As filed pursuant to Rule 497(c)
SEC File No. 333-149546
Prospectus
September 2, 2008
Farmers EssentialLife® Variable Universal Life

Flexible Premium Variable Universal Life Insurance Policy
Issued by
Farmers New World Life Insurance Company
Through
Farmers Variable Life Separate Account A

Home Office	Service Center
3003 — 77th Avenue, S.E.	P.O. Box 724208
Mercer Island, Washington 98040	Atlanta, Georgia 31139
Phone: (206) 232-8400	Phone: 1-877-376-8008 (toll free)
8:00 a.m. to 6:00 p.m. Eastern Time
This prospectus describes Farmers EssentialLife Variable Universal Life, an individual flexible premium variable life insurance policy (the “Policy”), issued by Farmers New World Life Insurance Company. The Policy provides life insurance, with a life insurance benefit (called the “Death Benefit Amount Payable”) that we will pay if the insured dies while the Policy is in force. The amount of life insurance, and the number of years the Policy is in force, may increase or decrease, depending on the investment experience of the subaccounts of the Farmers Variable Life Separate Account A (the “variable account”) in which you invest.
Investment Risk — Your Contract Value will vary according to the investment performance of the portfolio(s) in which you invest and the Policy charges deducted. You bear the investment risk on amounts you allocate to the subaccounts. You may be required to pay additional premiums to keep the Policy in force if investment performance is too low. The Policy is not suitable as a short-term savings vehicle because the surrender and insurance charges may be considerable.
Loans and Partial Surrenders — You may borrow against or withdraw money from this Policy, within limits. Loans and partial surrenders reduce the Policy’s Death Benefit Amount Payable and its Cash Surrender Value, and increase the risk that your Policy will lapse without value unless you pay additional premiums. If your Policy lapses while loans are outstanding, you will have no Cash Surrender Value and you will likely have to pay a significant amount in taxes.
You may choose one of two death benefit options. The death benefit will be at least the face amount shown on your Policy’s specifications page, adjusted for any increases or decreases in face amount, and reduced by any outstanding loan amount and unpaid monthly deductions.
Tax Risk – Tax laws are unclear in a variety of areas. You should review the “Federal Tax Considerations”
section of this prospectus carefully, especially if you are purchasing this Policy with the intention of taking Policy loans or partial surrenders at any time in the future, or if you intend to keep the Policy in force after the insured reaches attained age 100. You should consult a tax adviser to learn more about the tax risks of this Policy.
This prospectus provides basic information that you should know before investing. You should keep this prospectus for future reference. You should consider whether this Policy is suitable for you in light of your life insurance needs.
Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase of or to maintain this Policy through a loan or through surrenders or partial surrenders from another policy.
An investment in this Policy is not a bank deposit, and the Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investing in this Policy involves risk, including possible loss of premiums. Please read the “Policy Risks” section of this prospectus. It describes some of the risks associated with investing in the Policy.
This Policy has 36 funding choices – one fixed account (paying at least a guaranteed minimum fixed rate of interest) and 35 subaccounts. The subaccounts invest in the following 35 portfolios:
☐	Dreyfus Variable Investment Fund – Service Class Shares
Developing Leaders Portfolio
☐	The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares

☐	DWS Variable Series I – Class A Shares
DWS Bond VIP
DWS Global Opportunities VIP
DWS International VIP
☐	DWS Variable Series II – Class A Shares
DWS Dreman High Return Equity VIP
DWS Government & Agency Securities VIP
DWS High Income VIP
DWS Money Market VIP
☐	Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares
Fidelity VIP Growth Portfolio
Fidelity VIP Index 500 Portfolio
Fidelity VIP Mid-Cap Portfolio
☐	Fidelity VIP Freedom Funds – Service Class 2 Shares
Fidelity VIP Freedom 2005 Portfolio
Fidelity VIP Freedom 2010 Portfolio
Fidelity VIP Freedom 2015 Portfolio
Fidelity VIP Freedom 2020 Portfolio
Fidelity VIP Freedom 2025 Portfolio
Fidelity VIP Freedom 2030 Portfolio
Fidelity VIP Freedom Income Portfolio
☐	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
Fidelity VIP FundsManager 20% Portfolio
Fidelity VIP FundsManager 50% Portfolio
Fidelity VIP FundsManager 70% Portfolio
Fidelity VIP FundsManager 85% Portfolio
☐	Franklin Templeton Variable Insurance Products Trust – Class 2 Shares
Franklin Small-Mid Cap Growth Securities Fund
Franklin Small Cap Value Securities Fund
Templeton Global Asset Allocation Fund
☐	Janus Aspen Series
Janus Aspen Balanced Portfolio (Service Shares)
Janus Aspen Forty Portfolio (Institutional Shares)
☐	PIMCO Variable Insurance Trust – Administrative Class Shares
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)
PIMCO VIT Low Duration Bond Portfolio
☐	Principal Variable Contracts Fund, Inc. (“PVC”) – Class 2 Shares Strategic Asset Management (SAM) Portfolios
PVC SAM Balanced Portfolio
PVC SAM Conservative Balanced Portfolio
PVC SAM Conservative Growth Portfolio
PVC SAM Flexible Income Portfolio
PVC SAM Strategic Growth Portfolio
A prospectus for each of the portfolios available through this Policy must accompany this prospectus. Please read these documents before investing and save them for future reference.
The Securities and Exchange Commission has not approved or disapproved this Policy or determined that this prospectus is accurate or complete.
Anyone who tells you otherwise is committing a federal crime.

Not FDIC Insured	May Lose Value	No Bank Guarantee

i

Policy Benefits/Risks Summary
     This summary provides only a brief overview of the more important benefits and risks of the Policy. You may obtain more detailed information about the Policy later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of the prospectus that defines certain words and phrases used in the prospectus.
Policy Benefits
Your Policy in General
•	Tax-Deferred Accumulation. This Policy is an individual flexible premium variable life insurance policy. The Policy offers lifetime insurance protection, with a death benefit payable if the insured dies while the Policy is in effect. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy’s Contract Value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to any money you place in the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial surrenders) on your Contract Value.

•	Long-Term Savings Vehicle. The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle. There may be adverse consequences if you decide to surrender your Policy early; you may be required to pay a surrender charge that applies during the first nine years of the Policy and the first nine years after each increase in face amount.

•	Personalized Illustrations. You may request personalized illustrations from your agent in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations, which are provided to you without charge, may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

•	Fixed Account. You may place money in the fixed account where we guarantee that it will earn interest at an annual rate of at least 2.5%. We may declare higher rates of interest, but are not obligated to do so. Money you place in the fixed account will be reduced by applicable Policy fees and charges. The fixed account is part of our general account.

•	Separate Account. You may allocate premium(s) and Contract Value to one or more subaccounts of the variable account. Each subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus. Investment returns from amounts allocated to the subaccounts will vary each day with the investment experience of these subaccounts. Investment returns may be negative and will be reduced by applicable Policy fees and charges. You bear the risk that the Contract Value of your Policy will decline as a result of the unfavorable investment performance of the subaccounts you have chosen.
Premium Flexibility
•	Flexible Premiums. You can select a premium plan. You can vary the frequency and amount of premiums subject to certain limitations discussed in the Premium Flexibility section of this Prospectus. You may be able to skip premium payments under certain circumstances. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum premium. After you pay an initial premium, you can pay subsequent premiums (minimum $25) at any time. You may also choose to have premiums deducted directly from your bank account.

•	Minimum Premiums. Paying the minimum premiums for the Policy may reduce your risk of lapse, but will not necessarily keep your Policy in force. It is likely that additional premiums will be necessary to keep the Policy in force until maturity.

•	Right-to-Examine Period. You may cancel a Policy during the “right-to-examine period” by returning it with a signed request for cancellation to our Home Office. If you decide to cancel the Policy during the right-to-examine period, we will refund an amount equal to the greater of the sum of all premiums paid for the Policy or the Contract Value at the end of the Valuation Date on which we receive the returned Policy at our Home Office.
Death Benefit
•	As long as the Policy remains in force, we will pay a death benefit payment to the beneficiary upon the death of the insured.

•	You may choose one of two death benefit options under the Policy. If you do not choose a death benefit option, then the selection will automatically default to Option B.
▪	Option A is a variable death benefit through attained age 99 that is the greater of:
o	the face amount of your Policy plus the Contract Value on the date of the insured’s death; or

o	the Contract Value on the date of the insured’s death multiplied by the applicable death benefit percentage.
▪	Option B is a level death benefit through attained age 99 that is the greater of:
o	the face amount of your Policy on the date of the insured’s death; or

o	the Contract Value on the date of the insured’s death multiplied by the applicable death benefit percentage.
•	For attained ages 100 though 120, the death benefit equals the Contract Value.

•	Any death benefit will be increased by any additional insurance benefits that are payable under the terms of any riders you added to the Policy, and will be reduced by the amount of any outstanding loan amount (and any interest you owe) and any due and unpaid monthly deductions.

•	Change in Death Benefit Option and Face Amount. After the first Policy year, you may change the death benefit option or increase or decrease the face amount once each Policy year if you send us a signed request for a Policy change and, in certain instances, the insured provides evidence of insurability satisfactory to us (but you may not change both the death benefit option and face amount during the same Policy year, unless done simultaneously).
Full and Partial Surrenders
•	Full Surrender. At any time while the Policy is in force, you may submit a written request to fully surrender your Policy and receive the Cash Surrender Value (that is, the Contract Value, minus the applicable surrender charge, minus any monthly deductions due and payable, and minus any outstanding loan amount and any interest you owe). A surrender may have tax consequences.

•	Partial Surrenders. After the first Policy year, you may submit a written request to withdraw part of the Cash Surrender Value, subject to the following rules. Partial surrenders may have tax consequences.
▪	You may make only one partial surrender each calendar quarter.

▪	You must request at least $500.

▪	You may not request more than 75% of the Cash Surrender Value.

▪	For each partial surrender, we deduct a processing fee equal to the lesser of $25 or 2% of the partial surrender from the subaccounts and the fixed account on a pro-rata basis, or on a different basis if you so request.

▪	The subaccounts and fixed account will be reduced by the amount of the partial surrender on a pro-rata basis, or on a different basis if you so request.

▪	If you select a level death benefit (Option B), the face amount will be reduced by the amount of the partial surrender (but not by the processing fee).
Transfers
•	Each Policy year, you may make an unlimited number of transfers from and among the subaccounts and one transfer from the fixed account.

•	Transfers from subaccounts must be a minimum of $250, or the total value in the subaccount if less.

•	Transfers from the fixed account may not be for more than 25% of the value in the fixed account. If the balance in the fixed account after the transfer is less than $250, then the entire balance will be transferred.

•	We charge $25 for the 13th and each additional transfer during a Policy year.
Loans
•	You may take a loan against the Policy for amounts up to the Cash Surrender Value, minus the loan interest you would have to pay by the next Policy anniversary, and minus three monthly deductions, or the number of monthly deductions due before the next Policy anniversary, if fewer.

•	The loan amount requested must be at least $250, unless otherwise required by state law.

•	Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year.

•	For Policy years 1 through 15, we will charge you loan interest at a rate of 4.5%, compounded annually. For Policy years 16 and beyond, we will charge you loan interest at a rate of 2.5%, compounded annually. These rates may change at our discretion, but are guaranteed not to exceed 6.5%.

•	You may repay all or part of your outstanding loans at any time. Loan repayments must be at least $25, or the amount of the loan if less, and must be clearly marked as “loan repayment” or they will be credited as premiums.

•	We deduct any unpaid loans, plus any interest you owe, from the Contract Value to determine the Cash Surrender Value (and from the Death Benefit on the insured’s death).

•	A loan may have adverse tax consequences.
Policy Risks
Risk of Poor Investment Performance
          If you invest your Contract Value in one or more subaccounts, you will be subject to the risk that investment performance will be unfavorable and that your Contract Value will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. In addition, we deduct Policy fees and charges from your Contract Value, which can significantly reduce your Contract Value. During times of declining investment performance, the deduction for monthly charges based on the Risk Insurance Amount could accelerate and further reduce your Contract Value.
          If you allocate premiums and Contract Value to the fixed account, we will credit your Contract Value in the fixed account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2.5%.
Risks of Market Timing and Disruptive Trading
          This Policy and the underlying portfolios are not designed for market timers. However, there is no assurance that we will be able to identify and prevent all market timing and other forms of disruptive trading in the Policy and the underlying portfolios. For a discussion of our policies and procedures on market timing and of the potential costs and risks to you that can result if market timing or disruptive trading occurs in the underlying portfolios, see the “Policy and Procedures Regarding Disruptive Trading and Market Timing” section.
Risk of Lapse
          Paying the minimum premium is one way to reduce the risk that your Policy will lapse without value. You greatly increase the risk of your Policy lapsing if you do not regularly pay premiums at least as large as the current minimum premium. However, paying the minimum premiums for the Policy will not necessarily keep your Policy in force.
     You also increase the risk that your Policy will lapse if you take out a loan, take partial surrenders or increase the face amount of your Policy. These activities, any increase in the current charges, or any unfavorable investment returns will significantly increase the risk of your Policy lapsing. It is likely that additional premiums will be necessary to keep your Policy in force until maturity.
     For a full discussion on the conditions that will cause the Policy to enter the grace period and the Grace Premium Test, please see the “Policy Lapse and Reinstatement – Lapse” section of this prospectus.
     Whenever your Policy enters the 61-day grace period, you must make a payment before the grace period ends that is large enough to keep your Policy in force. Market performance alone will not be deemed to constitute a sufficient payment. If you do not make a large enough payment before the end of the grace period, your Policy will terminate without value, insurance coverage will no longer be in force, and you will receive no benefits. A Policy lapse may have adverse tax consequences.
Tax Risks
          A Policy must satisfy certain requirements in the Tax Code in order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard premium class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of Tax Code requirements to a Policy issued on a special premium class basis particularly if the full amount of premiums permitted under the Policy is paid.
          Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. In addition, any Section 1035 Exchange coming from a policy that is a MEC makes the new Policy a MEC. If a Policy is treated as a MEC, then partial surrenders and loans under a Policy will be taxable as ordinary income, to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of partial surrenders and loans taken before you reach age 59 1/2. There may be tax consequences to distributions from Policies that are not MECs. However, the 10% penalty tax will not apply to distributions from Policies that are not MECs. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with Policy loans from this Policy are less clear because the difference between the interest rate we charge on Policy loans and the rate we credit to the loan account results in a net cost to you that could be viewed as negligible and, as a result, it is possible that such a loan could be treated as, in substance, a taxable distribution. You should consult a qualified tax adviser about such loans.
          The federal tax laws are unclear in a variety of areas. You should review the “Federal Tax Considerations” section of this prospectus carefully, especially if you are purchasing this Policy with the intention of taking Policy loans or partial surrenders at any time in the future, and/or you intend to keep the Policy in force after the insured reaches attained age 100. You should consult a qualified tax adviser for assistance in all tax matters involving your Policy.
Limits on Partial Surrenders
          The Policy permits you to take only one partial surrender in any calendar quarter, and only after the first Policy year has been completed. The amount you may withdraw is limited to 75% of the Cash Surrender Value. You may not withdraw less than $500. If 75% of the Cash Surrender Value is less than $500, then a partial surrender is not available.
          A partial surrender reduces the Cash Surrender Value and Contract Value and will increase the risk that the Policy will lapse. A partial surrender also may have tax consequences.
          In addition, a partial surrender will reduce the death benefit. If you select a level death benefit (Option B), a partial surrender will permanently reduce the face amount by the amount of the partial surrender (not including the processing fee). If a variable death benefit (Option A) is in effect when you make a partial surrender, the face amount will remain the same but the death benefit will be reduced by the amount that the Contract Value is reduced.
Loan Risks
     A Policy loan, whether or not repaid, will affect Contract Value over time because we subtract the amount of the loan from the subaccounts and fixed account and place this amount into the loan account as collateral. We credit a fixed interest rate of 2.5% per year to the loan account. For Policy years 1 through 15, we will charge you loan interest at a rate of 4.5%, compounded annually. For Policy years 16 and beyond, we will charge you loan interest at a rate of 2.5%, compounded annually. These rates may change at our discretion, but are guaranteed not to exceed 6.5%. As a result, the loan collateral does not participate in the investment results of the subaccounts, nor does it receive as high an interest rate as amounts allocated to the fixed account. The longer the loan is outstanding, the greater the effect on Contract Value is likely to be. Depending on the investment results of the subaccounts and the interest rates charged against the loan and credited to the fixed account, the effect could be favorable or unfavorable.
     A Policy loan affects the death benefit because a loan reduces the Death Benefit Amount Payable by the amount of the outstanding loan plus any interest you owe on Policy loans.
     A Policy loan will increase the risk that the Policy will lapse. There is a risk that if the loan amount, together with poor investment performance and payment of monthly insurance charges, reduces your Cash Surrender Value (or Contract Value, in certain circumstances) to an amount that is not large enough to pay the monthly deduction when due, then the Policy will enter the 61-day grace period, and possibly lapse. Adverse tax consequences could result. In addition, the tax consequences of loans are uncertain. You should consult a qualified tax adviser about such loans.
Increase in Current Fees and Expenses
     Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums you pay to keep the Policy in force.
Effects of Surrender Charges
     There are significant surrender charges under this Policy during the first nine Policy years and during the nine years after any elected increase in face amount. It is likely that you will receive no Cash Surrender Value if you surrender your Policy in the early Policy years. You should purchase this Policy only if you have the financial ability to keep it in force at the initial face amount for a substantial period of time.
     Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse. The Cash Surrender Value is one measure we use to determine whether your Policy will enter a grace period and possibly lapse.
Portfolio Risks
     A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the prospectuses for the portfolios for more information.
     There is no assurance that any of the portfolios will achieve its stated investment objective.

Fee Table
     The following tables describe the fees and charges that you will pay when buying and owning the Policy.1 If the amount of a charge depends on the personal characteristics of the insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics listed below. These charges may not be typical of the charges you will pay since the insured under the Policy may not be of the same age, gender, and risk class as the representative insured. Other fees or charges are not dependent on the insured’s personal characteristics but rather are based on either (a) decisions or choices made by the Policy owner, or (b) the Policy itself where the fees or charges apply to all Policy owners.
     The first table describes the fees and charges that you will pay when you pay premiums, fully surrender the Policy, partially surrender the Policy, transfer cash value among the subaccounts and the fixed account, increase the face amount of the Policy, request an additional annual report, or make a claim under the Accelerated Benefit Rider for Terminal Illness.

Transaction Fees
		Amount Deducted[2]
		Guaranteed
Charge	When Charge is Deducted	Maximum Charge	Current Charge
Premium Expense Charge	Upon payment of each	7% in all years	7% in years 1-10;
(As a percentage of premiums paid)	premium		3% in years 11+

Partial Surrender Processing Fee	Upon partial surrender	2.0%	2.0%
(As a percentage of the amount withdrawn, not to exceed $25.00)

Surrender Charge[3]	Upon full surrender of
(Per $1,000 of face amount on issue date and on the	the Policy during
face amount of any increase)	first 9 Policy years,
	or within 9 years
	following any increase
	in face amount

♦ Minimum Charge in Policy Year 1[4]		$3.00	$3.00

♦ Maximum Charge in Policy Year 1[4]		$44.40	$44.40

[1]	The actual charges assessed under the Policy may be somewhat higher or lower than the charges shown in the fee table because fee table charges have been rounded off in accordance with SEC regulations.

[2]	We may use rates lower than the guaranteed maximum charge. Current charges are the fees and rates currently in effect. Any change in current charges will be prospective only and will not exceed the guaranteed maximum charge.

[3]	The surrender charge is equal to (a) + (b), where (a) is the surrender charge for the face amount on the issue date; and (b) is the surrender charge for each increase in face amount. To calculate the surrender charge for the face amount on the issue date: (i) locate the appropriate surrender charge factor from a table in Appendix B of this prospectus, or the “Surrender Charge Factors” table in your Policy, for the insured’s issue age and the number of complete years that have elapsed since your Policy was issued, then (ii) multiply this factor by the face amount on the issue date and divide the result by 1,000. To calculate the surrender charge for increases in face amount that are issued with the same premium class as that shown on your Policy specifications page: (i) locate the appropriate surrender charge factor from a table in Appendix B of this prospectus, or the “Surrender Charge Factors” table in your Policy, for the insured’s attained age at the time of increase and the number of complete years that have elapsed since the increase, then (ii) multiply this factor by the amount of the increase in face amount and divide the result by 1,000. For increases in face amount that are issued with a premium class different from that shown on your Policy specifications page, the same process is followed, but a different table from the “Surrender Charge Factors” table in your Policy may apply; see Appendix B of this prospectus for an exhaustive list of surrender charge factor tables. The applicable surrender charge factor varies by issue age, gender, nicotine use, underwriting class, and number of full Policy years since the issue date. The surrender charges shown in the table may not be typical of the charges you will pay. You can obtain more detailed information about the surrender charges that apply to your Policy by contacting your agent and by referring to the Appendix B— Table of Surrender Charge Factors in this prospectus.

[4]	This minimum charge is based on a female insured age 0 at issue.

[5]	This maximum charge is based on a male insured for a Policy that is issued at age 68.

Transaction Fees
		Amount Deducted[2]
		Guaranteed
Charge	When Charge is Deducted	Maximum Charge	Current Charge
♦ Charge for a Policy issued to a male at		$9.59	$9.59
age 34, during Policy Year 1

Transfer Charge	Upon transfer	$25	First 12 transfers
			in a Policy year
			are free, $25 for
			each subsequent
			transfer

Additional Annual Report Fee	Upon request for	$25	$0
	additional annual
	report

Optional Riders with Transaction Fees:

Accelerated Benefit Rider for Terminal	When a benefit is	$250 plus the	$150 plus the
Illness[6]	paid under this rider	actuarial discount	actuarial discount
     The table below describes the fees and charges that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses. Portfolio fees and expenses are additional daily charges that you will pay and they are shown in the table following this one.

Periodic Charges Other Than Portfolio Operating Expenses
		Amount Deducted[2]
		Guaranteed Maximum
Charge	When Charge is Deducted	Charge	Current Charge
Monthly Administration Charge	Monthly on the issue	$12.00	$12.00, up to
	date and on each		attained age 100
	monthly due date

Cost of Insurance[7] for the Base Policy	Monthly on the issue	Per $1,000 of Risk	Per $1,000 of Risk
(No Special Premium Class Charge or Extra	date and on each	Insurance	Insurance Amount
Ratings8)	monthly due	Amount[10]
	date[9]

♦ Minimum Charge[11]		$0.02	$0.01

♦ Maximum Charge[12]		$37.12	$37.12

[6]	The administrative charge for this rider varies by state. It is guaranteed to equal $150 in Texas and $0 in Mississippi and Nebraska, and will not exceed $250 in the other states. In addition to the administrative charge, we reduce the single sum benefit at the time of payment by an actuarial discount to compensate us for lost income due to the early payment of the death benefit. The actuarial discount may be significant, depending on the death benefit amount being accelerated and the Moody’s Corporate Bond Yield Averages Rate. The amount of the administrative fee and the actuarial discount will be communicated to the Policy owner, who may accept or refuse the offer to accelerate the benefit.

[7]	Cost of insurance charges are based on the insured’s issue age, gender, premium class, the Risk Insurance Amount, the number of months since the issue date, and the amount of the face amount. The cost of insurance rate you pay increases annually with the age of the insured. We currently charge higher cost of insurance rates for Policies with a face amount of less than $150,000. If you reduce your face amount below $150,000 at any time, then the higher rates will apply in most cases. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy will indicate the guaranteed maximum cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your agent.

[8]	Table rating factor charges and extra ratings are additional charges assessed on policies insuring individuals considered to have higher mortality risks based on our underwriting standards and guidelines.

[9]	The cost of insurance charge is assessed until the insured attains age 100.

[10]	The Risk Insurance Amount, on the monthly due date, equals the adjusted death benefit, minus the adjusted Contract Value on that date. The adjusted death benefit and the adjusted Contract Value are determined by using the Contract Value on the respective monthly due date and deducting all applicable charges and fees, except the cost of insurance charge.

[11]	The minimum charge is based on a female insured, issue age 3, in the juvenile underwriting class.

Periodic Charges Other Than Portfolio Operating Expenses
		Amount Deducted[2]
		Guaranteed Maximum
Charge	When Charge is Deducted	Charge	Current Charge
♦ Charge for a Policy insuring a male, issue age 34, in the standard non-nicotine premium class, in Policy year 5 with a Face Amount less than $150,000		$0.11	$0.06

Table Rating Factor Charge[13]	Monthly on the issue
(Factor multiplied by Cost of Insurance Charge)	date and on each
	monthly due date

♦ Minimum Charge		1	1

♦ Maximum Charge		5	5

♦ Charge for an insured in a preferred		1	1
or standard premium class (not in a Special Premium Class)

Flat Extra Charge[14]	Monthly on the issue
(Per $1,000 of Risk Insurance Amount)	date and on each
	monthly due date

♦ Minimum Charge		$0	$0

♦ Maximum Charge		$1.25	$1.25

♦ Charge for an insured in a standard premium class		$0	$0

Monthly Underwriting and Sales Expense	Monthly on issue date
Charge[15] [16]	and on each monthly
(Per $1,000 of original face amount and any face	due date during first
amount increase)	5 Policy years or
	within 5 years after
	any increase in face
	amount

♦ Minimum Charge[17]		$0.07	$0.06

[12]	This maximum charge is based on a male insured, at attained age 99, in the nicotine underwriting class, who does not have a table rating factor charge. This maximum charge will be higher for a Policy with a table rating factor charge or a flat extra charge.

[13]	If the insured is in a special premium class, the cost of insurance charge will be the base rate times the table rating factor charge shown on the Policy specifications page. The table rating factor charge shown in the table may not be representative of the charges you will pay. If the table rating factor charge applies to your Policy, the factor will be shown on the Policy specifications page. You can obtain more information about this charge by contacting your agent.

[14]	A flat extra charge is assessed on Policies insuring individuals considered to have higher mortality risks according to our underwriting standards and guidelines. Flat extra charges usually apply to insureds in hazardous occupations, to insureds who participate in hazardous avocations, such as aviation, and to insureds with certain physical impairments. The flat extra charge can range from $0 to $1.25 monthly per $1,000 of Risk Insurance Amount, but the amount of the charge is determined and fixed for any particular Policy unless additional underwriting is performed to reduce or remove the flat extra charge. Any flat extra charge will be shown on the Policy specifications page. If no flat extra charge duration is shown in the Policy specifications page, the flat extra charge applies in all years until the insured’s attained age of 100. The flat extra charge shown in the table may not be representative of the charges you will pay. You can obtain more information about this charge by contacting your agent.

[15]	The monthly underwriting and sales expense charge is a flat charge that is assessed during the first 5 Policy years after issue or after an increase in face amount. The charge is set based on the insured’s age at issue or when the face amount is increased; the rate of the charge will increase with the insured’s age. The monthly underwriting and sales expense charge shown in the table may not be representative of the charges you will pay. You can obtain more information about this charge by contacting your agent.

[16]	We will provide a discount of up to 20% on the base monthly underwriting and sales expense charge if a “qualifying” policy is in force, applied for, or pending when we receive your Policy application. Qualifying policies currently include those where the Policy owner, the payor of the Policy or the primary insured on the Policy is an active driver on a Farmers auto policy, or is one of the named insureds under a Farmers homeowner’s or renter’s policy, or owns another life insurance policy issued by us. We refer to this discount as the Monthly Underwriting and Sales Expense Charge discount, or “MUSEC discount.” We may also provide the MUSEC discount prospectively if, after issue, you purchase a qualifying policy, subject to state restrictions. The size of the qualifying policy does not affect the amount of the discount.

[17]	This minimum charge is based on a female insured that is 0 at issue, assuming no subsequent increases in face amount.

Periodic Charges Other Than Portfolio Operating Expenses
		Amount Deducted[2]
		Guaranteed Maximum
Charge	When Charge is Deducted	Charge	Current Charge
♦ Maximum Charge[18]		$2.21	$2.21

♦ Charge for a Policy issued to a male at age 34, in a non-nicotine standard class, during the first year, owner of a qualifying Farmers policy		$0.25	$0.18

Mortality and Expense Risk Charge	Daily	0.60%	0.30%
(As an annualized percentage of daily net assets in each subaccount)

Loan Interest Spread[19]	At the end of each	4.0%	2.0%
	Policy year

Optional Riders with Periodic Charges[20]:

Accidental Death Benefit Rider[20]	Monthly on the issue
(Per $1,000 of rider face amount)	date and on each
	monthly due date

♦ Minimum Charge[21]		$0.08	$0.04

♦ Maximum Charge[22]		$0.56	$0.51

♦ Charge for an insured at attained age 34		$0.08	$0.06

Monthly Disability Benefit Rider20 23	Monthly on issue date
Per $100 of monthly benefit)	and on each monthly
	due date

♦ Minimum Charge[24]		$6	$4

♦ Maximum Charge[25]		$62	$45

♦ Charge at the insured’s attained age 34		$7	$4.5

Waiver of Deduction Rider20 23	Monthly on the issue
(As a percentage of all other monthly charges)	date and on each
	monthly due date

[18]	This maximum charge is based on a male insured at age 80.

[19]	The loan interest spread is the difference between the amount of interest we charge you for a loan (rate not to exceed 6.5%, compounded annually, guaranteed maximum) and the amount of interest we credit to the amount in your loan account (2.5% annually, guaranteed minimum). The maximum loan interest spread is 4% annually of the loan amount. The current loan interest spread is 2.0% annually of the loan amount in Policy years 1 through 15, and 0% in Policy years 16 and over.

[20]	Charges for the accidental death benefit rider, the monthly disability benefit rider, and waiver of deduction rider vary with the age of the insured. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these rider charges by contacting your agent.

[21]	The minimum charge is based on a female insured at attained age 11.

[22]	The maximum charge is based on a male insured at attained age 69 whose occupation and/or avocations at issue lead us to believe the insured’s risk of accidental death is roughly triple that of a representative insured.

[23]	The monthly disability benefit rider charge and the waiver of deduction rider charge are dependent on the insured’s attained age and generally increase as the insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these rider charges by contacting your agent.

[24]	The minimum charge is for an insured at attained age 21.

[25]	The maximum charge is for an insured at attained age 56 or older whose medical condition, occupation or avocations at issue lead us to believe the insured’s risk of disability is roughly triple that of a representative insured.

Periodic Charges Other Than Portfolio Operating Expenses
		Amount Deducted[2]
		Guaranteed Maximum
Charge	When Charge is Deducted	Charge	Current Charge
Children’s Term Insurance Rider	Monthly on issue date	$0.87	$0.78
(Per $1,000 of rider amount)	and on each monthly
	due date

     The following table shows the range of portfolio fees and expenses for the fiscal year ended December 31, 2007. Expenses of the portfolios may be higher or lower in the future. You can obtain more detailed information concerning each portfolio’s fees and expenses in the prospectus for each portfolio.
Range of Annual Operating Expenses for the Portfolios During 20071

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.20%	1.19%
Net Total Annual Portfolio Operating Expenses After Reimbursements and Waivers (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses— after any contractual waivers or reimbursements of fees and expenses) [2]	0.20%	1.19%

[1]	The portfolio expenses used to prepare this table were provided to Farmers by the fund(s). Farmers has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2007. Current or future expenses may be greater or less than those shown.

[2]	The range of Net Total Annual Portfolio Operating Expenses After Reimbursements and Waivers takes into account contractual arrangements for certain funds that require the fund’s investment adviser to reimburse or waive fund expenses above a certain threshold for a limited period of time ending no earlier than April 30, 2009. For more information about these arrangements, consult the prospectuses for the funds.
     The next table shows the fees and expenses charged by each portfolio for the fiscal year ended December 31, 2007.
Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets as a percentage of average daily net assets in the portfolios as of December 31, 2007):

					Contractual
					Waiver
				Gross	or	Net
				Total	Expense	Total
	Management	12b-1	Other	Annual	Reimburse-	Annual
Portfolio	Fees	Fees [1]	Expenses	Expenses	ment	Expenses
Dreyfus Variable Investment Fund (Service Class Shares)
Developing Leaders Portfolio	0.75%	0.25%	0.06%	1.06%	N/A	1.06%

The Dreyfus Socially Responsible Growth Fund, Inc. (Service Class Shares)
	0.75%	0.25%	0.07%	1.07%	N/A	1.07%

					Contractual
					Waiver
				Gross	or	Net
				Total	Expense	Total
	Management	12b-1	Other	Annual	Reimburse-	Annual
Portfolio	Fees	Fees [1]	Expenses	Expenses	ment	Expenses
DWS Variable Series I (Class A Shares)[2]
DWS Bond VIP	0.39%	N/A	0.18%	0.57%	N/A	0.57%
DWS Global Opportunities VIP	0.89%	N/A	0.21%	1.10%	N/A	1.10%
DWS International VIP	0.74%	N/A	0.20%	0.94%	N/A	0.94%

DWS Variable Series II (Class A Shares)[3]
DWS Dreman High Return Equity VIP	0.64%	N/A	0.14%	0.78%	N/A	0.78%
DWS Government & Agency Securities VIP	0.45%	N/A	0.21%	0.66%	N/A	0.66%
DWS High Income VIP	0.49%	N/A	0.20%	0.69%	N/A	0.69%
DWS Money Market VIP	0.29%	N/A	0.17%	0.46%	0.02%	0.44%

Fidelity Variable Insurance Products (“VIP”) Funds (Service Class Shares)
Fidelity VIP Growth Portfolio [4]	0.56%	0.10%	0.09%	0.75%	N/A	0.75%
Fidelity VIP Index 500 Portfolio [5]	0.10%	0.10%	0.00%	0.20%	N/A	0.20%
Fidelity VIP Mid-Cap Portfolio [4]	0.56%	0.10%	0.10%	0.76%	N/A	0.76%

Franklin Templeton Variable Insurance Products Trust (Class 2 Shares)
Franklin Small-Mid Cap Growth Securities Fund [6]	0.47%	0.25%	0.29%	1.01%	N/A	1.01%
Franklin Small Cap Value Securities Fund [6]	0.51%	0.25%	0.17%	0.93%	N/A	0.93%
Templeton Global Asset Allocation Fund [6]	0.64%	0.25%	0.26%	1.15%	N/A	1.15%

Janus Aspen Series [7]
Janus Aspen Balanced Portfolio (Service Shares)	0.55%	0.25%	0.02%	0.82%	N/A	0.82%
Janus Aspen Forty Portfolio (Institutional Shares)	0.64%	N/A	0.06%	0.70%	N/A	0.70%

PIMCO Variable Insurance Trust (Administrative Class Shares)
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	0.25%	0.15%	0.50%	0.90%	N/A	0.90%
PIMCO VIT Low Duration Bond Portfolio	0.25%	0.15%	0.25%	0.65%	N/A	0.65%

								Total
					Contractual			Annual
				Gross	Fee Waiver	Net	Acquired	Fund of
				Portfolio	or Expense	Portfolio	Fund	Funds
Name of Fund of	Manage-	12b-1	Other	Fees and	Reimburse-	Fees and	Fees and	Operating
Funds	ment Fees	Fees[1]	Expenses	Expenses	ment	Expenses	Expenses	Expenses
Fidelity VIP Freedom Funds (Service Class 2 Shares)[8]
Fidelity VIP Freedom 2005 Portfolio	N/A	.25%	N/A	.25%	N/A	.25%	.56%	.81%
Fidelity VIP Freedom 2010 Portfolio	N/A	.25%	N/A	.25%	N/A	.25%	.56%	.81%
Fidelity VIP Freedom 2015 Portfolio	N/A	.25%	N/A	.25%	N/A	.25%	.59%	.84%
Fidelity VIP Freedom 2020 Portfolio	N/A	.25%	N/A	.25%	N/A	.25%	.62%	.87%
Fidelity VIP Freedom 2025 Portfolio	N/A	.25%	N/A	.25%	N/A	.25%	.63%	.88%
Fidelity VIP Freedom 2030 Portfolio	N/A	.25%	N/A	.25%	N/A	.25%	.66%	.91%
Fidelity VIP Freedom Income Portfolio	N/A	.25%	N/A	.25%	N/A	.25%	.45%	.70%
Fidelity VIP FreedomsManager Portfolios Funds (Service Class 2 Shares)[9]
Fidelity VIP FundsManager 20% Portfolio	.25%	.25%	N/A	.50%	N/A	.50%	.42%	.92%
Fidelity VIP FundsManager 50% Portfolio	.25%	.25%	N/A	.50%	N/A	.50%	.55%	1.05%
Fidelity VIP FundsManager 70% Portfolio	.25%	.25%	N/A	.50%	N/A	.50%	.63%	1.13%
Fidelity VIP FundsManager 85%	.25%	.25%	N/A	.50%	N/A	.50%	.68%	1.18%

Principal Variable Contracts Fund, Inc. (“PVC”) (Class 2 Shares) Strategic Asset Management (SAM) Portfolios[10]
PVC SAM Balanced Portfolio	0.23%	0.25%	0.00%	0.48%	0.00%	0.48%	0.63%	1.11%
PVC SAM Conservative Balanced Portfolio	0.23%	0.25%	0.01%	0.49%	0.00%	0.49%	0.59%	1.08%
PVC SAM Conservative Growth Portfolio	0.23%	0.25%	0.00%	0.48%	0.00%	0.48%	0.67%	1.15%
PVC SAM Flexible Income Portfolio	0.23%	0.25%	0.01%	0.49%	0.00%	0.49%	0.54%	1.03%
PVC SAM Strategic Growth Portfolio	0.23%	0.25%	0.01%	0.49%	0.00%	0.49%	0.70%	1.19%

[1]	The 12b-1 distribution plan is described in the portfolios’ prospectus and/or statement of additional information. Because the 12b-1 fees are paid out of portfolio assets on an on-going basis, over time these fees will increase the cost of an investment, and may cost more than paying other types of sales charges.

[2]	“Other Expenses” for the DWS Variable Series I are based on estimated amounts for the current fiscal year and include a 0.10% administration fee. Actual expenses may be different. The investment manager for the DWS Variable Series I has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Portfolios, excluding certain expenses such as extraordinary expenses, taxes, brokerage, and interest, to the extent necessary to maintain the Portfolios’ Net Total Annual Expenses at the following amounts: (i) 0.63% for the DWS Bond VIP, through September 30, 2008; (ii) 0.99% for the DWS Global Opportunities VIP, through April 30, 2009; and (iii) 0.96% for the DWS International VIP, through April 30, 2010.

[3]	“Other Expenses” for the DWS Variable Series II are restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008 and include a 0.10% administrative services fee paid to the investment manager. The investment manager for the DWS Variable Series II has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Portfolios, excluding certain expenses such as extraordinary expenses, taxes, brokerage, and interest, to the extent necessary to maintain the Portfolios’ Net Total Annual Expenses at the following amounts: (i) 0.66% for the DWS Government & Agency Securities VIP, through September 30, 2008; and (ii) 0.78% for the DWS Dreman High Return Equity VIP and 0.44% for the DWS Money Market VIP, through April 30, 2010 .

[4]	A portion of the brokerage commissions that the Fidelity VIP Growth Portfolio and the Fidelity VIP Mid Cap Portfolio pay may be reimbursed and used to reduce the Portfolio’s expenses. In addition, through arrangements with the Portfolio’s custodian, credits realized as a result of uninvested cash balances are used to reduce the Portfolio’s custodian expenses. After taking into account these voluntary offsets, the Net Total Annual Expenses for the Fidelity VIP Growth Portfolio were 0.74%, and for the Fidelity VIP Mid Cap Portfolio were 0.75% during 2007. These offsets may be discontinued at any time.

[5]	Management fees for the Fidelity VIP Index 500 Portfolio have been reduced to 0.10%, and Service Class expenses are limited to 0.20% (excluding interest, taxes, brokerage commissions, security lending fees, or extraordinary expenses). This expense limit may not be increased without approval of the Portfolio’s shareholders and board of trustees. Thus, the expense limit is required by contract and is not voluntary on the fund manager’s part.

[6]	The manager of the Franklin Small-Mid Cap Growth Securities Fund, the Franklin Small Cap Value Securities Fund, and the Templeton Global Asset Allocation Fund has agreed in advance to reduce its fee from assets invested by the Portfolios in a Franklin Templeton money market fund (the acquired fund) to the extent that the Portfolio’s fees and expenses are due to those of the acquired fund. This reduction is required by the Trust’s board of trustees and an exemptive order of the SEC; this arrangement will continue as along as the exemptive order is relied upon. This reduction of 0.01% (for the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Asset Allocation Fund) and 0.02% (for the Franklin Small Cap Value Securities Fund), is not reflected in the Net Total Annual Expenses which would be lower if it were.

The manager and administrator for the Templeton Global Asset Allocation Fund have contractually agreed to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Portfolio so that Net Total Annual Expenses, excluding acquired fund fees and expenses, do not exceed 1.08% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) through April 30, 2009. This waiver is separate from the waiver related to the acquired fund discussed above.

[7]	The “Other Expenses” for the Janus Aspen Forty Portfolio include expenses of 0.01% for acquired fund fees and expenses and 0.02% for short sale dividend expenses. The “Other Expenses” for the Janus Aspen Balanced Portfolio include expenses of less than 0.01% for acquired fund fees and expenses.

“Acquired fund” means any underlying portfolio (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested during the period. Amounts of less than 0.01%, if applicable are included in Other Expenses.

Dividends or interest on short sales, which are paid to the lender of borrowed securities, are considered Other Expenses. Such expenses will vary depending on whether the securities the Portfolio sells short pay dividends or interest and the amount of such dividends and interest. Including such short sale dividends (and excluding acquired fund fees and expenses), Other Expenses for the Janus Aspen Forty Portfolio total 0.05%.

Including acquired fund fees and expenses and short sale dividend expenses, Other Expenses for the Janus Aspen Balanced Portfolio and the Janus Aspen Forty Portfolio, total 0.02% and 0.04%, respectively.

[8]	Fidelity Management & Research, each underlying Fidelity fund’s manager, has voluntarily agreed to reimburse Service Class 2 of each fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, 12b-1 fees, and acquired fund fees and expenses, if any), as a percentage of the average net assets, exceed .25%. This arrangement may be discontinued by FMR.

[9]	Strategic Advisers, each VIP FundsManager Portfolio’s investment manager, has contractually agreed to waive 0.05% of its management fee until July 31, 2009. In addition, Fidelity Management & Research Company, each underlying Fidelity fund’s manager, has contractually agreed to reimburse 0.10% of class-level expenses for Service Class 2.

[10]	Each PVC SAM Portfolio, an “upper-tier fund,” is an asset-allocation “fund-of-funds” that typically allocates its assets, within predetermined percentage ranges, among certain underlying funds of the PVC and Institutional class shares of Principal Investors Fund (the “underlying funds”). Each SAM Portfolio has its own set of operating expenses, as does each of the underlying funds in which it invests. If you choose to invest in one of the PVC SAM Portfolios subaccounts, you will be responsible for the indirect expense of the applicable PVC SAM Portfolio— the upper-tier fund— as well as those of its underlying funds. Each PVC SAM Portfolio indirectly bears a proportionate share of the applicable expenses of the underlying funds (including management fees) and is a shareholder of the underlying funds. Depending on which underlying funds are held by a PVC SAM Portfolio and in what proportion, the fees will vary over time. “Total Annual Fund of Funds Operating Expenses” show combined annual expenses for each PVC SAM Portfolio and the underlying funds in which the SAM Portfolio invests. A SAM Portfolio’s actual expenses may be higher or lower as a result of changes in the allocation of the SAM Portfolio’s assets among the underlying funds, and the expenses of the underlying fund and of the SAM Portfolio.
Redemption Fees
     A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a partial surrender or transfer. Each portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee will reduce your Contract Value. For more information, see the portfolio prospectus.
Distribution Costs
     For information concerning the compensation paid for the sale of the Policies, see the “Additional Information – Distribution of the Policies” section.
Personalized Illustrations
     Your Policy can lapse before maturity, depending on the premiums you pay and the investment results of the subaccounts in which you invest your Contract Value. Your agent can provide you, free of charge, with personalized illustrations that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. You should request personalized illustrations from your agent to help you decide what level of premium payments to pay in your particular circumstances.
Farmers New World Life Insurance Company and the Fixed Account
Farmers New World Life Insurance Company
     Farmers New World Life Insurance Company (“Farmers”) is located at 3003 — 77th Avenue, S.E., Mercer Island, Washington 98040. We are obligated to pay all amounts promised under the Policy.
The Fixed Account
     You may allocate some or all of your premium payments and transfer some or all of your Contract Value to the fixed account. The fixed account offers a guarantee of principal accumulating at a specified rate of interest that will be reduced by deductions for fees and expenses. The fixed account is part of Farmers’ general account. We use our general assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. Subject to applicable law, Farmers has sole discretion over investment of the fixed account’s assets. Farmers bears the full investment risk for all amounts contributed to the fixed account. Farmers guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 2.5%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. All assets in the general account are subject to our general liabilities from business operations.
     Money you place in the fixed account will earn interest that is compounded annually and accrues daily at the current interest rate in effect at the time of your allocation. We intend to credit the fixed account with interest at current rates in excess of the minimum guaranteed rate of 2.5%, but we are not obligated to do so. We have no specific formula for determining current interest rates.
     The fixed account value will not share in the investment performance of our general account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the fixed account will be credited with different current interest rates. You assume the risk that interest credited to amounts in the fixed account may not exceed the minimum 2.5% guaranteed rate.

     We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below 2.5% per year or shorten the period for which the interest rate applies to less than one year (except for the year in which such amount is received or transferred).
     We currently allocate amounts from the fixed account for partial surrenders, transfers to the subaccounts, or charges for the monthly deduction on a last in, first out basis (“LIFO”) for the purpose of crediting interest.
     The fixed account is not registered with the Securities and Exchange Commission (“SEC”). The disclosures included in this prospectus about the fixed account are for your information and have not been reviewed by the staff of the SEC. However, fixed account disclosure is subject to general applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.
The Variable Account and the Portfolios
The Variable Account
     Farmers established the variable account as a separate investment account under the law of the State of Washington on April 6, 1999. Farmers owns the assets in the variable account. Farmers may use the variable account to support other variable life insurance policies Farmers issues. The variable account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws.
     The variable account is divided into subaccounts, each of which invests in shares of one portfolio of a fund.
     Income, gains, and losses credited to, or charged against, a subaccount of the variable account reflect the subaccount’s own investment experience and not the investment experience of our other assets. The variable account’s assets may not be used to pay any of our liabilities other than those arising from the Policies and from other variable life insurance policies supported by the variable account. If the variable account’s assets exceed the required reserves and other liabilities, we may transfer to our general account the excess related to seed capital, as well as earned fees and charges to which we are entitled under the Policy.
     Changes to the Variable Account. We reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more subaccounts, combine the variable account with one or more other separate accounts, or operate the variable account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the subaccounts and the variable account and to comply with applicable law. Some of these future changes may be the result of changes in applicable laws or interpretation of the law.
The Portfolios
     Each subaccount of the variable account invests exclusively in shares of a designated portfolio of a fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio. Each fund available under the Policy is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the funds by the SEC.
     The assets of each portfolio are separate from the assets of any other portfolio, and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the income or losses of one portfolio has no effect on the investment performance of any other portfolio.

     Each of the portfolios is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of the investments of the portfolio. These investments must be consistent with the investment objective, policies and restrictions of that portfolio.
     Some of the portfolios have been established by investment advisers that manage retail mutual funds sold directly to the public having similar names and investment objectives to the portfolios available under the Policy. While some of the portfolios may be similar to, and may in fact be modeled after, publicly traded mutual funds, you should understand that the portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named portfolio may differ substantially from the portfolios available through this Policy.
     An investment in a subaccount, or in any portfolio, including the DWS Money Market VIP, is not insured or guaranteed by the U.S. Government and there can be no assurance that the DWS Money Market VIP will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to insurance charges, the yields on the money market subaccount may become extremely low and possibly negative.
Investment Objectives of the Portfolios
     The following table summarizes each portfolio’s investment objective(s) and policies. There is no assurance that any of the portfolios will achieve its stated objective(s). You can find more detailed information about the portfolios, including a description of the risks, conditions of investing, and fees and expenses of each portfolio in the prospectuses for the portfolios that are attached to this prospectus. You should read the prospectuses for the portfolios carefully.

Portfolio	Investment Objective and Investment Adviser

Dreyfus VIF Developing Leaders Portfolio (Service Class Shares)	Seeks capital growth. Investment adviser is The Dreyfus Corporation. The subadviser is Franklin Portfolio Associates.

DWS Bond VIP (Class A Shares)	Seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation. Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is Aberdeen Asset Management, Inc., and the sub-subadviser is Aberdeen Asset Management Investment Services Limited.

DWS Dreman High Return Equity VIP (Class A Shares)	Seeks to achieve a high rate of total return. Investment adviser is Deutsche Investment Management Americas Inc. The subadviser is Dreman Value Management L.L.C.

DWS Global Opportunities VIP (Class A Shares)	Seeks above-average capital appreciation over the long term. Investment adviser is Deutsche Investment Management Americas Inc.

DWS Government & Agency Securities VIP (Class A Shares)	Seeks high current income consistent with preservation of capital. Investment adviser is Deutsche Investment Management Americas Inc.

DWS High Income VIP (Class A Shares)	Seeks to provide a high level of current income. Investment adviser is Deutsche Investment Management Americas Inc.

DWS International VIP (Class A Shares)	Seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments (equities issued by foreign-based companies and listed on foreign exchanges). Investment adviser is Deutsche Investment Management Americas Inc.

Portfolio	Investment Objective and Investment Adviser

DWS Money Market VIP (Class A Shares)	Seeks maximum current income to the extent consistent with stability of principal. Investment adviser is Deutsche Investment Management Americas Inc.

Fidelity VIP Growth Portfolio (Service Class Shares)	Seeks to achieve capital appreciation. Investment adviser is Fidelity Management & Research Company. The subadvisers are: Fidelity Management and Research (U.K.) Inc., Fidelity Research & Analysis Company (formerly Fidelity Management and Research (Far East) Inc.), Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, Fidelity Investments Japan Limited, and FMR Co., Inc.

Fidelity VIP Index 500 Portfolio (Service Class Shares)	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500SM Index. Investment adviser is Fidelity Management & Research Company. The subadvisers are Geode Capital Management, LLC and FMR Co., Inc.

Fidelity VIP Mid Cap Portfolio (Service Class Shares)	Seeks long-term growth of capital. Investment adviser is Fidelity Management & Research Company. The subadvisers are: Fidelity Management and Research (U.K.) Inc., Fidelity Research & Analysis Company (formerly Fidelity Management and Research (Far East) Inc.), Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, Fidelity Investments Japan Limited, and FMR Co., Inc.

Fidelity VIP Freedom 2005 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Investment advisor is Strategic Advisers.

Fidelity VIP Freedom 2010 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Investment advisor is Strategic Advisers.

Fidelity VIP Freedom 2015 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Investment advisor is Strategic Advisers.

Fidelity VIP Freedom 2020 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Investment advisor is Strategic Advisers.

Fidelity VIP Freedom 2025 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Investment advisor is Strategic Advisers.

Fidelity VIP Freedom 2030 Portfolio	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Investment advisor is Strategic Advisers.

Fidelity VIP Freedom Income Portfolio	Seeks high total return with a secondary objective of principal preservation. Investment advisor is Strategic Advisers.

Fidelity VIP FundsManager 20% Portfolio	Seeks high current income and, as a secondary objective, capital appreciation. Investment advisor is Strategic Advisers.

Fidelity VIP FundsManager 50% Portfolio	Seeks high total return. Investment advisor is Strategic Advisers.

Portfolio	Investment Objective and Investment Adviser

Fidelity VIP FundsManager 70% Portfolio	Seeks high total return. Investment advisor is Strategic Advisers.

Fidelity VIP FundsManager 85% Portfolio	Seeks high total return. Investment advisor is Strategic Advisers.

Franklin Small Cap Value Securities Fund (Class 2 Shares)	Seeks long-term total return. Investment adviser is Franklin Advisory Services, LLC.

Franklin Small-Mid Cap Growth Securities Fund (Class 2 Shares)	Seeks long-term capital growth. Investment adviser is Franklin Advisers, Inc.

Janus Aspen Balanced Portfolio (Service Shares)	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income. Investment adviser is Janus Capital Management LLC.

Janus Aspen Forty Portfolio (Institutional Shares)	Seeks long-term growth of capital. Investment adviser is Janus Capital Management LLC.

PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class Shares)	Seeks maximum total return, consistent with preservation of capital and prudent investment management. Investment adviser is Pacific Investment Management Company LLC.

PIMCO VIT Low Duration Portfolio (Administrative Class Shares)	Seeks maximum total return, consistent with preservation of capital and prudent investment management. Investment adviser is Pacific Investment Management Company LLC.

PVC SAM Balanced Portfolio (Class 2 Shares)	Seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, relative to the other portfolios, the Balanced Portfolio should offer investors the potential for a medium level of income and a medium level of capital growth, while exposing them to a medium level of principal risk. The investment adviser is Principal Management Corporation and the subadviser is Edge Asset Management, Inc.

PVC SAM Conservative Balanced Portfolio (Class 2 Shares)	Seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. In general, relative to the other portfolios, the Conservative Balanced Portfolio should offer investors the potential for a medium to high level of income and a medium to low level of capital growth, while exposing them to a medium to low level of principal risk. The investment adviser is Principal Management Corporation and the subadviser is Edge Asset Management, Inc.

PVC SAM Conservative Growth Portfolio (Class 2 Shares)	Seeks to provide long-term capital appreciation. In general, relative to the other portfolios, the Conservative Growth Portfolio should offer investors the potential for a low to medium level of income and a medium to high level of capital growth, while exposing them to a medium to high level of principal risk. The investment adviser is Principal Management Corporation and the subadviser is Edge Asset Management, Inc.

Portfolio	Investment Objective and Investment Adviser

PVC SAM Flexible Income Portfolio (Class 2 Shares)	Seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). In general, relative to the other portfolios, the Flexible Income Portfolio should offer investors the potential for a high level of income and a low level of capital growth, while exposing them to a low level of principal risk. The investment adviser is Principal Management Corporation and the subadviser is Edge Asset Management, Inc.

PVC SAM Strategic Growth Portfolio (Class 2 Shares)	Seeks to provide long-term capital appreciation. In general, relative to the other portfolios, the Strategic Growth Portfolio should offer investors the potential for a high level of capital growth, and a corresponding level of principal risk. The investment adviser is Principal Management Corporation and the subadviser is Edge Asset Management, Inc.

Templeton Global Asset Allocation Fund (Class 2 Shares)	Seeks high total return. Investment adviser is Templeton Investment Counsel, LLC. The subadviser is Franklin Advisers, Inc.

The Dreyfus Socially Responsible Growth Fund, Inc. (Service Class Shares)	Seeks to provide capital growth, with current income as a secondary goal. Investment adviser is The Dreyfus Corporation. The subadviser is Mellon Capital Management.
     In addition to the variable account, the funds may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies as well as to qualified plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the funds simultaneously. Although neither Farmers nor the mutual funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each fund’s Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of such variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.
     If a fund’s Board of Directors (or Trustees) were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Farmers will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.
     Please read the attached prospectuses for the portfolios to obtain more complete information regarding the portfolios.
Selection of the Portfolios
     The portfolios offered through the Policies are selected by Farmers, and Farmers may consider various factors, including, but not limited to asset class coverage, the strength of the investment adviser’s (and/or subadviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the portfolio or one of its service providers (e.g., the investment adviser) will make payments to us in connection with certain administrative, marketing, and support services, or whether the portfolio’s adviser was an affiliate. We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of Contract Value if we determine that a portfolio no longer satisfies one or more of the selection criteria and/or if the portfolio has not attracted significant allocations from Policy owners.
     You are responsible for choosing to invest in the portfolios and the amounts allocated to each that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the subaccounts, you should carefully consider any decisions regarding allocations of premium and Contract Value to each subaccount.
     In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each portfolio’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the portfolio’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a portfolio. After you select subaccounts in which to allocate premium or Contract Value, you should monitor and periodically re-evaluate your investment allocations to determine if they are still appropriate.
     You bear the risk of any decline in the Contract Value of your Policy resulting from the performance of the subaccounts you have chosen.
     We do not provide investment advice and we do not recommend or endorse any of the particular portfolios available as investment options in the Policy.
     Revenue We Receive From the Portfolios and/or Their Service Providers. We (and our affiliates) may directly or indirectly receive payments from the portfolios and/or their service providers (investment advisers, administrators, and/or distributors), in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:
•	Rule 12b-1 Fees. We and/or our affiliate, Farmers Financial Solutions, LLC (“FFS”), the principal underwriter and distributor for the Policies, receive some or all of the 12b-1 fees from the portfolios that charge a 12b-1 fee. See the “Fee Table” in this prospectus. The 12b-1 fees we and/or FFS receive are calculated as a percentage of the average daily net assets of the portfolios owned by the subaccounts available under this Policy and certain other variable insurance products that we issue.

•	Administrative, Marketing and Support Service Fees (“Support Fees”). We and/or FFS may receive compensation from some of the portfolios’ service providers for administrative and other services we perform relating to variable account operations that might otherwise have been provided by the portfolios. The amount of this compensation is based on a percentage of the average assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that we issue. These percentages currently range from 0.10% to 0.25% and may be significant. Some service providers may pay us more than others.
     The chart below provides the current maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us and/or FFS on an annual basis:

Incoming Payments to Farmers and/or FFS
From the following Funds and	Maximum %	From the following Funds and their	Maximum
their Service Providers:	of assets*	Service Providers:	% of assets*
Dreyfus	0.25%	Janus	0.25%
Fidelity	0.25%	PIMCO	0.15%
Franklin Templeton	0.25%	PVC	0.25%

*	Payments are based on a percentage of the average assets of each underlying portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by us.
•	Other payments. We and/or FFS also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the portfolio’s service providers with regard to the variable insurance products we issue. These payments may be derived, in whole or in part, from the advisory fees deducted from assets of the portfolios. Policy owners, through their indirect investment in the portfolios, bear the costs of these advisory fees. Certain investment advisers or their affiliates may provide us and/or FFS with wholesaling services to assist us in the distribution of the Policy, may pay us and/or FFS amounts to participate in sales meetings or may reimburse our sales costs, and may provide us and/or FFS with occasional gifts, meals, tickets, or other compensation or reimbursement. The amounts in the aggregate may be significant and may provide the investment adviser (or other affiliates) with increased access to us and FFS.
Proceeds from these payments made by the portfolios, investment advisers, and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and FFS incur in promoting, issuing, distributing, and administering the Policies, and that we incur, in our role as intermediary, in marketing and administering the underlying portfolios. We and our affiliates may profit from these payments.
     For further details about the compensation payments we make in connection with the sale of the Policies, see the “Additional Information – Distribution of the Policies” section.
Availability of the Portfolios
     We do not guarantee that each portfolio will always be available for investment through the Policies.
     We reserve the right, subject to applicable law, to add new portfolios or classes of portfolio shares, remove or close existing portfolios or classes of portfolio shares, or substitute portfolio shares held by any subaccount for shares of a different portfolio. New or substitute portfolios or classes of portfolio shares may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not add, remove or substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.
Your Right to Vote Portfolio Shares
     Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as you and other Policy owners instruct, so long as such action is required by law.
     Before a vote of a portfolio’s shareholders occurs, we will send voting materials to you. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of Contract Value you have in that portfolio (as of a date set by the portfolio). The number of votes you have will be calculated separately for each subaccount in which you have an investment.
     We do not require a minimum number of votes received from Policy owners in order to cast our votes. Instead, if we do not receive your voting instructions, or if we do not receive them within the time allowed to cast your vote, we will vote our portfolio shares attributable to your Policy in proportion to the instructions that we timely receive from all Policy owners who have a voting interest in the portfolio’s shares. Because we do not require a minimum number of votes received, one result of “proportional voting” is that a small number of Policy owners, who choose to timely vote, may control the outcome of a vote.
     Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. Under current legal requirements, we may disregard the voting instructions we receive from Policy owners only in certain narrow circumstances prescribed by SEC regulations. In the event we disregard voting instructions from Policy owners, we will send a summary in the next annual report to impacted Policy owners advising them of the actions and the reasons we took such action.
The Policy
Purchasing a Policy
     To purchase a Policy, you must send the application and, in most cases, an initial premium, to us through any licensed Farmers insurance agent who is also a registered representative of a broker-dealer having a selling agreement with the principal underwriter that offers the Policy, Farmers Financial Solutions, LLC.
     There may be delays in our receipt of an application that are outside of our control because of the failure of the agent to forward the application to us promptly, or because of delays in determining that the Policy is suitable for you. Any such delays will affect when your Policy can be issued and when your initial premium is allocated to one or more subaccounts of the variable account and/or to the fixed account.
     Acceptance of an application is subject to our insurance underwriting. Interest is not credited to your initial premium and any other amounts submitted with the application during the underwriting review process. This is true regardless of whether the application is declined or withdrawn, an offer to insure is not taken, or a Policy issued. We use different underwriting standards in relation to the Policy. We can provide you with details as to these underwriting standards when you apply for a Policy. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.
     We reserve the right to decline an application for any reasons subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or canceled, the full amount paid with the application will be refunded.
     We determine the minimum face amount (an amount that is used to determine the death benefit) for a Policy based on the attained age of the insured when we issue the Policy. The minimum face amount for the preferred and premier premium classes is $150,000, $75,000 for standard/nicotine premium class insureds age 21-50, and $50,000 for all others. The maximum issue age for insureds in the preferred and premier underwriting classes is age 75; in the juvenile underwriting class is age 20; and in the standard premium classes is age 80. We base the minimum initial premium for your Policy on a number of factors including the age, gender and premium class of the insured and the face amount. We currently require a minimum initial premium as shown on your Policy specifications page.
Tax-Free ‘Section 1035’ Exchanges
     You can generally exchange one life insurance policy for another in a ‘tax-free exchange’ under Section 1035 of the Tax Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. The Policy will have new suicide and incontestability periods, during which benefits may be denied in certain circumstances. Your old policy’s suicide and incontestability periods may have expired. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).
When Insurance Coverage Takes Effect
     Temporary Insurance Coverage. If the primary proposed insured meets our eligibility requirements for temporary insurance coverage, then we will provide the primary proposed insured and children to be covered under a Children’s Term Insurance Rider with temporary insurance coverage in the amount applied for (excluding any riders and supplemental benefits) or $50,000, whichever is less. The conditions and eligibility requirements for temporary insurance coverage are detailed in the Temporary Insurance Agreement included with the Policy application.
     Temporary insurance coverage terminates automatically, and without notice, on the earliest of:
•	The date insurance coverage under the Policy becomes effective;

•	The date you receive notice that either the temporary insurance coverage or the application has been declined, and in no event later than 12:01 a.m. Pacific Time of the fifth day after Farmers has mailed a letter giving such notice; or

•	The date Farmers receives your signed request to cancel.
     Insurance Coverage Under the Policy. If we issue the Policy as applied for, insurance coverage under the Policy will take effect on the issue date, provided sufficient payment has been received. If we issue a Policy other than as applied for, insurance coverage under the Policy will take effect either upon the completion of all underwriting and owner payment for and acceptance of the Policy, or on the issue date, whichever is later. The issue date will be printed in the Policy and may be several days later than when the Policy is delivered to you. Insurance coverage under the Policy will not begin before the issue date printed in the Policy, if issued.
     Generally, we will issue the Policy if we determine that the insured meets our underwriting requirements, we accept the original application, and we receive the owner’s payment. On the issue date, we will allocate your premium(s) (after subtracting the premium expense charge and the monthly deductions for the first month) to the fixed account until the reallocation date.
     Backdating. We may sometimes backdate a Policy, if you request, by assigning an issue date earlier than the record date so that you can obtain lower cost of insurance rates, based on a younger insurance age. We will not backdate a Policy earlier than the date the application is signed. For a backdated Policy, monthly deductions, including cost of insurance charges and underwriting and sales expense charges, will begin on the backdated issue date. You will therefore incur charges for the period between the issue date and the record date as though insurance coverage under the Policy is in effect during this period, even though such coverage does not in fact begin until the record date (or a few days prior to the record date in some cases).
Canceling a Policy (Right-to-Examine Period)
     You may cancel a Policy during the “right-to-examine period” by returning it with a signed request for cancellation to our Home Office. In most states, the right-to-examine period expires 10 days after you receive the Policy. This period will be longer if required by state law. If you decide to cancel the Policy during the right-to-examine period, we will treat the Policy as if we never issued it. Within seven calendar days after we receive the returned Policy, we will refund an amount equal to the greater of the sum of all premiums paid for the Policy or the Contract Value at the end of the Valuation Date on which we receive the returned Policy, which must be sent along with a signed request for cancellation to our Home Office.
     Policies Sold in California. If you purchase your Policy in California, and are 60 years of age or older at the time, the right-to-examine period lasts for 30 days from the date you receive the Policy. You may cancel the

Policy at any time during the right-to-examine period by returning it with a signed request for cancellation to our Home Office.
     During the 30-day right-to-examine period (plus 10 days), we will place your premium in the fixed account, unless you specifically direct that we allocate your premium to the subaccounts and fixed account you selected on the application. We will credit your premium(s) placed in the fixed account with interest at the current fixed account interest rate. If your premium is placed solely in the fixed account, we will refund to you all premiums and Policy fees you paid as of the business day on which we receive your cancelled Policy, which must be sent along with a signed request for cancellation to our Home Office.
     If you have directed that your premium be invested in the subaccounts, rather than the fixed account, during the right-to-examine period, we will refund you only the Contract Value. The Contract Value refunded will be as of the business day we receive your cancelled Policy, which must be sent along with a signed request for cancellation to our Home Office. Any amounts refunded will reflect the investment performance of the subaccounts you selected, and the fees and charges that we deduct. You bear the risk that a refund of your Contract Value could be less than the premium you paid for this Policy. If you decide to cancel this Policy after the right-to-examine period has expired, we will impose a surrender charge on the transaction.
Other Policies
     We offer other life insurance policies that have different investment options, death benefits, policy features, and optional benefits. These other policies also have different charges that would result in different performance levels than this Policy. For more information about the other policies, please contact our Home Office or your agent.
Ownership Rights
     The Policy belongs to the owner named in the application. The owner may exercise all of the ownership rights and privileges described in the Policy. The insured is the owner unless the application specifies a different person (another natural person or entity) as the owner or a new owner or co-owner is named by the owner. If the owner dies before the insured and no successor owner is named, then ownership of the Policy will pass to the insured. The owner may designate the beneficiary (the person to receive the Death Benefit Amount Payable when the insured dies) in the application.
Changing the Owner
•	You may change the owner by providing a written request to us at any time while the insured is alive, subject to any existing assignments of your Policy.

•	The change takes effect on the date that the written request is signed.

•	We are not liable for any actions we may have taken before we received the written request.

•	Changing the owner does not automatically change the beneficiary.
Changing the owner may have tax consequences. You should consult a tax adviser before changing the owner.
Selecting and Changing the Beneficiary
•	If you designate more than one beneficiary, then each beneficiary shares equally in any Death Benefit Amount Payable unless the beneficiary designation states otherwise.

•	If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.

•	If both the beneficiary and contingent beneficiary die before the insured, then we will pay the Death Benefit Amount Payable to the owner or the owner’s estate once the insured dies.

•	You can request a delay clause that provides that if the beneficiary dies within a specified number of days (maximum 180 days) following the insured’s death, then the Death Benefit Amount Payable will be paid as if the beneficiary had died first.

•	You can change the beneficiary by providing us with a written request while the insured is living.

•	The change in beneficiary is effective as of the date you sign the written request.

•	We are not liable for any actions we may have taken before we received the written request.
Assigning the Policy — Collateral Assignment
•	You may assign Policy rights while the insured is alive.

•	The owner retains any ownership rights that are not assigned.

•	The assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.

•	Claims under any assignment are subject to proof of interest and the extent of the assignment.

•	We are not:
▪	bound by any assignment unless we receive and record a written notice of the assignment.

▪	responsible for the validity of any assignment.

▪	liable for any payment we made before we received written notice of the assignment.
Assigning the Policy may have tax consequences. See the “Federal Tax Considerations” section.
Modifying the Policy
     Only one of our officers may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Policy.
     Upon notice to you, we may modify the Policy to:
•	conform the Policy, our operations, or the variable account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject;

•	assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or

•	reflect a change in the variable account’s operations.
     If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.
Policy Termination
     Your Policy will terminate on the earliest of:
•	the maturity date (insured’s attained age 121);

•	the date the insured dies;

•	the end of the grace period without a sufficient payment; or

•	the date you surrender the Policy in full.

Premiums
Premium Flexibility
     You have flexibility to determine the frequency and the amount of the premiums you pay. You do not have to pay premiums according to any schedule. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum premium. Paying the minimum premiums for the Policy will not necessarily keep your Policy in force. It is likely that additional premiums will be necessary to keep the Policy in force until maturity.
     Before the issue date of the Policy (or if premium is paid on delivery of the Policy, before the record date), we will require you to pay the minimum premium indicated on your Policy specifications page. Thereafter, you may pay premiums ($25 minimum) at any time. You must send all premiums to our Service Center or to your agent. We reserve the right to limit the number and amount of any unscheduled premiums. You may not pay any premiums once the insured reaches attained age 100.
     We deduct a premium expense charge from each premium payment, after which the remainder of the premium payment is allocated to the subaccounts and the fixed account based on your current allocation percentages for premium payments (initial premiums are assessed the premium expense charge and the remainder of the premium is allocated to the fixed account until the reallocation date). We retain the premium expense charge to compensate us for certain expenses such as premium taxes and selling expenses.
     We will treat any payment you make as a premium unless you clearly mark it as a loan repayment. We have the right to limit or refund any premium, if the premium would disqualify the Policy as a life insurance contract under the Tax Code, or if the payment would increase the death benefit by more than the amount of the premium.
     Planned Premiums. You may determine a planned premium schedule that allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount and frequency of your planned premiums by sending us a written request. We have the right to limit the amount of any increase in planned premiums. Even if you pay your planned premiums on schedule, your Policy will lapse unless your Cash Surrender Value is positive or your Policy passes the Grace Exemption Test. See the “Policy Risks – Risk of Lapse” and the “Policy Lapse and Reinstatement – Lapse” sections.
     Electronic Payments and Billing. If you authorize electronic payment of your premiums from your bank account, , the total amount of premiums being debited, must be at least $25 per month. If you request to be billed for your planned premiums, the total amount billed must be at least $300 per year. You can be billed on an annual, semi-annual, quarterly or monthly basis for the applicable fraction of $300, but the total for the year must add up to at least $300.
     You can stop paying premiums at any time and your Policy will continue in force until the earlier of the maturity date (when the insured reaches attained age 121), or the date when either (1) the insured dies, or (2) the Policy lapses, or (3) we receive your signed request to surrender the Policy in full.
     Tax Code Processing. If we receive any premium payment that we anticipate will cause a Policy to become a modified endowment contract (“MEC”) or will cause a Policy to lose its status as life insurance under Section 7702 of the Tax Code, we will not accept the excess portion of that premium. We will immediately notify the owner and give an explanation of the issue by sending a letter to the owner’s address of record. We will refund the excess premium no later than 2 weeks after receipt of the premium at the Service Center (the “refund date”), except in the following circumstances:
a.	the tax problem resolves itself prior to the refund date; or

b.	the tax problem relates to a MEC and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issue involved.

     During this two-week period, we will hold such excess premium in a suspense account until the refund date. Premiums held in the suspense account will not be credited interest. Farmers will treat the excess premium as having been received on the date the tax problem resolves itself or the date Farmers receives the signed acknowledgement at the Service Center. We will then process the excess premium accordingly.
Minimum Premiums
     Paying the minimum premium is one way to reduce the risk that your Policy will lapse without value. You greatly increase the risk of your Policy lapsing if you do not regularly pay premiums at least as large as the current minimum premium. However, paying the minimum premiums for the Policy will not necessarily keep your Policy in force.
     It is likely that you will be required to pay additional premiums in order to keep your Policy in force until maturity.
     For a full discussion on the conditions that will cause the Policy to enter the grace period, please see the “Policy Lapse and Reinstatement -Lapse” section of this prospectus.
     The initial minimum premium is shown on your Policy specifications page. The minimum premium depends on a number of factors including the age, gender, and premium class of the proposed insured, and the face amount.
     The minimum premium will change if:
•	you increase or decrease the face amount;

•	you change the death benefit option;

•	you change or add a rider;

•	you take a partial surrender when you have elected the level death benefit option (Option B); or

•	the insured’s premium class changes (for example, from nicotine to non-nicotine, or from substandard to standard).
     Your Policy can lapse before maturity, depending on the amount of premiums you pay, whether you take loans and partial surrenders or increase the face amount of your Policy, if the investment results of the subaccounts in which you invest your Contract Value are unfavorable, or whether your current insurance charge increases. Your agent can provide you with a personalized illustration that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. For certain issue ages, classes and Policy sizes, this illustration may show that regular payments of the minimum premium will keep your Policy in force several years even if investment results are very low and even if we impose the maximum charges allowed by the Policy, so long as you do not take a loan or partial surrender or increase the face amount of your Policy. This is not true for all ages, classes, and investment results, however. So we encourage you to ask your agent for a personalized illustration to help you decide what level of premium payments to pay in your particular circumstances.
Allocating Premiums
     When you apply for a Policy, you must instruct us to allocate your initial premium(s) to one or more subaccounts of the variable account and to the fixed account according to the following rules.
•	You must put at least 1% of each premium in any subaccount you select or the fixed account.

•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
     You can change the allocation instructions for additional premiums without charge at any time by providing us with written notification (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions. Changing your allocation instructions will not change the way your existing Contract Value is apportioned among the subaccounts or the fixed account. We reserve the right to limit the number of premium allocation changes. We also reserve the right to limit the number of subaccount allocations in effect at any one time.
     Investment returns from amounts allocated to the subaccounts will vary with the investment experience of these subaccounts and will be reduced by applicable Policy fees and charges. You bear the risk of any decline in the Contract Value of your Policy resulting from the performance of the subaccounts you have chosen.
     On the issue date, we will allocate your premium(s) received, minus the premium expense charge, minus the monthly deduction(s), to the fixed account unless your state requires that we immediately allocate your premium to the subaccounts. We also allocate any premiums we receive from the issue date to the reallocation date (the record date, plus the number of days in your state’s right to examine period, plus 10 days) to the fixed account. While held in the fixed account, premium(s) will be credited with interest at the current fixed account rate. On the reallocation date, we will reallocate the Contract Value in the fixed account to the subaccounts (at the unit value next determined) in accordance with the allocation percentages provided in the application.
     Unless additional underwriting is required or a situation described above in the “Tax Code Processing” section occurs, we invest all premiums paid after the reallocation date on the Business Day they are received in our Service Center. We credit these premiums to the subaccounts at the unit value next computed at the end of a Business Day on which we receive them at our Service Center. If we receive your additional premiums after the close of a Business Day, we will calculate and credit them as of the end of the next Business Day.
Your Contract Values
Your Contract Value
•	varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, partial surrenders and Policy loans);

•	serves as the starting point for calculating values under a Policy;

•	equals the sum of all values in each subaccount, the loan account (the loan account value), and the fixed account (the fixed account value);

•	is determined on the issue date and on each Business Day;

•	on the issue date, equals the initial premium received, minus the premium expense charge, and minus the monthly deductions; and

•	has no guaranteed minimum amount and may be more or less than premiums paid.
Subaccount Value
     Each subaccount’s value is determined at the end of each Business Day. We determine your Policy’s value in each subaccount by multiplying the number of units that your Policy has in the subaccount by the accumulation unit value of that subaccount at the end of the Business Day.

The number of units in any subaccount on any Business Day equals:
•	the number of units you had in any subaccount at the end of the preceding Business Day; plus

•	units purchased with additional premiums since the preceding Business Day and allocated to the subaccounts, net of the premium expense charge; plus

•	units purchased via transfers from another subaccount, the fixed account, or loan account, to the subaccount since the preceding Business Day; minus

•	units redeemed as part of a transfer to another subaccount, the fixed account, or the loan account, plus units redeemed to cover any associated transfer fees since the preceding Business Day; minus

•	units redeemed to pay partial surrenders and partial surrender fees assessed against the subaccount since the preceding Business Day; minus

•	units redeemed to pay for the pro-rata share of the monthly deductions on the Business Day on or after the monthly due date.
     Every time you allocate or transfer money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer, or partial surrender, by the unit value for that subaccount at the end of the Business Day for that transaction.
Subaccount Unit Value
     The accumulation unit value (or price) of each subaccount will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at the figure shown on the Variable Account’s financial statements. The unit value may increase or decrease from one Business Day to the next. For a discussion of how unit values are calculated, see the SAI.
Fixed Account Value
     On the issue date, the fixed account value is equal to the initial premium paid, less the premium expense charge, less the first monthly deduction. Any subsequent premium payments that are received by us prior to the Reallocation Date, minus the premium expense charge, will also be allocated to the fixed account.
The fixed account value on any Business Day after the issue date equals:
•	the fixed account value on the preceding Business Day plus interest from the preceding Business Day to the current Business Day; plus

•	the portion of the premium(s), minus the premium expense charge, allocated to the fixed account since the preceding Business Day, plus interest from the date such premium(s) were received to the current Business Day; plus

•	any amounts transferred to the fixed account since the preceding Business Day, plus interest from the effective date of such transfers since the preceding Business Day to the current Business Day; minus

•	the amount of any transfer from the fixed account to the subaccounts and the loan account, and any associated transfer fees, since the preceding Business Day, plus interest on each transferred amount and transfer fees from the effective date of such transfers since the preceding Business Day to the current Business Day; minus

•	the amount of any partial surrenders and any applicable partial surrender fees deducted from the fixed account since the preceding Business Day, plus interest on those surrendered amounts from the effective date of each partial surrender since the preceding Business Day to the current Business Day; minus

•	the amount equal to a pro-rata share of the monthly deduction on the Business Day on or after each monthly due date, for the month beginning on that monthly due date.

     Your Policy’s guaranteed minimum fixed account value will not be less than the minimum values required by the state where we deliver your Policy.
Loan Account Value
The loan account value on any Business Day after the issue date equals:
•	the loan account value on the preceding Business Day plus interest from the preceding Business Day to the date of calculation; plus

•	any amounts transferred to the loan account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation; minus

•	the amount of any transfer from the loan account to the subaccounts and the fixed account since the preceding Business Day, plus interest from the effective date of such transfers since the preceding Business Day to the date of calculation.
     Interest is charged daily on Policy loans. Interest is due and payable at the end of each Policy year or, if earlier, on the date of any Policy loan increase or repayment. Any interest not paid when due will be transferred from the fixed account and subaccounts to the loan account on a pro-rata basis, if sufficient funds are available for transfer. Unpaid interest becomes part of the outstanding loan amount and accrues interest daily.
Charges and Deductions
     This section describes the charges and deductions that we make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under the Policy may result in a profit to us.
Services and benefits we provide:
•	the death benefit, surrender and loan benefits under the Policy, and the benefits provided by riders.

•	investment options, including premium allocations.

•	administration of elective options.

•	the distribution of reports to owners.
Costs and expenses we incur:
•	costs associated with processing and underwriting applications, issuing and administering the Policy (including any riders).

•	overhead and other expenses for providing services and benefits.

•	sales and marketing expenses, including compensation paid in connection with the sale of the Policies.

•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.
Risks we assume include but are not limited to:
•	that the cost of insurance charges we deduct are insufficient to meet our actual claims because insureds die sooner than we anticipate.

•	that the costs of providing the services and benefits under the Policies exceed the charges we deduct.
     All of the charges we deduct are used to pay aggregate Policy costs and expenses, including a profit to us, that we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.
Premium Deductions
     When you make a premium payment, and before we allocate the net premium payment to the subaccounts and/or the fixed account, we deduct a premium expense charge currently equal to 7% of the premium payment for premiums paid in Policy years 1-10 and 3% of the premium payment for premiums paid in Policy years 11+. The premium expense charge will never exceed 7% of the premium payment. We determine the amount that we will allocate to the subaccounts and the fixed account according to your instructions. For Policy years 1through 10, the 7% of each premium that we retain is the sum of 4.8%, which compensates us for a portion of our sales expenses, and 2.2%, which compensates us for the estimated average state premium taxes we expect to incur in the future. For Policy years 11 and over, the 3% of each premium that we retain is the sum of 0.8%, which compensates us for a portion of our sales expenses, and 2.2%, which compensates us for the estimated average state premium taxes we expect to incur in the future. State premium tax rates vary from state to state and currently range from 0% to 3.50% in the states in which the Policy is sold. The 2.2% estimated charge does not necessarily reflect the actual premium tax rate that applies to a particular Policy. If the actual premium tax rate is less than 2.2%, the difference between the actual rate and the 2.2% will be retained by us to help cover additional premium tax charges that may be imposed in the future, and to help cover premium taxes imposed on Policies in states that charge a higher premium tax rate.
Monthly Deduction
     We take a monthly deduction from the Contract Value on the issue date and on the Business Day on or after each subsequent monthly due date (the same day of each succeeding month as the issue date). We will make deductions by canceling units in each subaccount and withdrawing funds from the fixed account. We will take the monthly deduction on a pro-rata basis from all accounts except the loan account (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the sum of all subaccounts and the fixed account on the monthly due date). Because portions of the monthly deduction can vary from month-to-month, the monthly deduction will also vary.
     The monthly deduction is equal to:
•	The monthly administration charge; plus

•	The cost of insurance charge for the Policy; plus

•	The monthly underwriting and sales expense charge, if any; plus

•	The risk charges of any attached riders.
     Monthly Administration Charge. We deduct this charge to compensate us for a portion of our administrative expenses such as recordkeeping, processing death benefit claims and Policy changes, and overhead costs. The monthly administration charge currently equals $12.00. We may increase or decrease this charge but it is guaranteed never to be higher than $12.00.
     Cost of Insurance Charge. We assess a monthly cost of insurance charge to compensate us for the anticipated cost of paying a death benefit in excess of your Contract Value. The charge depends on a number of variables (e.g., the face amount, the Contract Value, the insured’s issue age, gender, and premium class, and the number of months since the issue date) that will cause it to vary from Policy to Policy and from month to month.
     The cost of insurance charge is equal to Risk of Insurance Amount divided by 1,000, then multiplied by the number produced from the following:
1. the monthly cost of insurance rate per $1,000; times
2. the table rating factor charge for your Policy, if any, as shown on your Policy’s specifications page; plus
3. the flat extra charge for your Policy, if any, as shown on your Policy’s specifications page.
     The guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in Appendix A (or on your Policy specifications page), except that a different table of guaranteed maximum monthly cost of insurance rate per $1,000 may apply to increases in face amount that are issued with a premium class different from that shown on your Policy specifications page.

     The table rating factor charge is a factor by which the cost of insurance rate may be multiplied if this Policy is in a special premium class. This factor is applied to both current and guaranteed cost of insurance rates. This factor is deducted as part of the cost of insurance charge and compensates us for additional costs associated with policies in a special premium class. If applicable to you, your Policy specifications page will show you the amount of this factor.
     The flat extra charge is an extra amount that may be added to the cost of insurance charge if your Policy is in a special premium class. The flat extra charge is a rate per $1,000 of Risk Insurance Amount per month. This charge, if any, will be shown on your Policy’s specifications page. This charge compensates us for additional costs we anticipate from Policies in a special premium class.
     The Risk Insurance Amount on the monthly due date is:
1.	the adjusted death benefit; minus

2.	the adjusted Contract Value on that date.
     The adjusted death benefit and the adjusted Contract Value are what the death benefit and the Contract Value would be on that date if the cost of insurance charge for this Policy was zero. The adjusted death benefit and the adjusted Contract Value are determined by using the Contract Value on the respective monthly due date and deducting all applicable charges and fees, except the cost of insurance charge.
     The Risk Insurance Amount may increase or decrease each month depending on investment experience of the portfolios in which you are invested, the payment of additional premiums, the fees and charges deducted under the Policy, the death benefit option you chose, Policy riders, any Policy transactions (such as loans, partial surrenders, changes in death benefit option) and the application of the death benefit percentage formula. Therefore, the cost of insurance charges can increase or decrease each month.
     Cost of insurance rates are based on the insured’s age, gender, premium class of the insured, the Risk Insurance Amount, the number of months since the issue date, and the amount of the face amount. The cost of insurance rates are generally higher for male insureds than for female insureds of the same age and premium class, and ordinarily increase with age. Cost of insurance rates may never exceed the guaranteed maximum cost of insurance rates. Sample rates are shown in Appendix A.
     The premium class of the insured will affect the cost of insurance rates. We currently place insureds into premier, preferred and standard premium classes and into special premium classes involving higher mortality risks. The cost of insurance rates for insureds in special premium classes involving higher mortality risks are multiples of the standard rates. If the insured is in a special premium class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in the Policy times a table rating factor charge shown on your Policy specifications page.
     We calculate the cost of insurance separately for the initial face amount and for any increase in face amount. If you request and we approve an increase in your Policy’s face amount, then a different premium class (and a different cost of insurance rate) may apply to the increase, based on the insured’s age and circumstances at the time of the increase.
     The Policies are based on 2001 C.S.O. mortality tables that distinguish between men and women. As a result, the Policy may pay different benefits to men and women of the same age and premium class. We also offer Policies based on unisex mortality tables if required by state law.
     We currently charge cost of insurance rates that are higher for Policies having a face amount less than $150,000. If you reduce your face amount below $150,000 at any time, then the higher rates will apply in most cases.
     Monthly Underwriting and Sales Expense Charge. We deduct this charge each month during the first 5 Policy years after the issue date to compensate us for a portion of the expenses of selling, underwriting and issuing the Policy. This charge is imposed for an additional 5 Policy years each time you choose to increase the face amount after the issue date. The rate for this charge depends upon the insured’s age at issue or at the time of any increase in face amount. The charge is calculated by multiplying the rate for this charge by the amount of face amount issued or by the amount by which the face amount is increased above the face amount immediately prior to the current increase. The underwriting and sales expense charge is not imposed on any increases in face amount that are due to a change in death benefit option. The monthly underwriting and sales expense charge will not be reduced as a result of a reduction in the face amount.
     The amount of the monthly underwriting and sales expense charge is computed on the issue date, or on the monthly due date for increases in face amount, as follows:
1.	Find the appropriate annualized monthly underwriting and sales expense charge per $1,000 for the insured’s issue age in Appendix B; then

2.	Multiply this charge per $1,000 by the original face amount; then

3.	Divide the result by 1,000; and then

4.	Divide the result by 12.
     If you choose to increase the face amount after the issue date, we will assess an additional monthly underwriting and sales expense charge for 5 years after the increase takes effect. The additional charge will be assessed only on the amount of the increase in face amount, using the charge applicable to the insured’s attained age at the time of the increase. The additional charge will be calculated by following the four steps outlined above.
•	Monthly Underwriting and Sales Expense Charge discount (“MUSEC discount”). We will provide a discount of up to 20% on the base monthly underwriting and sales expense charge if a “qualifying” policy is in force, applied for, or pending when we receive your Policy application. Qualifying policies currently include those where the Policy owner, the payor of the Policy or the primary insured on the Policy is an active driver on a Farmers auto policy, or is one of the named insureds under a Farmers homeowner’s or renter’s policy, or owns another life insurance policy issued by us. We may also provide the discount prospectively if, after issue, you purchase a qualifying policy, subject to state restrictions. The size of the qualifying policy does not affect the amount of the discount. The applicable MUSEC discount for a qualifying policy is shown in Appendix B.
     Rider Charges. The monthly deduction includes charges for certain optional insurance benefits you add to your Policy by rider. The rider charges are summarized in the Fee Table in this prospectus. Any rider charges applicable to your Policy will be indicated in the rider you receive. If you add one or more of the following riders to your Policy, your monthly deduction will include the corresponding rider charges:
•	Accidental Death Benefit Rider

•	Children’s Term Insurance Rider

•	Waiver of Deduction Rider

•	Monthly Disability Benefit Rider
Mortality and Expense Risk Charge
     We deduct a daily charge from your Contract Value in each subaccount to compensate us for a portion of certain mortality and expense risks we assume. The mortality risk is the risk that an insured will live for a shorter time than we project. The expense risk is the risk that the expenses we incur will exceed the maximum charges we can impose according to the terms of the Policy. The mortality and expense risk charge is equal to:

•	your Contract Value in each subaccount; multiplied by

•	the daily portion of the annual mortality and expense risk charge rate, which is currently 0.30%.

•	We reserve the right, at our discretion, to increase the annual mortality and expense risk charge rate to no more than 0.60%.
     If this charge and the other charges we impose do not cover our actual costs, we absorb the loss. Conversely, if the charges we impose more than cover actual costs, the excess is added to our surplus. We expect to profit from the mortality and expense risk charge. We may use any profits for any lawful purpose including covering distribution costs.
Surrender Charge
     We deduct a surrender charge if, during the first nine Policy Years, or within nine years following any increase in face amount, you fully surrender the Policy. In the case of a full surrender, we pay you the Contract Value, less any surrender charge, less any monthly deduction due and unpaid, and less any outstanding loan amount (including any interest you owe). The payment you receive is called the Cash Surrender Value.
     The surrender charge may be significant. You should carefully calculate this charge before you request a full surrender. Under some circumstances the level of surrender charges might result in no Cash Surrender Value available if you surrender your Policy during the period when surrender charges apply. This will depend on a number of factors, but is more likely if:
1.	you pay premiums equal to or not much higher than the minimum premium shown in your Policy, or

2.	investment performance is too low.
     The surrender charge is equal to the sum of:
1.	the surrender charge for the face amount on the issue date; plus

2.	the surrender charge for each increase in face amount.
     To calculate the surrender charge for the face amount on the issue date, (i) locate the appropriate surrender charge factor from a table in Appendix C of this prospectus, or the “Surrender Charge Factors” table in your Policy, for the insured’s issue age and the number of complete years that have elapsed since your Policy was issued, then (ii) multiply this factor by the face amount on the issue date and divide the result by 1,000.
     To calculate the Surrender Charge for increases in face amount that are issued with the same premium class as that shown on your Policy specifications page, (i) locate the appropriate surrender charge factor from a table in Appendix C of this prospectus, or the “Surrender Charge Factors” table in your Policy, for the insured’s attained age at the time of increase and the number of complete years that have elapsed since the increase, then (ii) multiply this factor by the amount of the increase in face amount and divide the result by 1,000.
     For increases in face amount that are issued with a premium class different from that shown on your Policy specifications page, the same process is followed, but a different table from the “Surrender Charge Factors” table in your Policy may apply; see Appendix C of this prospectus for an exhaustive list of surrender charge factor tables. The applicable surrender charge factor varies by issue age, gender, nicotine use, and number of full Policy years since the issue date.
     An example of calculating the surrender charge follows:
     This example is for a Policy issued to a male insured, in the standard non-nicotine premium class. The face amount is $150,000 and the issue age is 32. The surrender charge in Policy year 1 will be $1,300.50 ($150,000 multiplied by the surrender charge factor (8.67) divided by 1,000).

     Partial Surrender Processing Fee. Upon partial surrender, we deduct a partial surrender processing fee equal to the lesser of 2% of the amount of the partial surrender or $25. The partial surrender processing fee will be deducted from the subaccounts and the fixed account on a pro-rata basis, or on different basis if you so request.
Transfer Charge
•	We currently allow you to make 12 transfers each Policy year free from charge. Any unused free transfers do not carry over to the next Policy year.
•	We charge $25 for each additional transfer. We will not increase this charge.
•	For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of subaccounts (or fixed account) affected by the transfer.
•	We deduct the transfer charge from the subaccounts and fixed account on a pro-rata basis, or on a different basis if you so request.
•	Transfers we effect on the reallocation date, and transfers due to loans, dollar cost averaging, and death benefit processing do not count as transfers for the purpose of assessing this charge.
Loan Charges
•	For years 1 through 15, we will charge you loan interest at a rate of 4.5%, compounded annually. For years 16 and beyond, we will charge you loan interest at a rate 2.5%, compounded annually. These rates may change at our discretion, but are guaranteed not to exceed 6.5%.
•	Interest is charged daily, and is due and payable at the end of each Policy year, or on the date of any Policy loan increase or repayment, if earlier.
•	Unpaid interest becomes part of the outstanding loan amount and accrues interest daily.
•	Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year.
Portfolio Management Fees and Expenses
     Each portfolio deducts portfolio management fees and expenses from the amounts you have invested in the portfolios through the subaccounts. You pay these portfolio fees and expenses indirectly. In addition, some portfolios deduct 12b-1 fees at an annual rate of up to 0.25% of average daily portfolio assets. For 2007, total annual portfolio fees and charges for the portfolios offered through this Policy ranged from 0.00% to 0.25% of average daily portfolio assets. See the “Fee Table” in this Prospectus and the prospectuses for the portfolios for more information.
     Redemption Fees. A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a partial surrender or transfer. Each portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the portfolio and is not retained by us. The redemption fee will be deducted from your Contract Value. For more information on each portfolio’s redemption fee, see the portfolio prospectus.
Other Charges
•	We may charge a fee not to exceed $25 for each additional annual report you request. We currently charge $0 for each additional annual report you request.
•	Any riders attached to the Policy will have their own charges. See the Fee Table for more information.
Death Benefit
Death Benefit Amount Payable
     As long as the Policy is in force, we will pay the Death Benefit Amount Payable once we receive satisfactory proof of the insured’s death at our Home Office. We may require return of the Policy. We will pay the Death Benefit Amount Payable to the primary beneficiary or a contingent beneficiary. If the beneficiary dies before the insured and there is no contingent beneficiary, we will pay the Death Benefit Amount Payable to the owner or the owner’s estate. We will pay the Death Benefit Amount Payable as a lump sum into an interest paying checking account, unless otherwise requested. For more information, see the “Additional Information — Payment Options” section in the SAI.
Death Benefit Amount Payable equals:
•	the death benefit (described below) in effect as of the date of the insured’s death; minus

•	any monthly deductions due and unpaid at the date of the insured’s death; minus
•	any outstanding loan amount you owe on the Policy loan(s); plus
•	the amounts to be paid under the terms of any riders you added to the Policy.
     If all or a part of the Death Benefit Amount Payable is paid in one lump sum and the amount is at least $10,000, we will place the lump-sum payment into an interest-bearing special account opened in the beneficiary’s name. We will provide the beneficiary with a checkbook to access these funds from the special account within seven days of our receipt of due proof of death and payment instructions at the Service Center. The beneficiary can withdraw all or a portion of the Death Benefit Amount Payable at any time, and will receive interest on the proceeds remaining in the account. The special account is part of our general account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.
     We may further adjust the amount of the Death Benefit Amount Payable under certain circumstances. See the “Our Right to Contest the Policy,” the “Suicide Exclusion,” and the “Misstatement of Age or Gender” sections in the SAI.
Death Benefit Options
     In your application, you tell us how much life insurance coverage you initially want to purchase on the life of the insured. We call this the “face amount” of insurance. You also choose whether the death benefit we will pay is Option A (variable death benefit through attained age 99), or Option B (level death benefit through attained age 99). For attained ages 100 though 120, the death benefit equals the Contract Value.
     You may change the death benefit option after the first Policy year if you send us a signed request for a Policy change, and, if you change from Option A to Option B, you send evidence of insurability satisfactory to us at the Service Center. A change in death benefit option may have tax consequences.
The variable death benefit under Option A is the greater of:
•	your Policy’s face amount, plus your Contract Value on the date of the insured’s death; or

•	your Contract Value on the date of the insured’s death multiplied by the applicable death benefit percentage.
     Under Option A, the death benefit varies with the Contract Value.
The level death benefit under Option B is the greater of:
•	your Policy’s face amount on the date of the insured’s death; or

•	your Contract Value on the date of the insured’s death multiplied by the applicable death benefit percentage.
     Under Option B, your death benefit generally equals the face amount and will remain level, unless the Contract Value becomes so large that the Tax Code requires a higher death benefit (Contract Value times the applicable death benefit percentage).
     Under Option A, your death benefit will tend to be higher than under Option B. However, the monthly insurance charges we deduct will also be higher to compensate us for our additional risk. Because of this, your Contract Value will tend to be higher under Option B than under Option A.

     In order for the Policy to qualify as life insurance, federal tax law requires that your death benefit be at least as much as your Contract Value multiplied by the applicable death benefit percentage. The death benefit percentage is based on the insured person’s attained age. For example, the death benefit percentage is 250% for an insured at age 40 or under, and it declines for older insureds. The following table indicates the applicable death benefit percentages for different attained ages:

Attained Age	Death Benefit Percentage
40 and under	250%
41 to 45	250% minus 7% for each age over age 40
46 to 50	209% minus 6% for each age over age 46
51 to 55	178% minus 7% for each age over age 51
56 to 60	146% minus 4% for each age over age 56
61 to 65	128% minus 2% for each age over age 61
66 to 70	119% minus 1% for each age over age 66
71 to 74	113% minus 2% for each age over age 71
75 to 90	105%
91 to 94	104% minus 1% for each age over age 91
95 to and above	100%
     If the Tax Code requires us to increase the death benefit by reference to the death benefit percentages, that increase in the death benefit will increase our risk, and will result in a higher monthly cost of insurance.
     Option A Example. Assume that the insured’s attained age is under 40, that there have been no decreases in the face amount, and that there are no outstanding loans. Under Option A, a Policy with a face amount of $50,000 will have a death benefit equal to the greater of $50,000 plus Contract Value or 250% of the Contract Value. Thus, a Policy with a Contract Value of $10,000 will have a death benefit of $60,000 (that is, the greater of $60,000 ($50,000 + $10,000) or $25,000 (250% of $10,000)).
     However, once the Contract Value exceeds $33,334, the death benefit determined by reference to the death benefit percentage ($33,334 X 250% = $83,335) will be greater than the face amount plus Contract Value ($50,000 + $33,334 = $83,334). Each additional dollar of Contract Value above $33,334 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional premiums because an additional dollar of premium would increase the death benefit by more than one dollar.
     Similarly, under this scenario, any time Contract Value exceeds $33,334, each dollar taken out of Contract Value will reduce the death benefit by $2.50.
     Option B Example. Assume that the insured’s attained age is under 40, there have been no partial surrenders or decreases in face amount, and that there are no outstanding loans. Under Option B, a Policy with a $100,000 face amount will generally have a $100,000 death benefit. However, because the death benefit must be equal to or be greater than 250% of Contract Value, any time the Contract Value exceeds $40,000, the death benefit will be determined as required by the Tax Code (Contract Value X 250%) and will exceed the face amount of $100,000. Each additional dollar added to the Contract Value above $40,000 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional premiums because an additional dollar of premium would increase the death benefit by more than one dollar.
     Similarly, so long as the Contract Value exceeds $40,000, each dollar taken out of the Contract Value will reduce the death benefit by $2.50.
Changing Death Benefit Options
     After the first Policy year, you may change death benefit options or increase or decrease the face amount once each Policy year if you send us a signed request for a Policy change and, in certain instances, the insured provides evidence of insurability satisfactory to us (but you may not change both the death benefit option and face amount during the same Policy year, unless done simultaneously). Surrender charges may apply. You may not decrease the face amount below the minimum face amount shown on your Policy specifications page.
     A change in death benefit option may affect the future monthly cost of insurance charge, which varies with the Risk Insurance Amount. Generally, the Risk Insurance Amount is the amount by which the death benefit exceeds the Contract Value. (See the “Charges and Deductions — Monthly Deduction - Cost of Insurance Charge” section.) If the death benefit does not equal Contract Value times the death benefit percentage under either Options A or B, changing from Option A (variable death benefit) to Option B (level death benefit) will generally decrease the future Risk Insurance Amount. This would decrease the future cost of insurance charges. Changing from Option B (level death benefit) to Option A (variable death benefit) generally results in a Risk Insurance Amount that remains level. Such a change, however, results in an increase in cost of insurance charges over time, since the cost of insurance rates increase with the insured’s age. Changing the death benefit option may have tax consequences. You should consult a qualified tax adviser before changing the death benefit option.
     After any reduction in face amount or change in death benefit option, the monthly underwriting and sales expense charge and the surrender charge for the Policy will continue to be based on the same face amount on which they were based immediately before the change and on any subsequent requested increase in face amount.
     For a more detailed discussion on changing death benefit options, see the SAI.
Effects of Partial Surrenders on the Death Benefit
     If you have selected the variable death benefit (Option A), a partial surrender will not affect the face amount. But if you have selected the level death benefit (Option B), a partial surrender will reduce the face amount by the amount of the partial surrender (not including the processing fee). The reduction in face amount will be subject to the terms of the “Changing the Face Amount” section below.
Changing the Face Amount
     When you apply for the Policy, you tell us how much life insurance coverage you initially want on the life of the insured. We call this the face amount. After the first Policy year, you may change the face amount subject to the conditions described below. You may change the face amount or the death benefit option once each Policy year, but you may not change both the face amount and the death benefit option during the same Policy year unless done simultaneously. We will send you a Policy endorsement with the change to attach to your Policy.
     Increasing the face amount could increase the death benefit. Decreasing the face amount could decrease the death benefit. The amount of change in the death benefit will depend, among other things, upon the selected death benefit option and the degree to which the death benefit exceeds the face amount prior to the change. Changing the face amount could affect the subsequent level of death benefit we pay and your Contract Value. An increase in the face amount may increase the Risk Insurance Amount, thereby increasing your cost of insurance charge. Conversely, a decrease in the face amount may decrease the Risk Insurance Amount, thereby decreasing your cost of insurance charge.
     We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Tax Code. However, changing the face amount may have other tax consequences. You should consult a qualified tax adviser before changing the face amount.
     Increases
•	You may increase the face amount by submitting a signed, written request and providing evidence of insurability satisfactory to us. The increase will be effective on the monthly due date following our approval of your request. We can deny your request for reasons including, but not limited to, the following:
o	We do not wish to increase the death benefits due to the insured’s health, occupation, avocations, or any factor that we believe has a bearing on the insured’s risk of death.

o	We conclude the insured has an excessive amount of insurance coverage.

o	We conclude the owner no longer has an insurable interest in the insured.
•	You can increase the face amount at any time after the first Policy year and before the insured’s attained age 81.

•	The minimum increase is $10,000.

•	An additional monthly underwriting and sales expense charge will be imposed each month during the 60 months following each increase in face amount. We assess this charge on the amount of the increase in face amount. See the “Charges and Deductions - Monthly Deductions — Monthly Underwriting and Sales Expense Charge” section of this prospectus for an explanation of how this charge is calculated.

•	An additional surrender charge will be imposed on full surrenders occurring within 9 years of each increase in face amount.

•	Increasing the face amount will increase your Policy’s minimum premium.
     Decreases
•	You may decrease the face amount, but not below the minimum face amount shown on your Policy specifications page.

•	You must submit a signed, written request to decrease the face amount. Evidence of insurability is not required.

•	Any decrease will be effective on the monthly due date following our approval of your request.

•	Any decrease will first be used to reduce:
1.	the most recent increase; then

2.	the next most recent increases in succession; and then

3.	the face amount on the issue date.
•	A reduction in face amount will not reduce any monthly underwriting and sales expense charges or surrender charges on the Policy.

•	A decrease in face amount may require that a portion of a Policy’s Cash Surrender Value be distributed as a partial surrender in order to maintain federal tax compliance. Decreasing the face amount may also cause your Policy to become a Modified Endowment Policy, or “MEC,” under federal tax law and receive less favorable tax treatment than other life insurance policies. See the “Federal Tax Considerations - Tax Treatment of Policy Benefits — Modified Endowment Contracts” section.

•	Decreasing the face amount will reduce your Policy’s minimum premium.

•	Decreasing the face amount may increase the rates we charge you for the cost of insurance. Except for juvenile policies, we currently charge higher rates if the face amount is below $150,000 than if it is at least $150,000.
Payment Options
     There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the variable account. For a discussion of the settlement options described in your Policy, see the SAI.
Supplemental Benefits (Riders)
     The following supplemental benefits (riders) are available and may be added to a Policy. The charge for these benefits, if any, may be deducted from your Policy’s Contract Value as part of the monthly deduction. See the “Fee Table” in this prospectus. The riders available with this Policy provide fixed benefits that do not vary with the investment experience of the variable account.

•	Accelerated Benefit Rider for Terminal Illness— accelerated payment of a portion of the death benefit in the event the insured develops a terminal illness.

•	Accidental Death Benefit Rider— payment of an accidental death benefit if the insured’s death was caused by accidental bodily injury.

•	Automatic Increase Benefit— automatic increases in face amount.

•	Children’s Term Insurance Rider— term insurance on the insured’s dependent children.

•	Waiver of Deduction Rider— waiver of monthly deductions due to the insured’s total disability.

•	Monthly Disability Benefit Rider— monthly disability benefit to the fixed account if the insured is totally disabled.
     The benefits and restrictions are described in each rider. We will provide samples of these provisions upon request. You should consult a tax adviser to learn about the tax consequences associated with each rider. Each rider may not be available in all states, and a rider may vary by state.
Full and Partial Surrenders
Full Surrender
     You may make a written request to fully surrender your Policy for its Cash Surrender Value, as calculated at the end of the Business Day on which we receive your signed request, unless you specify a later Business Day in your request. Please send your written request to the Service Center. The Cash Surrender Value is the amount we pay when you fully surrender your Policy while it is in force.
     The Cash Surrender Value on any Business Day equals:
•	the Contract Value as of such date; minus

•	any surrender charge as of such date; minus

•	any monthly deductions due and unpaid as of such date; minus

•	any outstanding loan amount (including interest you owe) as of such date.
Full Surrender Conditions:
•	You must make your surrender request in writing.

•	Your written surrender request must contain your signature.

•	Send your written request to the Service Center.

•	The insured must be alive and the Policy must be in force when you make your written request. A surrender is effective as of the end of the Business Day on which we receive your written request and your Policy.

•	You will incur a surrender charge if you surrender the Policy during the first nine Policy years or within nine years after any increase in the face amount. See the “Charges and Deductions” section.

•	Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

•	We will pay you the Cash Surrender Value in a lump sum usually within seven calendar days unless you request other arrangements.
     We will price complete surrender requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the close of that regular trading session of the NYSE. If we receive your complete surrender request after the close of regular trading on the NYSE, we will price your surrender request using the accumulation unit value determined at the close of the next regular trading session of the NYSE.
     Surrendering the Policy may have adverse tax consequences, including a penalty tax. See the “Federal Tax Considerations” section.

Partial Surrenders
     After the first Policy year, you may request a partial surrender of a portion of your Cash Surrender Value, subject to certain conditions. Partial surrenders may have tax consequences. See the “Federal Tax Considerations” section.
Partial Surrender Conditions:
•	You must make your partial surrender request in writing.

•	Your written partial surrender request must contain your signature.

•	Send your written request to the Service Center.

•	You may make only one partial surrender each calendar quarter.

•	You partial surrender request must be at least $500.

•	You cannot withdraw more than 75% of the Cash Surrender Value without surrendering the Policy.

•	You can specify the subaccount(s) and fixed account from which to make the partial surrender, otherwise we will deduct the amount from the subaccounts and the fixed account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each subaccount and the fixed account). No portion of the loan account may be withdrawn.

•	We will price complete partial surrender requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the close of that regular trading session. If we receive your complete partial surrender request after the close of regular trading on the NYSE, we will price your partial surrender request using the accumulation unit value determined at the close of the next regular trading session of the NYSE.

•	We will reduce your Contract Value by the amount of the partial surrender you requested plus any processing fee.

•	We generally will pay a partial surrender request within seven calendar days after the Business Day when we receive the request.
     Processing Fee for Partial Surrenders. Whenever you take a partial surrender, we deduct a processing fee according to your instructions (or on a pro rata basis if you provide no instructions) from the subaccounts and the fixed account equal to the lesser of $25 or 2% of the amount withdrawn.
     If the level death benefit (Option B) is in effect at the time of a partial surrender, we will reduce the face amount by the amount of the partial surrender (but not by the processing fee). See the “Death Benefit — Changing the Face Amount — Decreases” section. We will not allow any partial surrender to reduce the face amount below the minimum face amount set forth in your Policy specifications page.
     Income taxes, tax penalties and certain restrictions may apply to any full surrender or partial surrenders you make.
When We Will Make Payments
     We usually pay the amounts of any full surrender, partial surrender, Death Benefit Amount Payable, loans, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death. However, we can postpone such payments if:
•	the NYSE is closed, other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC; or

•	the SEC permits, by an order, the postponement for the protection of Policy owners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the variable account or the determination of their value not reasonably practicable.

     If you have submitted a recent check or draft, we have the right to defer payment of a full surrender, a partial surrender, Death Benefit Amount Payable, or payments under a settlement option until such check or draft has been honored.
     If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Policy owner’s account and thereby refuse to pay any request for transfers, partial surrenders, a full surrender, loans, or death benefits. We may also be required to provide additional information about you, the insured, your beneficiary, or your account to government regulators. Once blocked, monies would be held in that account until instructions are received from the appropriate regulator.
     We have the right to defer payment of any full surrender, partial surrender, Death Benefit Amount Payable, loans, or settlement options from the fixed account for up to six months from the date we receive your written request.
Transfers
     You may make transfers from the subaccounts or from the fixed account, subject to the conditions stated below. You may not make any transfers from the loan account. We determine the amount you have available for transfers at the end of the Business Day when we receive your transfer request. We may modify or revoke the transfer privilege at any time. The following features apply to transfers under the Policy:
•	You may make an unlimited number of transfers in a Policy year from and among the subaccounts (subject to the “Policy and Procedures Regarding Disruptive Trading and Market Timing” section below).

•	You may only make one transfer each Policy year from the fixed account (unless you choose dollar cost averaging).

•	You may request transfers in writing (in a form we accept), or by telephone. You should send written requests to the Service Center.

•	For subaccount transfers, you must transfer at least the lesser of $250, or the total value in the subaccount.

•	For fixed account transfers, you may not transfer more than 25% of the value in the fixed account, unless the balance after the transfer is less than $250, in which case the entire amount will be transferred.

•	We charge $25 for the 13th and each additional transfer during a Policy year, and unless you instruct us otherwise we deduct the transfer charge from the subaccounts and fixed account on a pro-rata basis. Any unused free transfers do not carry over to the next Policy year. Transfers we effect on the reallocation date, and transfers resulting from loans, dollar cost averaging, and death benefit processing are not treated as transfers for the purpose of assessing the transfer charge.

•	We consider each written or telephone request to be a single transfer, regardless of the number of subaccounts (or fixed account) involved.

•	We will price complete transfer requests that we receive at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the close of that regular trading session of the NYSE. If we receive your complete transfer request after the close of regular trading on the NYSE, we will price the transfer request using the accumulation unit value determined at the close of the next regular trading session of the NYSE.
     We reserve the right to modify, restrict, suspend or eliminate transfer privileges at any time, for any class of Policies, for any reason.
Third Party Transfers
     If you authorize a third party to transact transfers on your behalf, we will honor their transfer instructions, so long as they comply with our administrative systems, rules and procedures, which we may modify or rescind at any time. However, you may not authorize a registered representative or an agent to transact transfers on your behalf. We take no responsibility for any third party asset allocation program. Please note that any fees and charges assessed for third party asset allocation services are separate and distinct from the Policy fees and charges set forth in this prospectus. We neither recommend nor discourage the use of asset allocation services.
Telephone Transfers
     Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. (In some states you may have to elect telephone transfers.) To make a telephone transfer, you must call the Service Center toll-free at 1-877-376-8008, open between 8:00 a.m. and 6:00 p.m. Eastern Time. Any telephone transfer requests directed to another number may not be considered received at our Service Center.
     Please note the following regarding telephone transfers:
•	We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

•	We will employ reasonable procedures to confirm that telephone instructions are genuine.

•	Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
     We will price any complete telephone transfer request that we receive at the Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the end of that regular trading session of the NYSE. We cannot guarantee that telephone transfer transactions will always be available. For example, our Service Center may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.
     The corresponding portfolio of any subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time), which coincides with the end of each Business Day. Therefore, we will price any transfer request we receive after the close of the regular business session of the NYSE, on any day the NYSE is open for regular trading, using the net asset value for each share of the applicable portfolio determined as of the close of the next regular business session of the NYSE.
     We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Policies, for any reason.
Policy and Procedures Regarding Disruptive Trading and Market Timing
     Statement of Policy. This Policy is not designed for use by organizations or individuals engaged in market timing or for use by investors who make frequent transfers, programmed transfers, transfers into and then out of a subaccount in a short period of time, or transfers of large amounts at one time (“Disruptive Trading”).
     Market timing and other kinds of Disruptive Trading can increase your investment risks and have harmful effects for you, for other Policy owners, for the underlying portfolios, and for other persons who have material rights under the Policy, such as insureds and beneficiaries. These risks and harmful effects include:
•	dilution of the interests of long-term investors in a subaccount if market timers manage to transfer into an underlying portfolio at prices that are below the true value or to transfer out of the underlying portfolio at prices that are above the true value of the underlying portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

•	reduced investment performance due to adverse effects on portfolio management by:
o	impeding a portfolio manager’s ability to sustain an investment objective;

o	causing the underlying portfolio to maintain a higher level of cash than would otherwise be the case; or

o	causing an underlying portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay partial surrenders or transfers out of the underlying portfolio; and
•	increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Policy owners invested in those subaccounts, not just those making the transfers.
     Policy Against Disruptive Trading. We have adopted internal policies and procedures intended to detect and deter market timing and other forms of Disruptive Trading. We do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these internal policies and procedures. Do not invest with us if you intend to conduct market timing or potentially Disruptive Trading.
     For these purposes, we do not include transfers made pursuant to Dollar Cost Averaging or Automatic Asset Rebalancing.
     Detection. We monitor the transfer activities of owners in order to detect market timing and other forms of Disruptive Trading activity. However, despite our monitoring we may not be able to detect or halt all Disruptive Trading activity. Our ability to detect Disruptive Trading may be limited by operational or technological systems, as well as by our ability to predict strategies employed by market timers to avoid detection. As a result, despite our efforts, there is no assurance that we will be able to identify and curtail all Disruptive Trading by such Policy owners or intermediaries acting on their behalf.
     In addition, because other insurance companies (and retirement plans) with different market timing policies and procedures may invest in the underlying portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying portfolio will not suffer harm from Disruptive Trading in the subaccounts of variable products issued by these other insurance companies (or retirement plans) that invest in the underlying portfolios.
     As a result, to the extent we are not able to detect Disruptive Trading activity, or other insurance companies (or retirement plans) fail to detect such activity, it is possible that a market timer may be able to engage in Disruptive Trading transactions that may interfere with underlying portfolio management and cause you to experience detrimental effects such as increased costs, lower performance and a dilution of your interest in a underlying portfolio.
     Deterrence. We impose limits on transfer activity within the Policy in order to deter Disruptive Trading.
     We will accept the following transfers only if the order is sent to us with an original signature and by first class U.S. Mail:
•	transfers in excess of $250,000 per Policy, per day; and

•	transfers into or out of the following subaccounts in excess of $50,000 per Policy, per day:
o	DWS Global Opportunities VIP;

o	DWS International VIP;

o	Templeton Developing Markets Securities Fund;

o	Templeton Global Asset Allocation Fund; and

o	PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged).
     If you send a transfer request in excess of these restrictions by any other method (such as fax, phone, or overnight mail), we will not honor your request.

     If we identify suspicious transfer activity, we will advise you in writing that we are monitoring your transfer activity and that we will impose restrictions if we identify a pattern of Disruptive Trading activity. If we identify such a pattern as a result of continued monitoring, we will notify you in writing that all future transfers must be requested through first class U.S. Mail. This means that we would accept only written transfer requests with an original signature transmitted to us only by first class U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.
     To further deter any market timing and Disruptive Trading activities, we may at any time and without prior notice:
•	terminate all telephone, website, email or fax transfer privileges;

•	limit the total number of transfers;

•	place further limits on the dollar amount that may be transferred;

•	require a minimum period of time between transfers; or

•	refuse transfer requests from intermediaries acting on behalf of you.
     As a result of our ability to impose these restrictions to discourage market timing and other forms of Disruptive Trading, some Policy owners may be able to market time through the Policy, while others would bear the harm associated with the timing.
     We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying portfolio’s operations, or (2) if an underlying portfolio would reject or has rejected our purchase order, or has instructed us not to allow that purchase or transfer, or (3) you have a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any Policy owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We also reserve the right to reverse a potentially harmful transfer if an underlying portfolio refuses or reverses our order; in such instances some Policy owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.
     In addition to our internal policies and procedures, we will administer your Policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying portfolios.
     Under our current policies and procedures, we do not:
•	impose redemption fees on transfers;

•	expressly limit the number, size or frequency of transfers in a given period (except for certain subaccounts listed above where transfers that exceed a certain size are prohibited); or

•	allow a certain number of transfers in a given period.
     Redemption fees, other transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other forms of Disruptive Trading and in preventing or limiting harm from such trading.
     We may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other Disruptive Trading if we discover that our current procedures do not adequately curtail such activity, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in frequent transfer activity among the underlying portfolios under the Policy. The actions we take will be based on policies and procedures that we apply uniformly to all Policy owners.

     Underlying Portfolio Frequent Trading Policies. The underlying portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying portfolios describe any such policies and procedures. The frequent trading policies and procedures of one underlying portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of another underlying portfolio and the policies and procedures we have adopted for the Policy to discourage market timing and other programmed, large, frequent, or short-term transfers.
     You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund’s portfolios. In addition, we are obligated to execute instructions from the funds that may require us to restrict or prohibit your investment in a specific portfolio if the fund identifies you as violating the frequent trading policies that the fund has established for that portfolio.
     If we receive a premium payment from you with instructions to allocate it into a fund that has directed us to restrict or prohibit your trades into the fund, then we will request new allocation instructions from you. If you request a transfer into a fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.
     Omnibus Order. Policy owners and other persons with material rights under the Policy also should be aware that the purchase and redemption orders received by the underlying portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying portfolios. In addition, if an underlying portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.
Automatic Asset Rebalancing Program
     Under the Automatic Asset Rebalancing (“AAR”) program, we will automatically transfer amounts among the subaccounts each quarter to reflect your most recent instructions for allocating premiums. The Automatic Asset Rebalancing Program may not be used to transfer amounts into and out of the fixed account. No transfer fees apply, and transfers under the AAR program are not included when we determine the number of free transfers permitted each year. For more information, see the SAI.
Dollar Cost Averaging Program
     Under the dollar cost averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the fixed account to one or more subaccounts. You may designate up to eight subaccounts to receive the transfers.
     You may enroll in the dollar cost averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month on your monthly due date. Transfers under this program are not included when we determine the number of free transfers permitted each year. We must receive your request at least five Business Days before the transfer date for your transfers to begin on that date. When you enroll in the dollar cost averaging program, your total fixed account value must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the fixed account under this program must be at least $100. If on any transfer date the amount remaining in the fixed account is less than the amount designated to be transferred, the entire balance will be transferred out of the fixed account and applied pro-rata to the selected subaccounts, and the dollar cost averaging request will expire.
Loans
     While the Policy is in force, you may borrow money from us using the Policy as the only security for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. See the “Federal Tax Considerations” section.
Loan Conditions:
•	You may take a loan against the Policy for amounts up to the Cash Surrender Value, minus loan interest you would have to pay by the next Policy anniversary, and minus three monthly deductions, or the number of monthly deductions due prior to the next Policy anniversary, if fewer.

•	To secure the loan, we transfer an amount equal to the loan from the subaccounts and fixed account to the loan account, which is a part of our general account. If your loan request does not specify any allocation instructions, we will transfer the loan from the subaccounts and the fixed account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each subaccount and the fixed account).

•	Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year, compounded annually. We may credit the loan account with an interest rate different from the fixed account.

•	We normally pay the amount of the loan within seven calendar days after we receive a proper loan request at the Service Center. We may postpone payment of loans under certain conditions. See the “Full and Partial Surrenders — When We Will Make Payments” section.

•	We charge you interest on your loan. The loan interest rate for Policy years 1 through 15 is 4.5% per year, compounded annually. The loan interest rate for Policy years 16 and beyond is 2.5% per year, compounded annually. This loan interest rate is guaranteed never to exceed 6.5% per year, compounded annually. Interest accrues daily and is due and payable at the end of each Policy year, or on the date of any loan increase or repayment, if earlier. Unpaid interest becomes part of the outstanding loan amount and accrues interest daily.

•	You may repay all or part of your outstanding loan amount at any time by sending the repayment to the Service Center. Loan repayments must be at least $25, and must be clearly marked as “loan repayment” or they will be credited as premiums.

•	Upon each loan repayment, we will transfer an amount equal to the loan repayment from the loan account to the fixed and/or subaccounts according to your current premium allocation instructions.

•	We deduct any outstanding loan amount (including any interest you owe), from the Cash Surrender Value and from the Death Benefit on the insured’s death.

•	Unpaid loan amounts (including any interest you owe) will reduce the Cash Surrender Value and possibly cause your Policy to fail the Grace Premium Test, which may result in the Policy entering the 61-day grace period. See “Policy Lapse and Reinstatement”
Effects of Policy Loans
     Risk of Policy Lapse. There are risks involved in taking a Policy loan, one of which is an increased potential for the Policy to lapse. A Policy loan, whether or not repaid, affects the Policy, the Contract Value and the death benefit. We deduct any outstanding loan amount (including any interest you owe the loans) from the proceeds payable upon the death of the insured and from the Cash Surrender Value. Repaying the loan causes the Death Benefit Amount Payable and Cash Surrender Value to increase by the amount of the repayment. We will notify you (or any assignee of record) if the sum of your outstanding loan amount (including any interest you owe on the loans) is more than the Contract Value. If you do not submit a sufficient payment during the 61-day grace period, your Policy will lapse without value, insurance coverage will no longer be in effect, and you will receive no benefits.
     Risk of Investment Performance. As long as a loan is outstanding, we hold an amount equal to the outstanding loan amount in the loan account. The amount in the loan account is not affected by the variable account’s investment performance and may not be credited with the same interest rates currently accruing on the fixed account. Amounts transferred from the variable account to the loan account will affect the Contract Value because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment results of the variable account.
     Tax Risks. The federal tax consequences of a Policy loan are uncertain. A Policy loan may have adverse tax consequences. You should review the “Federal Tax Considerations” section of this prospectus carefully, especially if you are purchasing this Policy with the intention of taking Policy loans or a partial surrender at any time in the future, and/or you intend to keep the Policy in force after the insured reaches age 100. You should consult a qualified tax adviser before taking out a Policy loan.
Policy Lapse and Reinstatement
Lapse
     The following flow chart shows the process used to determine if the Policy will enter the
61-day grace period:
After deducting the monthly deduction then due, is the Cash Surrender Value positive?
Yes
Policy stays inforce

No Is the Contract Value minus any outstanding Policy loan amount positive?** No Policy enters 61-day grace period Yes Grace Premium Test: Does the total premiums paid, minus total partial surrenders taken, minus the outstanding policy loan amount equal or exceed the cumulative minimum premiums paid?** Yes No

**	These two conditions make up the Grace Exemption Test. If the answer to both questions is “Yes,” then the Grace Exemption Test is passed.
     If your Policy enters into a grace period, we will mail a notice to your last known address and to any assignee of record. We will mail the notice at least 61 days before the end of the grace period. The notice will specify the minimum payment that you must pay to prevent your Policy from lapsing and the final date by which we must receive the payment at the Service Center in order to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate.
     It is possible that we may require you to pay an additional premium (over and above the premium specified in the lapse notice) if the investment performance of your Policy is unfavorable during the grace period.
     In order to prevent your Policy from lapsing, the premium payment you pay must be large enough to cause either one of the following conditions:
Condition One: After deducting the monthly deduction due on the first two monthly due dates following the first day of the grace period, the Cash Surrender Value would be positive.

Condition Two: The Policy passes the Grace Premium Test after two more minimum premiums are added to the cumulative minimum premiums following the first date of the grace period
Reinstatement
     We will consider reinstating a lapsed Policy within three years, unless otherwise required by state law, after the Policy enters a grace period that ends with a lapse (and prior to the maturity date).
     If your Policy has lapsed, you must do the following to reinstate the Policy:
•	complete a reinstatement application;

•	meet both Condition One and Two below.

Condition One: You must pay sufficient premium payments so that the Policy has a positive Cash Surrender Value after deducting all monthly deductions due from the first day of the grace period to the effective date of the reinstatement of the Policy, plus pay for the monthly deductions on the three due dates following reinstatement; and

Condition Two: You must pay sufficient premium payments so that the Grace Exemption Test (described in the diagram above) is passed as of the effective date of the reinstatement of the Policy, plus pay an additional three minimum premium payments.
You must also provide evidence of insurability to demonstrate:
•	that there has been no material change in the health of the insured since the issue date; and

•	that there has been no material change in the health of any natural persons covered under any riders attached to this Policy since that rider’s issue date.
     We will not reinstate any indebtedness unless required by state law.
     We will not consider your request for reinstatement unless you have made sufficient premium payments and provided the requested evidence of insurability. Until we have received all required premiums and evidence of insurability, we will hold your premiums in the Reinstatement Suspense Account without interest. If your reinstatement premiums have been in our Reinstatement Suspense Account for more than 60 days, we will send a notice to your address of record reminding you that your Policy will remain lapsed until you send in the required items and we approve your application. After we have held your reinstatement premiums in our Reinstatement Suspense Account for 90 days, we will return your reinstatement premiums to you and you will be required to re-apply for reinstatement of your Policy.
     We may decline a request for reinstatement. We will not reinstate a Policy that has been surrendered for the Cash Surrender Value or that had an outstanding loan amount on the date of lapse.
Federal Tax Considerations
     The following summary provides a general description of the federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisers for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.
Tax Status of the Policy
     A Policy must satisfy certain requirements set forth in the Tax Code in order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard premium class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of the Tax Code requirements if a Policy is issued on a special premium class basis, and particularly if the full amount of premiums permitted under the Policy is paid. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions and make other changes to your Policy that may be necessary in order to do so.
     In some circumstances, owners of variable life insurance contracts who retain excessive control over the investment of the underlying portfolio assets of the variable account may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is limited published guidance in this area and it does not address certain aspects of the Policies, we believe that the owner of a Policy should not be treated as the owner of the underlying assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Policies from being treated as the owners of the underlying portfolio assets of the variable account.
     In addition, the Tax Code requires that the investments of the variable account be “adequately diversified” in order to treat the Policy as a life insurance contract for federal income tax purposes. We intend that the variable account, through the portfolios, will satisfy these diversification requirements.
     The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.
Tax Treatment of Policy Benefits
     In General. We believe that the death benefit under a Policy generally should be excludible from the beneficiary’s gross income. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary’s circumstances. You should consult a tax adviser on these consequences.
     Generally, you will not be deemed to be in constructive receipt of the Contract Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment), a Policy, the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract.”
     Modified Endowment Contracts. Under the Tax Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” (“MEC”) with less favorable income tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a MEC. In general a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.
     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit that is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult with a competent tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.
     Upon issue of your Policy, we will notify you if your Policy is classified as a MEC based on the initial premium we receive. If any future payment we receive would cause your Policy to become a MEC, you will be notified. We will not invest that premium in the Policy until you notify us that you want to continue your Policy as a MEC.
     Distributions (other than Death Benefits) from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:
•	All distributions other than death benefits from a MEC, including distributions upon surrender and partial surrender, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy owner’s investment in the Policy only after all gain has been distributed.

•	Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

•	A 10% additional income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you, and the beneficiary.

•	If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.
     Distributions (other than Death Benefits) from Policies that are not Modified Endowment Contracts. Distributions other than Death Benefits from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.
     Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with Policy loans from this Policy are less clear because the difference between the interest rate we charge on Policy loans and the rate we credit to the loan account results in a net cost to you that could be viewed as negligible and, as a result, it is possible that such a loan could be treated as, in substance, a taxable distribution. You should consult a tax adviser about such loans.
     Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10% additional tax.
     Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.
     Policy Loans. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences. If your Policy has a large amount of indebtedness when it lapses or is surrendered, you might owe taxes that are much more than the Surrender Value you receive.
     This Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse. The aim of this strategy is to continue borrowing from the Policy until its Contract Value is just enough to pay off the Policy loans that have been taken out. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, this strategy will fail to achieve its goal if the Policy is a MEC or becomes a MEC after the periodic borrowing begins. Second, this strategy has not been ruled on by the Internal Revenue Service or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this Policy will be treated as taxable distributions. Finally, there is a significant risk that poor investment performance, together with ongoing deductions for insurance charges, will lead to a substantial decline in the Contract Value that could result in the Policy lapsing. In that event, assuming Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the lapse occurs. Anyone considering using the Policy as a source of tax-free income by taking out Policy loans should consult a competent tax adviser before purchasing the Policy about the tax risks inherent in such a strategy.
     Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner’s income when a taxable distribution occurs.

     Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
     Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
     Other Policy Owner Tax Matters. The tax consequences of continuing the Policy after the insured reaches age 100 are unclear. You should consult a tax adviser if you intend to keep the Policy in-force after the insured reaches age 100. It is possible that the Internal Revenue Service might tax you as though you have surrendered the Policy when the insured reaches age 100, even if you keep the Policy in force. This could potentially result in a very large tax liability for you. The tax liability might be much larger than the Cash Surrender Value of this Policy.
     Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser as to tax attributes of the arrangement.
     Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.
     Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.
     Split-Dollar Arrangements. The Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.
     Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing

Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.
     In addition, the IRS and Treasury have issued guidance relating to split dollar insurance arrangements that significantly affect the tax treatment of such arrangements. This guidance affects all split dollar arrangements, not just those involving publicly-traded companies. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.
     Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the owner’s estate for purposes of federal estate tax if the insured owned the Policy. If the owner was not the insured, the fair market value of the Policy would be included in the owner’s estate upon the owner’s death. The Policy would not be includable in the insured’s estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.
     Moreover, under certain circumstances, Tax Code may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under Tax Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.
     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.
     Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact a permanent repeal between now and then.
     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2008, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.
     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified tax adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.
     Accelerated Benefit Rider for Terminal Illness. The tax consequences associated with adding or electing to receive benefits under the Accelerated Benefit Rider for Terminal Illness are unclear. A tax adviser should be consulted about the tax consequences of adding this rider to a Policy or requesting payment under the rider.
     Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Policy owner is subject to that tax.
     Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.
     Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under federal tax law.
     Possible Tax Law Changes. While the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). Consult a tax adviser with respect to legislative developments and their effect on the Policy.
     Possible Charges for Our Taxes. At the present time, we make no charge for any federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts or to the Policy. We reserve the right to impose charges for any future taxes or economic burden we may incur.
Additional Information
Distribution of the Policies
     Distribution and Principal Underwriting Agreement. We have entered into a distribution agreement with Farmers Financial Solutions, LLC (“FFS”), our affiliate, for the distribution and sale of the Policies. Pursuant to this agreement, FFS serves as principal underwriter for the Policies. FFS is affiliated with Farmers through Farmers’ parent that provides management-related services to the parent companies of FFS. FFS offers the Policies for sale through its sales representatives. We reimburse FFS for certain expenses it incurs in order to pay for the distribution of the Policies.
     Compensation to Broker-Dealers Selling the Policies. We pay commissions to FFS for sales of the Policies by FFS’ sales representatives. Sales commissions may vary, but the commissions payable for Policy sales by sales representatives of FFS are expected not to exceed [69]% of premiums up to a target premium set by Farmers received within the first two Policy years (we may pay additional amounts) and [5.14]% of premium received in excess of the target premium through the 10th Policy year. After year 10, the commission is not expected to exceed 0.185% of the Policy’s Contract Value each year. FFS may be required to return to us first year commissions if the Policy is not continued through the first Policy year.
     Special Compensation Paid to FFS. We pay for FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives. FFS pays its sales representatives a portion of the commissions received for their sales of the Policies.
     FFS’ sales representatives and their managers are also eligible for various cash benefits, such as cash production incentive bonuses based on aggregate sales of our variable insurance policies (including this Policy) and/or other insurance products we issue, as well as certain insurance benefits and financing arrangements. Cash production incentive bonuses may equate to a sizeable percentage of first year premiums up to a target premium set by Farmers.
     In addition, FFS’ sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional non-cash compensation. Non-cash compensation items that FFS and we may provide jointly include attendance at conferences, conventions, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items. By selling this Policy, sales representatives and/or their managers may qualify for these productivity benefits. FFS’ sales representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

     Exclusive Access to FFS’ Distribution Network. In exchange for the amounts we pay to FFS, we receive exclusive access to FFS’ distribution network. The amounts we pay are designed especially to encourage the sale of our products by FFS. See the SAI for a discussion of the amounts of commissions and bonuses we have paid FFS in connection with its exclusive offering of the Policies and other Farmers variable life products.
     The prospect of receiving, or the actual receipt, of the additional compensation may provide FFS and/or its sales representatives with an incentive to recommend the Policies to prospective owners over the sales of other investments with respect to which FFS either does not receive additional compensation or receives lower levels of additional compensation.
     Ask your sales representative for further information about the compensation your sales representative and FFS may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we may have with FFS, including the conflicts of interest that such arrangements may create.
     No specific charge is assessed directly to Policy owners or the variable account to cover commissions and other incentives and payments described above in connection with the distribution of the Policies. However, we intend to recoup commissions and other sales expenses through the fees and charges we deduct under the Policy and through other corporate revenue.
     You should be aware that FFS and its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take these payments into account when considering and evaluating any recommendations relating to the Policy.
Legal Proceedings
     Like other life insurance companies, we are involved in lawsuits. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. While it is not possible to predict the outcome of such matters with absolute certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the variable account, on FFS’ ability to perform under its principal underwriting agreement, or on Farmers’ ability to meet its obligations under the Policy.
Financial Statements
     The audited financial statements of Farmers New World Life Insurance Company and of Farmers Variable Life Separate Account A are contained in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies. For a free copy of these audited financial statements and/or the SAI, please call or write to us at our Service Center.

Table of Contents for the SAI

Glossary
For your convenience, we are providing a glossary of the special terms we use in this prospectus.

accumulation unit
An accounting unit we use to calculate subaccount values. It measures the net investment results of each of the subaccounts.
attained age
The insured’s age on the issue date plus the number of Policy years completed since the issue date.
beneficiary
The natural person(s) or entity(ies) you select to receive the Death Benefit Amount Payable from this Policy.
Business Day
Each day that the NYSE is open for regular trading. Farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open for regular trading. When we use the term “Business Day” in this prospectus, it has the same meaning as the term “Valuation Day” found in the Policy.
Cash Surrender Value
The amount we will pay you if you fully surrender the Policy while it is in force. The Cash Surrender Value on the date you surrender is equal to: the Contract Value, minus any surrender charge, minus any monthly deductions due and unpaid, and minus any outstanding loan amount.
Company (we, us, our, Farmers, FNWL)
Farmers New World Life Insurance Company
Contract Value
The sum of the values you have in the subaccounts and the fixed account. If you have a loan outstanding, the Contract Value includes any amounts we hold in the loan account to secure the loan.
Death Benefit Amount Payable
The amount we will pay to the beneficiary when we receive proof of the insured’s death, equal to death benefit in effect as of the date of the insured’s death, minus any monthly deductions due and unpaid at the date of the insured’s death, minus any outstanding loan amount, plus the amounts to be paid under the terms of any riders you added to the Policy.
face amount
The dollar amount of insurance selected by the owner; used to determine the death benefit. The face amount on the issue date is set forth on the Policy specifications page. You may increase or decrease the face amount under certain conditions. Certain actions you take, such as changing the death benefit option or taking a partial surrender, may affect the amount of the face amount. The actual Death Benefit Amount Payable we pay under the Policy may be more or less than the face amount.
fixed account
An option to which you can direct your Contract Value under the Policy. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in our general account and are not part of, or dependent on, the investment performance of the variable account.
fixed account value
The portion of your Contract Value allocated to the fixed account.
funds
Investment companies that are registered with the SEC. This Policy allows you to invest in the portfolios of the funds that are listed on the front page of this prospectus.
general account
The account containing all of Farmers’ assets, other than those held in its separate accounts.
Home Office
The address of our Home Office is 3003 — 77th Avenue, S.E., Mercer Island, Washington 98040.
initial premium
The amount you must pay before insurance coverage begins under this Policy.
insured
The natural person whose life is insured by this Policy.

issue age
The insured’s age as of the last birthday on the issue date.
issue date
The date when life insurance coverage begins. We measure Policy months, Policy years, and Policy anniversaries from the issue date. On the issue date, we place your initial premium (minus the premium expense charge) in the fixed account. The first monthly deduction occurs on the issue date. The entire Contract Value remains allocated to the fixed account until the reallocation date.
loan account value
The portion of your Contract Value allocated to the loan account.
lapse
When life insurance coverage ends without value because you have not made a sufficient payment by the end of a 61-day grace period. On any monthly due date, the Policy enters a 61-day grace period unless: (i) the Cash Surrender Value is positive, after deducting the monthly deduction that is due; or (ii) the Contract Value exceeds the outstanding loan amount and your Policy passes the Grace Premium Test (which requires that a minimum premium amount is paid).
maturity date
The Policy anniversary when the insured reaches age 121 and life insurance coverage under this Policy ends. The maturity date is shown on the Policy specifications page.
monthly deduction
The amount we deduct from the Contract Value each month to pay for the insurance coverage. The monthly deduction includes the cost of insurance charge, the monthly administration charge, the risk charges of any attached riders, and any monthly underwriting and sales expense charge.
monthly due date
The day of each month when we determine the monthly deductions and deduct them from Contract Value. It is the same date each month as the issue date. If there is no Business Day that coincides with the issue date in the calendar month, the monthly due date is the next Business Day.
NYSE
The New York Stock Exchange
outstanding loan amount
The total amount of all outstanding Policy loans, including both principal and interest due, minus the total amount of all loan repayments. We deduct an amount equal to the outstanding loan amount from the subaccounts and the fixed account and place it in the loan account as collateral for the loans. The loan account is part of our general account. The outstanding loan amount, or loan account value, is defined as the “Policy Loan Balance” in the Policy.
portfolio
A separate investment portfolio of a fund. Each subaccount invests exclusively in one portfolio of a fund.
premium class
A classification that affects the cost of insurance rate and the premium required to insure an individual.
premiums
All payments you make under the Policy other than loan repayments. When we use the term “premium” in this prospectus, it generally has the same meaning as “Premium Payments” in the Policy, refers to planned or unplanned premium payments, and means a premium without a premium expense charge applied.
Premium Expense Charge
An amount deduced from each premium payment before the remainder of the premium payment is allocated to the subaccounts and/or fixed account based on your current allocation percentage for premium payments. Initial premiums are assessed the premium expense charge, and the remainder is allocated to the fixed account until the reallocation date.
reallocation date
The date we reallocate any premium (plus interest) held in the fixed account to the subaccounts and/or fixed account as you directed in your application. The reallocation date is the record date, plus the number of days in your state’s right to examine period, plus 10 days.
record date

The date we record your Policy in our books as an in force policy.
right-to-examine period
The period when you may return the Policy and receive a refund. The length of the right-to-examine period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your right to examine period.
Service Center
The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. McCamish Systems, L.L.C. (registered and known as “McCamish Systems, LLC Insurance Administrators” in the State of California only) is the administrator of the Policy. You can call the Service Center office toll-free at 1-877-376-8008.
subaccount
A division of the variable account that invests exclusively in shares of one portfolio of a fund. The investment performance of each subaccount is linked directly to the investment performance of the portfolio in which it invests.
surrender
The termination of the Policy at the option of the owner.
surrender charge
The amount, based on the face amount, we charge you to fully surrender this Policy. The surrender charge is equal to (a) +(b), where (a) is the surrender charge for the face amount on the issue date; and (b) is the surrender charge for each increase in face amount. The surrender charge applies during the first nine Policy years and within nine years following any increase in the face amount.
Tax Code
The Internal Revenue Code of 1986, as amended.
variable account
Farmers Variable Life Separate Account A. It is a separate investment account that is divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.
written notice
The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.
you (your, owner)
The person entitled to exercise all rights as owner under the Policy.

Appendix A — Guaranteed Maximum Cost of Insurance Rates
GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES
Per $1,000 of Risk Insurance Amount

Attained	Male	Male	Female	Female	Attained	Male	Male	Female	Female
Age	Non-Nicotine	Nicotine*	Non-Nicotine	Nicotine*	Age	Non-Nicotine	Nicotine*	Non-Nicotine	Nicotine*
0	N/A	0.06001	N/A	0.03500	51	0.31471	0.61121	0.27458	0.53155
1	N/A	0.03834	N/A	0.02583	52	0.34732	0.67332	0.30551	0.59108
2	N/A	0.02750	N/A	0.01916	53	0.38498	0.74807	0.33812	0.65569
3	N/A	0.02000	N/A	0.01666	54	0.43269	0.83717	0.37242	0.72454
4	N/A	0.01750	N/A	0.01583	55	0.48629	0.93226	0.41176	0.79765
5	N/A	0.01750	N/A	0.01500	56	0.54161	1.03082	0.45446	0.87587
6	N/A	0.01833	N/A	0.01583	57	0.59527	1.12189	0.49970	0.95500
7	N/A	0.01833	N/A	0.01750	58	0.64897	1.20883	0.54664	1.03756
8	N/A	0.01833	N/A	0.01750	59	0.71194	1.31107	0.59443	1.12611
9	N/A	0.01916	N/A	0.01750	60	0.78840	1.43713	0.64478	1.21812
10	N/A	0.02000	N/A	0.01833	61	0.88176	1.59135	0.70019	1.31784
11	N/A	0.02333	N/A	0.02083	62	0.99037	1.76877	0.75899	1.42359
12	N/A	0.02833	N/A	0.02250	63	1.10924	1.95930	.82119	1.53200
13	N/A	0.03333	N/A	0.02583	64	1.23333	2.15024	0.88933	1.64904
14	N/A	0.04334	N/A	0.02833	65	1.36266	2.33731	0.96510	1.77557
15	N/A	0.05501	N/A	0.03000	66	1.49387	2.51876	1.04768	1.91334
16	N/A	0.06502	N/A	0.03250	67	1.63122	2.70230	1.13961	2.06666
17	N/A	0.07419	N/A	0.03417	68	1.77642	2.89051	1.24177	2.23476
18	N/A	0.07920	N/A	0.03667	69	1.93972	3.09808	1.35336	2.42029
19	N/A	0.08170	N/A	0.03834	70	2.13062	3.33638	1.47947	2.63021
20	N/A	0.07920	N/A	0.03750	71	2.36296	3.62993	1.62358	2.86556
21	0.07920	0.11340	0.03917	0.05251	72	2.63536	3.97231	1.78151	3.12222
22	0.07920	0.11924	0.04000	0.05501	73	2.92321	4.31861	1.95420	3.40297
23	0.08003	0.12508	0.04000	0.05751	74	3.23355	4.69520	2.14598	3.69761
24	0.08086	0.13176	0.04167	0.06085	75	3.57270	5.11567	2.35698	4.00801
25	0.08337	0.13927	0.04250	0.06585	76	3.95664	5.58418	2.58905	4.34483
26	0.08670	0.14678	0.04584	0.07002	77	4.40517	6.12911	2.84664	4.70924
27	0.08837	0.15095	0.04751	0.07419	78	4.92894	6.75812	3.12826	5.10421
28	0.08670	0.15179	0.05001	0.07920	79	5.51951	7.45576	3.43845	5.53102
29	0.08587	0.15095	0.05251	0.08420	80	6.18263	8.22452	3.82529	6.06583
30	0.08503	0.15012	0.05501	0.08921	81	6.90909	9.04868	4.30288	6.72401
31	0.08420	0.15095	0.05835	0.09588	82	7.68497	9.90463	4.81112	7.40691
32	0.08503	0.15346	0.06168	0.10255	83	8.53991	10.82608	5.34786	8.10961
33	0.08754	0.15847	0.06585	0.11090	84	9.50017	11.87958	5.95007	8.84722
34	0.08921	0.16431	0.07086	0.12174	85	10.58031	13.08901	6.56439	9.53442
35	0.09338	0.17099	0.07669	0.13259	86	11.78364	14.41951	7.29574	10.33521
36	0.09755	0.18101	0.08253	0.14344	87	13.10250	15.85547	8.20718	11.33853
37	0.10339	0.19270	0.08754	0.15262	88	14.52614	17.37749	9.17863	12.35414
38	0.11090	0.20690	0.09171	0.16181	89	16.04444	18.97012	10.15602	13.29346
39	0.11757	0.22277	0.09671	0.17182	90	17.58287	20.53619	10.88246	13.83189
40	0.12675	0.24198	0.10255	0.18268	91	19.12353	22.05253	11.58260	14.27591
41	0.13760	0.26538	0.10923	0.19520	92	20.76683	23.63636	12.75537	15.24260
42	0.15095	0.29297	0.11674	0.21107	93	22.53307	25.30420	14.36966	16.62877
43	0.16681	0.32558	0.12592	0.22862	94	24.43244	27.11897	16.42157	18.59746
44	0.18435	0.36238	0.13676	0.24950	95	26.35437	28.98442	18.70919	20.97702
45	0.20356	0.39920	0.14928	0.27374	96	28.27211	30.79253	21.02122	23.30415
46	0.22277	0.43604	0.16431	0.30216	97	30.36217	32.73942	22.55449	24.71403
47	0.23864	0.46703	0.18184	0.33729	98	32.64693	34.84234	23.39817	25.28542
48	0.25118	0.49048	0.20105	0.37912	99	35.15185	37.11809	25.17504	26.84313
49	0.26705	0.52065	0.22277	0.42599	100+	N/A	N/A	N/A	N/A
50	0.28795	0.56005	0.24700	0.47624

*	Attained ages 0-20 are juvenile issues

A-1

If the insured is in a special premium class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table times the table rating factor shown on the policy specifications page.
The rates shown above are for the base policy only. Separate maximum charges apply to each rider.

A-2

Appendix B — Monthly Underwriting and Sales Expense Charges
CURRENT AND GUARANTEED MAXIMUM MONTHLY UNDERWRITING AND SALES EXPENSE CHARGE
Per $1,000 of Face Amount

Issue					Issue
Age or					Age or
Attained Age at	Male	Male	Female	Female	Attained Age at	Male	Male	Female	Female
Increase	Non-Nicotine	Nicotine*	Non-Nicotine	Nicotine*	Increase	Non-Nicotine	Nicotine*	Non-Nicotine	Nicotine*
0	N/A	0.0750	N/A	0.0720	41	0.3520	0.4150	0.2810	0.2870
1	N/A	0.0760	N/A	0.0720	42	0.3680	0.4360	0.2920	0.2980
2	N/A	0.0770	N/A	0.0730	43	0.3830	0.4570	0.3030	0.3100
3	N/A	0.0780	N/A	0.0740	44	0.3980	0.4780	0.3140	0.3210
4	N/A	0.0790	N/A	0.0750	45	0.4140	0.4990	0.3250	0.3320
5	N/A	0.0800	N/A	0.0760	46	0.4410	0.5320	0.3460	0.3520
6	N/A	0.0830	N/A	0.0780	47	0.4680	0.5640	0.3670	0.3710
7	N/A	0.0850	N/A	0.0810	48	0.4950	0.5970	0.3880	0.3910
8	N/A	0.0880	N/A	0.0830	49	0.5220	0.6290	0.4090	0.4110
9	N/A	0.0910	N/A	0.0860	50	0.5490	0.6620	0.4300	0.4300
10	N/A	0.0930	N/A	0.0880	51	0.5910	0.7070	0.4610	0.4610
11	N/A	0.0980	N/A	0.0920	52	0.6320	0.7530	0.4910	0.4920
12	N/A	0.1030	N/A	0.0970	53	0.6730	0.7980	0.5220	0.5230
13	N/A	0.1080	N/A	0.1010	54	0.7140	0.8430	0.5530	0.5530
14	N/A	0.1130	N/A	0.1060	55	0.7550	0.8890	0.5840	0.5840
15	N/A	0.1180	N/A	0.1100	56	0.8160	0.9520	0.6380	0.6380
16	N/A	0.1260	N/A	0.1160	57	0.8770	1.0150	0.6930	0.6930
17	N/A	0.1340	N/A	0.1220	58	0.9380	1.0770	0.7470	0.7470
18	N/A	0.1420	N/A	0.1280	59	0.9990	1.1400	0.8010	0.8010
19	N/A	0.1500	N/A	0.1340	60	1.0600	1.2030	0.8550	0.8550
20	N/A	0.1580	N/A	0.1400	61	1.1080	1.2220	0.9030	0.9030
21	0.1590	0.1730	0.1400	0.1420	62	1.1560	1.2420	0.9500	0.9500
22	0.1610	0.1880	0.1400	0.1450	63	1.2040	1.2610	0.9980	0.9980
23	0.1620	0.2030	0.1400	0.1470	64	1.2510	1.2800	1.0450	1.0450
24	0.1630	0.2180	0.1400	0.1500	65	1.2990	1.2990	1.0930	1.0930
25	0.1640	0.2330	0.1400	0.1520	66	1.3510	1.3510	1.1440	1.1440
26	0.1730	0.2420	0.1460	0.1590	67	1.4020	1.4020	1.1950	1.1950
27	0.1830	0.2500	0.1510	0.1660	68	1.4540	1.4540	1.2460	1.2460
28	0.1930	0.2590	0.1580	0.1730	69	1.5050	1.5050	1.2970	1.2970
29	0.2020	0.2680	0.1630	0.1800	70	1.5570	1.5570	1.3480	1.3480
30	0.2120	0.2760	0.1690	0.1860	71	1.6450	1.6450	1.4310	1.4310
31	0.2210	0.2850	0.1770	0.1940	72	1.7330	1.7330	1.5150	1.5150
32	0.2310	0.2930	0.1850	0.2020	73	1.8210	1.8210	1.5980	1.5980
33	0.2400	0.3020	0.1930	0.2100	74	1.9090	1.9090	1.6820	1.6820
34	0.2490	0.3100	0.2000	0.2180	75	1.9970	1.9970	1.7650	1.7650
35	0.2580	0.3190	0.2080	0.2250	76	2.0390	2.0390	1.8020	1.8020
36	0.2740	0.3340	0.2210	0.2350	77	2.0810	2.0810	1.8390	1.8390
37	0.2900	0.3490	0.2330	0.2460	78	2.1230	2.1230	1.8760	1.8760
38	0.3060	0.3640	0.2450	0.2560	79	2.1640	2.1640	1.9130	1.9130
39	0.3210	0.3790	0.2570	0.2660	80	2.2060	2.2060	1.9500	1.9500
40	0.3370	0.3940	0.2700	0.2760

*	Attained ages 0-20 are juvenile issues

B-1

CURRENT DISCOUNTED MONTHLY UNDERWRITING AND SALES EXPENSE CHARGE
Per $1,000 of Face Amount

Issue					Issue
Age or					Age or
Attained Age at	Male	Male	Female	Female	Attained Age at	Male	Male	Female	Female
Increase	Non-Nicotine	Nicotine*	Non-Nicotine	Nicotine*	Increase	Non-Nicotine	Nicotine*	Non-Nicotine	Nicotine*
0	N/A	0.0600	N/A	0.0576	41	0.2816	0.3320	0.2248	0.2296
1	N/A	0.0608	N/A	0.0576	42	0.2944	0.3488	0.2336	0.2384
2	N/A	0.0616	N/A	0.0584	43	0.3064	0.3656	0.2424	0.2480
3	N/A	0.0624	N/A	0.0592	44	0.3184	0.3824	0.2512	0.2568
4	N/A	0.0632	N/A	0.0600	45	0.3312	0.3992	0.2600	0.2656
5	N/A	0.0640	N/A	0.0608	46	0.3528	0.4256	0.2768	0.2816
6	N/A	0.0664	N/A	0.0624	47	0.3744	0.4512	0.2936	0.2968
7	N/A	0.0680	N/A	0.0648	48	0.3960	0.4776	0.3104	0.3128
8	N/A	0.0704	N/A	0.0664	49	0.4176	0.5032	0.3272	0.3288
9	N/A	0.0728	N/A	0.0688	50	0.4392	0.5296	0.3440	0.3440
10	N/A	0.0744	N/A	0.0704	51	0.4728	0.5656	0.3688	0.3688
11	N/A	0.0784	N/A	0.0736	52	0.5056	0.6024	0.3928	0.3936
12	N/A	0.0824	N/A	0.0776	53	0.5384	0.6384	0.4176	0.4184
13	N/A	0.0864	N/A	0.0808	54	0.5712	0.6744	0.4424	0.4424
14	N/A	0.0904	N/A	0.0848	55	0.6040	0.7112	0.4672	0.4672
15	N/A	0.0944	N/A	0.0880	56	0.6528	0.7616	0.5104	0.5104
16	N/A	0.1008	N/A	0.0928	57	0.7016	0.8120	0.5544	0.5544
17	N/A	0.1072	N/A	0.0976	58	0.7504	0.8616	0.5976	0.5976
18	N/A	0.1136	N/A	0.1024	59	0.7992	0.9120	0.6408	0.6408
19	N/A	0.1200	N/A	0.1072	60	0.8480	0.9624	0.6840	0.6840
20	N/A	0.1264	N/A	0.1120	61	0.8864	0.9776	0.7224	0.7224
21	0.1272	0.1384	0.1120	0.1136	62	0.9248	0.9936	0.7600	0.7600
22	0.1288	0.1504	0.1120	0.1160	63	0.9632	1.0088	0.7984	0.7984
23	0.1296	0.1624	0.1120	0.1176	64	1.0008	1.0240	0.8360	0.8360
24	0.1304	0.1744	0.1120	0.1200	65	1.0392	1.0392	0.8744	0.8744
25	0.1312	0.1864	0.1120	0.1216	66	1.0808	1.0808	0.9152	0.9152
26	0.1384	0.1936	0.1168	0.1272	67	1.1216	1.1216	0.9560	0.9560
27	0.1464	0.2000	0.1208	0.1328	68	1.1632	1.1632	0.9968	0.9968
28	0.1544	0.2072	0.1264	0.1384	69	1.2040	1.2040	1.0376	1.0376
29	0.1616	0.2144	0.1304	0.1440	70	1.2456	1.2456	1.0784	1.0784
30	0.1696	0.2208	0.1352	0.1488	71	1.3160	1.3160	1.1448	1.1448
31	0.1768	0.2280	0.1416	0.1552	72	1.3864	1.3864	1.2120	1.2120
32	0.1848	0.2344	0.1480	0.1616	73	1.4568	1.4568	1.2784	1.2784
33	0.1920	0.2416	0.1544	0.1680	74	1.5272	1.5272	1.3456	1.3456
34	0.1992	0.2480	0.1600	0.1744	75	1.5976	1.5976	1.4120	1.4120
35	0.2064	0.2552	0.1664	0.1800	76	1.6312	1.6312	1.4416	1.4416
36	0.2192	0.2672	0.1768	0.1880	77	1.6648	1.6648	1.4712	1.4712
37	0.2320	0.2792	0.1864	0.1968	78	1.6984	1.6984	1.5008	1.5008
38	0.2448	0.2912	0.1960	0.2048	79	1.7312	1.7312	1.5304	1.5304
39	0.2568	0.3032	0.2056	0.2128	80	1.7648	1.7648	1.5600	1.5600
40	0.2696	0.3152	0.2160	0.2208

*	Attained ages 0-20 are juvenile issues

B-2

AppendFix C — Table of Surrender Charge Factors
TABLE OF SURRENDER CHARGE FACTORS
Male Non-Nicotine (Premier, Preferred, & Standard)

	Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more
21	5.22	4.96	4.65	4.38	4.12	3.86	3.29	2.19	1.10	0.00
22	5.33	5.06	4.74	4.48	4.21	3.94	3.36	2.24	1.12	0.00
23	5.47	5.20	4.87	4.59	4.32	4.05	3.45	2.30	1.15	0.00
24	5.63	5.35	5.01	4.73	4.45	4.17	3.55	2.36	1.18	0.00
25	5.83	5.54	5.19	4.90	4.61	4.31	3.67	2.45	1.22	0.00
26	6.11	5.80	5.44	5.13	4.83	4.52	3.85	2.57	1.28	0.00
27	6.48	6.16	5.77	5.44	5.12	4.80	4.08	2.72	1.36	0.00
28	6.92	6.57	6.16	5.81	5.47	5.12	4.36	2.91	1.45	0.00
29	7.35	6.98	6.54	6.17	5.81	5.44	4.63	3.09	1.54	0.00
30	7.78	7.39	6.92	6.54	6.15	5.76	4.90	3.27	1.63	0.00
31	8.22	7.81	7.32	6.90	6.49	6.08	5.18	3.45	1.73	0.00
32	8.67	8.24	7.72	7.28	6.85	6.42	5.46	3.64	1.82	0.00
33	9.13	8.67	8.13	7.67	7.21	6.76	5.75	3.83	1.92	0.00
34	9.59	9.11	8.54	8.06	7.58	7.10	6.04	4.03	2.01	0.00
35	10.06	9.56	8.95	8.45	7.95	7.44	6.34	4.23	2.11	0.00
36	10.63	10.10	9.46	8.93	8.40	7.87	6.70	4.46	2.23	0.00
37	11.28	10.72	10.04	9.48	8.91	8.35	7.11	4.74	2.37	0.00
38	11.94	11.34	10.63	10.03	9.43	8.84	7.52	5.01	2.51	0.00
39	12.60	11.97	11.21	10.58	9.95	9.32	7.94	5.29	2.65	0.00
40	13.25	12.59	11.79	11.13	10.47	9.81	8.35	5.57	2.78	0.00
41	13.85	13.16	12.33	11.63	10.94	10.25	8.73	5.82	2.91	0.00
42	14.43	13.71	12.84	12.12	11.40	10.68	9.09	6.06	3.03	0.00
43	15.09	14.34	13.43	12.68	11.92	11.17	9.51	6.34	3.17	0.00
44	15.74	14.95	14.01	13.22	12.43	11.65	9.92	6.61	3.31	0.00
45	16.26	15.45	14.47	13.66	12.85	12.03	10.24	6.83	3.41	0.00
46	16.76	15.92	14.92	14.08	13.24	12.40	10.56	7.04	3.52	0.00
47	17.48	16.61	15.56	14.68	13.81	12.94	11.01	7.34	3.67	0.00
48	18.37	17.45	16.35	15.43	14.51	13.59	11.57	7.72	3.86	0.00
49	19.41	18.44	17.27	16.30	15.33	14.36	12.23	8.15	4.08	0.00
50	20.60	19.57	18.33	17.30	16.27	15.24	12.98	8.65	4.33	0.00
51	21.81	20.72	19.41	18.32	17.23	16.14	13.74	9.16	4.58	0.00
52	22.91	21.76	20.39	19.24	18.10	16.95	14.43	9.62	4.81	0.00
53	24.04	22.84	21.40	20.19	18.99	17.79	15.15	10.10	5.05	0.00
54	25.27	24.01	22.49	21.23	19.96	18.70	15.92	10.61	5.31	0.00
55	26.43	25.11	23.52	22.20	20.88	19.56	16.65	11.10	5.55	0.00
56	27.53	26.15	24.50	23.13	21.75	20.37	17.34	11.56	5.78	0.00
57	28.84	27.40	25.67	24.23	22.78	21.34	18.17	12.11	6.06	0.00
58	30.45	28.93	27.10	25.58	24.06	22.53	19.18	12.79	6.39	0.00
59	32.22	30.61	28.68	27.06	25.45	23.84	20.30	13.53	6.77	0.00
60	33.90	32.21	30.17	28.48	26.78	25.09	21.36	14.24	7.12	0.00
61	35.40	33.63	31.51	29.74	27.97	26.20	22.30	14.87	7.43	0.00
62	36.90	35.06	32.84	31.00	29.15	27.31	23.25	15.50	7.75	0.00
63	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00
64	39.90	37.91	35.51	33.52	31.52	29.53	25.14	16.76	8.38	0.00
65	41.40	39.33	36.85	34.78	32.71	30.64	26.08	17.39	8.69	0.00
66	42.90	40.76	38.18	36.04	33.89	31.75	27.03	18.02	9.01	0.00
67	44.40	42.18	39.52	37.30	35.08	32.86	27.97	18.65	9.32	0.00
68	44.40	42.18	39.51	37.29	35.07	32.85	27.97	18.64	9.32	0.00
69	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00
70	43.30	41.13	38.53	36.37	34.20	32.04	27.27	18.18	9.09	0.00
71	42.50	40.37	37.82	35.70	33.57	31.45	26.77	17.85	8.92	0.00
72	41.60	39.52	37.02	34.94	32.86	30.78	26.20	17.47	8.73	0.00
73	40.70	38.66	36.22	34.18	32.15	30.11	25.64	17.09	8.54	0.00
74	39.90	37.90	35.51	33.51	31.52	29.52	25.13	16.75	8.37	0.00
75	39.00	37.05	34.71	32.76	30.81	28.86	24.57	16.38	8.19	0.00
76	38.60	36.67	34.35	32.42	30.49	28.56	24.31	16.21	8.10	0.00
77	38.10	36.19	33.90	32.00	30.09	28.19	24.00	16.00	8.00	0.00
78	37.60	35.72	33.46	31.58	29.70	27.82	23.68	15.79	7.89	0.00
79	37.20	35.34	33.10	31.24	29.38	27.52	23.43	15.62	7.81	0.00
80	36.70	34.86	32.66	30.82	28.99	27.15	23.12	15.41	7.70	0.00

TABLE OF SURRENDER CHARGE FACTORS
Male Nicotine (Ages 0-20 are juvenile issues.)

	Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more
0	3.27	3.11	2.91	2.75	2.58	2.42	2.06	1.37	0.69	0.00
1	3.30	3.14	2.94	2.77	2.61	2.44	2.08	1.39	0.69	0.00
2	3.36	3.19	2.99	2.82	2.65	2.49	2.12	1.41	0.71	0.00
3	3.44	3.27	3.06	2.89	2.72	2.55	2.17	1.44	0.72	0.00
4	3.51	3.33	3.12	2.95	2.77	2.60	2.21	1.47	0.74	0.00
5	3.60	3.42	3.20	3.02	2.84	2.66	2.27	1.51	0.76	0.00
6	3.68	3.50	3.28	3.09	2.91	2.72	2.32	1.55	0.77	0.00
7	3.78	3.59	3.36	3.18	2.99	2.80	2.38	1.59	0.79	0.00
8	3.88	3.69	3.45	3.26	3.07	2.87	2.44	1.63	0.81	0.00
9	3.98	3.78	3.54	3.34	3.14	2.95	2.51	1.67	0.84	0.00
10	4.09	3.89	3.64	3.44	3.23	3.03	2.58	1.72	0.86	0.00
11	4.17	3.96	3.71	3.50	3.29	3.09	2.63	1.75	0.88	0.00
12	4.26	4.05	3.79	3.58	3.37	3.15	2.68	1.79	0.89	0.00
13	4.34	4.12	3.86	3.65	3.43	3.21	2.73	1.82	0.91	0.00
14	4.43	4.21	3.94	3.72	3.50	3.28	2.79	1.86	0.93	0.00
15	4.52	4.29	4.02	3.80	3.57	3.34	2.85	1.90	0.95	0.00
16	4.63	4.40	4.12	3.89	3.66	3.43	2.92	1.94	0.97	0.00
17	4.75	4.51	4.23	3.99	3.75	3.52	2.99	2.00	1.00	0.00
18	4.87	4.63	4.33	4.09	3.85	3.60	3.07	2.05	1.02	0.00
19	5.00	4.75	4.45	4.20	3.95	3.70	3.15	2.10	1.05	0.00
20	5.13	4.87	4.57	4.31	4.05	3.80	3.23	2.15	1.08	0.00
21	7.23	6.87	6.43	6.07	5.71	5.35	4.55	3.04	1.52	0.00
22	7.46	7.09	6.64	6.27	5.89	5.52	4.70	3.13	1.57	0.00
23	7.67	7.29	6.83	6.44	6.06	5.68	4.83	3.22	1.61	0.00
24	7.87	7.48	7.00	6.61	6.22	5.82	4.96	3.31	1.65	0.00
25	8.10	7.70	7.21	6.80	6.40	5.99	5.10	3.40	1.70	0.00
26	8.39	7.97	7.47	7.05	6.63	6.21	5.29	3.52	1.76	0.00
27	8.77	8.33	7.81	7.37	6.93	6.49	5.53	3.68	1.84	0.00
28	9.20	8.74	8.19	7.73	7.27	6.81	5.80	3.86	1.93	0.00
29	9.61	9.13	8.55	8.07	7.59	7.11	6.05	4.04	2.02	0.00
30	10.01	9.51	8.91	8.41	7.91	7.41	6.31	4.20	2.10	0.00
31	10.42	9.90	9.27	8.75	8.23	7.71	6.56	4.38	2.19	0.00
32	10.85	10.31	9.66	9.11	8.57	8.03	6.84	4.56	2.28	0.00
33	11.31	10.74	10.07	9.50	8.93	8.37	7.13	4.75	2.38	0.00
34	11.80	11.21	10.50	9.91	9.32	8.73	7.43	4.96	2.48	0.00
35	12.32	11.70	10.96	10.35	9.73	9.12	7.76	5.17	2.59	0.00
36	12.86	12.22	11.45	10.80	10.16	9.52	8.10	5.40	2.70	0.00
37	13.44	12.77	11.96	11.29	10.62	9.95	8.47	5.64	2.82	0.00
38	14.05	13.35	12.50	11.80	11.10	10.40	8.85	5.90	2.95	0.00
39	14.70	13.97	13.08	12.35	11.61	10.88	9.26	6.17	3.09	0.00
40	15.43	14.66	13.73	12.96	12.19	11.42	9.72	6.48	3.24	0.00
41	16.22	15.41	14.44	13.62	12.81	12.00	10.22	6.81	3.41	0.00
42	17.02	16.17	15.15	14.30	13.45	12.59	10.72	7.15	3.57	0.00
43	17.83	16.94	15.87	14.98	14.09	13.19	11.23	7.49	3.74	0.00
44	18.67	17.74	16.62	15.68	14.75	13.82	11.76	7.84	3.92	0.00
45	19.55	18.57	17.40	16.42	15.44	14.47	12.32	8.21	4.11	0.00
46	20.47	19.45	18.22	17.19	16.17	15.15	12.90	8.60	4.30	0.00
47	21.43	20.36	19.07	18.00	16.93	15.86	13.50	9.00	4.50	0.00
48	22.46	21.34	19.99	18.87	17.74	16.62	14.15	9.43	4.72	0.00
49	23.59	22.41	21.00	19.82	18.64	17.46	14.86	9.91	4.95	0.00
50	24.75	23.51	22.03	20.79	19.55	18.32	15.59	10.40	5.20	0.00
51	25.86	24.57	23.02	21.72	20.43	19.14	16.29	10.86	5.43	0.00
52	26.95	25.60	23.99	22.64	21.29	19.94	16.98	11.32	5.66	0.00
53	28.18	26.77	25.08	23.67	22.26	20.85	17.75	11.84	5.92	0.00
54	29.61	28.13	26.35	24.87	23.39	21.91	18.65	12.44	6.22	0.00
55	31.03	29.48	27.62	26.07	24.51	22.96	19.55	13.03	6.52	0.00
56	32.43	30.81	28.86	27.24	25.62	24.00	20.43	13.62	6.81	0.00
57	34.24	32.53	30.47	28.76	27.05	25.34	21.57	14.38	7.19	0.00
58	36.45	34.63	32.44	30.62	28.80	26.97	22.96	15.31	7.65	0.00
59	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00
60	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00
61	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00
62	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00

TABLE OF SURRENDER CHARGE FACTORS
Male Nicotine (Ages 0-20 are juvenile issues.)

	Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more
63	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00
64	39.90	37.91	35.51	33.52	31.52	29.53	25.14	16.76	8.38	0.00
65	41.40	39.33	36.85	34.78	32.71	30.64	26.08	17.39	8.69	0.00
66	42.90	40.76	38.18	36.04	33.89	31.75	27.03	18.02	9.01	0.00
67	44.40	42.18	39.52	37.30	35.08	32.86	27.97	18.65	9.32	0.00
68	44.40	42.18	39.51	37.29	35.07	32.85	27.97	18.64	9.32	0.00
69	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00
70	43.30	41.13	38.53	36.37	34.20	32.04	27.27	18.18	9.09	0.00
71	42.50	40.37	37.82	35.70	33.57	31.45	26.77	17.85	8.92	0.00
72	41.60	39.52	37.02	34.94	32.86	30.78	26.20	17.47	8.73	0.00
73	40.70	38.66	36.22	34.18	32.15	30.11	25.64	17.09	8.54	0.00
74	39.90	37.90	35.51	33.51	31.52	29.52	25.13	16.75	8.37	0.00
75	39.00	37.05	34.71	32.76	30.81	28.86	24.57	16.38	8.19	0.00
76	38.60	36.67	34.35	32.42	30.49	28.56	24.31	16.21	8.10	0.00
77	38.10	36.19	33.90	32.00	30.09	28.19	24.00	16.00	8.00	0.00
78	37.60	35.72	33.46	31.58	29.70	27.82	23.68	15.79	7.89	0.00
79	37.20	35.34	33.10	31.24	29.38	27.52	23.43	15.62	7.81	0.00
80	36.70	34.86	32.66	30.82	28.99	27.15	23.12	15.41	7.70	0.00
TABLE OF SURRENDER CHARGE FACTORS
Female Non-Nicotine (Premier, Preferred, & Standard)

	Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more
21	4.65	4.42	4.14	3.91	3.67	3.44	2.93	1.95	0.98	0.00
22	4.75	4.51	4.23	3.99	3.75	3.52	2.99	2.00	1.00	0.00
23	4.84	4.60	4.31	4.07	3.82	3.58	3.05	2.03	1.02	0.00
24	4.94	4.69	4.40	4.15	3.90	3.66	3.11	2.07	1.04	0.00
25	5.03	4.78	4.48	4.23	3.97	3.72	3.17	2.11	1.06	0.00
26	5.25	4.99	4.67	4.41	4.15	3.89	3.31	2.21	1.10	0.00
27	5.48	5.21	4.88	4.60	4.33	4.06	3.45	2.30	1.15	0.00
28	5.72	5.43	5.09	4.80	4.52	4.23	3.60	2.40	1.20	0.00
29	5.98	5.68	5.32	5.02	4.72	4.43	3.77	2.51	1.26	0.00
30	6.26	5.95	5.57	5.26	4.95	4.63	3.94	2.63	1.31	0.00
31	6.59	6.26	5.87	5.54	5.21	4.88	4.15	2.77	1.38	0.00
32	6.96	6.61	6.19	5.85	5.50	5.15	4.38	2.92	1.46	0.00
33	7.37	7.00	6.56	6.19	5.82	5.45	4.64	3.10	1.55	0.00
34	7.79	7.40	6.93	6.54	6.15	5.76	4.91	3.27	1.64	0.00
35	8.20	7.79	7.30	6.89	6.48	6.07	5.17	3.44	1.72	0.00
36	8.62	8.19	7.67	7.24	6.81	6.38	5.43	3.62	1.81	0.00
37	9.08	8.63	8.08	7.63	7.17	6.72	5.72	3.81	1.91	0.00
38	9.63	9.15	8.57	8.09	7.61	7.13	6.07	4.04	2.02	0.00
39	10.20	9.69	9.08	8.57	8.06	7.55	6.43	4.28	2.14	0.00
40	10.70	10.17	9.52	8.99	8.45	7.92	6.74	4.49	2.25	0.00
41	11.11	10.55	9.89	9.33	8.78	8.22	7.00	4.67	2.33	0.00
42	11.53	10.95	10.26	9.69	9.11	8.53	7.26	4.84	2.42	0.00
43	11.96	11.36	10.64	10.05	9.45	8.85	7.53	5.02	2.51	0.00
44	12.35	11.73	10.99	10.37	9.76	9.14	7.78	5.19	2.59	0.00
45	12.83	12.19	11.42	10.78	10.14	9.49	8.08	5.39	2.69	0.00
46	13.43	12.76	11.95	11.28	10.61	9.94	8.46	5.64	2.82	0.00
47	14.08	13.38	12.53	11.83	11.12	10.42	8.87	5.91	2.96	0.00
48	14.75	14.01	13.13	12.39	11.65	10.92	9.29	6.20	3.10	0.00
49	15.47	14.70	13.77	12.99	12.22	11.45	9.75	6.50	3.25	0.00
50	16.23	15.42	14.44	13.63	12.82	12.01	10.22	6.82	3.41	0.00
51	17.16	16.30	15.27	14.41	13.56	12.70	10.81	7.21	3.60	0.00
52	17.94	17.04	15.97	15.07	14.17	13.28	11.30	7.53	3.77	0.00
53	18.72	17.78	16.66	15.72	14.79	13.85	11.79	7.86	3.93	0.00
54	19.58	18.60	17.43	16.45	15.47	14.49	12.34	8.22	4.11	0.00
55	20.53	19.50	18.27	17.25	16.22	15.19	12.93	8.62	4.31	0.00
56	21.75	20.66	19.36	18.27	17.18	16.10	13.70	9.14	4.57	0.00
57	23.05	21.90	20.51	19.36	18.21	17.06	14.52	9.68	4.84	0.00
58	24.44	23.22	21.75	20.53	19.31	18.09	15.40	10.26	5.13	0.00
59	25.92	24.62	23.07	21.77	20.48	19.18	16.33	10.89	5.44	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Non-Nicotine (Premier, Preferred, & Standard)

	Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more
60	27.40	26.03	24.39	23.02	21.65	20.28	17.26	11.51	5.75	0.00
61	28.90	27.46	25.72	24.28	22.83	21.39	18.21	12.14	6.07	0.00
62	30.40	28.88	27.06	25.54	24.02	22.50	19.15	12.77	6.38	0.00
63	31.90	30.31	28.39	26.80	25.20	23.61	20.10	13.40	6.70	0.00
65	34.90	33.16	31.06	29.32	27.57	25.83	21.99	14.66	7.33	0.00
66	36.40	34.58	32.40	30.58	28.76	26.94	22.93	15.29	7.64	0.00
67	37.90	36.01	33.73	31.84	29.94	28.05	23.88	15.92	7.96	0.00
68	39.40	37.43	35.06	33.09	31.12	29.15	24.82	16.54	8.27	0.00
69	40.90	38.85	36.40	34.35	32.31	30.26	25.76	17.17	8.58	0.00
70	42.40	40.28	37.73	35.61	33.49	31.37	26.71	17.80	8.90	0.00
71	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00
72	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00
73	43.10	40.94	38.35	36.20	34.04	31.89	27.15	18.10	9.05	0.00
74	42.20	40.09	37.55	35.44	33.33	31.22	26.58	17.72	8.86	0.00
75	41.40	39.33	36.84	34.77	32.70	30.63	26.08	17.38	8.69	0.00
76	41.00	38.95	36.49	34.44	32.39	30.34	25.83	17.22	8.61	0.00
77	40.60	38.57	36.13	34.10	32.07	30.04	25.57	17.05	8.52	0.00
78	40.20	38.19	35.77	33.76	31.75	29.74	25.32	16.88	8.44	0.00
79	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.29	8.14	0.00
80	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.29	8.14	0.00
TABLE OF SURRENDER CHARGE FACTORS
Female Nicotine (Ages 0-20 are juvenile issues.)

	Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more
0	3.00	2.85	2.67	2.52	2.37	2.22	1.89	1.26	0.63	0.00
1	3.03	2.88	2.70	2.55	2.39	2.24	1.91	1.27	0.64	0.00
2	3.08	2.93	2.74	2.59	2.43	2.28	1.94	1.29	0.65	0.00
3	3.15	2.99	2.80	2.65	2.49	2.33	1.98	1.32	0.66	0.00
4	3.22	3.06	2.87	2.70	2.54	2.38	2.03	1.35	0.68	0.00
5	3.29	3.13	2.93	2.76	2.60	2.43	2.07	1.38	0.69	0.00
6	3.36	3.19	2.99	2.82	2.65	2.49	2.12	1.41	0.71	0.00
7	3.45	3.28	3.07	2.90	2.73	2.55	2.17	1.45	0.72	0.00
8	3.53	3.35	3.14	2.97	2.79	2.61	2.22	1.48	0.74	0.00
9	3.62	3.44	3.22	3.04	2.86	2.68	2.28	1.52	0.76	0.00
10	3.72	3.53	3.31	3.12	2.94	2.75	2.34	1.56	0.78	0.00
11	3.79	3.60	3.37	3.18	2.99	2.80	2.39	1.59	0.80	0.00
12	3.86	3.67	3.44	3.24	3.05	2.86	2.43	1.62	0.81	0.00
13	3.94	3.74	3.51	3.31	3.11	2.92	2.48	1.65	0.83	0.00
14	4.02	3.82	3.58	3.38	3.18	2.97	2.53	1.69	0.84	0.00
15	4.10	3.90	3.65	3.44	3.24	3.03	2.58	1.72	0.86	0.00
16	4.19	3.98	3.73	3.52	3.31	3.10	2.64	1.76	0.88	0.00
17	4.28	4.07	3.81	3.60	3.38	3.17	2.70	1.80	0.90	0.00
18	4.38	4.16	3.90	3.68	3.46	3.24	2.76	1.84	0.92	0.00
19	4.47	4.25	3.98	3.75	3.53	3.31	2.82	1.88	0.94	0.00
20	4.57	4.34	4.07	3.84	3.61	3.38	2.88	1.92	0.96	0.00
21	5.09	4.84	4.53	4.28	4.02	3.77	3.21	2.14	1.07	0.00
22	5.18	4.92	4.61	4.35	4.09	3.83	3.26	2.18	1.09	0.00
23	5.28	5.02	4.70	4.44	4.17	3.91	3.33	2.22	1.11	0.00
24	5.35	5.08	4.76	4.49	4.23	3.96	3.37	2.25	1.12	0.00
25	5.45	5.18	4.85	4.58	4.31	4.03	3.43	2.29	1.14	0.00
26	5.65	5.37	5.03	4.75	4.46	4.18	3.56	2.37	1.19	0.00
27	5.95	5.65	5.30	5.00	4.70	4.40	3.75	2.50	1.25	0.00
28	6.29	5.98	5.60	5.28	4.97	4.65	3.96	2.64	1.32	0.00
29	6.59	6.26	5.87	5.54	5.21	4.88	4.15	2.77	1.38	0.00
30	6.87	6.53	6.11	5.77	5.43	5.08	4.33	2.89	1.44	0.00
31	7.18	6.82	6.39	6.03	5.67	5.31	4.52	3.02	1.51	0.00
32	7.57	7.19	6.74	6.36	5.98	5.60	4.77	3.18	1.59	0.00
33	8.02	7.62	7.14	6.74	6.34	5.93	5.05	3.37	1.68	0.00
34	8.44	8.02	7.51	7.09	6.67	6.25	5.32	3.54	1.77	0.00
35	8.83	8.39	7.86	7.42	6.98	6.53	5.56	3.71	1.85	0.00
36	9.21	8.75	8.20	7.74	7.28	6.82	5.80	3.87	1.93	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Nicotine (Ages 0-20 are juvenile issues.)

	Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more
37	9.62	9.14	8.56	8.08	7.60	7.12	6.06	4.04	2.02	0.00
38	10.05	9.55	8.94	8.44	7.94	7.44	6.33	4.22	2.11	0.00
39	10.48	9.96	9.33	8.80	8.28	7.76	6.60	4.40	2.20	0.00
40	10.92	10.37	9.72	9.17	8.63	8.08	6.88	4.59	2.29	0.00
41	11.37	10.80	10.12	9.55	8.98	8.41	7.16	4.78	2.39	0.00
42	11.83	11.24	10.53	9.94	9.35	8.75	7.45	4.97	2.48	0.00
43	12.30	11.69	10.95	10.33	9.72	9.10	7.75	5.17	2.58	0.00
44	12.75	12.11	11.35	10.71	10.07	9.44	8.03	5.36	2.68	0.00
45	13.13	12.47	11.69	11.03	10.37	9.72	8.27	5.51	2.76	0.00
46	13.43	12.76	11.95	11.28	10.61	9.94	8.46	5.64	2.82	0.00
47	14.08	13.38	12.53	11.83	11.12	10.42	8.87	5.91	2.96	0.00
48	14.75	14.01	13.13	12.39	11.65	10.92	9.29	6.20	3.10	0.00
49	15.47	14.70	13.77	12.99	12.22	11.45	9.75	6.50	3.25	0.00
50	16.23	15.42	14.44	13.63	12.82	12.01	10.22	6.82	3.41	0.00
51	17.16	16.30	15.27	14.41	13.56	12.70	10.81	7.21	3.60	0.00
52	17.94	17.04	15.97	15.07	14.17	13.28	11.30	7.53	3.77	0.00
53	18.72	17.78	16.66	15.72	14.79	13.85	11.79	7.86	3.93	0.00
54	19.58	18.60	17.43	16.45	15.47	14.49	12.34	8.22	4.11	0.00
55	20.53	19.50	18.27	17.25	16.22	15.19	12.93	8.62	4.31	0.00
56	21.75	20.66	19.36	18.27	17.18	16.10	13.70	9.14	4.57	0.00
57	23.05	21.90	20.51	19.36	18.21	17.06	14.52	9.68	4.84	0.00
58	24.44	23.22	21.75	20.53	19.31	18.09	15.40	10.26	5.13	0.00
59	26.21	24.90	23.33	22.02	20.71	19.40	16.51	11.01	5.50	0.00
60	27.40	26.03	24.39	23.02	21.65	20.28	17.26	11.51	5.75	0.00
61	28.90	27.46	25.72	24.28	22.83	21.39	18.21	12.14	6.07	0.00
62	30.40	28.88	27.06	25.54	24.02	22.50	19.15	12.77	6.38	0.00
63	31.90	30.31	28.39	26.80	25.20	23.61	20.10	13.40	6.70	0.00
64	33.40	31.73	29.73	28.06	26.39	24.72	21.04	14.03	7.01	0.00
65	34.90	33.16	31.06	29.32	27.57	25.83	21.99	14.66	7.33	0.00
66	36.40	34.58	32.40	30.58	28.76	26.94	22.93	15.29	7.64	0.00
67	37.90	36.01	33.73	31.84	29.94	28.05	23.88	15.92	7.96	0.00
68	39.40	37.43	35.06	33.09	31.12	29.15	24.82	16.54	8.27	0.00
69	40.90	38.85	36.40	34.35	32.31	30.26	25.76	17.17	8.58	0.00
70	42.40	40.28	37.73	35.61	33.49	31.37	26.71	17.80	8.90	0.00
71	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00
72	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00
73	43.10	40.94	38.35	36.20	34.04	31.89	27.15	18.10	9.05	0.00
74	42.20	40.09	37.55	35.44	33.33	31.22	26.58	17.72	8.86	0.00
75	41.40	39.33	36.84	34.77	32.70	30.63	26.08	17.38	8.69	0.00
76	41.00	38.95	36.49	34.44	32.39	30.34	25.83	17.22	8.61	0.00
77	40.60	38.57	36.13	34.10	32.07	30.04	25.57	17.05	8.52	0.00
78	40.20	38.19	35.77	33.76	31.75	29.74	25.32	16.88	8.44	0.00
79	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.29	8.14	0.00
80	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.29	8.14	0.00

[outside back cover page]
     The Statement of Additional Information (“SAI”) dated September 2, 2008 contains additional information about the Policy and the variable account. The Table of Contents for the SAI appears near the end of this prospectus. The SAI has been filed with the SEC and is incorporated by reference into this prospectus.
     You can obtain the SAI (at no cost) by writing to the Service Center at the address shown on the front cover or by calling 1-877-376-8008.
     The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. More information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.
     Farmers Financial Solutions, LLC (“FFS”) serves as the principal underwriter and distributor of the Policies. You may obtain more information about FFS and its registered representatives at org or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Industry Regulatory Authority (“FINRA”), describing its Public Disclosure Program.

Statement of Additional Information
for the
Farmers EssentialLife® Variable Universal Life
Individual Flexible Premium Variable Life Insurance Policy
Issued Through
Farmers Variable Life Separate Account A
Offered by
Farmers New World Life Insurance Company
3003 — 77th Avenue, S.E.
Mercer Island, Washington 98040
Phone: (206) 232-8400
Service Center:
P.O. Box 724208
Atlanta, Georgia 31139
Phone: 1-877-376-8008 (toll free)
8:00 a.m. to 6:00 p.m. Eastern Time
     This Statement of Additional Information expands upon subjects discussed in the current Prospectus for Farmers EssentialLife Variable Universal Life, an individual flexible premium variable life insurance policy, offered by Farmers New World Life Insurance Company. You may obtain a copy of the Prospectus for the Policy dated September 2, 2008 by calling 1-877-376-8008 or by writing to our Service Center at P.O. Box 724208, Atlanta, Georgia 31139.
     This Statement incorporates terms used in the current Prospectus for each Policy.
This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectuses for your Policy and the portfolios.
     The date of this Statement of Additional Information is September 2, 2008.

Glossary
For your convenience, we are providing a glossary of the special terms we use in this prospectus.
accumulation unit
An accounting unit we use to calculate subaccount values. It measures the net investment results of each of the subaccounts.
attained age
The insured’s age on the issue date plus the number of Policy years completed since the issue date.
beneficiary
The natural person(s) or entity(ies) you select to receive the Death Benefit Amount Payable from this Policy.
Business Day
Each day that the NYSE is open for regular trading. Farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open for regular trading. When we use the term “Business Day” in this prospectus, it has the same meaning as the term “Valuation Day” found in the Policy.
Cash Surrender Value
The amount we will pay you if you fully surrender the Policy while it is in force. The Cash Surrender Value on the date you surrender is equal to: the Contract Value, minus any surrender charge, minus any monthly deductions due and unpaid, and minus any outstanding loan amount.
Company (we, us, our, Farmers, FNWL)
Farmers New World Life Insurance Company
Contract Value
The sum of the values you have in the subaccounts and the fixed account. If you have a loan outstanding, the Contract Value includes any amounts we hold in the loan account to secure the loan.
Death Benefit Amount Payable
The amount we will pay to the beneficiary when we receive proof of the insured’s death, equal to death benefit in effect as of the date of the insured’s death, minus any monthly deductions due and unpaid at the date of the insured’s death, minus any outstanding loan amount, plus the amounts to be paid under the terms of any riders you added to the Policy.
face amount
The dollar amount of insurance selected by the owner; used to determine the death benefit. The face amount on the issue date is set forth on the Policy specifications page. You may increase or decrease the face amount under certain conditions. Certain actions you take, such as changing the death benefit option or taking a partial surrender, may affect the amount of the face amount. The actual Death Benefit Amount Payable we pay under the Policy may be more or less than the face amount.
fixed account
An option to which you can direct your Contract Value under the Policy. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in our general account and are not part of, or dependent on, the investment performance of the variable account.
fixed account value
The portion of your Contract Value allocated to the fixed account.
funds
Investment companies that are registered with the SEC. This Policy allows you to invest in the portfolios of the funds that are listed on the front page of this prospectus.
general account
The account containing all of Farmers’ assets, other than those held in its separate accounts.
Home Office
The address of our Home Office is 3003 — 77th Avenue, S.E., Mercer Island, Washington 98040.
initial premium
The amount you must pay before insurance coverage begins under this Policy.
insured

2

The natural person whose life is insured by this Policy.
issue age
The insured’s age as of the last birthday on the issue date.
issue date
The date when life insurance coverage begins. We measure Policy months, Policy years, and Policy anniversaries from the issue date. On the issue date, we place your initial premium (minus the premium expense charge) in the fixed account. The first monthly deduction occurs on the issue date. The entire Contract Value remains allocated to the fixed account until the reallocation date.
loan account value
The portion of your Contract Value allocated to the loan account.
lapse
When life insurance coverage ends without value because you have not made a sufficient payment by the end of a 61-day grace period. On any monthly due date, the Policy enters a 61-day grace period unless: (i) the Cash Surrender Value is positive, after deducting the monthly deduction that is due; or (ii) the Contract Value exceeds the outstanding loan amount and your Policy passes the Grace Premium Test (which requires that a minimum premium amount be paid).
maturity date
The Policy anniversary when the insured reaches age 121 and life insurance coverage under this Policy ends. The maturity date is shown on the Policy specifications page.
monthly deduction
The amount we deduct from the Contract Value each month to pay for the insurance coverage. The monthly deduction includes the cost of insurance charge, the monthly administration charge, the risk charges of any attached riders, and any monthly underwriting and sales expense charge.
monthly due date
The day of each month when we determine the monthly deductions and deduct them from Contract Value. It is the same date each month as the issue date. If there is no Business Day that coincides with the issue date in the calendar month, the monthly due date is the next Business Day.
NYSE
The New York Stock Exchange
outstanding loan amount
The total amount of all outstanding Policy loans, including both principal and interest due, minus the total amount of all loan repayments. We deduct an amount equal to the outstanding loan amount from the subaccounts and the fixed account and place it in the loan account as collateral for the loans. The loan account is part of our general account. The outstanding loan amount, or loan account value, is defined as the “Policy Loan Balance” in the Policy.
portfolio
A separate investment portfolio of a fund. Each subaccount invests exclusively in one portfolio of a fund.
premium class
A classification that affects the cost of insurance rate and the premium required to insure an individual.
premiums
All payments you make under the Policy other than loan repayments. When we use the term “premium” in this prospectus, it generally has the same meaning as “Premium Payments” in the Policy, refers to planned or unplanned premium payments, and means a premium without a premium expense charge applied.
Premium Expense Charge
An amount deduced from each premium payment before the remainder of the premium payment is allocated to the subaccounts and/or fixed account based on your current allocation percentage for premium payments. Initial premiums are assessed the premium expense charge, and the remainder is allocated to the fixed account until the reallocation date.
reallocation date
The date we reallocate any premium (plus interest) held in the fixed account to the subaccounts and/or fixed account as you directed in your application. The reallocation date is the record date, plus the

3

number of days in your state’s right to examine period, plus 10 days.
record date
The date we record your Policy in our books as an in force policy.
right-to-examine period
The period when you may return the Policy and receive a refund. The length of the right-to-examine period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your right to examine period.
Service Center
The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. McCamish Systems, L.L.C. (registered and known as “McCamish Systems, LLC Insurance Administrators” in the State of California only) is the administrator of the Policy. You can call the Service Center office toll-free at 1-877-376-8008.
subaccount
A division of the variable account that invests exclusively in shares of one portfolio of a fund. The investment performance of each subaccount is linked directly to the investment performance of the portfolio in which it invests.
surrender
The termination of the Policy at the option of the owner.
surrender charge
The amount, based on the face amount, we charge you to fully surrender this Policy. The surrender charge is equal to (a) +(b), where (a) is the surrender charge for the face amount on the issue date; and (b) is the surrender charge for each increase in face amount. The surrender charge applies during the first nine Policy years and within nine years following any increase in the face amount.
Tax Code
The Internal Revenue Code of 1986, as amended.
variable account
Farmers Variable Life Separate Account A. It is a separate investment account that is divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.
written notice
The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.
you (your, owner)
The person entitled to exercise all rights as owner under the Policy.

4

General Provisions
The Policy
     The entire contract consists of the Policy, the signed application attached at issue, any attached amendments and supplements to the application, any attached reinstatement applications, any applications for changes, any revised Policy specifications page issued by us, any document we send you with instructions to attach it to your Policy, and any attached riders and endorsements. In the absence of fraud, we consider all statements in the application or in any amendments or supplements to application to be representations and not warranties. We will not use any statement to contest a claim unless that statement is in an attached application or in an amendment or supplement to the application attached to the Policy.
     Any change in the Policy or waiver of its provisions must be in writing and signed by one of our officers. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.
     Upon notice to you, we may modify the Policy to:
o	conform the Policy, our operations, or the variable account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject;

o	assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

o	reflect a change in the variable account’s operations.
     If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.
Our Right to Contest the Policy
     In issuing this Policy, we rely on all statements made by or for the insured in the application or in any amendments and supplements to the application. Therefore, if you make any material misrepresentation of a fact in the application (or in any amendments and supplements to the application), then we may contest the Policy’s validity, any increases in face amount, any reinstatement of the Policy, any attached rider, or may resist a claim under the Policy.
     In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured’s lifetime for two years from the issue date, or if reinstated, for two years during the insured’s lifetime from the effective date of reinstatement. In the absence of fraud, we will not contest any increase in face amount after the increase has been in force for two years during the insured’s lifetime. This limitation of our right to contest the validity of the Policy does not apply to any riders.
Suicide Exclusion
     If the insured commits suicide, while sane or insane, within two years of the issue date, the Policy will terminate and our liability (or Death Benefit Amount Payable) is limited to an amount equal to the premiums paid, less any outstanding loan amount (which includes any interest you owe), and less any partial surrender amounts (not including processing fees) previously paid. A new two-year suicide period will apply from the effective date of any reinstatement or change from Option B (level death benefit option) to Option A (variable death benefit option) and to each increase in face amount starting on the effective date of each increase. During this two-year period, the Death Benefit Amount Payable will be limited to the amount that would have been payable if the Policy change had not been made, plus any additional cost of insurance charges and monthly underwriting and sales expense charges that have been deducted from the Contract Value solely as a result of the Policy change.

5

Misstatement of Age or Gender
     If the insured’s age or gender was stated incorrectly in the application or any supplemental application, we will adjust the death benefit to the amount that would have been payable at the correct age and gender based on the most recent deduction for cost of insurance. If the insured’s age has been overstated or understated, we will calculate future monthly deductions using the cost of insurance based on the insured’s correct age and gender.
Addition, Deletion or Substitution of Investments
     We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a portfolio that are held in the variable account. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. We also reserve the right in our sole discretion to establish additional subaccounts, eliminate or combine one or more subaccounts, combine the variable account with one or more other separate accounts, or operate the variable account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the subaccounts and the variable account and to comply with applicable law.
Resolving Material Conflicts
     The portfolios currently sell shares to registered separate accounts of insurance companies other than us to support other variable annuity contracts and variable life insurance contracts. In addition, our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as an owner and the interests of persons owning other contracts investing in the same funds. There is also the possibility that a material conflict may arise between the interests of owners generally, or certain classes of owners, and participating qualified retirement plans or participants in such retirement plans.
     We currently do not foresee any disadvantages to you that would arise from the sale of portfolio shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies. In addition, the management of the portfolios will monitor the portfolios in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable.
     In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that the response of the portfolios to any such conflict does not sufficiently protect you, then we will take our own appropriate action, including withdrawing the variable account’s investment in such portfolios, as appropriate.

6

Additional Information
Changing Death Benefit Options
•	After the first Policy year, you may change death benefit options or change the face amount (but not both, unless done simultaneously) once each Policy year.

•	You must make your request in writing and sign the request.

•	We may require evidence of insurability. We can deny your request for reasons including but not limited to the following:
o	We do not wish to increase the death benefits due to the insured’s health, occupation, avocations, or any factor that we believe has a bearing on the insured’s risk of death.

o	We conclude the insured has an excessive amount of insurance coverage

o	We conclude the owner no longer has an insurable interest in the insured.
•	The effective date of the change will be the monthly due date following the date when we approve your request for a change.

•	The minimum premium will be recalculated.

•	We will send you a Policy endorsement with the change to attach to your Policy.

•	Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.
From Option A (variable death benefit) to Option B (level death benefit)
▪	We do not require evidence of insurability.

▪	The face amount will change. The new Option B face amount will equal the Option A face amount prior to the change plus the Contract Value on the effective date of the change.

▪	We will not impose an additional underwriting and sales expense charge on the portions of any increase in face amount due to a change in death benefit option.

▪	The minimum premium will increase.

▪	The change in option affects the determination of the death benefit since Contract Value is no longer added to the face amount. The death benefit will equal the new face amount (or, if higher, the Contract Value times the applicable death benefit percentage).
From Option B (level death benefit) to Option A (variable death benefit)
▪	You must provide satisfactory evidence of insurability.

▪	The face amount will change. The new Option A face amount will equal the Option B face amount prior to the change less the Contract Value on the effective date of the change, but the new face amount will not be less than the minimum face amount shown on your Policy specifications page.

▪	We will not impose any partial surrender charge solely as a result of this change in face amount.

▪	The minimum premium will decrease.

▪	The change in death benefit option affects the determination of the death benefit since Contract Value will be added to the new face amount, and the death benefit will then vary with the Contract Value.

▪	Any underwriting and sales expense charge on the Policy will not be reduced as a result of any decrease in the face amount.

7

Payment Options
     There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. Below is information concerning settlement options described in your Policy. None of these options vary with the investment performance of the variable account.
     Settlement Options. If you surrender the Policy, or if the Policy matures, you may elect to receive the Cash Surrender Value in either a lump sum or as a series of regular income payments under one of five fixed settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum Death Benefit Amount Payable proceeds to one of the same settlement options. The proceeds under any settlement option must be at least $2,500, and each payment must be at least $25, or we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.
     Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date, the maturity date or the insured’s date of death.
     Under any settlement option, the dollar amount of each payment will depend on three things:
•	the amount of the surrender or Death Benefit Amount Payable proceeds on the surrender date, maturity date or insured’s date of death;

•	the interest rate we credit on those amounts (we guarantee a minimum interest rate); and

•	the specific option(s) you choose. The amount you would receive may depend on your adjusted age and gender.
If you select Option 1, 2, 3, or 4, as described below, and the payee dies before we have paid all amounts available under the selected option, we will pay any remaining amount to the contingent payee, and if none, then to the estate of the payee.
Option 1 — Interest Accumulation:
•	Your proceeds will earn interest at a rate of not less than [2.5]% per year compounded annually.

•	We may not keep the funds under this option for longer than five years, unless the beneficiary is a minor, in which case we may hold the funds until the beneficiary attains the age of majority.
Option 2 — Interest Income:
•	You will receive income of at least $25 annually, $12.42 semi-annually, $6.19 quarterly, or $2.05 monthly for each $1,000 of proceeds.

•	Unless you direct otherwise, or the payee is a minor, the payee may withdraw the proceeds at any time.

•	After the first year, we may defer such withdrawal for up to six months.
Option 3 — Income — Period Certain:
•	We will pay installments for a specified period.

•	The amount of each installment per $1,000 of proceeds will not be less than the amounts shown in the table in your Policy.
Option 4 — Income — Amount Certain:
•	We will pay installments of a specified amount until the proceeds together with interest are paid in full.

•	We will credit interest at a rate of not less than [2.5]% compounded annually.

8

Option 5 — Income — Life:
•	We will pay installments for the payee’s lifetime.

•	We will make payments for at least a specified guaranteed number of installments.

•	The amount of each installment will depend on the adjusted age and gender of the payee at the time the first payment is due.

•	We determine the adjusted age by calculating the age at the payee’s nearest birthday on the date of the first payment and subtracting a number that depends on the year in which the first payment begins:

First Payment Date	Adjusted Age is Age Minus
Prior to 2011 2011 to 2020 2021 to 2030 2031 to 2040 After 2040	1 Year 2 Years 3 Years 4 Years 5 Years
     Tax Consequences. Even if the Death Benefit Amount Payable under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the Death Benefit Amount Payable after the insured’s death are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.
Dollar Cost Averaging
     Under the dollar cost averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the fixed account to one or more subaccounts. You may designate up to eight subaccounts to receive the transfers. The fixed dollar amount will purchase more accumulation units of a subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar cost averaging method of investment reduces the risk of making purchases only when the price of accumulation units is high. It does not assure a profit or protect against a loss in declining markets.
     You may cancel your participation in the program at any time.
     You may enroll in the dollar cost averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your issue date. Transfers under the dollar cost averaging program are not included when we determine the number of free transfers permitted each year. We must receive the form at least 5 Business Days before the transfer date, for your transfers to begin on that date. When you enroll in the dollar cost averaging program, your total Contract Value in the fixed account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the fixed account must be at least $100. If on any transfer date the amount remaining in the fixed account is less than the amount designated to be transferred, the entire balance will be transferred out of the fixed account and applied pro-rata to the selected subaccounts, and the dollar cost averaging request will expire.
     We may modify or revoke the dollar cost averaging program at any time. There is no charge for participating in the dollar cost averaging program. We do not assess transfer fees on dollar cost averaging transfers.
Automatic Asset Rebalancing Program
     If you select the Automatic Asset Rebalancing program (“AAR”), you can instruct us to automatically rebalance your money in the subaccounts each quarter to reflect your most recent instructions for allocating

9

premiums. (The Automatic Asset Rebalancing Program may not be used to transfer amounts into and out of the fixed account.) Investment performance will likely cause any allocation percentages you selected to shift. With AAR, we will automatically make transfers among the subaccounts on the first day of each calendar quarter to bring your Policy back in line with the percentages you most recently provided to us.
     For instance, assume you instructed us to put your initial premium into 5 subaccounts in equal proportions (20% in each) and you selected AAR on your application. Over the next few months, investment performance caused the percentage of your Contract Value in the 5 subaccounts to change so that the 5 subaccounts were 10%, 30%, 10%, 30% and 20% of your Contract Value. On the first day of the calendar quarter, we will transfer your money among the subaccounts so that 20% of your Contract Value is again in each of the 5 subaccounts.
     If you select an asset allocation model on your application and you select AAR, then on the first day of each calendar quarter, we will automatically transfer money among the subaccounts to match the percentages in the original asset allocation model you select. Unless you instruct us to update the asset allocation model, AAR will rebalance your money in the subaccounts to the original model that was in place on the issue date (or to the model in place on the date you most recently told us to update the model).
     Transfers under this program are not subject to the $100 minimum transfer limitation. There is no charge for using AAR and we do not charge a transfer fee for asset rebalancing. We do not include any money allocated to the fixed account in the rebalancing.
     You can start and stop AAR at any time, and you can change your instructions at any time by submitting a request to the Service Center. Your AAR instructions are effective on the Business Day we receive them at the Service Center. We do not assess transfer fees on AAR transfers, nor do we count them toward the twelve free transfers permitted each Policy year.
     We may suspend or modify AAR at any time.
Subaccount Unit Value
     The value (or price) of each subaccount will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at the figure shown on the variable account’s financial statements. The unit value may increase or decrease from one Business Day to the next.
     The unit value of any subaccount at the end of a Business Day is calculated as:
     A x B, where:
     “A” is the subaccount’s unit value for the end of the immediately preceding Business Day; and
     “B” is the net investment factor for the end of the most current Business Day.
     The net investment factor is an index we use to measure the investment performance of a subaccount from one Business Day to the next. Each subaccount has a net investment factor for each Business Day that may equal or be greater or less than one. Therefore, the value of a unit (and the value of a subaccount) may increase or decrease. We determine the net investment factor for any subaccount for any Business Day by the following formula:

“X” equals:	X	— Z
Y

10

1.	the net asset value per portfolio share held in the subaccount at the end of the current Business Day; plus

2.	the per share amount of any dividend or capital gain distribution on shares held in the subaccount during the current Business Day; minus

3.	the per share amount of any capital loss distribution on shares held in the subaccount during the current Business Day; minus

4.	the per share amount of any taxes or any amount set aside during the Business Day as a reserve for taxes.
“Y” equals the net asset value per portfolio share held in the subaccount as of the end of the preceding Business Day.
“Z” equals the daily equivalent of the annual mortality and expense risk charge for the Business Day times the number of days since the last Business Day. The mortality and expense risk charge is deducted from each subaccount on each Business Day.
Additional Information about Farmers and the Variable Account
     Farmers New World Life Insurance Company (“Farmers”), is the stock life insurance company issuing the Policy. Farmers is located at 3003 — 77th Avenue, S.E., Mercer Island, Washington 98040, and was incorporated under Washington law on February 21, 1910. Farmers established the variable account to support the investment options under this Policy and under other variable life insurance policies Farmers issues. Farmers’ general account supports the fixed account under the Policy.
     Farmers is a direct wholly-owned subsidiary of Farmers Group, Inc. (“FGI”). FGI is a stock holding and management company. The ultimate controlling parent of FGI is Zurich Financial Services, a publicly traded holding company listed on the Swiss Exchange, but not publicly traded in the U.S.
     Farmers markets a broad line of individual life insurance products, including universal life, term life and whole life insurance and annuity products (predominately flexible premium deferred annuities). Farmers currently is licensed to sell insurance in 49 states and the District of Columbia. Farmers is not licensed in New York.
     Farmers established the variable account as a separate investment account under Washington law on April 6, 1999. Farmers owns the assets in the variable account and is obligated to pay all benefits under the Policies. Farmers may use the variable account to support other variable life insurance policies Farmers issues. The variable account is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 and qualifies as a “separate account” within the meaning of the Federal securities laws.
     We hold the title to the assets of the variable account. The assets are kept physically segregated and held separate and apart from our general account assets and from the assets in any other separate account. We maintain records of all purchases and redemptions of portfolio shares held by each of the subaccounts. Additional protection for the assets of the variable account is provided by a blanket fidelity bond issued by Federal Insurance Company to Farmers Group, Inc., providing coverage of $30,000,000 in the aggregate and $15,000,000 per occurrence (subject to a $1,000,000 deductible) for all officers and employees of Farmers Group, Inc.
Third Party Administration Agreement
     We have entered into a Master Administration Agreement (the “Agreement”) with McCamish Systems, L.L.C. (registered and known as “McCamish Systems, LLC Insurance Administrators” in the State of California only) (“McCamish”), a limited liability company organized and existing under the laws of Georgia. McCamish has its principal business address at 6452 Powers Ferry Road, Third Floor, Atlanta, Georgia 30339. Under the Agreement, McCamish provides, at the Service Center, significant administrative services for the Policy and the

11

variable account, including the processing of all premium payments, loans, requests for transfers, partial surrenders, and full surrenders, and the calculation of accumulation unit values for each Policy and the variable account.
Distribution of the Policies
     We offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.
     Farmers Financial Solutions, LLC (“FFS”) serves as the principal underwriter for the Policies. FFS is a Nevada limited liability company and its home office is located at 30801 Agoura Road, Bldg. 1, Agoura Hills, California 91301-2054. FFS is affiliated with Farmers through Farmers’ parent that provides management-related services to the parent companies of FFS. FFS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates. FFS is a member of the FINRA (formerly known as the NASD, Inc.) and of the Securities Investor Protection Corporation. Currently, the Policies are sold through FFS’ sales representatives who are appointed as our insurance agents.
     We pay commissions to FFS for sales of the Policies by its sales representatives. We also pay commissions to FFS for sales of other variable life insurance policies supported by the variable account. Prior to the date that sales of the Policies began, FFS received sales commissions with respect to the other variable life insurance policies supported by the variable account in the following amounts during the periods indicated:

		Aggregate Amount of
	Aggregate Amount of	Commissions Retained by FFS as
Fiscal year	Commissions Paid to FFS*	Principal Underwriter
2005	$10,057,184	0
2006	$11,939,011	0
2007	$12,886,647	0

*	Includes sales commissions paid to FFS for other variable life insurance policies issued by Farmers.
     FFS passes through commissions it receives as principal underwriter and does not retain any portion of it in return for its services as principal underwriter for the Policies. As a selling firm for the other variable life insurance policies supported by the variable account, FFS retained approximately $1,704,978 in commissions in 2007.
     We pay for certain of FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives and managers. FFS’ sales representatives and their managers are also eligible for various cash benefits, such as production incentive bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we and our affiliates may provide jointly with FFS. During 2007, we paid FFS’s sales representatives and district managers $4,389,547.95 in bonus compensation for their sales of our other variable life insurance policies supported by the variable account.
     We may pay FFS additional cash amounts for: (1) exclusively offering the Policies; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for FFS’ sales representatives; and (4) other sales expenses incurred by them. We may make bonus payments to FFS based on aggregate sales or persistency standards.

12

Reports to Owners
     At least once each year, or more often as required by law, we will mail to owners at their last known address a report showing at least the following information as of the end of the report period:
→ the current face amount

→ the current Death Benefit Amount Payable

→ the Contract Value

→ the Cash Surrender Value

→ any loans since the last report

→ premiums paid since the last report

→ all deductions since the last report

→ any outstanding loan amount
     You may request additional copies of reports for a $5 fee. We will maintain all records relating to the variable account and the fixed account.
     Policy owners will also receive confirmations within 7 calendar days of each unscheduled financial transaction, such as premium payments, transfers, partial surrenders, loans, and full surrenders. Scheduled financial transactions may be confirmed using quarterly statements.
Records
     We and our agent, McCamish, maintain all records relating to the variable account and the fixed account.
Legal Matters
     Legal matters with respect to our organization, our authority to issue variable life insurance policies, and the validity of the Policies has been passed upon by Brian F Kreger, Vice President, Corporate Secretary, and General Counsel.
Experts
     The financial statements of Farmers New World Life Insurance Company as of December 31, 2007 and 2006 and for each of the three years ended December 31, 2007 (prepared in conformity with accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Washington as described in Note 1 of the financial statements); the financial statements of Farmers New World Life Insurance Company as of December 31, 2006 and 2005 and for each of the three years ended December 31, 2006 (prepared in conformity with accounting principles generally accepted in the United States of America as described in Note 2 of the financial statements); and the financial statements of Farmers Variable Life Separate Account A at December 31, 2007 and for each of the two periods ended December 31, 2007 included in this SAI have been so included in reliance on report of PricewaterhouseCoopers LLP, 1420 Fifth Avenue, Suite 1900, Seattle, Washington, 98101, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
Other Information
     We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

13

Financial Statements
     The audited statutory financial statements of Farmers New World Life Insurance Company as of December 31, 2007 and 2006 and for each of the three years ended December 31, 2007, prepared in accordance with accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Washington, which include the Report of Independent Auditors, are included in the SAI. Also included in the SAI are the audited financial statements of Farmers New World Life Insurance Company at December 31, 2006 and 2005 and for each of the three years ended December 31, 2006, prepared in conformity with accounting principles generally accepted in the United States of America, which include the Report of Independent Auditors. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies.
     The audited financial statements of Farmers Variable Life Separate Account A as of December 31, 2007 and for the two periods then ended, as well as the Report of the Independent Registered Public Accounting Firm, are included in the SAI.

14

Index to Financial Statements
Farmers New World Life Insurance Company
Report of Independent Auditors
Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2007 and 2006
Statutory Statements of Operations For the Years Ended December 31, 2007, 2006 and 2005
Statutory Statements of Changes in Capital and Surplus For the Years Ended December 31, 2007, 2006 and 2005
Statutory Statements of Cash Flows For the Years Ended December 31, 2007, 2006 and 2005

Notes to Financial Statements
Supplemental Schedule of Assets and Liabilities as of December 31, 2007 and For the Year Then Ended
Supplemental Summary Investment Schedule and Investment Risk Interrogatories as of December 31, 2007 and For the Year Then Ended
Farmers New World Life Insurance Company
Report of Independent Auditors
U.S. GAAP Balance Sheets as of December 31, 2006 and 2005
U.S. GAAP Statements of Income For the Years Ended December 31, 2006, 2005 and 2004
U.S. GAAP Statements of Comprehensive Income For the Years Ended December 31, 2006, 2005 and 2004
U.S. GAAP Statements of Stockholder’s Equity For the Years Ended December 31, 2006, 2005 and 2004
U.S. GAAP Statements of Cash Flows For the Years Ended December 31, 2006, 2005 and 2004
Notes to Financial Statements
Farmers Variable Life Separate Account A
Report of Independent Registered Public Accounting Firm
Statement of Assets and Liabilities at December 31, 2007
Statement of Operations For the Period Ended December 31, 2007
Statements of Changes in Net Assets For the Periods Ended December 31, 2007 and 2006
Notes to Financial Statements

F-1

[Do Not Delete This Page]

F-2

Farmers New World Life
Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Statutory Financial Statements and
Supplemental Schedules
December 31, 2007 and 2006

Farmers New World Life Insurance Company
(a wholly owned subsidiary of Farmers Group, Inc.)
Index
December 31, 2007 and 2006

1

Report of Independent Auditors
To the Board of Directors and Stockholder of
Farmers New World Life Insurance Company:
We have audited the accompanying statutory statements of admitted assets, liabilities and capital and surplus of Farmers New World Life Insurance Company (a wholly owned subsidiary of Farmers Group, Inc.) (the “Company”) as of December 31, 2007 and 2006, and the related statutory statements of operations, changes in capital and surplus, and cash flows for the years ended December 31, 2007, 2006 and 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Washington, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between such practices and accounting principles generally accepted in the United States of America are material; they are described in Note 1.
In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2007 and 2006, or the results of its operations or its cash flows for the years ended December 31, 2007, 2006 and 2005.
In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2007 and 2006, and the results of its operations and its cash flows for the years ended December 31, 2007, 2006 and 2005, on the basis of accounting described in Note 1.
Our audit was conducted for the purpose of forming an opinion on the basic statutory financial statements taken as a whole. The accompanying Supplemental Schedule of Assets and Liabilities, Summary Investment Schedule and Investment Risk Interrogatories (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2007 and for the year then ended are presented for purposes of additional analysis and are not a required part of the basic statutory financial statements. The effects on the supplemental schedules of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the supplemental schedules do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2007 and for the year then ended. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the basic statutory financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic statutory financial statements taken as a whole.
/s/ PricewaterhouseCoopers LLP
Seattle, Washington
April 18, 2008

2

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Statutory Statements of Admitted Assets, Liabilities and
Capital and Surplus
December 31, 2007 and 2006

(in thousands of dollars)	2007	2006
Admitted Assets
Bonds, at amortized cost (market value of $5,172,116 and $5,402,582)	$5,199,748	$5,409,593
Preferred stocks, at cost or amortized cost (market value of $22,687 and $25,131)	23,576	25,324
Common stocks, at market (cost of $45,000 and $0)	28,524	—
Mortgage loans on real estate, net of allowance for uncollectible loans	74	160
Investment real estate
Properties held for the generation of income, net	58,761	60,614
Contract loans	263,006	255,399
Other invested assets	271,261	97,899
Cash, cash equivalents and short-term investments	387,224	440,595

Total cash and invested assets	6,232,174	6,289,584
Accrued investment income	62,786	65,643
Deferred and uncollected premiums	127,401	131,423
Other assets	43,591	54,068
Current federal income tax recoverable and interest thereon	23	2,271
Net deferred tax asset (Note 13)	29,525	15,365
Electronic data processing equipment, net of depreciation	101	84
Separate accounts	491,909	407,952

Total admitted assets	$6,987,510	$6,966,390

Liabilities
Aggregate reserves for life and annuity policies	$4,887,461	$4,866,983
Aggregate reserves for accident and health policies	652	481
Contract claims	43,117	41,796
Liability for deposit-type contracts	442,306	443,793
Funds held under coinsurance	27,670	25,387
General expenses due and accrued	27,012	22,847
Taxes, licenses, and fees due and accrued	5,592	5,415
Unearned investment income	619	661
Amounts withheld or retained by the Company as agent or trustee	766	799
Amounts held for agents’ account	6,409	6,122
Remittances and items not allocated	10,590	35,733
Asset valuation reserve (Note 3)	50,442	28,806
Interest maintenance reserve (Note 3)	28,426	36,282
Securities lending collateral liability	262,427	337,018
Other liabilities	60,857	37,763
Separate accounts	491,909	407,952

Total liabilities	6,346,255	6,297,838

Capital and Surplus
Common capital stock ($1 par value, 25,000,000 shares authorized; 6,600,000 shares issued and outstanding at December 31, 2007 and 2006, respectively)	6,600	6,600
Gross paid-in and contributed surplus	3,199	3,199
Unassigned surplus	631,456	658,753

Total capital and surplus	641,255	668,552

Total liabilities and capital and surplus	$6,987,510	$6,966,390

The accompanying notes are an integral part of these statutory financial statements.

3

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Statutory Statements of Operations
Years Ended December 31, 2007, 2006 and 2005

(in thousands of dollars)	2007	2006	2005
Revenues
Premiums and annuity considerations	$647,297	$659,505	$653,524
Net investment income, excluding realized gains and losses	325,614	326,190	347,118
Amortization of interest maintenance reserve	5,232	6,771	9,155
Commissions and expense allowances on reinsurance ceded	109,596	77,241	65,902
Reserve adjustments on reinsurance ceded	(77,795)	(70,150)	(46,497)
Other	11,662	21,128	11,511

Total revenues	1,021,606	1,020,685	1,040,713

Benefits and expenses
Death and other benefits	223,837	196,900	189,814
Surrender benefits and other fund withdrawals	269,650	242,501	208,816
Interest on policy or contract funds	22,353	22,855	22,576
Increase in aggregate reserves	20,648	62,035	119,087
Commissions	97,469	93,863	89,891
General insurance expenses	171,636	150,611	133,906
Taxes, licenses, and fees	20,173	19,664	18,202
Increase in loading on deferred and uncollected premiums	455	1,657	3,021
Transfers to separate accounts	45,674	44,632	43,412
Aggregate write-ins for deductions	12,234	—	—

Total benefits and expenses	884,129	834,718	828,725

Net gain from operations before federal income taxes and realized capital gains	137,477	185,967	211,988

Federal income taxes	47,673	59,533	50,446

Net gain from operations before realized capital gains/(losses)	89,804	126,434	161,542

Net realized capital gains/(losses), less capital gains/(losses) taxes of $(3,881), $(6,615) and $3,976 and transfers to interest maintenance reserve of $(2,624), $(3,135) and $(1,521) at December 31, 2007, 2006 and 2005, respectively	8,141	15,765	13,745

Net income	$97,945	$142,199	$175,287

The accompanying notes are an integral part of these statutory financial statements.

4

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Statutory Statements of Changes in Capital and Surplus
Years Ended December 31, 2007, 2006 and 2005

		Gross
	Common	Paid-In and		Total
	Capital	Contributed	Unassigned	Capital and
(in thousands of dollars)	Stock	Surplus	Surplus	Surplus
Balances at December 31, 2004	$6,600	$3,199	$1,084,782	$1,094,581
Net income	—	—	175,287	175,287
Change in net unrealized capital losses	—	—	(4,914)	(4,914)
Change in net deferred taxes	—	—	(4,968)	(4,968)
Change in nonadmitted assets	—	—	(23,312)	(23,312)
Change in asset valuation reserve	—	—	4,085	4,085
Change in surplus as a result of reinsurance	—	—	(6,863)	(6,863)
Dividend to stockholder	—	—	(610,500)	(610,500)
Aggregate write-ins for gains and losses in surplus	—	—	837	837

Balances at December 31, 2005	6,600	3,199	614,434	624,233

Net income	—	—	142,199	142,199
Change in net unrealized capital losses	—	—	(2,251)	(2,251)
Change in net deferred taxes	—	—	(15,412)	(15,412)
Change in nonadmitted assets	—	—	32,133	32,133
Change in asset valuation reserve	—	—	(5,730)	(5,730)
Change in surplus as a result of reinsurance	—	—	(6,620)	(6,620)
Dividend to stockholder	—	—	(100,000)	(100,000)

Balances at December 31, 2006	6,600	3,199	658,753	668,552

Net income	—	—	97,945	97,945
Change in net unrealized capital losses	—	—	6,234	6,234
Change in net deferred taxes	—	—	1,285	1,285
Change in nonadmitted assets	—	—	18,357	18,357
Change in asset valuation reserve	—	—	(21,636)	(21,636)
Change in surplus as a result of reinsurance	—	—	(4,482)	(4,482)
Dividend to stockholder	—	—	(125,000)	(125,000)

Balances at December 31, 2007	$6,600	$3,199	$631,456	$641,255

The accompanying notes are an integral part of these statutory financial statements.

5

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Statutory Statements of Cash Flows
Years Ended December 31, 2007, 2006 and 2005

(in thousands of dollars)	2007	2006	2005
Cash from operations
Premiums collected net of reinsurance	$651,305	$659,841	$651,742
Net investment income	341,185	350,518	382,021
Miscellaneous income	121,258	98,369	77,412

Cash provided by operating activity	1,113,748	1,108,728	1,111,175

Benefits and loss related payments	599,755	521,714	473,691
Net transfers to separate accounts	49,715	50,205	48,765
Commissions, expenses paid and write-ins	290,826	270,716	232,566
Federal and foreign income taxes paid	41,544	56,419	55,164

Cash used in operating activities	981,840	899,054	810,186

Net cash from operations	131,908	209,674	300,989

Cash from investments
Bonds	1,070,566	1,122,070	1,389,830
Common and preferred stocks	15,777	39,584	63,224
Mortgage loans	86	266	838
Real estate	—	—	59,704
Other invested assets	8,360	7,037	490,532
Net gains on cash, cash equivalents and short-term investments	11,433	308	—
Miscellaneous proceeds	13,616	10,963	3,143

Cash provided by investing activities	1,119,838	1,180,228	2,007,271

Bonds	876,616	1,196,185	1,543,296
Common and preferred stocks	59,210	186	14,617
Real estate	611	1,389	11,449
Other invested assets	163,756	58,802	38,161
Miscellaneous applications	178	—	42,850

Cash paid for investing activities	1,100,371	1,256,562	1,650,373
Net increase (decrease) in contract loans and premium notes	7,607	(1,214)	1,308

Net cash from investments	11,860	(77,548)	358,206

Cash from financing and miscellaneous sources
Net (withdrawals) deposits on deposit-type contracts and other insurance liabilities	(1,915)	(13,405)	432
Dividend to stockholder	(125,000)	(100,000)	(610,500)
Other cash provided	(70,224)	35,992	204,938

Net cash paid for financing and miscellaneous sources	(197,139)	(77,413)	(405,130)

Net change in cash, cash equivalents and short-term investments	(53,371)	54,713	254,065
Cash, cash equivalents and short-term investments
Beginning of year	440,595	385,882	131,817

End of year	$387,224	$440,595	$385,882

The accompanying notes are an integral part of these statutory financial statements.

6

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Statutory Financial Statements
December 31, 2007 and 2006
1.	Summary of Significant Accounting Policies

The Company

The accompanying financial statements include the accounts of Farmers New World Life Insurance Company (the “Company”), a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Financial Services Group (“ZFS”). FGI has attorney-in-fact relationships with three inter-insurance exchanges: Farmers Insurance Exchange, Fire Insurance Exchange, and Truck Insurance Exchange (the “Exchanges” or the “P&C Group”).

In December 1988, BATUS Inc. (“BATUS”) a subsidiary of B.A.T. Industries p.l.c. (“B.A.T.”), acquired 100% ownership of FGI and its subsidiaries for approximately $5,212,619,000 in cash, including related expenses, through its wholly owned subsidiary, BATUS Financial Services. Immediately thereafter, BATUS Financial Services was merged into FGI.

In September 1998, the financial services businesses of B.A.T., which included the Company, were merged with Zurich Insurance Company (“ZIC”). The business of ZIC and the financial services businesses of B.A.T. were transferred to Zurich Group Holding (“ZGH”), formerly known as ZFS, a Swiss company with headquarters in Zurich, Switzerland.

Nature of Operations

The Company concentrates its sales activities in the individual life insurance and annuity markets. Principal lines of business include traditional whole life, universal life and variable universal life, as well as term life insurance products. Additionally, the Company offers flexible and single premium deferred annuities, single premium immediate annuities, and variable annuity products. In October 2007, the Company introduced a new universal life product, Farmers EssentialLife Universal Life.

The Company and the Exchanges operate using federally registered trade names, including Farmers Insurance Group of Companies, Farmers Insurance Group, Farmers, Farmers New World Life and Farmers Life. The Company and the Exchanges distribute their respective insurance products through a common network of direct writing agents and district managers. As of December 31, 2007, this network consisted of approximately 14,400 direct writing agents and approximately 510 district managers, each of whom is an independent contractor.

Each agent is required to first submit business to the insurers in the Farmers Insurance Group of Companies within the classes and lines of business written by such insurers.

The Company is currently licensed in 49 states and the District of Columbia.

Business Risks

The Company operates in a business environment that is subject to various risks and uncertainties, including but not limited to, mortality risk, interest rate risk and legal and regulatory changes. The Company is subject to various state and federal regulatory authorities. The potential exists for changes in regulatory initiatives that can result in additional, unanticipated expense to the Company. Existing federal laws and regulations affect the taxation of life insurance products and insurance companies. There can be no assurance as to what, if any, future legislation might be enacted, or if enacted, whether such legislation would include provisions with possible negative effects on the Company’s life, accident and health or annuity products.

7

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Statutory Financial Statements
December 31, 2007 and 2006
Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the Office of Insurance Commissioner of the State of Washington (“OIC”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Basis of Presentation

The financial statements have been prepared in conformity with accounting practices prescribed or permitted by the OIC.

The OIC recognizes only statutory accounting practices prescribed or permitted by the State of Washington for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the Washington Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual version effective January 1, 2001 (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Washington. The OIC has adopted certain prescribed accounting practices which differ from those found in NAIC SAP. Specifically, the requirement to nonadmit investments in foreign countries with certain sovereign debt ratings as stated in the Revised Code of Washington (“RCW’) 48.13.180. The NAIC SAP does not specifically address the accounting for these types of investments. The Commissioner of Insurance of the OIC has the right to permit other specific practices which deviate from prescribed practices.

A reconciliation of the Company’s capital and surplus between NAIC SAP and practices prescribed and permitted by the OIC is shown below as of December 31, 2007 and 2006. The nonadmission of foreign investments did not have an impact on net income.

	2007		2006
	State		State
	Prescribed		Prescribed
(in thousands of dollars)	Practice	NAIC SAP	Practice	NAIC SAP
Admission of foreign investments	$—	$5,062	$—	$5,071

Nonadmission of foreign investments	$5,062	$—	$5,071	$—

Statutory capital and surplus	$641,255	$646,317	$668,552	$673,623

The book value of admitted foreign investments as of December 31, 2007 and 2006 was approximately $441,784,000 and $390,954,000, respectively.
The Company had adopted a permitted practice which differs from those found in the RCW as of December 31, 2007; specifically, the requirement to nonadmit real property in excess of limitations as stated in the RCW 48.13.170. With explicit permission of the Commissioner of Insurance of the OIC, the Company held real estate as admitted assets beyond the stated limitations. The book value of the real estate as of December 31, 2007 and 2006 was approximately $3,592,000 and $3,673,000, respectively.

8

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Statutory Financial Statements
December 31, 2007 and 2006
Statutory accounting practices differ from accounting principles generally accepted in the United States of America (“GAAP”) in the following respects:
Investments
Investments in bonds are stated at amortized cost or at values required by the NAIC. Under GAAP, bonds are carried at fair market value or amortized cost based upon management’s intent as to whether bonds are available for sale or will be held until maturity.
Fair values of investments in bonds and preferred stocks are based on values specified by the NAIC, where available, rather than on actual market values or estimated fair values. Changes between cost and admitted asset investment amounts are credited and charged directly to unassigned surplus rather than net of amortization and tax, to a separate component of stockholder’s equity and other comprehensive income.
Asset Valuation Reserve
The asset valuation reserve (“AVR”) is determined by NAIC prescribed formulas, which establish a provision for the risk of asset defaults, and is reported as a liability with changes recorded directly to unassigned surplus. Under GAAP, no such liability is established.
Interest Maintenance Reserve
An interest maintenance reserve (“IMR”) is provided as required by the NAIC in order to defer certain realized investment gains and losses, net of tax, related to interest rate fluctuations, and to amortize such gains and losses through operating income over the remaining life of the securities sold. Any net unamortized deferred losses are nonadmitted and charged directly to unassigned surplus. No such reserve is required by GAAP.
Life Policy and Contract Reserves

Life policy and contract reserves under statutory accounting practices are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience.
GAAP requires that policy reserves for traditional products be based upon the net level premium method utilizing management’s best estimate of mortality, interest, and withdrawals prevailing when the policies were sold; for interest sensitive products, the GAAP policy reserve is determined using the retrospective deposit method and is equal to the policy fund balance, before surrender charges.
Acquisition Costs
Under statutory accounting practices, costs of acquiring new business are charged to operations in the year such costs are incurred. Under GAAP, such costs are deferred and amortized over the premium-paying period of the policies for traditional products, or as a level percentage of gross profits for interest sensitive products.
Recognition of Revenue and Related Expenses
Under statutory accounting practices, premiums are recognized as revenues when due. For GAAP purposes, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole and term life insurance policies, are recognized as revenues when due. Revenues for universal life insurance policies and for investment products consist of policy charges for the cost of insurance, interest earned, policy administration charges, and surrender charges assessed against policyholder account balances

9

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Statutory Financial Statements
December 31, 2007 and 2006
during the year. Expenses related to these products include interest credited to policy account balances, benefit claims incurred in excess of policy account balances and commissions and expense allowances on reinsurance assumed. Revenues also include commissions and expense allowances on reinsurance ceded and reserve adjustments on reinsurance ceded. Under statutory accounting practices, deferred premiums, representing gross premiums less loading, are reported as an admitted asset. Under GAAP, uncollected premiums are stated at gross amounts and deferred premiums are reflected as a reduction of the related aggregate reserve.
Reinsurance
Reinsurance reserves and reinsurance recoverable on unpaid claims on reinsured business are netted in aggregate reserves and the liability for life policy claims, respectively. Under GAAP, these reinsured amounts are reflected as an asset.
Federal Income Taxes
Deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Changes in admitted deferred income tax assets and liabilities are recognized as adjustments to surplus. Deferred tax assets are admitted to the extent they meet specific criteria but are limited to the amount of gross deferred tax assets expected to be realized within one year of the balance sheet date, or a maximum of 10% of statutory capital and surplus as required to be shown on the statutory balance sheet of the reporting entity for its most recently filed statement with the domiciliary state commissioner adjusted to exclude any admitted net deferred tax assets, electronic data processing equipment and operating system software and any net positive goodwill. Under GAAP, changes in deferred income taxes are included in income tax expense or benefit and are allocated to continuing operations, discontinued operations, extraordinary items and items charged directly to shareholders’ equity. Additionally, under GAAP, deferred income tax assets are reduced by a valuation allowance if it is more likely than not than some portion or all of the deferred tax assets will not be realized.
Nonadmitted Assets
Certain assets are considered nonadmitted assets for statutory purposes and any changes in such assets are credited or charged directly to unassigned surplus. There are no nonadmitted assets for GAAP purposes.
Statement of Cash Flows
The statutory basis statement of cash flows is presented as required and differs from the GAAP presentation.

10

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Statutory Financial Statements
December 31, 2007 and 2006
Reconciliation of Statutory Basis to GAAP Basis Accounting
A reconciliation of the Company’s statutory net income to GAAP net income and statutory capital and surplus to GAAP shareholder’s equity for the years ended December 31, 2007, 2006 and 2005 is as follows:

(in thousands of dollars)	2007	2006	2005
Capital and Surplus
As reported on a statutory basis	$641,255	$668,552	$624,233
Total adjustments	969,101	874,328	900,636

As reported on a GAAP basis	$1,610,356	$1,542,880	$1,524,869

(in thousands of dollars)	2007	2006	2005
Income Statement
As reported on a statutory basis	$97,945	$142,199	$175,287
Total adjustments	91,195	12,233	(3,355)

As reported on a GAAP basis	$189,140	$154,432	$171,932

Separate Accounts
The Company issues variable universal life (“VUL”) and deferred variable annuity contracts. The assets and liabilities held for VUL, Accumulator VUL, and deferred variable annuity contracts are held in the Separate Accounts (the “Accounts”), which are legally segregated from the general assets of the Company. As of December 31, 2007, there were 37 sub-accounts available for the initial variable annuity and variable universal life products, 23 sub-accounts available for the Accumulator VUL product. The sub-accounts invest in underlying mutual fund portfolios. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that same portfolio. The deposits collected for variable contracts are invested at the direction of the contract holders in the sub-accounts that comprise the Accounts. Absent any contract provisions wherein the Company contractually guarantees either a minimum return or account value, the contract holders bear the investment risk that the sub-accounts may not meet their stated objectives.
The assets of the Accounts are carried at fair value. The Accounts’ liabilities represent the contract holders’ claims to the related assets and are carried at the fair value of the assets. Investment income and realized capital gains and losses of the Accounts accrue directly to the contract holders and, therefore, are not included in the Company’s statutory statements of operations. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company.
Aggregate Reserves for Life and Annuity Policies
Life reserves are based on mortality tables approved by the NAIC using statutory specified interest rates and valuation methods that provide, in the aggregate, reserves that are greater than or equal to the minimum required by the OIC.

11

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Statutory Financial Statements
December 31, 2007 and 2006
•	Reserves for life insurance are based on the American Experience, 1941, 1958, 1980 or 2001 Commissioner’s Standard Ordinary (“CSO”) and Commissioners Extended Term (“CET”) mortality tables with interest rates from 2.25% to 6.00%. For certain term insurance plans issued on or after January 1, 2000, the Company calculates deficiency reserves using valuation mortality rates representative of actual Company experience, as permitted by the Valuation of Life Insurance Policies Model Regulation of the NAIC.

•	Reserves for deferred annuities, including variable annuities, are based on 1971 Individual Annuity Mortality (“IAM”), 1983 Table A, Annuity 2000, or 1994 Guaranteed Minimum Death Benefit mortality tables with interest rates from 3.00% to 7.25%.

•	Reserves for equity-indexed annuities are based on 1983 Table A or Annuity 2000 mortality tables with interest rates from 4.50% to 5.75%.

•	Reserves for immediate annuity contracts, other than structured settlements, are based on the Annuity Table for 1949, 1971 IAM, 1983 Table A or Annuity 2000 mortality tables with interest rates from 3.00% to 4.50%.

•	Reserves for structured settlement annuities are based on the 1983 Table A mortality table with interest rates from 4.75% to 7.00%. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach and are compliant with the approach specified by Actuarial Guideline 9A of the NAIC.
The Company waives deduction of deferred fractional premiums upon the death of the insured. For all plans, with the exception of its universal life plans, any portion of the final premium beyond the month of death is returned. For universal life plans, premiums beyond the date of death are not refunded. Surrender values are not promised in excess of the legally computed reserves.
For certain universal life policies, reserves for substandard lives are not separately identified and are calculated in the aggregate. For all other policies, substandard lives are charged an extra premium plus the regular gross premium for the actual issue age or, in some cases, for the rated issued age. Mean reserves are determined by computing the regular mean reserve for the plan based on the actual or rated age and holding, in addition, one-half of the annualized substandard extra premium charge. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach.
As of December 31, 2007 and 2006, the Company had approximately $11,973,696,000 and $12,752,594,000, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the OIC. The Company does not utilize anticipated investment income as a factor in the premium deficiency calculation.
For tabular interest on annuities involving life contingencies, the tabular less actual reserve released, and the tabular cost have been determined by formula. For annuities and other deposits not involving life contingencies the tabular interest was determined by one of the following methods: 1) serially using the actual interest credited to funds on deposit for the year, or 2) estimated in the aggregate from the beginning and the ending balances, assuming a uniform distribution of cash flows during the year, and the average statutory valuation interest rate.

12

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Statutory Financial Statements
December 31, 2007 and 2006
Unpaid Loss/Claim Adjustment Expenses
The Company accrues an operating expense for the cost of settling benefit claims incurred in the current period, with settlement in future periods. The estimate is based upon the time duration of expected transactions and the total expected costs of settlement, including overhead expenses for each transaction. The balance in the liability for the unpaid loss/claim adjustment expense as of December 31, 2007 and 2006 was approximately $764,000 and $410,000, respectively.
Reinsurance
Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.
Investments
Investments are valued as prescribed by the NAIC and as required by the OIC. All security transactions are recorded on a trade date basis. Investments are recorded on the following bases:
•	Bonds — at cost, adjusted for amortization of premium or discount. Bonds with NAIC designations of 6 are reported at the lower of amortized cost or fair value. Discount or premium on bonds is amortized using the interest method on a retrospective basis. A yield to worst amortization method is used to take into consideration any bond call or sinking fund feature. Loan-backed securities are amortized using the interest method including anticipated prepayments at the date of purchase. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method except for high-risk securities, which use the prospective method. The Company uses the retrospective method and has elected to use book value as of January 1, 1994, as the cost for loan-backed securities purchased prior to January 1, 1994, where historical cash flows are not readily available.

•	Preferred stocks — at cost, or amortized cost. Preferred stocks with NAIC designations of 1 through 3 with characteristics of debt securities are reported at cost or amortized cost. Preferred stocks with NAIC designations of 1 to 3 with characteristics of equity securities are reported at cost. All other preferred stocks are reported at the lower of cost, amortized cost or fair market value.

•	Common stocks — The Company has sole ownership in a subsidiary, Leschi Life Assurance Company, which was capitalized on January 2, 2007. It is accounted for under the equity method.

•	Mortgage loans — at the aggregate unpaid balance. The Company measures impaired loans based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, as a practical expedient, at the loan’s observable market price or the fair value of the collateral, if the loan is collateral dependent. The Company had no impaired loans as of December 31, 2007 and 2006. The maximum percentage of any one loan to the value of the security at the origination date of the loan is 75%.

13

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Statutory Financial Statements
December 31, 2007 and 2006
•	Real estate, including related improvements — at the lower of depreciated cost or market. Depreciation is provided on a straight-line basis over 30 years, which is the estimated life of the properties. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Accumulated depreciation for real estate as of December 31, 2007 and 2006 was approximately $21,762,000 and $16,651,000, respectively. Cost is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to the estimated fair value with the impairment loss being included in realized losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. No impairments were realized in 2007 and 2006. Impairments taken as of December 31, 2005 were $1,259,000.

Real estate held for the production of income is appraised at least once every five years.

•	Contract loans — at unpaid balances, not in excess of policy cash surrender value.

•	Other invested assets — These balances consist of the Company’s investment in joint ventures, hedge funds, partnerships and call options.
•	Joint ventures, hedge funds and partnerships — The Company’s investment in joint ventures, hedge funds and partnerships are reported based upon the Company’s proportionate share of the underlying equity of the investee with changes in value being recorded as a component of net unrealized gains or losses in surplus.

•	Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) call options are purchased as economic hedges against the interest liabilities generated on the equity-indexed annuity products. These call options are carried at estimated fair value based on stock price, strike price, time to expiration, interest rates, dividends, and volatility using the methodology of the Black-Scholes option pricing formula. Unrealized gains and losses resulting from changes in the estimated fair value of the call options are recorded as unrealized gains or losses. Premiums paid on S&P 500 call options are amortized to net investment income over the term of the contracts. The call options effectively hedge the annuity contracts since they are both purchased and sold with identical parameters. The annuities were written based on a 7-year investment term, absent early termination by participants. Therefore, the anticipated hedge transaction (i.e. payment of interest to the policyholder at the end of the investment term and maturity of the S&P 500 call option) for each annuity is generally expected to occur in 7 years or less.

• Short-term investments — at cost or amortized cost.
Realized gains and losses on sales of investments, recognized in the statement of operations, are determined based on one of the following: 1) net book value of individual investment, or 2) the cost of the individual security. The unrealized gains or losses on common stocks and preferred stocks are accounted for as direct increases or decreases in statutory unassigned surplus, and have no effect on the statement of operations.
Changes in interest rates have a direct, inverse impact on the fair value of fixed income investments. It is reasonably possible that changes in interest rates will occur in the near term and could, as a result of such changes, have a material impact on the fair value of fixed income

14

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Statutory Financial Statements
December 31, 2007 and 2006
investments. If a decline in the fair value of an individual investment is considered to be other than temporary, the difference between amortized book value or original cost and fair value is recorded as a realized investment loss. Fair value is based on NAIC designated values or quoted market prices.

Investment Income Due and Accrued

Investment income due and accrued with amounts over 90 days past due is nonadmitted. Nonadmitted investment income due and accrued that was excluded from surplus as of December 31, 2007 and 2006 was $74,000 and $0, respectively.

Federal Income Taxes

Deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Changes in admitted deferred income tax assets and liabilities are recognized as adjustments to surplus. Deferred tax assets are admitted to the extent they meet specific criteria but are limited to the amount of gross deferred tax assets expected to be realized within one year of the balance sheet date or a maximum of 10% of statutory capital and surplus as required to be shown on the statutory balance sheet of the reporting entity for its most recently filed statement with the domiciliary state commissioner adjusted to exclude any admitted net deferred tax assets, electronic data processing equipment and operating system software and any net positive goodwill.

Leases

The Company has a long-term lease commitment with options to renew at the end of the lease period. Operating lease payments are charged to the income statement in the period in which they are incurred. Rental expense for 2007, 2006 and 2005 was approximately $2,834,000, $2,834,000 and $63,000, respectively. See Note 15 for discussion of lease commitments.

Death, Disability and Other Benefits

Death and disability benefits represent the estimated ultimate net cost of all reported and unreported claims incurred through year end. Such estimates are based on projections applied to historical claim payment data.

Electronic Data Processing Equipment

Depreciation on electronic data processing equipment, an admitted asset, is calculated using the straight-line basis over 3 years. Accumulated depreciation on electronic data processing equipment as of December 31, 2007 and 2006 was approximately $1,688,000 and $1,764,000, respectively.

Depreciation expense on admitted assets was approximately $40,000, $112,000 and $106,000 for each year ended December 31, 2007, 2006 and 2005, respectively, and has been included with general expenses.

Financial Instruments and Concentrations of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash, investments, and reinsurance receivables and payables.

The Company cedes insurance risk to various A.M. Best rated reinsurance companies rated A- or better by A.M. Best. The Company’s management reviews the financial strength of its reinsurers at the inception of a reinsurance contract and periodically thereafter, for the purpose of assessing the financial ability of the reinsurers to perform. Management believes that its reinsurers have the financial strength to perform on their financial obligations.

15

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Statutory Financial Statements
December 31, 2007 and 2006
The Company places its cash with high credit quality institutions. At times, such amounts may be in excess of the FDIC insurance limits. Management believes that risk with respect to these balances is minimal, due to the high credit quality of the depositories.

Change in Valuation Basis

There were no changes in reserves on account of a change in valuation basis for the years ended December 31, 2007 or 2006.

Statements of Cash Flows

For purposes of the statement of cash flows, cash and short-term investments include cash and investments, principally money market funds, with remaining maturities at date of purchase of 12 months or less.

Reclassification

Certain prior year amounts have been reclassified to conform to the current year’s presentation. These reclassifications have no effect on net income or capital and surplus as previously reported.

2.	Investments

The components of investment income by type of investment for the years ended December 31, 2007, 2006 and 2005 are as follows:

(in thousands of dollars)	2007	2006	2005
Bonds	$296,678	$301,542	$301,070
Preferred stocks	1,366	1,666	1,228
Common stocks	—	74	875
Mortgage loans on real estate	10	24	84
Investment real estate	7,426	10,469	13,807
Contract loans	19,493	19,403	19,191
Surplus note and certificates of contribution	—	—	23,504
Short-term investments	3,898	4,372	1,491
Other	11,440	5,445	2,431

Gross investment income	340,311	342,995	363,681

Less: Investment expenses	(14,697)	(16,805)	(16,563)

Net investment income	$325,614	$326,190	$347,118

In 2007, 2006 and 2005, the Company’s investment expense included fees of approximately $377,000, $422,000 and $655,000, respectively, to its parent company, FGI.

In 2007, 2006 and 2005, the Company’s investment expenses included fees of approximately $1,464,000, $1,510,000 and $1,889,000, respectively, to Deutsche Asset Management.

In 2007, 2006 and 2005, the Company’s investment expenses included fees of approximately $212,000, $241,000 and $149,000, respectively, to Zurich Investment Services.

In 2007, 2006 and 2005, the Company’s investment expenses included fees of approximately $1,586,000, $1,406,000 and $1,441,000, respectively, to Zurich Group Investments.

16

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Statutory Financial Statements
December 31, 2007 and 2006
In 2007, 2006 and 2005, the Company’s investment expenses included fees of approximately $176,000, $0 and $0, respectively, to Zurich Alternative Asset Management.

In 2007, 2006 and 2005, the Company’s investment expenses included fees of approximately $432,000, $346,000 and $294,000, respectively, to Prudential Private Placement Investors, L.P.

In 2007, 2006 and 2005, the Company’s investment expenses included fees of approximately $352,000, $487,000 and $114,000, respectively, to BlackRock, Inc.

Realized Gains and Losses

Realized gains and losses on sales, redemptions and impairments of investments are determined based on the actual cost of the securities. Realized investment gains and losses for the years ended December 31, 2007, 2006 and 2005 are as follows:

(in thousands of dollars)	2007	2006	2005
Bonds	$(3,770)	$(4,091)	$724
Preferred stocks	(171)	1,140	60
Common stocks	—	6,694	9,867
Short-term investments	(3)	(46)	—
Investment real estate	1,646	1,602	5,599
Other	3,934	716	(50)

	1,636	6,015	16,200

Transfer to interest maintenance reserve	2,624	3,135	1,521
Add: Tax benefit (expense) on net realized losses (gains)	3,881	6,615	(3,976)

	$8,141	$15,765	$13,745

Impairment losses for the years ended December 31, 2007, 2006 and 2005 are as follows:

(in thousands of dollars)	2007	2006	2005
Bonds	$—	$(193)	$(834)
Investment real estate	—	—	(1,259)

	$—	$(193)	$(2,093)

The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a monthly basis, identifies securities in an unrealized position that could potentially be other-than-temporarily impaired.

The Company believes that the prices of the securities in the sectors identified in the following tables were temporarily depressed as of December 31, 2007 and 2006, due to the issuers continued satisfaction of the securities obligations in accordance with their contractual terms and the expectation that they will continue to do so, and management’s intent and ability to hold these securities for a period of time sufficient to allow for the recovery of any unrealized loss.

17

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Statutory Financial Statements
December 31, 2007 and 2006
Unrealized Gains and Losses on Common Stock and Nonredeemable Preferred Stock

Gross unrealized gains and losses pertaining to common stock and nonredeemable preferred stock as of December 31, 2007 and 2006 are as follows:

(in thousands of dollars)	Gains	Losses	Net
2007
Common stock
Industrial and miscellaneous (affiliated)	$—	$(16,476)	$(16,476)

Total common stock	$—	$(16,476)	$(16,476)

2006
Nonredeemable preferred stock
Industrial and miscellaneous (unaffiliated)	$—	$(266)	$(266)

Total nonredeemable preferred stock	$—	$(266)	$(266)

Unrealized Gains and Losses on Bonds and Redeemable Preferred Stocks

Amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of bonds and preferred stocks as of December 31, 2007 and 2006 are as follows:

		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
(in thousands of dollars)	Cost	Gains	Losses	Value
2007
Bonds
U.S. governments	$127,139	$5,087	$(8)	$132,218
Debt securities issued by foreign government	699	21	—	720
Political subdivisions of states, territories and possessions (direct and guaranteed)	4,170	405	—	4,575
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities of governments and their political subdivisions	903,862	21,282	(6,699)	918,445
Public utilities (unaffiliated)	313,565	1,990	(7,640)	307,915
Industrial and miscellaneous (unaffiliated)	3,850,313	53,022	(95,092)	3,808,243

Total bonds	5,199,748	81,807	(109,439)	5,172,116

Redeemable preferred stocks
Industrial and miscellaneous (unaffiliated)	23,576	251	(1,140)	22,687

Total redeemable preferred stocks	23,576	251	(1,140)	22,687

Total bonds and redeemable preferred stocks	$5,223,324	$82,058	$(110,579)	$5,194,803

18

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Statutory Financial Statements
December 31, 2007 and 2006

		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
(in thousands of dollars)	Cost	Gains	Losses	Value
2006
Bonds
U.S. governments	$215,285	$3,822	$(689)	$218,418
Political subdivisions of states, territories and possessions (direct and guaranteed)	4,415	459	—	4,874
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities of governments and their political subdivisions	1,001,294	13,953	(16,556)	998,691
Public utilities (unaffiliated)	292,925	1,192	(7,606)	286,511
Industrial and miscellaneous (unaffiliated)	3,895,674	52,635	(54,221)	3,894,088

Total bonds	5,409,593	72,061	(79,072)	5,402,582

Redeemable preferred stocks

Public utilities	3,262	238	—	3,500
Industrial and miscellaneous (unaffiliated)	9,993	—	(165)	9,828

Total redeemable preferred stocks	13,255	238	(165)	13,328

Total bonds and redeemable preferred stocks	$5,422,848	$72,299	$(79,237)	$5,415,910

Unrealized Losses on Fixed Maturities and Equity Securities

Estimated fair value and gross unrealized losses of fixed maturities and equity securities as of December 31, 2007 and 2006 were as follows:

	Unrealized Losses		Unrealized Losses
	Less Than 12 Months		12 Months or Greater
	Estimated	Unrealized	Estimated	Unrealized
(in thousands of dollars)	Fair Value	Losses	Fair Value	Losses
2007
Fixed maturities
Bonds
U.S. governments	$—	$—	$2,224	$(8)
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities of governments and their political subdivisions	25,965	(304)	266,318	(6,395)
Public utilities (unaffiliated)	35,667	(882)	176,040	(6,758)
Industrial and miscellaneous (unaffiliated)	508,047	(27,360)	1,590,237	(67,732)

Total bonds	569,679	(28,546)	2,034,819	(80,893)

Redeemable preferred stocks
Industrial and miscellaneous (unaffiliated)	15,302	(1,140)	—	—

Total redeemable preferred stocks	15,302	(1,140)	—	—

Total fixed maturities	$584,981	$(29,686)	$2,034,819	$(80,893)

Equity securities
Industrial and miscellaneous (affiliated)	$28,524	$(16,476)	$—	$—

Total equity securities	$28,524	$(16,476)	$—	$—

19

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Statutory Financial Statements
December 31, 2007 and 2006

	Unrealized Losses		Unrealized Losses
	Less Than 12 Months		12 Months or Greater
	Estimated	Unrealized	Estimated	Unrealized
(in thousands of dollars)	Fair Value	Losses	Fair Value	Losses
2006
Fixed maturities
Bonds
U.S. governments	$101,893	$(661)	$2,449	$(28)
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities of governments and their political subdivisions	117,028	(878)	367,978	(15,678)
Public utilities (unaffiliated)	86,270	(959)	160,608	(6,647)

Industrial and miscellaneous (unaffiliated)	882,142	(14,484)	1,495,494	(39,737)

Total bonds	1,187,333	(16,982)	2,026,529	(62,090)

Redeemable preferred stocks
Industrial and miscellaneous (unaffiliated)	—	—	9,828	(165)

Total redeemable preferred stocks	—	—	9,828	(165)

Total fixed maturities	$1,187,333	$(16,982)	$2,036,357	$(62,255)

Equity securities
Industrial, miscellaneous and all other (unaffiliated)	$—	$—	$11,803	$(266)

Total equity securities	$—	$—	$11,803	$(266)

As of December 31, 2007, fixed maturities represented more than 86% of the Company’s total unrealized loss amount, which was comprised of 390 securities. The remaining portion of the Company’s total unrealized loss amount was attributed to one equity security and other invested assets. The Company held 6 securities that were in an unrealized loss position in excess of 20%.

Fixed maturities in an unrealized loss position for less than 12 months were comprised of 115 securities, of which 27.9%, or $8,287,000, were comprised of securities with fair value to amortized cost ratios at or greater than 95%. The majority of these securities are investment grade fixed maturities depressed due to changes in interest rates from the date of purchase.

Fixed maturities with an unrealized loss of approximately $80,893,000 for 12 months or more as of December 31, 2007 were comprised of 278 securities. The decline in market value for these securities is primarily attributable to changes in interest rates. A variety of data is reviewed, including the aging and severity of unrealized losses, watch lists distributed by the asset managers, deviations in market prices between months, and results of tests indicating if any bond holdings with unrealized losses have a credit rating below investment grade for 12 consecutive months. If a fixed maturity security is deemed other-than-temporarily impaired, then the security’s book value basis is written down to current market value with the Company recognizing an impairment loss in current period’s earnings.

Because the decline in market value is attributable to changes in interest rates and not credit quality and because the Company has the ability and intent to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired as of December 31, 2007.

There was one equity security in an unrealized loss position for less than 12 months as of December 31, 2007. There were no equity securities in an unrealized loss position for 12 months or

20

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Statutory Financial Statements
December 31, 2007 and 2006
more as of December 31, 2007. A variety of data is reviewed, including the aging and severity of unrealized losses and deviations in market prices between months. If an equity security is deemed other-than-temporarily impaired, then the security’s book value is written down to current market value with the Company recognizing an impairment loss in its current year statement of income. The Company considers the unrealized losses associated with these securities to be temporary.

Maturities of Bonds and Preferred Stocks

The amortized cost and estimated fair value of bonds and preferred stocks, by contractual maturity, at December 31, 2007 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties:

		Estimated
	Amortized	Fair
(in thousands of dollars)	Cost	Value
Due in 1 year or less	$131,475	$140,954
Due after 1 year through 5 years	699,248	703,103
Due after 5 years through 10 years	1,202,143	1,180,159
Due after 10 years	1,028,882	1,005,329

	3,061,748	3,029,545

Mortgage-backed securities	2,138,000	2,142,571
Preferred stocks	23,576	22,687

	$5,223,324	$5,194,803

Sales of Bonds and Preferred Stocks

The gross gains, gross losses and proceeds from sales and impairments on bonds and preferred stocks for the years ended December 31, 2007, 2006 and 2005 are as follows:

	Gross	Gross
(in thousands of dollars)	Gains	Losses	Proceeds
2007
Bonds	$7,946	$(11,716)	$1,070,566
Preferred stocks	5	(176)	15,777

	$7,951	$(11,892)	$1,086,343

2006
Bonds	$5,988	$(10,079)	$1,122,070
Preferred stocks	1,140	—	11,726

	$7,128	$(10,079)	$1,133,796

2005
Bonds	$18,842	$(17,202)	$803,305
Preferred stocks	61	(1)	1,021

	$18,903	$(17,203)	$804,326

Bonds with an amortized cost of approximately $3,926,000 and $3,927,000 were on deposit with regulatory authorities at December 31, 2007 and 2006, respectively, to satisfy regulatory requirements. The fair value of these securities was approximately $4,306,000 and $4,135,000 as of December 31, 2007 and 2006, respectively.

21

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Statutory Financial Statements
December 31, 2007 and 2006
The Company holds a $75,000,000 Mount Rosa/Mount Evans bond; at par, as issued by the Mount Rosa 1 LTD, an Isle of Man exempted company, and Mount Evans Funding Limited Liability Company, a Delaware limited liability company. Both Mount Rosa 1 LTD and Mount Evans Funding Limited Liability Company are not affiliated companies; however, in this special purpose vehicle bond, ZIC, an affiliated company, provides the underlying financial guarantee of interest, and American International Group, Inc., an unaffiliated company, provides the underlying guarantee of principal. The bond maturity date is December 27, 2031. The coupon rate for this bond is 7.24% and interest is paid semi-annually.

On July 11, 2003, the Company acquired an additional $15,000,000 Mount Rosa/Mount Evans bond at par. The bond maturity date is July 17, 2033. The coupon rate for this bond is 6.15% and interest is paid semi-annually. The Company earned approximately $6,353,000, $6,335,000 and $6,335,000 of interest income in 2007, 2006 and 2005, respectively. The total market value of the bonds was approximately $99,628,000 and $95,197,000 as of December 31, 2007 and 2006, respectively.

3.	Statutory Investment Valuation Reserves

The tables below present changes in the major elements of the AVR and the IMR:

(in thousands of dollars)	AVR	IMR
Balances as of December 31, 2005	$23,076	$46,188
Realized investment gains (losses), net of tax	7,076	(3,135)
Amortization of net investment gains	—	(6,771)
Unrealized investment gains, net of deferred tax	(3,309)	—
Basic contribution	3,909	—
Reserve objective over accumulated balances at 20%	(551)	—
Adjustment down to maximum/up to zero	(1,395)	—

Balances as of December 31, 2006	28,806	36,282

Realized investment gains (losses), net of tax	3,688	(2,624)
Amortization of net investment gains	—	(5,232)
Unrealized investment gains, net of deferred tax	34,937	—
Basic contribution	3,956	—
Reserve objective over accumulated balances at 20%	(4,955)	—
Adjustment down to maximum/up to zero	(15,990)	—

Balances as of December 31, 2007	$50,442	$28,426

The AVR requires reserves for default risk on bonds and preferred stocks, common stocks, mortgage loans on real estate and other investments. The IMR is designed to capture the realized gains and losses which result from changes in the overall level of interest rates and amortize such into income over the approximate remaining life of the investments sold. Changes in the AVR have been applied directly to unassigned surplus. Investment gains and losses, net of tax, added to the IMR are amortized to income over the remaining life of the investments sold.

4.	Fair Value of Financial Instruments

The fair value of financial instruments, to include assets and liabilities recognized or not recognized in the balance sheets, for which it is practicable to estimate fair value, are based on quoted market

22

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Statutory Financial Statements
December 31, 2007 and 2006
prices. In instances where quoted market prices are not available, fair values are based upon estimates using discounted cash flows or other valuation techniques. Those techniques are significantly affected by the assumptions used, including discount rates and estimates of the amount and timing of future cash flows. Certain insurance liabilities and other non-financial instruments have been excluded, such as the amount for the value associated with customer or agent relationships, the expected interest margin to be earned on future investment-type products, or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company’s business or financial condition based on the fair value information presented herein.

The estimated carrying values and fair values of the Company’s financial instruments as of December 31, 2007 and 2006 are as follows:

	2007		2006
	Carrying	Estimated	Carrying	Estimated
(in thousands of dollars)	Value	Fair Value	Value	Fair Value
Assets
Bonds	$5,199,748	$5,172,116	$5,409,593	$5,402,582
Preferred stocks	23,576	22,687	25,324	25,131
Common stocks	28,524	28,524	—	—
Mortgage loans	74	83	160	167
Contract loans	263,006	263,006	255,399	255,399
Joint ventures and partnerships	266,818	290,317	93,491	119,199
S&P 500 call options	4,443	4,443	4,408	4,408
Cash, cash equivalents and short-term investments	387,224	387,224	440,595	440,595
Separate accounts	491,909	491,909	407,952	407,952

Liabilities
Deferred annuities	1,684,556	1,642,227	1,772,669	1,720,673
Securities lending collateral liability	262,427	262,427	337,018	337,018
Separate accounts	491,909	491,909	407,952	407,952

The following methods and assumptions were used to estimate the fair value of financial instruments as of December 31, 2007 and 2006:
Bonds, preferred stocks, and common stocks

The estimated fair values of bonds, preferred stocks, and common stocks are valued in accordance with the NAIC’s Purposes and Procedures Manual of the Securities Valuation Office (“SVO”). In those instances where fair value is not available from the SVO then fair value is based upon quoted market prices, dealer quotes, and prices obtained from independent pricing services, generally broker dealers. Unless representative trades of securities actually occurred at year end, these quotes are generally estimates of market value based on an evaluation of appropriate factors such as trading in similar securities, yields, credit quality, coupon rate, maturity, type of issues and other market data.

23

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Statutory Financial Statements
December 31, 2007 and 2006
Mortgage loans

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality, and average maturity of the composite portfolio.

Contract loans

The carrying amounts of these items are a reasonable estimate of their fair market values because interest rates are generally variable and based on current market rates.

Joint ventures and partnerships

The estimated fair value of the joint ventures is based on financial information received from the partnership management.

S&P 500 call options

The Black-Scholes option pricing formula is a reasonable valuation method in estimating the fair market value of the S&P 500 call options.

Cash, cash equivalents and short-term investments

The carrying amounts of these items are a reasonable estimate of their fair value.

Deferred annuities

The estimated fair values are based on the currently available cash surrender value, similar to the demand deposit liabilities of depository institutions.

Securities lending

The estimated fair value of the securities lending collateral liability is valued in accordance with the value of the underlying investment holding, which are primarily bonds.

Separate accounts

Amounts are carried at market value of the underlying funds for financial statement purposes.

5.	Investment in Joint Ventures and Partnerships

The Company’s investments in joint venture and partnership interest amounted to approximately $266,818,000 and $93,491,000 as of December 31, 2007 and 2006, respectively.

In 2005, the Company committed to investing $150,300,000 in U.S. real estate investment trusts (“REITs”) and partnerships. As of December 31, 2007, approximately $120,596,000 has been funded with a remaining commitment of $29,704,000.

6.	Surplus Note and Certificates of Contribution of Affiliates

As of December 31, 2007, 2006 and 2005, the Company held no investments in surplus notes or certificates of contribution from any affiliated entities. During 2005, the Company owned one affiliated surplus note and two affiliated certificates of contribution.

Conditions that governed repayment of any amounts by the affiliates were outlined in the surplus note and certificates of contribution. Generally, terms required that repayment may be made only when the surplus balance of the issuer reached a specified level and then only after approval was

24

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Statutory Financial Statements
December 31, 2007 and 2006
granted by the issuer’s governing Board and the appropriate state insurance regulatory department.

Interest received from the surplus note, certificates of contribution, and promissory notes totaled approximately $0, $0 and $29,412,000 for the years ended December 31, 2007, 2006 and 2005, respectively.

7.	Related Parties

On January 2, 2007, the Company formed Leschi Life Assurance Company (“Leschi”), a wholly owned subsidiary. Leschi is a special purpose financial captive organized and incorporated under the laws of the State of South Carolina. The incorporation of subsidiary Leschi did not have a significant impact on the Company’s financial statements as of December 31, 2007.

On December 1, 2006, the Company’s parent, FGI, and an affiliate, Zurich North American (“ZNA”), formed a new entity called ZFUS Services, LLC (“ZFUS”), a wholly owned subsidiary of Zurich Holding Company of America, Inc. ZFUS was organized to provide transactional and administrative support services to FGI, its subsidiary, and other North American Zurich affiliates. There was no significant impact to the Company’s financial statements as of December 31, 2007.

On November 1, 2005, the Company acquired three properties valued at $42,579,000 and formed WVGRR Properties LLC, a real estate holding company wholly owned by the Company. In exchange, the Company paid cash in the amount of $18,195,000 and also assumed the debt on the three properties in the amount of $24,384,000. As of December 31, 2007, the statement value for WVGRR Properties LLC is $17,468,000.

The Company entered into a modified coinsurance agreement (the “Agreement”) on December 1, 2003 with Kemper Investors Life Insurance Company (“KI”), an affiliate. KI is an Illinois domiciled stock life insurance company ultimately owned by ZFS. Initially, the Company ceded to KI all existing Non-Qualified Individual Flexible Payment Deferred (“NQ-FPDA”) and Non-Qualified Individual Single Premium Deferred (“NQ-SPDA”) annuities, totaling approximately 36% of the Company’s annuity business in-force as of December 1, 2003. In exchange, the Company received an initial commission of approximately $36,500,000. The tax effect of this initial ceding commission was recorded in the commissions and expense allowances on reinsurance ceded line item in the 2003 statement of operations. The remaining net tax effect of this initial ceding commission was recorded as an aggregate write-in to surplus for the year ended December 31, 2003. In subsequent years as the profits emerge on the Agreement, the remaining net tax effect of this initial ceding commission is recognized into income in the statement of operations with a corresponding decrease in the change in surplus as a result of reinsurance line item on the statement of changes in capital and surplus. No portion of the assets constituting the consideration is being ceded to KI. Subsequent new issues of NQ-FPDA and NQ-SPDA annuities will be ceded to KI. The Company has a management and service agreement with KI under this Agreement to provide services reasonably necessary pursuant to this Agreement.

The Agreement with KI does not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for all annuities ceded; therefore, a credit exposure exists to the extent that KI does not meet its obligations under the agreement. Failure of KI to honor its obligation could result in a loss to the Company.

25

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Statutory Financial Statements
December 31, 2007 and 2006
FGI has an agreement with the Company to provide sales and marketing services, as well as human resource, information technology, real estate, tax and payroll, investments, purchasing, warehousing, corporate legal, internal audit and communication services. Fees charged to the Company by FGI for sales, marketing and other services were approximately $43,592,000, $37,613,000 and $34,480,000 for the years ended December 31, 2007, 2006 and 2005, respectively, and are expensed as incurred. In 2004, the Company transitioned its information technology services to FGI, which resulted in information technology service charges of approximately $15,388,000, $14,581,000 and $12,527,000 for the years ended December 31, 2007, 2006 and 2005, respectively.

For the period ended December 31, 2007 and 2006, the Company reported the following amounts due from or to related parties:

(in thousands of dollars)	2007	2006
Receivables from related parties
FGI	$1,876	$1,506
KI	698	428
Farmers Holding LLC	55	44
Farmers Insurance Exchange	9	6
Leschi	3	—
Farmers Insurance Company	1	1
Truck Insurance Exchange	—	17
Fire Insurance Exchange	—	3
Mid Century Insurance Company	—	1

Total receivables from related parties	$2,642	$2,006

Payables to related parties
FGI	$(16,708)	$(16,037)

Total payables to related parties	$(16,708)	$(16,037)

Net payables to related parties	$(14,066)	$(14,031)

8.	Security Lending Arrangement

The Company has entered into a security lending agreement with a lending agent. The agreement authorizes the agent to lend securities held in the Company’s portfolio to a list of authorized borrowers. Concurrent with delivery of the securities, the borrower provides the Company with cash collateral equal to at least 102% of the market value of the loaned securities. The cash collateral is unrestricted.

The securities are marked-to-market on a daily basis, and the collateral is adjusted on the next business day. The collateral is invested in highly liquid, fixed income investments with maturities of less than 1 year. Income earned from the security lending arrangement is shared 25% and 75% between the agent and the Company, respectively. Income earned by the Company was approximately $557,000, $322,000 and $567,000 in 2007, 2006 and 2005, respectively. The Company’s securities on loan at December 31, 2007 and 2006 primarily consisted of U.S. Treasury and corporate fixed income securities and had an estimated fair value of approximately $258,447,000 and $329,822,000, respectively. The collateral as of December 31, 2007 and 2006 had an estimated fair value of approximately $262,427,000 and $337,018,000, respectively.

26

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Statutory Financial Statements
December 31, 2007 and 2006
9.	Reinsurance

The Company assumes business from and cedes business to reinsurers to share risks under certain term, whole life and universal life policies for the purpose of reducing exposure to large losses.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company. Estimates are established for amounts deemed or estimated to be uncollectible. As of December 31, 2007 and 2006, no amounts have been recorded in relation to uncollectible reinsurance. To minimize its exposure to significant losses from reinsurance insolvencies, the Company uses several reinsurers, evaluates the financial condition of its reinsurers and monitors the concentration of credit risk arising from similar characteristics of the reinsurers.

One of the Company’s reinsurers, Scottish Re is experiencing financial difficulties. The Company terminated ceding new business to Scottish Re as of December 2006. The Company ceded life insurance reserves to Scottish Re and its subsidiary, Scottish Re Life Corporation (formerly known as ERC Life Reinsurance Corporation), of $38,138,000 and $27,599,000, for the years ended December 31, 2007 and 2006, respectively. No claims recoverables from Scottish Re and Scottish Re Life Corporation are past due to the Company. The Company regularly monitors reports of Scottish Re’s financial situation to evaluate the possibility of impairment of receivables from Scottish Re and Scottish Re Life Corporation.

The Company has established retention limits for new policy issuances. The maximum retention on new issues is $2,000,000 per life for universal life and whole life policies and $1,000,000 per life for all other policies. The excess risk is reinsured with unaffiliated reinsurers.

The Company entered into a reinsurance agreement (the “Leschi Agreement”) on January 2, 2007 with Leschi, a wholly owned subsidiary. The Leschi Agreement provides the Company to cede, and Leschi to assume on an indemnity coinsurance basis, risks under certain term life insurance policies written by the Company. Premiums ceded to Leschi approximated $33,119,000 for the year ended December 31, 2007.

Premiums assumed from unaffiliated companies approximated $26,618,000, $25,989,000 and $21,728,000 for the years ended December 31, 2007, 2006 and 2005, respectively. Premiums ceded to unaffiliated companies approximated $214,589,000, $194,813,000 and $175,092,000 for the years ended December 31, 2007, 2006 and 2005, respectively. Claims paid to unaffiliated companies on assumed reinsurance were approximately $27,273,000, $25,481,000 and $20,621,000 for the years ended December 31, 2007, 2006 and 2005, respectively. Claims ceded to unaffiliated companies were approximately $80,728,000, $52,387,000 and $57,325,000 for the years ended December 31, 2007, 2006 and 2005, respectively.

The estimated amounts of aggregate reduction in surplus of termination of all reinsurance agreements, by either party, as of December 31, 2007, 2006 and 2005, were $70,398,000, $69,220,000 and $73,357,000, respectively.

27

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Statutory Financial Statements
December 31, 2007 and 2006
10.	Surplus and Restrictions

Statutory surplus of approximately $634,655,000 and $661,952,000 at December 31, 2007 and 2006, respectively, is the amount held for the benefit of the stockholder. The entire amount in 2007 and 2006 is designated as stockholder’s surplus for tax purposes and would not subject the Company to taxation if paid as a cash dividend.

The amount of dividends that can be paid by the Company to its stockholder without prior approval of the OIC is limited to the greater of (i) 10% of its statutory earned surplus or (ii) the statutory net income before realized gains and losses from the preceding calendar year. Earned surplus consists of funds derived from any realized net profits, and does not include unrealized capital gains or re-evaluation of assets. A dividend paid that does not meet the above specifications is defined as an “extraordinary dividend” and requires advance approval from the OIC. The maximum dividend payouts that could be made without prior approval of the OIC for the years 2008, 2007 and 2006 were $89,804,000, $126,434,000 and $161,542,000, respectively. Dividends are determined by the board of directors. The Company paid $125,000,000 and $100,000,000 in dividends to FGI in 2007 and 2006, respectively.

In 2007, the Company began paying quarterly dividends rather than an annual dividend. The Company paid the quarterly dividends as follows: $50,000,000 on December 21, 2007 and $25,000,000 each on March 30, June 29 and September 30, 2007.

First quarter and fourth quarter dividend payments on March 30, 2007 and December 21, 2007, respectively, were considered ordinary dividends. The second quarter and third quarter dividend payments on June 29, 2007 and September 30, 2007, respectively, were considered to be extraordinary due to the timing of payment compared to the prior year’s dividend payment and were not disapproved by the OIC.

The NAIC requires life insurance companies to calculate a risk-based capital ratio (“RBC”). This RBC is used for the regulation of life insurance companies and is used as a solvency benchmark by state insurance regulators. The formulas for determining the RBC specify various weighting factors that are applied to financial balances or various levels of activity based on degree of risk. The RBC ratio is determined by a ratio of the enterprise’s regulatory total adjusted capital to its authorized control level RBC, as defined by the NAIC. If the RBC ratio is below specific trigger points, the Company may be required to take corrective action. The Company’s ratios exceed the minimum regulatory requirements at December 31, 2007 and 2006. These ratios are not a required part of the financial statements and, therefore, were not subjected to the auditing procedures applied in the audit of the financial statements.

11.	Employees’ Retirement Plans

FGI sponsors a qualified, non-contributory defined benefit pension plan. Substantially all employees who have reached age 21 and rendered 1 year of service participate in the plan. The benefits are based on years of service and the employee’s compensation during the last 5 years of employment. FGI’s funding policy is to make sufficient contributions to the pension plan to fully provide for employees’ benefits at the time of retirement. In addition, the Company provides postretirement benefits to retired employees through a plan also sponsored by FGI. The Company has no legal obligation for benefits under these plans. FGI charges the Company an allocated share of such contributions based on characteristics of the population of plan participants. The Company was allocated and contributed $3,500,000, $5,100,000 and $5,000,000 for pension costs (credits) for 2007, 2006 and 2005, respectively. Pension plan liabilities are only recorded by FGI.

28

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Statutory Financial Statements
December 31, 2007 and 2006
12.	Employees’ Profit Sharing Plans

FGI and its subsidiaries have two profit sharing plans providing for cash payments to all eligible employees. The two plans, Cash Profit Sharing Plan and Deferred Profit Sharing Plan, provide for a maximum aggregate expense of 15% of FGI and its subsidiaries’ consolidated annual pretax earnings, as adjusted.

The Deferred Profit Sharing Plan, limited to 10% of pretax earnings, as adjusted, or 15% of the salary or wage paid or accrued to the eligible employees, provides for an annual contribution by FGI and its subsidiaries to a trust for eventual payment to employees as provided in the plan. The Cash Profit Sharing Plan provides for annual cash distributions to eligible employees if certain criteria are met.

The Cash Profit Sharing Plan is limited to 5% of pretax earnings, as adjusted, or 5% of eligible employees’ salaries or wages paid or accrued.

The Company’s share of expense under these plans for the years ended December 31, 2007, 2006 and 2005 was approximately $6,814,000, $6,605,000 and $5,884,000, respectively.

13.	Federal Income Taxes

The Company files a consolidated federal income tax return with FGI and its subsidiaries. These entities include the following:
FGI (d.b.a. Farmers Underwriters Association)
Truck Underwriters Association
Fire Underwriters Association
FIG Holding Company
FIG Leasing Company, Inc.
Prematic Service Corporation California
Prematic Service Corporation Nevada
Farmers Value Added, Inc.
Farmers Services Corporation
Farmers Underwriters Association
Farmers Reinsurance Company
Leschi
The method of allocation between the companies is subject to a written agreement, which has been approved by the board of directors. Allocation is based upon separate return calculations with credit for net losses. Intercompany tax balances are settled annually within 45 days after the filing date of the consolidated federal income tax return.

The Company adheres to the provisions of the Life Insurance Company Income Tax Act of 1959 as amended by the 1984 and 1986 Tax Reform Acts.

The Company has calculated deferred taxes as of December 31, 2007 and 2006 as follows:

29

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Statutory Financial Statements
December 31, 2007 and 2006

(in thousands of dollars)	2007	2006
Gross deferred tax assets	$231,539	$233,988
Gross deferred tax liabilities	(57,408)	(48,914)

Net deferred tax asset	174,131	185,074

Deferred tax asset nonadmitted	(144,606)	(169,709)

Net admitted deferred tax asset	$29,525	$15,365

Change in nonadmitted asset	$25,103	$14,998

Current income taxes incurred for the years ended December 31, 2007, 2006 and 2005 consisted of the following major components:

(in thousands of dollars)	2007	2006	2005
Current income tax expense	$48,931	$60,597	$71,393
Prior year adjustments	(1,258)	(1,064)	(20,947)

Current federal income tax incurred	47,673	59,533	50,446

Tax on realized capital gains (losses)	(3,881)	(6,615)	3,976

Total current federal income tax incurred	$43,792	$52,918	$54,422

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2007 and 2006 were as follows:

(in thousands of dollars)	2007	2006
Deferred tax assets
Deferred acquisition costs	$84,294	$80,308
Reserves	109,208	116,868
Investments	10,626	19,608
Unrealized capital (gain) loss	—	(1,274)
Depreciable assets	2,267	1,784
Other	25,144	16,694

Total deferred tax assets	231,539	233,988

Nonadmitted deferred tax assets	(144,606)	(169,709)

Admitted deferred tax assets	86,933	64,279

Deferred tax liabilities
Depreciable assets	34	292
Unrealized capital (gain) loss	13,502	—
Other	43,872	48,622

Total deferred tax liability	57,408	48,914

Net admitted deferred tax asset	$29,525	$15,365

The change in net deferred income taxes as of December 31, 2007 and 2006 were as follows:

30

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Statutory Financial Statements
December 31, 2007 and 2006

(in thousands of dollars)	2007	2006	Change
Total deferred tax assets	$231,539	$233,988	$(2,449)
Total deferred tax liabilities	57,408	48,914	8,494

Net deferred tax assets	$174,131	$185,074	(10,943)

Tax effect of unrealized losses			12,228

Change in net deferred income tax			$1,285

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference for the years ended December 31, 2007, 2006 and 2005 were as follows:

(in thousands of dollars)	2007	2006	2005
Income before taxes, including realized losses	$48,690	$67,194	$79,866
Dividend received deduction	(504)	(19)	(128)
Tax exempt interest and ESOP	(21)	(38)	(37)
IMR	(1,831)	(2,370)	(3,204)
Nonadmitted assets	(2,361)	5,997	(9,100)
Other	(1,466)	(2,434)	(8,007)

Total statutory income taxes	$42,507	$68,330	$59,390

Federal income taxes incurred	$47,673	$59,533	$50,446
Tax on realized capital gains (losses)	(3,881)	(6,615)	3,976
Change in net deferred income tax	(1,285)	15,412	4,968

Total statutory income taxes	$42,507	$68,330	$59,390

The amount of net losses carried forward and available for recoupment in the event of future net losses is $0.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

(in thousands of dollars)	Year	Amount
Current year	2007	$45,128
First preceding year	2006	$59,413
Second preceding year	2005	$72,414
14.	Contingencies

The Company is subject to lawsuits arising from the normal course of its business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In the opinion of management, the Company has not engaged in any conduct that should warrant the award of any material punitive or compensatory damages. Acting on the advice of counsel, the Company intends to defend vigorously its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse

31

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Statutory Financial Statements
December 31, 2007 and 2006
effect on the Company’s statements of assets, liabilities, capital and surplus, results of operations or cash flows.

15.	Commitments

In November 2005, the Company became the sole member of WVGRR Properties LLC (the “LLC”). The Company’s investment in the LLC is consolidated in the Company’s current year financial statements. In connection with its investment in the LLC, the Company has also provided a guarantee to the Lender to pay and perform, when due, the liabilities and to pay and demand expenses in connection with the acquisition of real estate properties by the LLC.

The guarantee includes all losses suffered and liabilities and expenses incurred by the Lender arising out of fraud or willful or intentional misrepresentation by the LLC. It also covers the cost of remediation of any environmental activity or any other losses incurred by the Lender constituting an indemnified expense.

The Company is not aware of any present or future losses as of December 31, 2007.

In December 2005, the Company sold its improved real property for $39,550,000. Under the agreement, the Company is leasing back the property from the purchaser for a period of 15 years.

The sale-leaseback transaction does not include any form of continuing involvement that would preclude the Company from using sale-leaseback accounting. The Company is accounting for the leaseback as an operating lease.

The gain of approximately $29,250,000 realized in this transaction has been deferred and is being amortized to income in proportion to rent charged over the term of the lease. The Company recognized approximately $1,646,000, $1,602,000 and $43,000 of this gain for the year ended December 31, 2007, 2006 and 2005, respectively.

The lease contains 4 successive renewal options, each to extend the lease upon expiration for an additional 5 years. For the year ended December 31, 2007, the total minimum rental expense incurred by the Company under this lease was approximately $2,834,000.

Statutory guidance provides that an operating expense lease should be recognized on a straight-line basis over the lease term, even if payments are not made on a straight-line basis. Accordingly, the lease will be recognized at the rate of approximately $2,834,000 per year for the original lease period of 15 years.

32

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Statutory Financial Statements
December 31, 2007 and 2006
As of December 31, 2007, the future minimum rental payments required by non-cancelable are as follows:

(in thousands of dollars)

Year Ending December 31
2008	$2,460
2009	2,527
2010	2,597
2011	2,668
2012	2,741
Thereafter	24,734

Total future minimum payments required*	$37,727

*	Minimum payments have not been reduced by minimum sublease rentals of $72,000 due in the future under non-cancelable subleases.
The following schedule shows the composition of total rental expense for all operating leases except those with terms of a month or less that were not renewed:

(in thousands of dollars)

Year Ending December 31	2007	2006	2005
Minimum rentals	$2,834	$2,834	$63
Contingent rentals	—	—	—
Less: Sublease rentals	(69)	(68)	(6)

	$2,765	$2,766	$57

16.	Equity-Indexed Annuities

The Company sells an equity-indexed annuity product. At the end of its 7-year term, this product credits interest to the annuitant at a rate based on a specified portion of the change in the value of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), subject to a guaranteed annual minimum return.

To hedge the interest liability generated on the annuities as the index rises, the Company purchases call options on the S&P 500 Index. The Company considers such call options to be held as an economic hedge.

The S&P 500 call options are reported as other invested assets, at fair value as computed using the Black-Scholes model under the “Asian” methodology. Mark-to-market accounting is used to account for call options. Pursuant to SSAP 86, Accounting for Derivative Instruments and Hedging Activities (“SSAP 86”), the Company recognized the change between the cost of the S&P 500 call options and its corresponding fair value as a change in net unrealized capital gains or losses in the statement of changes in capital and surplus. The Company has chosen to apply the provisions of SSAP 86 to all S&P 500 call options held as of January 1, 2003.

33

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Statutory Financial Statements
December 31, 2007 and 2006

As of December 31, 2007 and 2006, the amount of unrealized hedging gains recorded in unassigned surplus was approximately $48,000 and $1,692,000, respectively.

As of December 31, 2007 and 2006, the Company had call options with contract values of approximately $29,594,000 and $61,239,000, respectively, and carrying values of approximately $4,443,000 and $4,408,000, respectively.

The cash requirement of the S&P 500 call options consists of the initial premium paid to purchase the index options. Should a liability exist to the annuitant at maturity of the annuity policy, the termination or maturity of the option contracts will generate positive cash flows to the Company. The appropriate amount of cash will then be remitted to the annuity participant based on the respective participant rate. The S&P 500 call options are generally expected to be held for a 7-year term, but can be terminated at any time.

In 2007, the Company had 22,833 S&P 500 call option contracts that expired upon reaching their 7-year term. The expired S&P 500 call options were acquired in February 2000 through January 2001, with contract values of $32,068,000 and carrying values of $0 at the date of expiration. The Company received no expiration proceeds, resulting in no realized gains or losses on expiration.

Gains and losses related to these S&P 500 call options are reported in the net realized capital gains and losses item in the statement of operations.

There are certain risks associated with the S&P 500 call options, primarily with respect to significant movements in the United States stock market and counterparty non-performance. The Company believes that the counterparties to its S&P 500 call option agreements are financially responsible and that the counterparty risk associated with these transactions is minimal.

17.	Separate Accounts

All of the Company’s separate account business falls into the Nonguaranteed Account Category. Premiums, considerations or deposits received for the years ended December 31, 2007 and 2006, were approximately $111,316,000 and $95,556,000, respectively.

Reserves for accounts with assets as of December 31, 2007 and 2006, at market value, are approximately $451,712,000 and $372,565,000, respectively. The entire reserve amount is subject to discretionary withdrawal.

Since all investment returns are credited directly to the policyholders, no reserves are held for asset default risk in lieu of AVR.

34

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Statutory Financial Statements
December 31, 2007 and 2006
A reconciliation of net transfers to separate accounts for the years ended December 31, 2007, 2006 and 2005 are as follows:

(in thousands of dollars)	2007	2006	2005
Transfers as reported in the Summary of Operations of the separate accounts	$45,634	$44,589	$43,391
Less: Sundry general expenses	40	43	21

Net transfers as reported in the Summary of Operations of the Life, Accident and Health Annual Statement, net of reinsurance	$45,674	$44,632	$43,412

18.	Premium and Annuity Considerations Deferred and Uncollected

The following are deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2007 and 2006:

	2007		2006
		Net of		Net of
(in thousands of dollars)	Gross	Loading	Gross	Loading
Type
Ordinary new business	$9,696	$2,604	$12,299	$4,355
Ordinary renewal	173,276	119,969	173,882	121,868
Group life	4,828	4,828	5,200	5,200

	$187,800	$127,401	$191,381	$131,423

19.	Analysis of Annuity Actuarial Reserves and Deposit-Type Liabilities By Withdrawal Characteristics

The following is the analysis of annuity actuarial reserves and deposit-type liabilities by withdrawal characteristics as of December 31, 2007 and 2006:

(in thousands of dollars)	2007	2006
Subject to discretionary withdrawal
At book value, less current surrender charge of 5% or more	$639,566	$756,202
At market value	321,155	277,202

Total with adjustment or at market value	960,721	1,033,404

At book value without adjustment (minimal or no charge or adjustment)	1,231,539	1,205,376
Not subject to discretionary withdrawal	639,787	633,956

Total	$2,832,047	$2,872,736

35

SUPPLEMENTAL SCHEDULES

36

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Supplemental Schedule of Assets and Liabilities
Year Ended December 31, 2007
The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent accountants and utilized by actuaries in the determination of reserves:

Investment income earned
U.S. government bonds	$8,582,947
Other bonds (unaffiliated)	288,095,700
Preferred stocks (unaffiliated)	1,365,717
Mortgage loans	9,970
Real estate	7,425,882
Contract loans	19,492,814
Cash, cash equivalents and short-term investments	3,898,026
Other invested assets	9,596,963
Aggregate write-ins for investment income	1,842,630

Total gross investment income	$340,310,649

Real estate owned — book value less encumbrances	$58,760,900

Mortgage loans — book value

Commercial mortgages	$73,974

Total mortgage loans	$73,974

Mortgage loans by standing — book value
Good standing	$73,974

Other long-term assets — statement value	$266,817,826

37

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Supplemental Schedule of Assets and Liabilities
Year Ended December 31, 2007

Bonds and short-term investments by class and maturity
Bonds by maturity — statement value
Due within 1 year or less	$498,663,310
Over 1 year through 5 years	1,305,617,371
Over 5 years through 10 years	2,317,142,977
Over 10 years through 20 years	306,284,052
Over 20 years	874,683,189

Total by maturity	$5,302,390,899

Bonds by class — statement value
Class 1	$4,432,438,404
Class 2	811,612,754
Class 3	46,709,966
Class 4	11,534,412
Class 5	95,363

Total by class	$5,302,390,899

Total bonds publicly traded	$4,565,290,652

Total bonds privately placed	$737,100,247

Preferred stocks — statement value	$23,575,519

Common stocks — market value	$28,524,697

Short-term investments — book value	$32,936,136

Options, caps, floors and insurance futures owned — statement value	$4,442,747

Cash on deposit	$27,214,405

38

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Supplemental Schedule of Assets and Liabilities
Year Ended December 31, 2007

Life insurance in force
Industrial	$—

Ordinary	$93,420,989,000

Credit life	$—

Group life	$20,006,251,000

Amount of additional accidental death benefits in force under ordinary policies	$3,328,428,000

Life insurance policies with disability provisions in force
Industrial	$—

Ordinary	$53,944,511,000

Credit life	$—

Group life	$420,000

Supplementary contracts in force
Ordinary — not involving life contingencies
Amount on deposit	$12,308,768,000

Income payable	$34,105,000

Ordinary — involving life contingencies
Income payable	$146,295,000

Group — not involving life contingencies
Amount on deposit	$—

Income payable	$—

Group — involving life contingencies
Income payable	$—

39

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Supplemental Schedule of Assets and Liabilities
Year Ended December 31, 2007

Annuities
Ordinary
Immediate — amount of income payable	$43,959,590

Deferred — fully paid — account balance	$622,883,468

Deferred — not fully paid — account balance	$1,453,624,764

Group
Amount of income payable	$—

Fully paid — account balance	$—

Not fully paid — account balance	$—

Accident and health insurance — premiums in force
Ordinary	$11,801,013

Group	$180

Credit	$—

Deposit funds and dividend accumulations
Deposit funds — account balance	$65,341,897

Dividend accumulations — account balance	$—

Claim payments
Group accident and health — year ended December 31
2007	$—

2006	$—

2005	$—

2004	$—

2003	$—

2002	$—

Prior years	$—

Other accidental and health
2007	$1,129,000

2006	$5,000

2005	$13,000

2004	$1,000

2003	$114,000

2002	$—

Prior years	$—

Other coverage that use developmental methods to calculate claims reserves
2007	$—

2006	$—

2005	$—

2004	$—

2003	$—

2002	$—

Prior years	$—

40

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Supplemental Summary Investment
Schedule and Investment Risk Interrogatories
Year Ended December 31, 2007
The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent accountants of Farmers New World Life Insurance Company’s 2007 statutory annual financial statement as filed with state regulatory authorities.
The Company’s gross investment holdings as filed in the 2007 Annual Statement are $5,975,299,339.

			Admitted Assets as Reported
	Gross Investment Holdings		in the Annual Statement
	Amount	Percentage	Amount	Percentage
Investment Categories
Bonds
U.S. treasury securities	$111,457,496	1.86%	$111,457,496	1.87%
U.S. government obligations
Issued by U.S. government-sponsored agencies	60,411,168	1.01%	60,411,168	1.01%
Securities issued by states, territories and possessions and political subdivisions in the U.S.
Political subdivisions of states, territories and possessions general obligations	4,170,000	0.07%	4,170,000	0.07%
Revenue and assessment obligations	28,502,444	0.48%	28,502,444	0.48%
Mortgage-backed securities
Pass-through securities
Guaranteed by GNMA	387,770	0.01%	387,770	0.01%
Issued by FNMA, FHLMC & GNMA	225,740,223	3.78%	225,740,223	3.78%
All other	1,806,791	0.03%	1,806,791	0.03%
Privately issued
Other mortgage-backed securities
Issued by FNMA and FHLMC	588,820,630	9.85%	588,820,630	9.86%
All other privately issued	1,321,244,411	22.11%	1,321,244,411	22.13%
Other debt and other fixed income securities (excludes short-term)
Unaffiliated domestic securities (includes credit tenant loans rated by the SVO)	2,436,318,620	40.77%	2,436,318,620	40.81%
Unaffiliated foreign securities	425,950,363	7.13%	420,888,375	7.05%
Equity interests
Preferred stocks
Unaffiliated	23,575,519	0.40%	23,575,519	0.40%
Other equity securities
Affiliated	28,524,697	0.48%	28,524,697	0.48%
Mortgage loans
Commercial loans	73,974	0.00%	73,974	0.00%
Real estate investments
Property held for the production of income	58,760,900	0.99%	58,760,900	0.98%
Contract loans	263,006,472	4.40%	263,006,472	4.41%
Cash, cash equivalents and short-term investments	124,797,088	2.09%	124,797,088	2.09%
Other invested assets	271,750,773	4.54%	271,260,573	4.54%

Total invested assets	$5,975,299,339	100.00%	$5,969,747,151	100.00%

41

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Supplemental Summary Investment Schedule and
Investment Risk Interrogatories
Year Ended December 31, 2007
The Company’s total admitted assets, excluding separate account assets, as filed in the 2007 Annual Statement were $6,495,601,852.
The Company’s ten largest exposures to a single issuer/borrower/investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the NAIC SVO Purposes and Procedures Manual as exempt, property occupied by the Company and policy loans are as follows:

		Percentage
		of Total
		Admitted
Investments	Amount	Assets
Goldman Sachs	$142,036,369	2.20%
Mount Rosa	90,000,000	1.40%
General Electric	63,089,954	1.00%
Greenwich Capital GCCFC	50,373,017	0.80%
Merrill Lynch	46,797,901	0.70%
Lehman Brothers	45,644,381	0.70%
CIT Group	43,508,253	0.70%
Citigroup Inc	42,013,582	0.60%
CS First Boston Mortgage Securities Corp	37,945,072	0.60%
Walmart Stores	36,720,936	0.60%

The amounts and percentages of the Company’s total admitted assets held in bonds and preferred stocks by NAIC rating are as follows:

	Bonds
	Book Value	Percentage
NAIC – 1	$4,427,376,417	68.20%
NAIC – 2	811,612,754	12.50%
NAIC – 3	46,709,966	0.70%
NAIC – 4	11,534,412	0.20%
NAIC – 5	95,363	0.00%
NAIC – 6	—	0.00%

	$5,297,328,912

	Preferred Stocks
	Book Value	Percentage
P/RP – 1	$23,575,519	0.40%
P/RP – 2	—	0.00%
P/RP – 3	—	0.00%
P/RP – 4	—	0.00%
P/RP – 5	—	0.00%
P/RP – 6	—	0.00%

	$23,575,519

The Company holds admitted assets in foreign investments of approximately $353,549,363 or 5.40% of total admitted assets.

42

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Supplemental Summary Investment Schedule and
Investment Risk Interrogatories
Year Ended December 31, 2007
The amounts and percentages of the Company’s total admitted assets held in aggregate foreign investment exposures categorized by NAIC sovereign rating are as follows:

		Percentage of
		Total Admitted
	Amount	Assets
Countries rated NAIC – 1	$348,487,375	5.40%
Countries rated NAIC – 2	5,061,988	0.10%
Countries rated NAIC – 3 or below	—	0.00%

	$353,549,363	5.50%

The Company’s two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

		Percentage of
		Total Admitted
	Amount	Assets
Countries Rated NAIC – 1:
Great Britain	$101,306,772	1.60%
Australia	49,514,721	0.80%

Countries Rated NAIC – 2:
Aruba	$5,061,988	0.10%
Questions 7 through 9 are not applicable as the Company does not have unhedged foreign currency exposure.
The Company’s ten largest non-sovereign foreign issues and related amounts and percentages of total admitted assets are listed below:

			Percentage of
NAIC			Total Admitted
Rating	Issuer	Amount	Assets
1FE	Codelco Inc.	$36,158,554	0.60%
1FE	Wstfld Cap/Wt Fin/Wea	34,466,794	0.50%
1FE	Vodafone Group PLC	26,511,650	0.40%
1FE	Deutsche Relekom Int Fin	20,455,774	0.30%
1FE	Royal Bk Scotlnd Grp PLC	19,951,370	0.30%
1FE	British Telecom PLC	19,219,937	0.30%
2FE	UBS AG Stamford CT	15,181,802	0.20%
1FE	BHP Finance USA	15,047,927	0.20%
1FE	Bank of Scotland PLC	13,626,076	0.20%
1FE	ENEL Finance Internation	11,977,703	0.20%
The Company holds Canadian investments of approximately $93,296,683 or 1.44% of total admitted assets, which is below the threshold of 2.5%.

43

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Supplemental Summary Investment Schedule and
Investment Risk Interrogatories
Year Ended December 31, 2007
Question 12 is not applicable as the Company does not hold any investments with contractual sales restrictions.
The Company holds admitted assets in equity interests of approximately $290,393,345 or 4.00% of total admitted assets, which is above the threshold of 2.5%.
The Company’s ten largest equity interests held and the percentage of admitted assets held are listed below:

		Percentage of
		Total Admitted
Investments	Amount	Assets
Cobalt Industrial REIT LLC	$32,633,761	0.50%
Colony Realty Partners LP	27,658,152	0.40%
Blackstone Real Estate Partners V LP	26,903,608	0.40%
Phillips Edison Shoppings Center Reit Inc	20,955,049	0.30%
WVGRR Properties LLC	17,467,648	0.30%
Fillmore East Fund LP	15,017,033	0.20%
Daedlus Partners	12,133,478	0.20%
Rabobank Capital Fund II	12,069,000	0.20%
Normandy Real Estate fund Group LLC	11,841,787	0.20%
Westfield Life Science	11,253,900	0.20%
The Company holds $249,350,178 of investments in general partnership interests or 3.80% of total admitted assets.
The Company’s three largest investments in general partnership interests are listed below:

		Percentage of
		Total Admitted
Investments	Amount	Assets
Cobalt Industrial REIT LLC	$32,633,761	0.50%
Colony Realty Partners LP	27,658,152	0.40%
Blackstone Real Estate Partners V LP	26,903,608	0.40%
The Company holds approximately $73,974 of mortgage loans, or 0.01% of total admitted assets, which is below the threshold of 2.5%.
The Company holds approximately $58,760,900 or 0.91% lof total admitted assets, in investment real estate properties, which is below the threshold of 2.5%.
Question 19 is not applicable as the Company does not hold any investments held in mezzanine real estate loans.

44

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Supplemental Summary Investment Schedule and
Investment Risk Interrogatories
Year Ended December 31, 2007
The Company holds the following amounts in securities lending arrangements (not including assets held as collateral for such transactions) as of:

		Percentage of
		Total Admitted
Date	Amount	Assets
March 31, 2007 (unaudited)	$252,585,299	Not Applicable
June 30, 2007 (unaudited)	235,732,525	Not Applicable
September 30, 2007 (unaudited)	282,676,061	Not Applicable
December 31, 2007	248,961,873	3.80%
The Company holds approximately $4,442,747 in call option investments, which comprised 0.10% of total admitted assets.
Questions 22 and 23 are not applicable as the Company holds no investments in collars, swaps, forwards, or future contracts.

45

Farmers New World Life
Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Financial Statements
December 31, 2006 and 2005

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Index
December 31, 2006 and 2005

Report of Independent Auditors
To the Board of Directors and Stockholder of
Farmers New World Life Insurance Company
In our opinion, the accompanying balance sheets and the related statements of income, comprehensive income, stockholder’s equity, and cash flows present fairly, in all material respects, the financial position of Farmers New World Life Insurance Company (a wholly owned subsidiary of Farmers Group, Inc.) (the “Company”) at December 31, 2006 and 2005, and the results of its operations and its cash flows for the years ended December 31, 2006, 2005 and 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Seattle, Washington
April 6, 2007

1

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Balance Sheet
December 31, 2006 and 2005

(in thousands of dollars)	2006	2005
Assets
Investments (Note 3)
Bonds, classified as available-for-sale, at fair value (cost: $5,436,709 and $5,381,602)	$5,431,023	$5,448,252
Redeemable preferred stocks, classified as available-for-sale, at fair value (cost: $3,262 and $3,892)	3,500	4,157
Nonredeemable preferred stocks, classified as available-for-sale, at fair value (cost: $0 and $9,975)	—	12,931
Common stocks, classified as available-for-sale, at fair value (cost: $0 and $20,978)	—	26,608
Mortgage loans on real estate, at amortized cost, net of allowance for losses	160	427
Investment real estate, net of accumulated depreciation and allowance for losses	103,369	105,447
Policy loans	255,399	254,185
Joint ventures and partnerships (Note 4)	75,365	24,502
S&P 500 call options, at fair value (cost: $18,539 and $27,061) (Note 15)	4,408	2,481

Total investments	5,873,224	5,878,990
Cash and cash equivalents	115,828	100,977
Accrued investment income	66,106	71,915
Receivables from affiliates	769,040	797,471
Other receivables	358,886	289,855
Deferred policy acquisition costs	839,287	766,291
Value of business acquired (Note 6)	198,816	204,102
Property and equipment, net of accumulated depreciation of $23,188 and $22,548	3,875	3,336
Securities lending collateral (Note 7)	337,018	308,054
Other assets	4,900	1,534
Separate accounts	407,949	319,906

Total assets	$8,974,929	$8,742,431

The accompanying notes are an integral part of the financial statements.

2

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Balance Sheets
December 31, 2006 and 2005

(in thousands of dollars)	2006	2005
Liabilities and Stockholder’s Equity
Policy liabilities and accruals
Future policy benefits	$5,032,342	$4,918,444
Policy claims	63,937	50,686

Total policy liabilities and accruals	5,096,279	4,969,130

Other policyholder funds and dividends	364,709	373,832

Accrued expenses and other liabilities
Securities lending liability (Note 7)	337,018	308,054
Proceeds held-Securaccount	56,960	61,285
Payable to affiliates (Note 16)	860,270	880,821
Other liabilities	122,785	126,009
Separate accounts	407,949	319,906

Total accrued expenses and other liabilities	1,784,982	1,696,075

Income taxes (Note 8)
Current	—	2,989
Deferred	186,079	175,538

Total income taxes	186,079	178,527

Total liabilities	7,432,049	7,217,564

Commitments and contingencies (Note 9)	—	—
Stockholder’s equity
Common stock ($1 par value - 25,000,000 shares authorized, 6,600,000 shares issued and outstanding at 2006 and 2005, respectively)	6,600	6,600
Additional paid-in capital	994,246	994,246
Accumulated other comprehensive income, net of deferred tax of ($1,047) and $18,563	(1,945)	34,474
Retained earnings (Note 10)	543,979	489,547

Total stockholder’s equity	1,542,880	1,524,867

Total liabilities and stockholder’s equity	$8,974,929	$8,742,431

The accompanying notes are an integral part of the financial statements.

3

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Statements of Income
For The Years Ended December 31, 2006, 2005 and 2004

(in thousands of dollars)	2006	2005	2004
Revenues
Net premiums earned (Note 11)	$202,064	$199,520	$182,419
Universal life and annuity policy charges	260,459	255,925	242,538
Net investment income (Note 3)	325,865	345,404	355,852
Net realized investment gains (Note 3)	6,034	18,003	37,658
Impairment losses on investments (Note 3)	(193)	(2,093)	(9,588)
Other income (loss)	7,108	7,365	(10,767)

Total revenues	801,337	824,124	798,112

Benefits and Expenses
Death and other benefits (Note 11)	205,467	199,462	192,304
Increase in liability for future life policy benefits	34,056	31,419	30,953
Interest credited to policyholders	177,655	183,362	176,775
Underwriting, acquisition and insurance expenses
Amortization of deferred policy acquisition costs	98,724	100,469	88,638
Amortization of value of business acquired	8,415	19,722	19,992
Life commissions, net of reinsurance (Note 11)	(49,051)	(37,303)	(29,227)
General and administrative expenses	87,727	74,878	70,892

Total benefits and expenses	562,993	572,009	550,327

Income before provision for income taxes	238,344	252,115	247,785

Provision (Benefit) for Income Taxes (Note 8)
Current	53,761	53,437	59,703
Deferred	30,151	26,747	27,159

Total provisions for income taxes	83,912	80,184	86,862

Net income	$154,432	$171,931	$160,923

The accompanying notes are an integral part of the financial statements.

4

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Statements of Comprehensive Income
For The Years Ended December 31, 2006, 2005 and 2004

(in thousands of dollars)	2006	2005	2004
Net Income	$154,432	$171,931	$160,923

Other comprehensive income, net of tax
Unrealized holding gains (losses) on securities
Unrealized holding (losses) gains on securities, net of tax (benefit) provision of ($26,569) ($48,169) and $12,437	(49,344)	(89,457)	23,097
Reclassification adjustment for (gains) losses included in net income, net of tax (provision) benefit of ($1,545), ($3,728), and ($7,887)	(2,869)	(6,923)	(14,647)

Net unrealized holding (losses) gains on securities, net of tax (benefit) provision of ($28,114), ($51,897), and $4,550	(52,213)	(96,380)	8,450
Effect of the change in net unrealized gains (losses) on other insurance accounts, net of tax provision (benefit) of $8,504 $12,097, and ($2,374)	15,794	22,465	(4,408)

Other comprehensive (loss) income	(36,419)	(73,915)	4,042

Comprehensive income	$118,013	$98,016	$164,965

The accompanying notes are an integral part of the financial statements.

5

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Statements of Stockholder’s Equity
For The Years Ended December 31, 2006, 2005 and 2004

			Accumulated
		Additional	Other		Total
	Common	Paid-In	Comprehensive	Retained	Stockholder’s
(In thousands of dollars)	Stock	Capital	Income (Loss)	Earnings	Equity
Balances at December 31, 2003	$6,600	$994,246	$104,347	$884,793	$1,989,986
Net income	—	—	—	160,923	160,923
Unrealized gains on available-for-sale investments arising during the period, net of tax of $12,437	—	—	23,097	—	23,097
Reclassification adjustment for gains included in net income, net of tax of ($7,887)	—	—	(14,647)	—	(14,647)
Change in effect of unrealized gains on other insurance accounts, net of tax of ($2,374)	—	—	(4,408)	—	(4,408)
Dividends paid	—	—	—	(117,600)	(117,600)

Balances at December 31, 2004	$6,600	$994,246	$108,389	$928,116	$2,037,351
Net income	—	—	—	171,931	171,931
Unrealized losses on available-for-sale investments arising during the period, net of tax of ($48,169)	—	—	(89,457)	—	(89,457)
Reclassification adjustment for gains included in net income, net of tax of ($3,728)	—	—	(6,923)	—	(6,923)
Change in effect of unrealized gains on other insurance accounts, net of tax of $12,097	—	—	22,465	—	22,465
Dividends paid	—	—	—	(610,500)	(610,500)

Balances at December 31, 2005	$6,600	$994,246	$34,474	$489,547	$1,524,867
Net income	—	—	—	154,432	154,432
Unrealized losses on available-for-sale investments arising during the period, net of tax of ($26,569)	—	—	(49,344)	—	(49,344)
Reclassification adjustment for gains included in net income, net of tax of ($1,545)	—	—	(2,869)	—	(2,869)
Change in effect of unrealized gains on other insurance accounts, net of tax of $8,504	—	—	15,794	—	15,794
Dividends paid	—	—	—	(100,000)	(100,000)

Balances at December 31, 2006	$6,600	$994,246	$(1,945)	$543,979	$1,542,880

The accompanying notes are an integral part of the financial statements.

6

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Statements of Cash Flows
For The Years Ended December 31, 2006, 2005 and 2004

(in thousands of dollars)	2006	2005	2004
Cash Flows from Operating Activities
Net income	$154,432	$171,931	$160,923
Adjustments to reconcile net income to net cash provided by operating activities
Interest credited to universal life and investment-type contracts	154,563	159,168	153,870
Realized investment (gains) losses	(6,034)	(18,003)	(37,658)
Impairment losses on investments	193	2,093	9,588
Amortization of deferred policy acquisition costs and value of business acquired	107,139	120,191	108,630
Amortization of bond and mortgage-backed security discount and premium, net	14,563	24,328	16,407
Amortization of redeemable preferred stocks	19	—	—
Capitalization of deferred policy acquisition costs and value of business acquired, net	(150,551)	(139,417)	(142,281)
Deferred income tax expense	30,151	26,747	27,159
Depreciation	5,074	5,371	6,081
Cash provided by (used in) changes in operating assets and liabilities
Federal and state income taxes payable	(5,237)	(3,442)	(10,315)
Life insurance policy liabilities	106,724	95,778	61,912
Other policyholder funds	(9,123)	7,619	12,742
Other	(53,754)	(83,830)	(34,920)

Net cash provided by operating activities	348,159	368,534	332,138

Cash Flows from Investing Activities
Purchase of bonds and stocks available-for-sale	(1,265,526)	(1,557,913)	(1,643,976)
Proceeds from sales or maturities of bonds and stocks available-for-sale	1,231,117	1,453,054	1,393,308
Proceeds on other investments	717	—	—
Proceeds from notes receivables	—	—	22,000
Mortgage loan collections	266	838	7,165
Purchase of investment real estate	(1,499)	(29,880)	(1,466)
Proceeds from sale of investment real estate	—	21,458	5,002
Purchase of joint ventures and partnerships	(57,492)	(19,944)	—
Proceeds from sale of joint venture	—	—	4,937
Distributions from joint ventures and partnerships	3,953	1,223	—
Return of capital on joint ventures and partnerships	2,763	—	—
Decrease (increase) in policy loans, net	(1,214)	1,308	(5,782)
Purchase of capital assets	(5,526)	(1,626)	(1,233)
Proceeds from sale of capital assets	—	38,246	—
Deferred gain from sale of capital assets	—	(26,008)	—
Realized deferred gain from sale of capital assets	1,424	—	—
Purchase of options	(235)	(221)	(325)
Proceeds from sales or maturities of options	—	268	1,225
Other	542	(210)	(5,418)

Net cash used in investing activities	(90,710)	(119,407)	(224,563)

The accompanying notes are an integral part of the financial statements.

7

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Statements of Cash Flows
For The Years Ended December 31, 2006, 2005 and 2004

(in thousands of dollars)	2006	2005	2004
Cash Flows From Financing Activities
Cash dividends paid	$(100,000)	$(120,000)	$(117,600)
Universal life and investment-type contract deposits	488,303	495,511	543,277
Universal life and investment-type contract withdrawals and maturities	(626,161)	(572,735)	(538,186)
Payments on notes payable	(412)	(54)	—
Other	(4,328)	28,159	—

Net cash used in financing activities	(242,598)	(169,119)	(112,509)

Increase (decrease) in cash and cash equivalents	14,851	80,008	(4,934)
Cash and Cash Equivalents
Beginning of year	100,977	20,969	25,903

End of year	$115,828	$100,977	$20,969

Supplemental Disclosures of Cash Flow Information
Cash paid during the year
Income taxes	$58,108	$56,879	$70,036
Interest paid	1,267	213	—
Supplemental Disclosures of Noncash Investing and Financing Activities
Noncash settlement of fixed income security with joint venture	$—	$—	$5,541
Transfer of surplus note and certificate of contributions to Farmers Group, Inc.	—	490,500	—
Notes payable of WVGRR Properties, LLC (Note 9)	—	24,855	—
The accompanying notes are an integral part of the financial statements.

8

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2006 and 2005
1.	The Company and Nature of Operations

The Company

The accompanying financial statements include the accounts of Farmers New World Life Insurance Company (the “Company”), a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Financial Services Group (“ZFS”). FGI, an insurance holding company that provides management services, is attorney-in-fact for 3 inter-insurance exchanges and their subsidiaries (“Exchanges” or “P&C Group”) and owns the Company and a reinsurance company, Farmers Reinsurance Company.

In December 1988, BATUS Inc. (“BATUS”) a subsidiary of B.A.T. Industries p.l.c. (“B.A.T”), acquired 100% ownership of FGI and its subsidiaries for $5,212,619,000 in cash, including related expenses, through its wholly owned subsidiary, BATUS Financial Services. Immediately thereafter, BATUS Financial Services was merged into FGI. The acquisition was accounted for as a purchase and, accordingly, the acquired assets and liabilities were recorded in the Company’s balance sheet based on their estimated fair values at December 31, 1988.

At the time of purchase, a portion of the purchase price, $530,076,000, was assigned to the Company’s value of business acquired (“VOBA”), which represented an actuarial determination of the expected profits from the business in-force at the date of B.A.T.’s acquisition of FGI.

In September 1998, the financial services businesses of B.A.T, which included the Company, were merged with Zurich Insurance Company (“ZIC”). The business of ZIC and the financial services businesses of B.A.T were transferred to Zurich Group Holding (“ZGH”), formerly known as ZFS, a Swiss holding company with headquarters in Zurich, Switzerland. This merger was accounted for by ZGH as a pooling of interests under International Financial Reporting Standards (“IFRS”).

Nature of Operations

The Company concentrates its sales activities in the individual life insurance and annuity markets. Principal lines of business include traditional whole life, universal life and variable universal life, as well as term life insurance products. Additionally, the Company issues flexible and single premium deferred annuities, single premium immediate annuities, equity-indexed annuities, as well as variable annuity products. In October 2005, the Company introduced Critical Illness riders available on the level term (20 or 30 year) policies. In October 2006, the Company introduced Simple Term life insurance product (10, 20, and 30 year level term life insurance).

The Company and the Exchanges operate using federally registered trade names, including Farmers Insurance Group of Companies, Farmers Insurance Group, and Farmers. In addition, the Company and the Exchanges distribute their respective insurance products through a common network of independent agents and district managers. As of December 31, 2006, this network consisted of approximately 14,200 independent agents and approximately 600 district managers, each of whom is an independent contractor.

Each agent is required to first submit business to the insurers in the Farmers Insurance Group of Companies within the classes and lines of business written by such insurers.

The Company is currently licensed in 49 states, and the District of Columbia.

9

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2006 and 2005
During 2002, the Company had exited the business of writing structured settlements. This decision to exit the structured settlement market was driven by A.M. Best’s change in rating of the Company from A+ (superior) to A (excellent) as brokers often only place structured settlements with companies rated A+ or better. As of December 31, 2006, the Company is continuing to service the approximately 4,958 structured settlement cases in force. As of December 31, 2006, 2005 and 2004 the structured settlement business represented only 0.14%, 0.02% and 2.60% of the Company’s income before provision for income taxes, respectively.

In August 2003, Continental Casualty Company (“CNA”) withdrew from reinsuring new Long Term Care (“LTC”) issues. The Company evaluated other potential carriers and concluded not to develop a new LTC product, underwrite or distribute another company’s product. Although CNA no longer reinsures new business, it will continue to administer the more than 5,490 of the Company’s in-force contracts as of December 31, 2006.

2.	Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

Premiums for traditional life and annuity contracts with life contingencies are recognized as revenues when due from policyholders. Accident and health insurance premiums are recognized as revenue pro rata over the terms of the contract.

Revenues associated with universal life, variable universal life products and other investment type contracts consist of policy charges for the cost of insurance, policy administration fees, surrender charges, and investment income on assets allocated to support policyholder account balances on deposit. Revenues for fixed and variable annuity products and contracts without life contingencies consist of investment income on assets allocated to support policyholder account balances on deposit, mortality charges for variable annuities, administrative charges for variable annuities and equity-indexed annuities, and surrender charges for variable annuities and flexible payment annuities. Consideration received for interest-sensitive insurance, annuity products and contracts without life contingencies are recorded as a liability when received. Policy withdrawal and other charges are recognized as revenue when assessed.

Benefits and Expenses

Benefits and expenses, other than deferred policy acquisition costs, are recognized when incurred.

10

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2006 and 2005
Investments

The Company has classified all investments in fixed maturities and equity securities as available-for-sale. Accordingly, these securities are carried at fair value and the unrealized gains and losses, net of deferred income taxes and other adjustments, when applicable, are included as a separate component of other comprehensive income in stockholder’s equity. As of December 31, 2006 and 2005, there were no securities designated as held-to-maturity or trading. All security transactions are recorded on a trade date basis.

Discounts and premiums on fixed maturity investments are amortized, using the interest method, over the term of the security, or in the case of mortgage-backed securities, over the estimated life of the security. Such amortization is included in net investment income.

Changes in interest rates have a direct, inverse impact on the fair value of fixed income investments. It is reasonably possible that changes in interest rates will occur in the near term and could, as a result of such changes, have a material impact on the carrying value of available-for-sale fixed maturity securities, with an offsetting effect on stockholder’s equity, net of the effects of amortization of deferred acquisition costs and deferred income taxes, when applicable. If a decline in the fair value of an individual fixed income investment is considered to be other than temporary, the difference between amortized book value and fair value is recorded as an impairment loss. Fair value is based on quoted market prices. Realized gains and losses on sales of investments, recognized in the statements of income, are determined based on the net book value of individual investments.

If a decline in the fair value of an individual equity investment is considered to be other than temporary, the difference between original cost and fair value is recorded as an impairment loss. Fair value is based on quoted market prices. Realized gains and losses on sales of investments, recognized in the statements of income, are determined based on the cost of the individual securities.

The Company regularly reviews its investment portfolio to determine whether declines in the value of investments are other than temporary as defined by the Financial Accounting Standards Board (“FASB”) in the Statement of Financial Accounting Standards No. 115, Accounting for Certain Investments in Debt and Equity Securities (“SFAS 115”). The Company’s review for declines in value includes analyzing historical and forecasted financial information as well as reviewing the market performance of similar types of investments.

The fair values of investments have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, these estimates may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

11

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2006 and 2005
Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. No valuation allowance has been established as of December 31, 2006 and 2005. The Company measures impaired loans based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, as a practical expedient, at the loan’s observable market price or the fair value of the collateral, if the loan is collateral dependent. No material amounts were recognized for impaired loans in the periods presented.

Real estate, including related improvements, is stated at the lower of cost less accumulated depreciation or market value. Depreciation is provided on a straight-line basis over 30 years, the estimated life of the properties. Accumulated depreciation for real estate as of December 31, 2006 and 2005 was approximately $28,136,000 and $24,561,000, respectively. Cost is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated net realizable value less selling costs with the impairment loss being included in impairment losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Valuation allowances on real estate available for sale are computed using the lower of depreciated cost or estimated fair value, net of disposition costs. There was no valuation allowance for real estate as of December 31, 2006 and 2005. Impairment losses of approximately $1,259,000 were recognized in 2005. No impairment loss was recognized in 2006 and 2004.

Policy loans are stated at unpaid balances, which approximate fair value.

Short-term investments are stated at amortized cost, which approximates fair value.

Partnership and joint venture interests in which the Company has control or majority ownership interest are consolidated. Partnership and joint venture interests where the Company does not have control or majority interest are accounted for under the equity method.

S&P 500 call options are purchased as economic hedges against the interest liabilities generated on the equity-indexed annuity products. These call options are carried at an estimated fair value based on stock price, strike price, time to expiration, interest rates, dividends, and volatility using the methodology of the Black-Scholes option pricing formula.

The S&P 500 call options hedge the annuity contracts since they are both purchased and sold with identical parameters. The annuities were written based on a 7 year investment term, absent early termination by participants. Therefore, the anticipated hedge transaction for each annuity is generally expected to occur in 7 years or less.

12

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2006 and 2005
The S&P 500 call options are carried at estimated fair value. Unrealized gains and losses resulting from changes in the estimated fair value of the call options are recorded as an adjustment to the interest liability credited to policyholders. In addition, realized gains and losses from maturity or termination of the S&P 500 call options are offset against the interest credited to policyholders during the period incurred. Premiums paid on S&P 500 call options are amortized to net investment income over the term of the contracts.

Deferred Policy Acquisition Costs

Costs that vary with, and are related primarily to, the production of new business have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issuance and underwriting, and certain agency expenses. For universal life insurance contracts and investment-type products, such costs are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges, investment results, mortality and expense margins and actual realized gains or losses on investments over the expected life of the contracts. The Company regularly reviews and revises its estimates of future gross profit margins to be realized from this group of products. Interest rates are based on rates in effect during the period. The effects on the amortization of deferred policy acquisition costs of revisions to estimated gross margins and profits are reflected in earnings in the period such estimated gross margins and profits are revised.

Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

Deferred policy acquisition costs for nonparticipating traditional life and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

Deferred policy acquisition costs include amounts associated with the unrealized gains and losses recorded as other comprehensive income, a component of stockholder’s equity. Accordingly, deferred policy acquisition costs are increased or decreased for the impact of estimated future gross profits as if net unrealized gains or losses on securities had been realized at the balance sheet date. Net unrealized gains or losses on securities within other comprehensive income also reflect this impact.

In relation to its traditional life products, the Company evaluates the need for a premium deficiency reserve and utilizes anticipated investment income in the calculation of the premium deficiency reserve. As of December 31, 2006 and 2005, the Company has not established any premium deficiency reserves based on this calculation.

Value of Business Acquired

The present value of the business acquired in the merger with B.A.T is being amortized over its actuarially determined useful life, which is consistent with the estimated decline in life insurance business that was in-force at the time of the merger.

13

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2006 and 2005
Property, Equipment and Leasehold Improvements

Property, equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation of property and equipment has been provided using the straight-line method with estimated useful lives of 10 to 30 years for buildings and improvements and 5 to 10 years for capitalized software, furniture, and equipment.

The Company capitalizes software purchased from third parties or internally generated if the related software product under development has reached technological feasibility. Costs incurred prior to the establishment of technical feasibility are expensed as incurred. As of December 31, 2006 and 2005, unamortized software costs were approximately $2,993,000 and $2,001,000, respectively. The Company amortizes software costs over a 5 year period and amortized approximately $1,178,000, $1,776,000 and $2,437,000 for the years ended December 31, 2006, 2005 and 2004, respectively.

Long-Lived Assets

Long-lived assets and certain identifiable intangibles to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. No such impairments have occurred.

Separate Accounts

The Company issues variable universal life and deferred variable annuity contracts. The assets and liabilities held for variable universal life, Accumulator VUL, and deferred variable annuity contracts are held in the Separate Accounts (the “Accounts”), which are legally segregated from the general assets of the Company. As of December 31, 2006, there were 37 sub-accounts available for the initial products and 23 sub-accounts available for the Accumulator VUL. The sub-accounts invest in underlying mutual fund portfolios (collectively, the “Funds”). Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that same portfolio. The deposits collected for variable contracts are invested at the direction of the contract holders in the sub-accounts that comprise the Accounts. Absent any contract provisions wherein the Company contractually guarantees either a minimum return or account value, the contract holders bear the investment risk that the sub-accounts may not meet their stated investment objectives.

The assets of the Accounts are carried at fair value. The Accounts’ liabilities represent the contract holders’ claims to the related assets and are carried at the fair value of the assets. Investment income and realized capital gains and losses of the Accounts accrue directly to the contract holders and, therefore, are not included in the Company’s statements of income and comprehensive income. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company. There were no gains and losses on transfers of assets from the general account to the separate account for the years ended December 31, 2006 and 2005.

Policy Liabilities and Accruals

Liabilities for future policy benefits for traditional life policies are computed principally on a net level premium method reflecting estimated future investment yields, mortality, morbidity, and withdrawals. Interest rate assumptions range from 2.25% to 8.00% depending upon the year of issue. Mortality is calculated principally using select and ultimate tables in common usage in the industry, modified for Company experience, and withdrawals are estimated based primarily on experience.

14

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2006 and 2005
Liabilities for future policy benefits on universal life, variable universal life products and fixed and variable annuity products are determined under the retrospective deposit method and consist principally of policy values before any surrender charges. Liabilities for future policy benefits on contracts not involving life contingencies are recorded when the payments are received.

Unpaid policy claims include claims in the course of settlement and a provision for claims incurred but not reported, based on past experience.

Cash and Cash Equivalents

The Company considers all investments purchased with an original maturity of 3 months or less to be cash equivalents.

Income Taxes

The Company uses the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

Financial Instruments and Concentrations of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash, investments, and reinsurance receivables and payables.

The Company cedes insurance risk to various A.M. Best rated reinsurance companies rated A- or better by A.M. Best. The Company’s management reviews the financial strength of its reinsurers at the inception of a reinsurance contract and periodically thereafter, for the purpose of assessing the financial ability of the reinsurers to perform. Management believes that its reinsurers have the financial strength to perform on their financial obligations.

The Company places its cash with high credit quality institutions. At times, such amounts may be in excess of the FDIC insurance limits. Management believes that risk with respect to these balances is minimal, due to the high credit quality of the depositories.

Business Risks

The Company operates in a business environment that is subject to various risks and uncertainties, including but not limited to, mortality risk, interest rate risk and legal and regulatory changes. The Company is subject to various state and federal regulatory authorities. The potential exists for changes in regulatory initiatives that can result in additional, unanticipated expense to the Company. Existing federal laws and regulations affect the taxation of life insurance products and insurance companies. There can be no assurance as to what, if any, future legislation might be enacted, or if enacted, whether such legislation would include provisions with possible negative effects on the Company’s life and annuity products.

15

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2006 and 2005
New Accounting Pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standard (“SFAS”) SFAS 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans. This Statement improves financial reporting by requiring an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. SFAS 158 is effective as of the end of fiscal year ending after December 15, 2006. The adoption of SFAS 158 did not have a material impact on the Company’s financial statements.

In September 2006, FASB issued SFAS 157, Fair Value Measurements. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. SFAS 157 is effective for fiscal years beginning after November 15, 2007. The adoption of SFAS 157 is not expected to have a material impact on the Company’s financial statements.

In June 2006, the FASB issued an interpretation of SFAS 109, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in the financial statements by standardizing the level of confidence needed to recognize uncertain tax benefits and the process of measuring the amount of benefit to recognize. FIN 48 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company will adopt FIN 48 as of January 1, 2007, as required. The cumulative effect of adopting FIN 48 will be recorded in retained earnings. The adoption of FIN 48 is not expected to have a material effect on the Company’s financial statements.

In April 2006, the FASB issued FASB Staff Position (“FSP”) interpretation of FIN 46(R), Determining the Variability to be Considered in Applying FASB Interpretation No. 46 (revised December 2003), Consolidation of Variable Interest Entities (“FSP FIN 46(R)-6”). This FSP addresses consolidation by business enterprises of variable interest entities. FSP FIN 46(R)-6 is effective the first day of the first reporting period beginning after June 15, 2006. The adoption of FSP FIN 46(R)-6 is not expected to have a material impact on the Company’s financial statements.

In November 2005, the FASB issued FSP FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments. FSP FAS 115-1 and FAS 124-1 address the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary and the measurement of loss. It also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. FSP FAS 115-1 and FAS 124-1 are effective for reporting periods beginning after

16

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2006 and 2005
December 15, 2005. The adoption of FSP FAS 115-1 and FAS 124-1 did not have a material impact on the Company’s financial statements.

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) issued Statement of Position 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts (“SOP 05-1”). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred policy acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006, with earlier adoption encouraged. The Company is currently evaluating the impact of SOP 05-1 on its financial statements.

In May 2005, the FASB issued SFAS 154, Accounting Changes and Error Corrections. SFAS 154 replaces Accounting Principles Board Opinion No. 20, Accounting Changes and SFAS 3, Reporting Accounting Changes in Interim Financial Statements. It also changes the requirements for the accounting for and reporting of a change in accounting principle. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of SFAS 154 did not have a material impact on the Company’s financial statements.

17

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2006 and 2005
3.	Investments

Investment Income

The components of investment income, by type of investment, for the years ended December 31, 2006, 2005 and 2004 are as follows:

(in thousands of dollars)	2006	2005	2004
Bonds	$302,575	$301,083	$301,333
Common and preferred stocks	719	2,103	3,394
Mortgage loans on real estate	24	83	363
Investment real estate	15,387	12,406	12,441
Surplus note and certificates of contribution of the P&C Group	—	23,504	33,122
Policy loans	19,403	19,191	19,120
Joint ventures and partnerships	(508)	458	155
Short-term investments	4,372	1,491	287
Notes receivable	—	—	488
Other	670	1,259	437

Gross investment income	342,642	361,578	371,140

Less: Investment expenses	16,777	16,174	15,288

Net investment income	$325,865	$345,404	$355,852

In 2006, 2005 and 2004, the Company’s investment expenses included fees of approximately $422,000, $655,000, and $620,000, respectively, to its parent company, FGI.

In 2006, 2005 and 2004, the Company’s investment expenses included fees of approximately $1,510,000, $1,889,000, and $2,054,000, respectively, to Deutsche Asset Management.

In 2006, 2005 and 2004, the Company’s investment expenses included fees of approximately $241,000, $149,000, and $162,000, respectively, to Zurich Investment Services.

In 2006, 2005 and 2004, the Company’s investment expenses included fees of approximately $1,406,000, $1,441,000, and $1,489,000, respectively, to Zurich Group Investments.

In 2006, 2005 and 2004, the Company’s investment expenses included fees of approximately $346,000, $294,000 and $56,000, respectively, to Prudential Private Placement Investors, L.P.

In 2006 and 2005, the Company’s investment expenses included fees of approximately $487,000 and $114,000, respectively, to BlackRock, Inc. These expenses were not incurred in 2004.

18

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2006 and 2005
Realized Gains and Losses

Realized investment gains (losses) on sales of investments during the years ended December 31, 2006, 2005 and 2004 are as follows:

(in thousands of dollars)	2006	2005	2004
Bonds	$(3,944)	$1,557	$12,773
Nonredeemable preferred stock	1,140	60	—
Common stocks	6,695	9,867	19,348
Investment real estate	—	6,527	1,862
Sale-leaseback	1,424	43	—
Joint ventures and partnerships	—	—	3,629
S&P 500 call options	—	(49)	48
Other	719	(2)	(2)

	$6,034	$18,003	$37,658

Impairment Losses

Impairment losses for the years ended December 31, 2006, 2005 and 2004 are as follows:

(in thousands of dollars)	2006	2005	2004
Bonds	$(193)	$(833)	$(9,482)
Nonredeemable preferred stocks	—	—	(22)
Common stocks	—	—	(84)
Investment real estate	—	(1,260)	—

	$(193)	$(2,093)	$(9,588)

The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a monthly basis, identifies securities in an unrealized loss position that could potentially be other-than-temporarily impaired. Due to the issuers continued satisfaction of the securities obligations in accordance with their contractual terms and the expectation that they will continue to do so, management’s intent and ability to hold these securities for a period of time sufficient to allow for any objective evidence, the Company believes that the prices of the securities in the sector identified in the tables below were temporarily depressed as of December 31, 2006 and 2005.

19

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2006 and 2005
The following tables present amortized cost, fair value, and unrealized losses for the Company’s available-for-sale fixed maturity and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2006 and 2005.

Unrealized Gains and Losses on Fixed Maturities

Amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of fixed maturities as of December 31, 2006 and 2005 are as follows:

		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
(in thousands of dollars)	Cost	Gains	Losses	Value
2006
Fixed maturities available-for-sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$273,640	$4,074	$(773)	$276,941
Obligations of states and political subdivisions	37,869	2,469	—	40,338
Corporate securities	2,978,079	47,062	(48,013)	2,977,128
Mortgage-backed securities	2,147,121	21,873	(32,378)	2,136,616

	5,436,709	75,478	(81,164)	5,431,023
Redeemable preferred stock	3,262	238	—	3,500

	$5,439,971	$75,716	$(81,164)	$5,434,523

2005
Fixed maturities available-for-sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$369,415	$8,806	$(1,487)	$376,734
Obligations of states and political subdivisions	42,717	3,985	—	46,702
Debt securities issued by foreign governments	3,146	135	—	3,281
Corporate securities	2,813,550	73,400	(26,928)	2,860,022
Mortgage-backed securities	2,152,774	33,350	(24,611)	2,161,513

	5,381,602	119,676	(53,026)	5,448,252
Redeemable preferred stock	3,892	265	—	4,157

	$5,385,494	$119,941	$(53,026)	$5,452,409

20

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2006 and 2005
Unrealized Gains and Losses on Equity Securities

The Company did not hold any equity securities as of December 31, 2006. Gross unrealized gains (losses) pertaining to nonredeemable preferred stocks and common stocks stated at fair value as of December 31, 2005 are as follows:

(in thousands of dollars)	Gains	Losses	Net
2005
Equity securities available-for-sale
Nonredeemable preferred stocks
Public utilities	$—	$—	$—
Industrial, miscellaneous and all other	2,957	—	2,957
Common stocks
Public utilities	152	—	152
Banks, trusts and insurance companies	938	(21)	917
Industrial, miscellaneous and all other	4,944	(383)	4,561

	$8,991	$(404)	8,587

Less: Deferred federal income taxes			3,005

			$5,582

21

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2006 and 2005
Unrealized Losses on Fixed Maturities and Equity Securities

Fair value and gross unrealized losses of fixed maturities and equity securities as of December 31, 2006 and 2005 are as follows:

	Unrealized Losses		Unrealized Losses
	Less Than 12 Months		12 Months or More
	Fair	Unrealized	Fair	Unrealized
(in thousands of dollars)	Value	Losses	Value	Losses
2006
Fixed maturities available-for-sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$114,668	$(514)	$7,159	$(258)
Corporate securities	605,319	(8,356)	1,227,429	(39,657)
Mortgage-backed securities	239,105	(2,353)	1,046,524	(30,026)

Total fixed maturities	$959,092	$(11,223)	$2,281,112	$(69,941)

2005
Fixed maturities available-for-sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$79,465	$(755)	$37,587	$(732)
Corporate securities	1,149,772	(20,915)	166,803	(6,013)
Mortgage-backed securities	892,658	(12,232)	304,023	(12,379)

Total fixed maturities	$2,121,895	$(33,902)	$508,413	$(19,124)

Equity securities available-for-sale
Common stocks
Banks, trusts and insurance companies	$287	$(7)	$471	$(13)
Industrial, miscellaneous and all other	3,155	(348)	339	(36)

Total equity securities	$3,442	$(355)	$810	$(49)

As of December 31, 2006, fixed maturities represented the Company’s total unrealized loss amount, which was comprised of 425 securities. The Company held no securities that were in an unrealized loss position in excess of approximately $3,147,000. As of December 31, 2006, there was no fixed maturity, with a fair value less than 80% of the security’s amortized cost for 6 continuous months.

Fixed maturities in an unrealized loss position for less than 12 months were comprised of 166 securities of which 97%, or approximately $10,876,000, were comprised of securities with fair value to amortized cost ratios at or greater than 95%. The majority of these securities are investment grade fixed maturities depressed due to changes in interest rates from the date of purchase.

Fixed maturities with an unrealized loss of approximately $69,941,000 for 12 months or more as of December 31, 2006, were comprised of 259 securities. The majority of the unrealized loss amount, approximately $69,683,000, relates to corporate and mortgage-backed securities. The decline in market value for these securities is primarily attributable to changes in interest rates. A variety of data is reviewed, including the aging and severity of unrealized losses, watch lists distributed by the asset managers, deviations in market prices between months, and results of tests indicating if any

22

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2006 and 2005
fixed maturity securities with unrealized losses have a credit rating below investment grade for 12 consecutive months. If a fixed maturity security is deemed other-than-temporarily impaired, then the security’s book value is written down to current market value with the Company recognizing an impairment loss in its current year statement of income. The remaining unrealized loss balance of approximately $258,000 is due to one U.S. Treasury security, which was depressed to only a minor extent, with fair value to amortized cost ratios greater than 96%.

Because the decline in market value is attributable to changes in interest rates and not credit quality and because the Company has the ability and intent to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2006.

As of December 31, 2006, the Company held no equity securities.

Maturities of Fixed Maturities

The amortized cost and estimated fair value of available-for-sale fixed maturity securities by contractual maturity at December 31, 2006 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized	Estimated
(in thousands of dollars)	Cost	Fair Value
Fixed maturities available-for-sale
Due in 1 year or less	$151,275	$151,489
Due after 1 year through 5 years	700,025	697,779
Due after 5 years through 10 years	1,246,791	1,231,205
Due after 10 years	1,191,497	1,213,934

	3,289,588	3,294,407

Mortgage-backed securities	2,147,121	2,136,616
Preferred stock with characteristics of debt securities	3,262	3,500

	$5,439,971	$5,434,523

Proceeds from sales and maturities of available-for-sale bonds and stocks and gross realized gains (losses) on such sales and impairments during the years ended December 31, 2006, 2005 and 2004 are as follows:

		Gross	Gross
(in thousands of dollars)	Proceeds	Gains	Losses
2006	$1,231,117	$14,157	$(10,459)
2005	1,453,054	32,430	(21,779)
2004	1,393,308	41,286	(18,753)
The Company holds a $75,000,000 Mount Rosa/Mount Evans bond; at par, as issued by the Mount Rosa 1 LTD, an Isle of Man exempted company, and Mount Evans Funding LLC, a Delaware

23

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2006 and 2005
Limited Liability Company. Both Mount Rosa 1 LTD and Mount Evans Funding LLC are not affiliated companies; however, in this special purpose vehicle bond, ZIC, an affiliated company, provides the underlying financial guarantee of interest, and American International Group, Inc., an unaffiliated company, provides the underlying guarantee of principal. The bond maturity date is December 27, 2031. The coupon rate for this bond is 7.24% and interest is paid semi-annually. On July 11, 2003, the Company acquired an additional $15,000,000 Mount Rosa/Mount Evans bond at par. The bond maturity date is July 17, 2033. The coupon rate for this bond is 6.15% and interest is paid semi-annually. The Company earned approximately $6,335,000, $6,335,000, and $6,388,000 of interest income in 2006, 2005, and 2004, respectively. The total market value of the bonds was approximately $95,197,000, $99,184,000, and $95,690,000 as of December 31, 2006, 2005, and 2004, respectively.

4.	Investment in Joint Ventures and Partnerships

The Company’s investments in joint venture and partnership interests accounted for under the equity method amounted to approximately $75,365,000 and $24,502,000 as of December 31, 2006 and 2005, respectively. The Company’s investments in joint venture and partnership interests as of December 31, 2006 and 2005 consisted of the following ownership interests:

2006
Portland Arena Management LLC	Real estate equity holding	6.45%
Colony Realty Partners LP	Real estate partnership	4.49%
Cobalt Industrial REIT LLC	Real estate investment trust	11.01%
Beacon Capital Strategic Partners IV, LP	Real estate partnership	0.74%
Blackstone Real Estate Partners V, LP	Real estate partnership	0.45%
Fillmore East Fund, LP	Real estate partnership	4.76%
Normandy Park Real Estate Fund Group, LLC	Real estate partnership	3.36%
Phillips Edison Shopping Center REIT, Inc.	Real estate partnership	9.09%

2005
Portland Arena Management LLC	Real estate equity holding	6.45%
Colony Realty Partners LP	Real estate partnership	4.49%
Cobalt Industrial REIT LLC	Real estate investment trust	10.08%
In 2005, the Company committed to invest $150,300,000 in U.S. real estate investment funds (“REITs”) and partnerships. As of December 31, 2006, approximately $74,352,000 has been funded with a remaining commitment of $75,948,000. As of December 31, 2005, the Company invested approximately $19,476,000 in REITs.

In November 2005, the Midwest Mezzanine Fund LP, a capital venture firm, in which the Company had a 16.78% interest in the joint venture, was dissolved. The Company received proceeds of approximately $32,000 for the final distribution.

5.	Disclosure About Fair Value of Financial Instruments

SFAS 107, Disclosures about Fair Value of Financial Instruments, requires disclosures of fair value information about financial instruments and includes assets and liabilities recognized or not

24

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2006 and 2005
recognized in the balance sheets, for which it is practicable to estimate fair value. In instances where quoted market prices are not available, fair values are based upon estimates using discounted cash flow or other valuation techniques. Those techniques are significantly affected by the assumptions used, including discount rates and estimates of the amount and timing of future cash flows. SFAS 107 excludes certain insurance liabilities and other non financial instruments from its disclosure requirements, such as the amount for the value associated with customer or agent relationships, the expected interest margin to be earned on future investment-type products, or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company’s business or financial condition based on the fair value information presented herein.

Cash and Cash Equivalents

The carrying amounts of these items are reasonable estimates of their fair value.

Fixed Maturities, Redeemable and Nonredeemable Preferred Stock, and Common Stock

The estimated fair value of bonds, redeemable and nonredeemable preferred stock, and common stock are based upon quoted market prices, dealer quotes, and prices obtained from independent pricing services.

Mortgage Loans

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate that is applicable to the yield, credit quality, and average maturity of the composite portfolio.

Policy Loans

The carrying amounts of these items are a reasonable estimate of their fair market values because interest rates are generally based on current market rates.

Joint Ventures and Partnerships

The carrying amounts of these items are reasonable estimates of their fair value.

S&P 500 Call Options

The Black-Scholes option pricing formula is a reasonable valuation method in estimating the fair market value of the S&P 500 call options.

Future Policy Benefits — Deferred Annuities

The estimated fair values are based on the currently available cash surrender value, similar to the demand deposit liabilities of depository institutions.

Other Policyholder Funds and Dividends

The estimated fair values are based on the currently available cash surrender value, similar to the demand deposit liabilities of depository institutions.

Notes Payable

The carrying amounts of these items are a reasonable estimate of their fair market value.

25

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2006 and 2005
Separate Accounts

Amounts are carried at market value of the underlying funds for financial statement purposes.

The estimated fair values and carrying values of the Company’s financial instruments as of December 31, 2006 and 2005 are as follows:

	2006		2005
	Carrying	Estimated	Carrying	Estimated
(in thousands of dollars)	Value	Fair Value	Value	Fair Value
Assets
Cash and cash equivalents	$115,828	$115,828	$100,977	$100,977
Fixed maturities available-for-sale	5,434,523	5,434,523	5,452,409	5,452,409
Nonredeemable preferred stock available-for-sale	—	—	12,931	12,931
Common stock available-for-sale	—	—	26,608	26,608
Mortgage loans	160	167	427	449
Policy loans	255,399	255,399	254,185	254,185
Joint ventures and partnerships	75,365	75,365	24,502	24,502
S&P 500 call options	4,408	4,408	2,481	2,481
Separate accounts	407,949	407,949	319,906	319,906

Liabilities
Future policy benefits — deferred annuities	1,772,669	1,720,673	1,826,579	1,770,146
Other policyholder funds and dividends	364,709	85,131	373,832	95,067
Notes payable	23,949	23,949	24,362	24,362
Separate accounts	407,949	407,949	319,906	319,906
6.	Value of Business Acquired

The changes in the VOBA at December 31 are as follows:

(in thousands of dollars)	2006	2005	2004
Balances at beginning of year	$204,102	$218,154	$239,293
Amortization related to operations	(21,806)	(34,250)	(35,664)
Interest accretion	13,391	14,528	15,672
Amortization related to net unrealized (losses) gains	3,129	5,670	(1,147)

Balances at end of year	$198,816	$204,102	$218,154

Based on current conditions and assumptions as to future events, the Company expects to amortize the December 31, 2006 balance as follows: approximately 7.0% in 2007, 8.0% in 2008, 2009 and 2010 and 9.0% in 2011. The discount rate used to determine the amortization rate of the VOBA ranged from 3.5% to 9.1% in 2006, 2005, and 2004.

26

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2006 and 2005
7.	Security Lending Arrangement

The Company has entered into a security lending agreement with a lending agent. The agreement authorizes the agent to lend securities held in the Company’s portfolio to a list of authorized borrowers. Concurrent with delivery of the securities, the borrower provides the Company with collateral equal to at least 102% of the market value of the loaned securities. The collateral is restricted.

The securities are marked-to-market on a daily basis, and the collateral is adjusted on the next business day. The collateral is invested in highly liquid, fixed income investments with a maturity of less than 1 year. Income earned from the security lending arrangement is shared 25% and 75% between the agent and the Company, respectively. Income earned by the Company was approximately $322,000, $567,000, and $283,000, in 2006, 2005, and 2004, respectively. The Company’s securities on loan as of December 31, 2006 and 2005 primarily consisted of U.S. Treasury fixed income and corporate securities and had an estimated fair value of approximately $329,822,000 and $301,350,000, respectively. The collateral as of December 31, 2006 and 2005 had an estimated fair value of approximately $337,018,000 and $308,054,000, respectively.

8.	Federal Income Taxes

The Company files a consolidated federal income tax return with FGI and its subsidiaries.

The method of allocation between the Company and FGI is subject to a written agreement. Allocation is based upon separate return calculations with current credit for net losses. Intercompany tax balances are settled quarterly based on estimated tax balances due within 45 days after the filing date of the consolidated federal income tax return. The Company’s current income tax receivable from/(payable to) FGI was approximately $2,248,000 and ($2,989,000) as of December 31, 2006 and 2005, respectively.

The components of the provision for income taxes for the years ended December 31, 2006, 2005 and 2004 are as follows:

(in thousands of dollars)	2006	2005	2004
Current
Federal	$52,861	$55,188	$58,529
State	900	(1,751)	1,174

Total current	53,761	53,437	59,703

Deferred
Federal	30,378	27,317	27,704
State	(227)	(570)	(545)

Total deferred	30,151	26,747	27,159

Total	$83,912	$80,184	$86,862

27

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2006 and 2005
A reconciliation of the amounts computed by applying the statutory U.S. federal income tax rate of 35% in 2006, 2005 and 2004 to income before income taxes and the actual provision for the years ended December 31, 2006, 2005 and 2004 is as follows:

	2006		2005		2004
(in thousands of dollars)	Amount	Percent	Amount	Percent	Amount	Percent
Expected tax expense	$83,420	35.00%	$88,240	35.00%	$86,725	35.00%
State taxes	673	0.27%	(2,329)	-0.92%	610	0.25%
Prior year adjustment	(73)	-0.03%	(6,020)	-2.39%	5	0.00%
Other, net	(108)	-0.04%	293	0.12%	(478)	-0.19%

Reported income tax expense	$83,912	35.20%	$80,184	31.81%	$86,862	35.06%

The temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2006 and 2005 relate to the following:

(in thousands of dollars)	2006	2005
Future policy benefits	$62,960	$69,950
Investments	12,753	22,296
Depreciable assets	1,213	—
Valuation of investments in securities	1,689	—
Other	23,697	28,171

Subtotal deferred tax assets	102,312	120,417

Deferred policy acquisition costs and value of life business acquired	(288,391)	(267,840)
Valuation of investments in securities	—	(26,426)
Depreciable assets	—	(1,689)

Subtotal deferred tax liabilities	(288,391)	(295,955)

Net deferred tax liabilities	$(186,079)	$(175,538)

Management believes that the deferred income tax assets listed are fully recoverable and, accordingly, no valuation allowance has been recorded. Management bases its assessment as to the realizability of the deferred income tax assets on available evidence including historical and projected operating results, estimated reversals of temporary differences and, where applicable, tax planning strategies. Estimates as to the realizability of deferred income tax assets are subject to change.

9.	Commitments and Contingencies

The Company is subject to lawsuits arising from the normal course of its business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In the opinion of management, the Company has not engaged in any conduct that should warrant the award of any material punitive or compensatory damages. Acting on the advice of counsel, the Company intends to defend vigorously its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company’s financial position, results of operations or cash flows.

28

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2006 and 2005
In October 2005, the Company became the sole member of WVGRR Properties LLC (the “LLC”). The Company’s investment in the LLC is consolidated in the Company’s current year financial statements. In order to purchase three investment properties, the LLC issued three notes to Teachers Insurance and Annuity Association of America (the “Lender”) in the amount of $24,416,000. Each note is secured by the three individual investment properties purchased by the LLC. The outstanding balances on these notes as of December 31, 2006 totaled approximately $23,949,000. The notes bear interest at a rate of 5.25%.

Future principal payments on the above notes as of December 31, 2006 are as follows:

Year Ending
December 31
(in thousands of dollars)
2007	$423
2008	446
2009	470
2010	495
2011	522
Thereafter	21,593

$23,949

In connection with its investment in the LLC, the Company has also provided a guarantee to the Lender to pay and perform, when due, the liabilities and to pay and demand expenses in connection with the acquisition of real estate properties by the LLC. It includes all losses suffered and liabilities and expenses incurred by the Lender arising out of fraud or willful or intentional misrepresentation by the LLC. It also covers the cost of remediation of any environmental activity or any other losses incurred by the Lender constituting an indemnified expense. The Company is not aware of any present or future losses as of December 31, 2006.

In December 2005, the Company sold its improved real property for $39,550,000. Under the agreement, the Company is leasing back the property from the purchaser for a period of 15 years. The sale-leaseback transaction does not include any form of continuing involvement that would preclude the company from using sale-leaseback accounting. The Company is accounting for the leaseback as an operating lease. The gain of approximately $26,051,000 realized in this transaction has been deferred and is being amortized to income in proportion to rent charged over the term of the lease. The Company recognized approximately $1,424,000 and $43,000 of this gain for the years ended December 31, 2006 and 2005, respectively. The lease contains 4 successive renewal options, each to extend the lease upon expiration for an additional 5 years. For the years ended December 31, 2006 and 2005, the total minimum rental expense incurred by the Company under this lease was approximately $2,834,000 and $63,000, respectively. SFAS 13, Accounting for Leases guidance provides that an operating expense lease should be recognized on a straight-line basis over the lease term, even if payments are not made on a straight-line basis. Accordingly, the lease will be recognized at the rate of approximately $2,834,000 per year for the original lease period of 15 years.

As of December 31, 2006, the future minimum rental payments required by the lease are as follows:

29

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2006 and 2005

Year Ending December 31
(in thousands of dollars)
2007	$2,394
2008	2,460
2009	2,527
2010	2,597
2011	2,668
Thereafter	27,475

Total future minimum payments required*	$40,121

*	Minimum payments have not been reduced by minimum sublease rentals of $121,551 due in the future under non-cancelable subleases.
The following schedule shows the composition of total rental expense for all operating leases except those with terms of a month or less that were not renewed:
(in thousands of dollars)

Year Ending December 31	2006	2005
Minimum rentals	$2,834	$63
Contingent rentals	—	—
Less: Sublease rentals	(68)	(6)

	$2,766	$57

10.	Regulatory Matters

The Company is required to file financial statements with the Office of the Insurance Commissioner of the State of Washington (“OIC”). These financial statements are prepared in accordance with accounting practices prescribed or permitted by the OIC. “Prescribed” statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. “Permitted” statutory accounting practices encompass all accounting practices that are not prescribed. Such practices may differ from state to state, may differ from company to company within a state and may change in the future. These statutory accounting practices differ from accounting principles generally accepted in the United States of America, which have been used to prepare the accompanying financial statements. The State of Washington requires insurance companies domiciled in the State of Washington to prepare statutory basis financial statements in accordance with the NAIC, Accounting Practices and Procedures (“NAIC SAP”).

The OIC has adopted certain prescribed accounting practices which differ from those found in the NAIC SAP. Specifically, the requirement to non-admit investments in foreign countries with certain sovereign debt ratings as stated in the Revised Code of Washington (“RCW’) 48.13.180. The NAIC SAP does not specifically address the accounting for these types of investments.

30

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2006 and 2005
As of December 31, 2006 and 2005, the Company non-admitted approximately $5,071,000 and $23,463,000, respectively, of its foreign investments as a result of the prescribed practice. The book value of foreign investments as of December 31, 2006 and 2005 were approximately $390,954,000 and $386,786,000, respectively.

The Company has adopted a permitted practice which differs from those found in the RCW as of December 31, 2005. Specifically, the requirement to non-admit real property in excess of limitations as stated in the RCW 48.13.170. With explicit permission of the Commissioner of Insurance of the OIC, the Company held real estate as admitted assets beyond the stated limitations. The book value of the real estate as of December 31, 2006 and 2005 were approximately $3,673,000 and $3,781,000, respectively.

Statutory stockholder’s equity was approximately $668,552,000 and $624,233,000 as of December 31, 2006 and 2005, respectively, and statutory net income was approximately $142,199,000, $175,287,000 and $164,164,000 for the years ended December 31, 2006, 2005 and 2004, respectively.

Statutory unassigned surplus of approximately $658,752,000 and $614,434,000 included in retained earnings at December 31, 2006 and 2005, respectively, is the amount held for the benefit of the stockholder. The entire amount in 2006 and 2005 is designated as stockholder’s surplus for tax purposes and would not subject the Company to taxation if paid as a cash dividend.

The NAIC requires life insurance companies to calculate a risk-based capital (“RBC”) ratio. This RBC is used for the regulation of life insurance companies and is used as a solvency benchmark by state insurance regulators. The formulas for determining the RBC specify various weighting factors that are applied to financial balances or various levels of activity based on degree of risk. The RBC ratio is determined by a ratio of the enterprise’s regulatory total adjusted capital to its authorized control level RBC, as defined by the NAIC. If the RBC ratio is below specific trigger points, the Company may be required to take corrective action. The Company’s ratios exceed regulatory requirements at December 31, 2006 and 2005. These ratios are not a required part of the financial statements, and therefore, were not subjected to the auditing procedures applied in the audit of the financial statements.

The amount of dividends that can be paid by the Company to its stockholder without prior approval of the OIC is limited to the greater of (i) 10% of its statutory unassigned surplus or (ii) the statutory net gain from operations from the preceding calendar year. A dividend paid that does not meet the above specifications is defined as an “extraordinary dividend” and requires advance approval from the OIC. The maximum dividend payout that could be made without prior approval is approximately $126,434,000 in 2007. Dividends are determined by the Board of Directors.

The Company paid $100,000,000, $610,500,000 and $117,600,000 in dividends in 2006, 2005, and 2004, respectively.

In 2005, an extraordinary dividend payment of $610,500,000 was made by the Company. The extraordinary dividend payment was approved by the OIC on September 8, 2005. The extraordinary dividend payment consisted of a cash payment and a transfer of the Company’s investments in two certificates of contribution and one surplus note of the P&C Group. The cash payment of the

31

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2006 and 2005
extraordinary dividend was $120,000,000. The book value of the two certificates of contribution and surplus note of the P&C Group was $490,500,000 as of the date of transfer.

The Company is required to deposit securities with state regulatory authorities. The fair value of these deposited securities was approximately $4,135,000 and $4,252,000 as of December 31, 2006 and 2005, respectively.

11.	Reinsurance

The Company has assumed and ceded business under both yearly renewable-term contracts and coinsurance contracts. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The policy benefit liabilities and unpaid claims amounts attributable to such business are stated as other receivables on the balance sheets, and totaled approximately $327,864,000 and $257,423,000 at December 31, 2006 and 2005, respectively.

The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Life commissions are reported net of expense reimbursements related to reinsured business.

The Company has established retention limits for new policy issuances. The maximum retention on new issues is $2,000,000 per life for certain universal life policies and $1,500,000 per life for all traditional policies except certain term life products. The excess risk is reinsured with unaffiliated reinsurers.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company utilizes several reinsurers to minimize concentration of credit risk, and evaluates the financial condition of its reinsurers and concentration of credit risk arising from similar characteristics of its reinsurers.

32

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2006 and 2005
Amounts included in the statements of income with respect to reinsurance assumed and ceded for the years ended December 31, 2006, 2005, and 2004 are as follows:

		Reinsurance	Reinsurance
(in thousands of dollars)	Direct	Assumed	Ceded	Net
2006
Premiums	$368,055	$25,989	$(191,980)	$202,064
Death and other benefits	243,033	25,038	(62,604)	205,467
Life commissions, net	23,970	288	(73,309)	(49,051)

2005
Premiums	339,789	21,727	(161,996)	199,520
Death and other benefits	233,277	21,649	(55,464)	199,462
Life commissions, net	23,100	246	(60,649)	(37,303)

2004
Premiums	307,029	18,718	(143,328)	182,419
Death and other benefits	214,252	18,355	(40,303)	192,304
Life commissions, net	22,281	268	(51,776)	(29,227)

33

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2006 and 2005
12.	Minimum Guarantees

The Company’s variable annuity product offers various guaranteed minimum death and income benefits.

The following summarizes the liabilities for guarantees on variable contracts reflected in the general account:

	Guaranteed	Guaranteed
	Minimum	Minimum
(in thousands of dollars)	Death Benefit	Income Benefit	Totals
Balances at December 31, 2004	$484	$571	$1,055
Incurred guarantee benefits	436	271	707
Paid guarantee benefits	(165)	—	(165)

Balances at December 31, 2005	$755	$842	$1,597

Weighted-average attained age of annuitant	56	50
Balances at December 31, 2005	$755	$842	$1,597
Incurred guarantee benefits	271	(428)	(157)
Paid guarantee benefits	118	—	118

Balances at December 31, 2006	$1,144	$414	$1,558

Weighted-average attained age of annuitant	58	54
The guaranteed minimum death benefit (“GMDB”) and guaranteed minimum income benefit (“GMIB”) liabilities equal the product of the ‘benefit ratio’ and the accumulated value of the contract charges earned to date, including accrued interest, less any excess contract benefit payments not covered by the policyholder account values. The benefit ratio equals the ratio of (1) the accumulated value of actual excess benefit payments plus the present value of expected future excess benefit payments, to (2) the accumulated value of all actual contract charges plus the present value of expected future contract charges. The GMDB and GMIB liabilities are recorded in future policy benefits on the Company’s balance sheet. Changes in the GMDB and GMIB liability are recorded in the increase in liability for future life benefits line item on the Company’s statement of income. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to expense on the Company’s statement of income, if actual experience or other evidence suggests that earlier assumptions should be revised.

34

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2006 and 2005
The GMDB and GMIB liabilities as of December 31, 2006 and 2005 were determined from a set of 10,000 randomly generated projections, where the expected market and bond returns varied by scenario. The projected market return for each projection year in each scenario was determined by randomly selecting an actual annual market return from the period between February 26, 1972 and December 31, 2006. The projected bond returns for each projection year and scenario were set to 4.31% and 4.15% in 2006 and 2005, respectively, in the first projection year for all scenarios. For future years they were determined to be either the same as that for the prior projection year, 15% higher than that amount, or 15% lower. The excess of the bond returns over the credited rate on fixed funds was assumed to be a maximum of 1.75%, but restricted by the minimum 3% guaranteed credited rate.

The following assumptions consist of significant projection assumptions that did not vary by scenario:
-	Annuitant mortality was from the 1994 GMDB ALB tables.

-	Surrender rates varied from 3% in the early years up to a maximum rate of 15% in policy year 8, when the initial surrender charge expires, with an ultimate rate of 8%.

-	The expense-load and surrender-charge assumptions were consistent with the policy provisions.

-	The discount rate assumed was 3.25%, the average rate currently credited on fixed funds.
The Company did not have any net amount at risk related to its GMDB and GMIB benefit features offered with its variable annuity contracts as of December 31, 2006 and 2005. The GMDB feature provides a death benefit feature equal to the greater of account value or gross premiums. There were no individual gross premiums greater than account value as of December 31, 2006 and 2005. The GMIB benefit feature does not provide any benefits if annuitization occurs during the first 10 policy years. The Company initially issued its variable annuity product in 2000.

Invested in equity securities in the variable separate accounts at December 31, 2006 are approximately $92,185,000 of account balances of contracts with GMDB, approximately $27,894,000 of account balances of contracts with GMIB, and approximately $19,726,000 of account balances of contracts with both GMDB and GMIB.

Invested in equity securities in the variable separate accounts at December 31, 2005 are approximately $71,066,000 of account balances of contracts with GMDB, approximately $28,112,000 of account balances of contracts with GMIB, and approximately $20,052,000 of account balances of contracts with both GMDB and GMIB.

13.	Employees’ Retirement Plans

FGI sponsors a qualified, noncontributory defined benefit pension plan covering substantially all employees who have reached age 21 and rendered 1 year of service participation in the plan. The benefits are based on years of service and the employee’s compensation during the last 5 years of employment. FGI’s funding policy is to make sufficient contributions to the pension plan to fully provide for employees’ benefits at the time of retirement.

35

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2006 and 2005
In addition, the Company provides postretirement benefits to retired employees through a plan also sponsored by FGI.

The Company has no legal obligation for benefits under these plans. FGI charges the Company an allocated share of such contribution based on characteristics of the population of plan participants. For 2006, 2005 and 2004, respectively, pension costs (credits) of approximately $3,060,000, $2,925,000 and $2,774,000 were allocated to the Company. Pension plan liabilities are only recorded by FGI.

14.	Employees’ Profit Sharing Plans

FGI and its subsidiaries have 2 profit sharing plans providing for cash payments to all eligible employees. The 2 plans, Cash Profit Sharing Plan and Deferred Profit Sharing Plan, provide for a maximum aggregate expense of 15% of FGI and its subsidiaries’ consolidated annual pretax earnings, as adjusted. The Deferred Profit Sharing Plan, limited to 10% of pretax earnings, as adjusted, or 15% of the salary or wage paid or accrued to the eligible employees, provides for an annual contribution by FGI and its subsidiaries to a trust for eventual payment to employees as provided in the plan. The Cash Profit Sharing Plan provides for annual cash distributions to eligible employees if certain criteria are met. The Cash Profit Sharing Plan is limited to 5% of pretax earnings, as adjusted, or 5% of eligible employees’ salaries or wages paid or accrued.

The Company’s share of expense under these plans was approximately $6,605,000, $5,884,000, and $5,384,000, in 2006, 2005, and 2004, respectively.

15.	Equity-Indexed Annuities

The Company sells an equity-indexed annuity product. At the end of its 7 year term, this product credits interest to the annuitant at a rate based on a specified portion of the change in the value of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), subject to a guaranteed annual minimum return.

To hedge the interest liability generated on the annuities as the index rises, the Company purchases call options on the S&P 500 Index. The Company considers such call options to be held as an economic hedge. As of December 31, 2006 and 2005, the Company had call options with contract values of approximately $61,239,000 and $86,597,000, respectively, and carrying values of approximately $4,408,000 and $2,481,000, respectively.

The cash requirement of the S&P 500 call options consist of the initial premium paid to purchase the call options. Should a liability exist to the annuitant at maturity of the annuity policy, the termination or maturity of the option contracts will generate positive cash flow to the Company. The appropriate amount of cash flow will then be remitted to the annuitant based on the respective participation rate. The S&P 500 call options are generally expected to be held for a 7 year term, but can be sold at any time.

In 2006, the Company had 17,919 S&P 500 call option contracts that expired upon reaching their 7 year term. The expired S&P 500 call options were acquired in February 1999 through January 2000, with contract values of $26,540,000 and carrying values of $0 at the date of expiration. The Company received no expiration proceeds, resulting in no realized gains or losses on expiration.

36

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2006 and 2005
In 2005, the Company had 24,976 S&P 500 call option contracts that expired upon reaching their 7 year term. The expired S&P 500 call options were acquired in February 1998 through January 1999, with contract values of $27,034,000 and carrying values of approximately $317,000 at the date of expiration. The Company received approximately $268,000 in expiration proceeds, resulting in approximately $49,000 realized loss on expiration.

In 2004, the Company had 15,766 S&P 500 call option contracts that expired upon reaching their 7 year term. The expired S&P 500 call options were acquired in May 1997 through January 1998, with contract values of approximately $14,555,000 and carrying values of approximately $1,177,000 at the date of expiration. The Company received approximately $1,225,000 in expiration proceeds, resulting in approximately $48,000 realized gain on expiration.

There are certain risks associated with the S&P 500 call options, primarily with respect to significant movements in the United States stock market and counterparty nonperformance. The Company believes that the counterparties to its S&P 500 call option agreements are financially responsible and that the counterparty risk associated with these transactions is minimal.

16.	Related Parties

The Company entered into a modified coinsurance agreement (“Agreement”) on December 1, 2003 with an affiliate, KI. KI is an Illinois domiciled stock life insurance company, ultimately owned by ZFS. Initially, the Company transferred to KI all existing Non-Qualified Individual Flexible Payment Deferred (“NQ-FPDA”) and Non-Qualified Individual Single Premium Deferred (“NQ-SPDA”) annuities, totaling approximately 36% of the Company’s annuity business in-force as of December 1, 2003. In exchange, the Company received an initial commission of $36,500,000. No portion of the assets constituting the consideration has been transferred to KI. Subsequent new issues of NQ-FPDA and NQ-SPDA annuities will be transferred to KI under the Agreement. The Company has a management and service agreement with KI to provide services reasonably necessary pursuant to the Agreement. As of December 31, 2006 and 2005, the Company had receivables from KI of approximately $768,232,000 and $796,776,000, respectively, related to the Agreement. As of December 31, 2006 and 2005, the Company had payables to KI of approximately $738,522,000 and $776,443,000, respectively, related to the Agreement.

As a result of the Agreement, the Company established an unearned revenue reserve. This balance consisted of the deferral of the initial ceding commission and other front-end fees related to the ceded block of business. This amount is accreted in relation to the present value of expected gross profits on the ceded block of business. Such accretion is in direct proportion to the amortization of deferred policy acquisition costs for a given policy form and is recorded as other income in the statements of income. As of December 31, 2006 and 2005, the unearned revenue reserve balance was approximately $49,212,000 and $47,749,000, respectively. The Company accreted approximately $479,000 and ($4,644,000) into income for the years ended December 31, 2006 and 2005, respectively.

The Agreement contains an embedded derivative asset/(liability) of approximately $25,727,000 and $16,808,000 as of December 31, 2006 and 2005, respectively. The changes in fair value of this embedded derivative are recorded as other income/(loss) in the Company’s statements of income, which resulted in income of approximately $8,918,000 and $21,443,000 for the years ended December 31, 2006 and 2005, respectively.

37

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2006 and 2005
The Agreement does not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for all annuities transferred; therefore, a credit exposure exists to the extent that KI does not meet its obligations under the Agreement. Failure of KI to honor its obligation could result in losses to the Company.

Since the underlying contracts in the Agreement are fixed annuity contracts, the Agreement does not transfer significant insurance risk under generally accepted accounting principles and is accounted for on a deposit method of accounting.

FGI has agreements with the Company to provide sales and marketing services, as well as human resource, information technology, real estate, tax and payroll, investments, purchasing, warehousing, corporate legal, internal audit and communication services. Fees charged to the Company by FGI for sales and marketing services were approximately $31,342,000, $29,379,000, and $27,494,000 for the years ended December 31, 2006, 2005 and 2004, respectively. These fees are accounted for as deferred policy acquisition costs except for advertising expenses, which are expensed as incurred, of approximately $1,864,000, $2,118,000, and $2,272,000 for the years ended December 31, 2006, 2005 and 2004, respectively.

In 2004, the Company transitioned its information technology services to FGI, which resulted in information technology service charges of approximately $14,581,000, $12,527,000 and $11,417,000 for the years ended December 31, 2006, 2005 and 2004, respectively.

17.	Surplus Note, Certificates of Contribution and Notes Receivable of The P&C Group

From time-to-time, the Company has purchased surplus notes or certificates of contribution of the P&C Group in order to supplement the policyholders’ surplus of the P&C Group.

Conditions governing repayment of the amounts are outlined in the surplus note and certificates of contribution. Generally, repayment may be made only when the surplus balance of the issuer reaches a specified level and then only after approval is granted by the issuer’s governing Board and the appropriate state insurance regulatory department.

As of December 31, 2006, the Company held no investments in surplus notes or certificates of contribution from the P&C Group (Note 10). Information regarding the surplus note and certificates of contribution from the P&C Group as of December 31, 2004, which the Company paid as part of the dividend to FGI in 2005 (Note 10), are as follows:

				Interest
(in thousands of dollars)	2004	Maturity Date	Term	Rate
Surplus note	$87,500	December 2013	10 year	6.15%
Certificate of contribution	107,000	September 2006	5 year	6.00%
Certificate of contribution	296,000	August 2014	10 year	6.15%

	$490,500

Interest received from the surplus note, certificates of contribution, and promissory notes totaled approximately $0, $29,412,000 and $33,611,000 for the years ended December 31, 2006, 2005 and 2004, respectively.

38

Farmers New World Life Insurance Company
(A wholly owned subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2006 and 2005
18.	Subsequent Events

On January 2, 2007, the Company and sole shareholder of Leschi Life Assurance Company (“Leschi”) initially contributed $250,000 in cash in exchange for 250,000 shares of $1 par value common stock in Leschi, a special purpose financial captive organized and incorporated under the laws of the State of South Carolina as defined under South Carolina Code of Laws Section 38-90-420(19). In addition, the Company contributed $44,750,000 in cash for paid-in capital and contributed surplus. Leschi was organized for the purpose of providing reinsurance for business issued by the Company.

The Company is authorized and agrees to provide customary administrative services on behalf of Leschi.

The incorporation of Leschi, a subsidiary of the Company, did not have a material effect on the Company’s financial statements.

39

Farmers Variable Life
Separate Account A of
Farmers New World Life
Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Financial Statements
December 31, 2007

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Index
December 31, 2007

Page(s)
Report of Independent Registered Public Accounting Firm	1

Financial Statements

Statement of Assets and Liabilities	2-10

Statement of Operations	11-18

Statements of Changes in Net Assets	19-31

Notes to Financial Statements	32-53

Report of Independent Registered Public Accounting Firm
To the Board of Directors of
Farmers New World Life Insurance Company and the
Policyholders of Farmers Variable Life Separate Account A
In our opinion, the accompanying statement of assets and liabilities, including the related statement of operations, statements of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company (the “Account”) (comprised of the Social Mid Cap Growth Portfolio of the Calvert Variable Series, Inc.; the Developing Leaders and Quality Bond Portfolios of the Dreyfus Variable Investment Fund – Service Class Shares; the Socially Responsible Growth Fund of the Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares; the Equity 500 Index VIP of the DWS Investments VIT Funds – Class B Shares; the Bond, the Global Opportunities, the Growth and Income, and the International VIPs of the DWS Variable Series I – Class A Shares; the Dreman High Return Equity, the Government & Agency Securities, the High Income, the Money Market, and the Small Cap Growth VIPs of the DWS Variable Series II – Class A Shares; the Growth, the Index 500, and the Mid Cap Portfolios of Fidelity Variable Insurance Products Funds VIP – Service Class Shares; the Developing Markets Securities, the Global Asset Allocation, the Small — Mid Cap Growth Securities, and the Small Cap Value Securities Funds of the Franklin Templeton Variable Insurance Products Trust – Class 2 Shares; the Capital Growth, the Mid Cap Value, and the Structured Small Cap Equity Funds of the Goldman Sachs Variable Insurance Trust; the Balanced Portfolio – Service Shares, the Forty Portfolio – Institutional Shares, and the Mid Cap Growth Portfolio – Service Shares of the Janus Aspen Series; the Foreign Bond (U.S. Dollar Hedged) and the Low Duration Portfolios of the PIMCO Variable Insurance Trust – Administrative Class Shares; the Equity Income Account I and the Large Cap Blend, the Growth, the Diversified International, the MidCap Stock, the SmallCap Growth, the West Coast Equity, the Income, the Money Market, the Short Term Income, and the Mortgage Securities Accounts of the Principal Variable Contracts (“PVC”) Fund, Inc. – Class 2 Shares; and the Balanced, the Conservative Balanced, the Conservative Growth, the Flexible Income, and the Strategic Growth Portfolios of the PVC Fund, Inc. – Strategic Asset Management Portfolios – Class 2 Shares) at December 31, 2007, the results of each of their operations for the period ended, the changes in each of their net assets for each of the two periods then ended, and the financial highlights for each of the five periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Account’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Seattle, Washington
April 26, 2008

1

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Statement of Assets and Liabilities
December 31, 2007

				Dreyfus Socially
	Calvert			Responsible	DWS
	Variable	Dreyfus Variable		Growth	Investments
	Series, Inc.	Investment Fund		Fund, Inc.	VIT Funds
	Social			Socially
	Mid Cap	Developing	Quality	Responsible	Equity 500
	Growth	Leaders	Bond	Growth	Index
	Portfolio (3)	Portfolio	Portfolio	Fund	VIP
ASSETS
Investments, at fair value	$88,939	$2,335,350	$964,408	$69,625	$1,188,985
Dividends receivable	—	—	—	—	—

Total assets	88,939	2,335,350	964,408	69,625	1,188,985
LIABILITIES
Payable to Farmers New World Life Insurance Company	67	1,765	736	52	698

Net assets	$88,872	$2,333,585	$963,672	$69,573	$1,188,287

Accumulation units outstanding	7,534	222,413	78,008	7,592	72,075

Shares owned in each portfolio	2,912	73,117	87,356	2,302	76,610

Market value per share	$30.54	$31.94	$11.04	$30.25	$15.52

Cost of investments	$82,371	$2,595,497	$957,196	$54,937	$1,012,080

Contracts with Total Expenses of 0.70% (1)
Net assets	$—	$—	$—	$—	$1,188,287
Accumulation units outstanding	—	—	—	—	72,075
Unit value of accumulation units	$—	$—	$—	$—	$16.49
Contracts with Total Expenses of 0.90% (2)
Net assets	$88,872	$2,333,585	$963,672	$69,573	$—
Accumulation units outstanding	7,534	222,413	78,008	7,592	—
Unit value of accumulation units	$11.80	$10.49	$12.35	$9.16	$—
The accompanying notes are an integral part of these financial statements.

2

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Statement of Assets and Liabilities
December 31, 2007

	DWS Variable Series I				DWS Variable Series II
			Growth		Dreman	Government
		Global	and		High Return	& Agency
	Bond	Opportunities	Income	International	Equity	Securities
	VIP	VIP	VIP	VIP	VIP	VIP
ASSETS
Investments, at fair value	$2,569,305	$4,460,784	$2,579,393	$7,705,880	$15,148,220	$1,391,405
Dividends receivable	—	—	—	—	—	—

Total assets	2,569,305	4,460,784	2,579,393	7,705,880	15,148,220	1,391,405
LIABILITIES
Payable to Farmers New World Life Insurance Company	1,926	3,373	1,960	5,841	11,403	1,057

Net assets	$2,567,379	$4,457,411	$2,577,433	$7,700,039	$15,136,817	$1,390,348

Accumulation units outstanding	179,212	239,198	250,251	736,926	757,991	97,713

Shares owned in each portfolio	368,095	244,025	238,612	513,383	1,051,960	112,391

Market value per share	$6.98	$18.28	$10.81	$15.01	$14.40	$12.38

Cost of investments	$2,519,854	$2,991,270	$2,020,265	$4,680,448	$12,399,816	$1,359,719

Contracts with Total Expenses of 0.70% (1)
Net assets	$—	$—	$—	$—	$111,137	$—
Accumulation units outstanding	—	—	—	—	8,870	—
Unit value of accumulation units	$—	$—	$—	$—	$12.53	$—
Contracts with Total Expenses of 0.90% (2)
Net assets	$2,567,379	$4,457,411	$2,577,433	$7,700,039	$15,025,680	$1,390,348
Accumulation units outstanding	179,212	239,198	250,251	736,926	749,121	97,713
Unit value of accumulation units	$14.33	$18.63	$10.30	$10.45	$20.06	$14.23
The accompanying notes are an integral part of these financial statements.

3

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Statement of Assets and Liabilities
December 31, 2007

				Fidelity Variable
	DWS Variable Series II, Continued			Insurance Products Funds VIP
	High	Money	Small Cap
	Income	Market	Growth	Growth	Index 500	Mid Cap
	VIP	VIP	VIP	Portfolio	Portfolio	Portfolio
ASSETS
Investments, at fair value	$2,119,183	$371,537	$312,326	$9,319,781	$7,921,916	$3,493,848
Dividends receivable	—	652	—	—	—	—

Total assets	2,119,183	372,189	312,326	9,319,781	7,921,916	3,493,848
LIABILITIES
Payable to Farmers New World Life Insurance Company	1,600	329	239	7,026	5,988	2,636

Net assets	$2,117,583	$371,860	$312,087	$9,312,755	$7,915,928	$3,491,212

Accumulation units outstanding	148,761	31,410	61,164	806,705	646,484	148,502

Shares owned in each portfolio	271,342	371,537	20,725	207,152	48,405	97,105

Market value per share	$7.81	$1.00	$15.07	$44.99	$163.66	$35.98

Cost of investments	$2,136,701	$371,537	$229,100	$6,541,242	$6,508,865	$2,762,086

Contracts with Total Expenses of 0.70% (1)
Net assets	$—	$—	$—	$197,915	$—	$—
Accumulation units outstanding	—	—	—	13,175	—	—
Unit value of accumulation units	$—	$—	$—	$15.02	$—	$—
Contracts with Total Expenses of 0.90% (2)
Net assets	$2,117,583	$371,860	$312,087	$9,114,840	$7,915,928	$3,491,212
Accumulation units outstanding	148,761	31,410	61,164	793,530	646,484	148,502
Unit value of accumulation units	$14.23	$11.84	$5.10	$11.49	$12.24	$23.51
The accompanying notes are an integral part of these financial statements.

4

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Statement of Assets and Liabilities
December 31, 2007

	Franklin Templeton Variable				Goldman Sachs
	Insurance Products Trust				Variable Insurance Trust
	Developing	Global	Small - Mid	Small Cap			Structured
	Markets	Asset	Cap Growth	Value	Capital	Mid Cap	Small Cap
	Securities	Allocation	Securities	Securities	Growth	Value	Equity
	Fund	Fund	Fund	Fund	Fund	Fund	Fund
ASSETS
Investments, at fair value	$2,363,072	$503,910	$1,788,982	$851,981	$7,227,729	$5,371,786	$515,591
Dividends receivable	—	—	—	—	—	—	—

Total assets	2,363,072	503,910	1,788,982	851,981	7,227,729	5,371,786	515,591
LIABILITIES
Payable to Farmers New World Life Insurance Company	1,745	378	1,354	606	5,465	4,061	364

Net assets	$2,361,327	$503,532	$1,787,628	$851,375	$7,222,264	$5,367,725	$515,227

Accumulation units outstanding	98,195	28,621	144,893	66,583	675,309	257,538	39,026

Shares owned in each portfolio	147,692	34,705	78,087	49,823	567,771	383,152	48,141

Market value per share	$16.00	$14.52	$22.91	$17.10	$12.73	$14.02	$10.71

Cost of investments	$1,751,041	$573,876	$1,393,403	$924,728	$5,695,732	$5,396,221	$632,353

Contracts with Total Expenses of 0.70% (1)
Net assets	$—	$—	$—	$189,913	$—	$110,920	$93,606
Accumulation units outstanding	—	—	—	14,791	—	8,196	8,870
Unit value of accumulation units	$—	$—	$—	$12.84	$—	$13.53	$10.55
Contracts with Total Expenses of 0.90% (2)
Net assets	$2,361,327	$503,532	$1,787,628	$661,462	$7,222,264	$5,256,805	$421,621
Accumulation units outstanding	98,195	28,621	144,893	51,792	675,309	249,342	30,156
Unit value of accumulation units	$24.05	$17.59	$12.34	$12.77	$10.69	$21.08	$13.98
The accompanying notes are an integral part of these financial statements.

5

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Statement of Assets and Liabilities
December 31, 2007

				PIMCO Variable
	Janus Aspen Series			Insurance Trust
			Mid Cap	Foreign
	Balanced	Forty	Growth	Bond
	Portfolio	Portfolio	Portfolio	Portfolio	Low
	(Service	(Institutional	(Service	(U.S. Dollar	Duration
	Shares)	Shares)	Shares)	Hedged)	Portfolio
ASSETS
Investments, at fair value	$773,118	$13,354,797	$1,754,852	$2,130,426	$2,515,736
Dividends receivable	—	—	—	—	—

Total assets	773,118	13,354,797	1,754,852	2,130,426	2,515,736
LIABILITIES
Payable to Farmers New World Life Insurance Company	582	10,168	1,300	1,611	1,906

Net assets	$772,536	$13,344,629	$1,753,552	$2,128,815	$2,513,830

Accumulation units outstanding	55,836	1,300,875	129,419	153,233	186,996

Shares owned in each portfolio	24,875	324,303	45,054	210,516	244,246

Market value per share	$31.08	$41.18	$38.95	$10.12	$10.30

Cost of investments	$652,435	$7,098,286	$1,029,082	$2,123,807	$2,474,305

Contracts with Total Expenses of 0.70% (1)
Net assets	$—	$—	$227,940	$—	$—
Accumulation units outstanding	—	—	13,944	—	—
Unit value of accumulation units	$—	$—	$16.35	$—	$—
Contracts with Total Expenses of 0.90% (2)
Net assets	$772,536	$13,344,629	$1,525,612	$2,128,815	$2,513,830
Accumulation units outstanding	55,836	1,300,875	115,475	153,233	186,996
Unit value of accumulation units	$13.84	$10.26	$13.21	$13.89	$13.44
The accompanying notes are an integral part of these financial statements.

6

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Statement of Assets and Liabilities
December 31, 2007

	PVC Fund, Inc.
	Equity	Large Cap		Diversified	MidCap	SmallCap	West Coast
	Income	Blend	Growth	International	Stock	Growth	Equity
	Account I (4)	Account (5)	Account (6)	Account (7)	Account (8)	Account (9)	Account (10)
ASSETS
Investments, at fair value	$3,824,996	$165,640	$229,962	$712,202	$2,619,292	$1,334,279	$1,317,865
Dividends receivable	—	—	—	—	—	—	—

Total assets	3,824,996	165,640	229,962	712,202	2,619,292	1,334,279	1,317,865
LIABILITIES
Payable to Farmers New World Life Insurance Company	2,667	105	134	425	1,917	986	847

Net assets	$3,822,329	$165,535	$229,828	$711,777	$2,617,375	$1,333,293	$1,317,018

Accumulation units outstanding	207,651	10,688	13,048	29,171	164,370	134,387	76,485

Shares owned in each portfolio	199,530	13,156	12,847	32,805	173,463	117,869	52,778

Market value per share	$19.17	$12.59	$17.90	$21.71	$15.10	$11.32	$24.97

Cost of investments	$3,497,259	$152,131	$178,786	$679,301	$2,661,074	$1,028,858	$1,177,094

Contracts with Total Expenses of 0.70% (1)
Net assets	$1,315,263	$165,535	$229,828	$711,777	$252,141	$145,517	$855,531
Accumulation units outstanding	67,133	10,688	13,048	29,171	14,864	8,107	43,183
Unit value of accumulation units	$19.59	$15.49	$17.61	$24.40	$16.96	$17.95	$19.81
Contracts with Total Expenses of 0.90% (2)
Net assets	$2,507,066	$—	$—	$—	$2,365,234	$1,187,776	$461,487
Accumulation units outstanding	140,518	—	—	—	149,506	126,280	33,302
Unit value of accumulation units	$17.84	$—	$—	$—	$15.82	$9.41	$13.86
The accompanying notes are an integral part of these financial statements.

7

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Statement of Assets and Liabilities
December 31, 2007

					PVC Fund, Inc. -
					Strategic Asset
	PVC Fund, Inc., Continued				Management Portfolios
		Money	Short Term	Mortgage		Conservative
	Income	Market	Income	Securities	Balanced	Balanced
	Account (11)	Account (12)	Account (13)	Account (14)	Portfolio (15)	Portfolio (16)
ASSETS
Investments, at fair value	$97,592	$1,821	$5,129	$13,141	$6,788,364	$885,130
Dividends receivable	—	2	—	—	—	—

Total assets	97,592	1,823	5,129	13,141	6,788,364	885,130
LIABILITIES
Payable to Farmers New World Life Insurance Company	58	1	2	7	4,904	613

Net assets	$97,534	$1,822	$5,127	$13,134	$6,783,460	$884,517

Accumulation units outstanding	8,110	167	460	1,152	416,823	60,304

Shares owned in each portfolio	9,384	1,820	2,060	1,255	356,532	68,244

Market value per share	$10.40	$1.00	$2.49	$10.47	$19.04	$12.97

Cost of investments	$97,193	$1,821	$5,165	$12,934	$5,842,144	$798,735

Contracts with Total Expenses of 0.70% (1)
Net assets	$97,534	$1,822	$5,127	$13,134	$1,346,418	$319,112
Accumulation units outstanding	8,110	167	460	1,152	84,805	22,342
Unit value of accumulation units	$12.03	$10.88	$11.13	$11.41	$15.88	$14.28
Contracts with Total Expenses of 0.90% (2)
Net assets	$—	$—	$—	$—	$5,437,042	$565,405
Accumulation units outstanding	—	—	—	—	332,018	37,962
Unit value of accumulation units	$—	$—	$—	$—	$16.38	$14.89
The accompanying notes are an integral part of these financial statements.

8

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Statement of Assets and Liabilities
December 31, 2007

	PVC Fund, Inc. - Strategic Asset
	Management Portfolios, Continued
	Conservative	Flexible	Strategic
	Growth	Income	Growth
	Portfolio (17)	Portfolio (18)	Portfolio (19)
ASSETS
Investments, at fair value	$16,960,619	$399,693	$23,886,683
Dividends receivable	—	—	—

Total assets	16,960,619	399,693	23,886,683
LIABILITIES
Payable to Farmers New World Life Insurance Company	12,422	276	17,314

Net assets	$16,948,197	$399,417	$23,869,369

Accumulation units outstanding	958,738	29,711	1,282,894

Shares owned in each portfolio	806,496	28,029	1,004,909

Market value per share	$21.03	$14.26	$23.77

Cost of investments	$14,194,917	$386,959	$19,422,177

Contracts with Total Expenses of 0.70% (1)
Net assets	$2,222,749	$151,040	$4,321,089
Accumulation units outstanding	127,970	11,587	233,937
Unit value of accumulation units	$17.37	$13.04	$18.47
Contracts with Total Expenses of 0.90% (2)
Net assets	$14,725,448	$248,377	$19,548,280
Accumulation units outstanding	830,768	18,124	1,048,957
Unit value of accumulation units	$17.73	$13.70	$18.64
The accompanying notes are an integral part of these financial statements.

9

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Statement of Assets and Liabilities
December 31, 2007

(1)	Offered in Life Accumulator product (Note 1)

(2)	Offered in Variable Universal Life product (Note 1)

(3)	Merged with Social Small Cap Growth Portfolio effective September 27, 2007

(4)	The WM Equity Income Fund changed its name to PVC Equity Income Account I effective January 5, 2007

(5)	The WM Growth & Income Fund changed its name to PVC Large Cap Blend Account effective January 5, 2007

(6)	The WM Growth Fund changed its name to PVC Growth Account effective January 5, 2007

(7)	The WM International Growth Fund changed its name to PVC Diversified International Account effective January 5, 2007

(8)	The WM Mid Cap Stock Fund changed its name to PVC MidCap Stock Account effective January 5, 2007

(9)	The WM Small Cap Growth Fund changed its name to PVC SmallCap Growth Account effective January 5, 2007

(10)	The WM West Coast Equity Fund changed its name to PVC West Coast Equity Account effective January 5, 2007

(11)	The WM Income Fund changed its name to PVC Income Account effective January 5, 2007

(12)	The WM Money Market Fund changed its name to PVC Money Market Account effective January 5, 2007

(13)	The WM Short Term Income Fund changed its name to PVC Short Term Income Account effective January 5, 2007

(14)	The WM U.S. Government Securities Fund changed its name to PVC Mortgage Securities Account effective January 5, 2007

(15)	The WM Balanced Portfolio changed its name to PVC Balanced Portfolio effective January 5, 2007

(16)	The WM Conservative Balanced Portfolio changed its name to PVC Conservative Balanced Portfolio effective January 5, 2007

(17)	The WM Conservative Growth Portfolio changed its name to PVC Conservative Growth Portfolio effective January 5, 2007

(18)	The WM Flexible Income Portfolio changed its name to PVC Flexible Income Portfolio effective January 5, 2007

(19)	The WM Strategic Growth Portfolio changed its name to PVC Strategic Growth Portfolio effective January 5, 2007
The accompanying notes are an integral part of these financial statements.

10

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Statement of Operations
Period Ended December 31, 2007

				Dreyfus
				Socially	DWS
	Calvert Variable	Dreyfus Variable		Responsible	Investments
	Series, Inc.	Investment Fund		Growth Fund, Inc	VIT Funds	DWS Variable Series I
	Social			Socially
	Mid Cap	Developing	Quality	Responsible	Equity 500		Global
	Growth	Leaders	Bond	Growth	Index	Bond	Opportunities
	Portfolio (1)	Portfolio	Portfolio	Fund	VIP	VIP	VIP
Investment income:
Dividends and capital gain distributions	$2,727	$310,553	$54,316	$163	$12,789	$87,575	$313,624

Total investment income	2,727	310,553	54,316	163	12,789	87,575	313,624

Expenses:
Mortality and expense risk	740	21,224	10,292	564	7,439	19,419	35,990

Total expenses	740	21,224	10,292	564	7,439	19,419	35,990

Net investment income (loss)	1,987	289,329	44,024	(401)	5,350	68,156	277,634

Realized gains (losses) on investments:
Proceeds from sales	17,177	192,823	1,682,443	8,698	102,923	891,142	235,631
Cost of investments sold	(17,512)	(241,970)	(1,706,579)	(8,818)	(103,556)	(900,390)	(248,077)

Net realized gain (loss) from investment transactions	(335)	(49,147)	(24,136)	(120)	(633)	(9,248)	(12,446)

Net unrealized appreciation (depreciation) of investments:
Beginning of period	4,714	273,485	(11,129)	10,347	140,681	30,928	1,443,010
End of period	6,568	(260,147)	7,212	14,688	176,905	49,451	1,469,514

Change in net unrealized appreciation (depreciation) of investments	1,854	(533,632)	18,341	4,341	36,224	18,523	26,504

Net increase (decrease) in net assets from operations	$3,506	$(293,450)	$38,229	$3,820	$40,941	$77,431	$291,692

The accompanying notes are an integral part of these financial statements.

11

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Statement of Operations
Period Ended December 31, 2007

	DWS Variable
	Series I, Continued		DWS Variable Series II
	Growth		Dreman	Government
	and		High Return	& Agency	High	Money	Small Cap
	Income	International	Equity	Securities	Income	Market	Growth
	VIP	VIP	VIP	VIP	VIP	VIP	VIP
Investment income:
Dividends and capital gain distributions	$65,133	$162,840	$313,458	$61,327	$142,145	$17,170	$—

Total investment income	65,133	162,840	313,458	61,327	142,145	17,170	—

Expenses:
Mortality and expense risk	23,006	62,507	130,211	11,820	17,178	3,183	2,817

Total expenses	23,006	62,507	130,211	11,820	17,178	3,183	2,817

Net investment income (loss)	42,127	100,333	183,247	49,507	124,967	13,987	(2,817)

Realized gains (losses) on investments:
Proceeds from sales	271,723	449,013	525,068	221,258	188,288	84,323	45,161
Cost of investments sold	(271,564)	(450,761)	(547,059)	(226,587)	(203,413)	(84,323)	(44,553)

Net realized gain (loss) from investment transactions	159	(1,748)	(21,991)	(5,329)	(15,125)	—	608

Net unrealized appreciation (depreciation) of investments:
Beginning of period	587,682	2,276,392	3,336,745	9,766	98,273	—	65,285
End of period	559,128	3,025,432	2,748,404	31,686	(17,518)	—	83,226

Change in net unrealized appreciation (depreciation) of investments	(28,554)	749,040	(588,341)	21,920	(115,791)	—	17,941

Net increase (decrease) in net assets from operations	$13,732	$847,625	$(427,085)	$66,098	$(5,949)	$13,987	$15,732

The accompanying notes are an integral part of these financial statements.

12

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Statement of Operations
Period Ended December 31, 2007

	Fidelity Variable			Franklin Templeton Variable
	Insurance Products Funds VIP			Insurance Products Trust
				Developing	Global	Small - Mid	Small Cap
				Markets	Asset	Cap Growth	Value
	Growth	Index 500	Mid Cap	Securities	Allocation	Securities	Securities
	Portfolio	Portfolio	Portfolio	Fund	Fund	Fund	Fund
Investment income:
Dividends and capital gain distributions	$53,575	$251,174	$256,434	$168,363	$159,814	$122,098	$47,724

Total investment income	53,575	251,174	256,434	168,363	159,814	122,098	47,724

Expenses:
Mortality and expense risk	70,464	64,394	26,813	15,468	3,677	15,203	5,449

Total expenses	70,464	64,394	26,813	15,468	3,677	15,203	5,449

Net investment income (loss)	(16,889)	186,780	229,621	152,895	156,137	106,895	42,275

Realized gains (losses) on investments:
Proceeds from sales	813,689	517,305	139,180	87,834	38,958	163,038	41,889
Cost of investments sold	(750,671)	(523,672)	(142,771)	(91,227)	(59,484)	(165,621)	(46,005)

Net realized gain (loss) from investment transactions	63,018	(6,367)	(3,591)	(3,393)	(20,526)	(2,583)	(4,116)

Net unrealized appreciation (depreciation) of investments:
Beginning of period	1,029,915	1,304,713	580,675	343,893	32,483	344,643	17,600
End of period	2,778,539	1,413,051	731,762	612,031	(69,966)	395,579	(72,747)

Change in net unrealized appreciation (depreciation) of investments	1,748,624	108,338	151,087	268,138	(102,449)	50,936	(90,347)

Net increase (decrease) in net assets from operations	$1,794,753	$288,751	$377,117	$417,640	$33,162	$155,248	$(52,188)

The accompanying notes are an integral part of these financial statements.

13

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Statement of Operations
Period Ended December 31, 2007

	Goldman Sachs						PIMCO Variable
	Variable Insurance Trust			Janus Aspen Series			Insurance Trust
						Mid Cap	Foreign
			Structured	Balanced	Forty	Growth	Bond
	Capital	Mid Cap	Small Cap	Portfolio	Portfolio	Portfolio	Portfolio	Low
	Growth	Value	Equity	(Service	(Institutional	(Service	(U.S. Dollar	Duration
	Fund	Fund	Fund	Shares)	Shares)	Shares)	Hedged)	Portfolio
Investment income:
Dividends and capital gain distributions	$13,240	$842,041	$58,425	$15,351	$40,345	$9,303	$63,101	$103,904

Total investment income	13,240	842,041	58,425	15,351	40,345	9,303	63,101	103,904

Expenses:
Mortality and expense risk	57,954	46,930	3,058	5,643	100,400	13,456	16,835	19,678

Total expenses	57,954	46,930	3,058	5,643	100,400	13,456	16,835	19,678

Net investment income (loss)	(44,714)	795,111	55,367	9,708	(60,055)	(4,153)	46,266	84,226

Realized gains (losses) on investments:
Proceeds from sales	741,289	665,366	28,129	72,726	625,634	150,240	234,952	269,161
Cost of investments sold	(720,377)	(674,694)	(32,973)	(73,505)	(601,622)	(152,311)	(243,066)	(274,115)

Net realized gain (loss) from investment transactions	20,912	(9,328)	(4,844)	(779)	24,012	(2,071)	(8,114)	(4,954)

Net unrealized appreciation (depreciation) of investments:
Beginning of period	954,588	648,236	10,177	75,718	2,710,030	445,619	(5,463)	(17,612)
End of period	1,531,997	(24,435)	(116,762)	120,683	6,256,511	725,770	6,619	41,431

Change in net unrealized appreciation (depreciation) of investments	577,409	(672,671)	(126,939)	44,965	3,546,481	280,151	12,082	59,043

Net increase (decrease) in net assets from operations	$553,607	$113,112	$(76,416)	$53,894	$3,510,438	$273,927	$50,234	$138,315

The accompanying notes are an integral part of these financial statements.

14

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Statement of Operations
Period Ended December 31, 2007

	PVC Fund, Inc.
	Equity	Large Cap		Diversified	MidCap	SmallCap	West Coast
	Income	Blend	Growth	International	Stock	Growth	Equity
	Account I (2)	Account (3)	Account (4)	Account (5)	Account (6)	Account (7)	Account (8)
Investment income:
Dividends and capital gain distributions	$178,422	$7,543	$—	$104,107	$170,654	$—	$41,674

Total investment income	178,422	7,543	—	104,107	170,654	—	41,674

Expenses:
Mortality and expense risk	28,407	1,149	1,241	3,723	22,158	13,726	8,477

Total expenses	28,407	1,149	1,241	3,723	22,158	13,726	8,477

Net investment income (loss)	150,015	6,394	(1,241)	100,384	148,496	(13,726)	33,197

Realized gains (losses) on investments:
Proceeds from sales	467,917	93,541	245,400	1,025,901	785,687	2,499,311	162,279
Cost of investments sold	(477,252)	(95,516)	(245,793)	(1,028,235)	(896,499)	(2,554,971)	(164,693)

Net realized gain (loss) from investment transactions	(9,335)	(1,975)	(393)	(2,334)	(110,812)	(55,660)	(2,414)

Net unrealized appreciation (depreciation) of investments:
Beginning of period	358,284	13,188	12,783	63,593	309,163	251,769	96,595
End of period	327,737	13,509	51,176	32,901	(41,782)	305,421	140,771

Change in net unrealized appreciation (depreciation) of investments	(30,547)	321	38,393	(30,692)	(350,945)	53,652	44,176

Net increase (decrease) in net assets from operations	$110,133	$4,740	$36,759	$67,358	$(313,261)	$(15,734)	$74,959

The accompanying notes are an integral part of these financial statements.

15

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Statement of Operations
Period Ended December 31, 2007

					PVC Fund, Inc. -
					Strategic Asset
	PVC Fund, Inc., Continued				Management Portfolios
		Money	Short Term	Mortgage		Conservative
	Income	Market	Income	Securities	Balanced	Balanced
	Account (9)	Account (10)	Account (11)	Account (12)	Portfolio (13)	Portfolio (14)
Investment income:
Dividends and capital gain distributions	$4,453	$2,955	$220	$490	$134,025	$33,320

Total investment income	4,453	2,955	220	490	134,025	33,320

Expenses:
Mortality and expense risk	530	448	33	71	51,212	6,352

Total expenses	530	448	33	71	51,212	6,352

Net investment income (loss)	3,923	2,507	187	419	82,813	26,968

Realized gains (losses) on investments:
Proceeds from sales	11,233	85,166	603	1,211	286,919	56,517
Cost of investments sold	(11,480)	(85,166)	(612)	(1,234)	(290,119)	(57,309)

Net realized gain (loss) from investment transactions	(247)	—	(9)	(23)	(3,200)	(792)

Net unrealized appreciation (depreciation) of investments:
Beginning of period	115	—	(19)	22	610,202	65,491
End of period	399	—	(36)	207	946,220	86,395

Change in net unrealized appreciation (depreciation) of investments	284	—	(17)	185	336,018	20,904

Net increase (decrease) in net assets from operations	$3,960	$2,507	$161	$581	$415,631	$47,080

The accompanying notes are an integral part of these financial statements.

16

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Statement of Operations
Period Ended December 31, 2007

	PVC Fund, Inc. - Strategic Asset
	Management Portfolios, Continued
	Conservative	Flexible	Strategic
	Growth	Income	Growth
	Portfolio (15)	Portfolio (16)	Portfolio (17)
Investment income:
Dividends and capital gain distributions	$205,408	$19,432	$192,815

Total investment income	205,408	19,432	192,815

Expenses:
Mortality and expense risk	128,180	2,707	181,111

Total expenses	128,180	2,707	181,111

Net investment income (loss)	77,228	16,725	11,704

Realized gains (losses) on investments:
Proceeds from sales	476,536	35,440	757,169
Cost of investments sold	(486,858)	(36,650)	(776,023)

Net realized gain (loss) from investment transactions	(10,322)	(1,210)	(18,854)

Net unrealized appreciation (depreciation) of investments:
Beginning of period	1,752,117	12,786	2,875,051
End of period	2,765,702	12,734	4,464,506

Change in net unrealized appreciation (depreciation) of investments	1,013,585	(52)	1,589,455

Net increase (decrease) in net assets from operations	$1,080,491	$15,463	$1,582,305

The accompanying notes are an integral part of these financial statements.

17

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Statement of Operations
Period Ended December 31, 2007

(1)	Merged with Social Small Cap Growth Portfolio effective September 27, 2007

(2)	The WM Equity Income Fund changed its name to PVC Equity Income Account I effective January 5, 2007

(3)	The WM Growth & Income Fund changed its name to PVC Large Cap Blend Account effective January 5, 2007

(4)	The WM Growth Fund changed its name to PVC Growth Account effective January 5, 2007

(5)	The WM International Growth Fund changed its name to PVC Diversified International Account effective January 5, 2007

(6)	The WM Mid Cap Stock Fund changed its name to PVC MidCap Stock Account effective January 5, 2007

(7)	The WM Small Cap Growth Fund changed its name to PVC SmallCap Growth Account effective January 5, 2007

(8)	The WM West Coast Equity Fund changed its name to PVC West Coast Equity Account effective January 5, 2007

(9)	The WM Income Fund changed its name to PVC Income Account effective January 5, 2007

(10)	The WM Money Market Fund changed its name to PVC Money Market Account effective January 5, 2007

(11)	The WM Short Term Income Fund changed its name to PVC Short Term Income Account effective January 5, 2007

(12)	The WM U.S. Government Securities Fund changed its name to PVC Mortgage Securities Account effective January 5, 2007

(13)	The WM Balanced Portfolio changed its name to PVC Balanced Portfolio effective January 5, 2007

(14)	The WM Conservative Balanced Portfolio changed its name to PVC Conservative Balanced Portfolio effective January 5, 2007

(15)	The WM Conservative Growth Portfolio changed its name to PVC Conservative Growth Portfolio effective January 5, 2007

(16)	The WM Flexible Income Portfolio changed its name to PVC Flexible Income Portfolio effective January 5, 2007

(17)	The WM Strategic Growth Portfolio changed its name to PVC Strategic Growth Portfolio effective January 5, 2007
The accompanying notes are an integral part of these financial statements.

18

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Periods Ended December 31, 2007 and 2006

	Calvert Variable
	Series, Inc.		Dreyfus Variable Investment Fund
	Social Mid Cap		Developing		Quality
	Growth Portfolio (1)		Leaders Portfolio		Bond Portfolio
	2007	2006	2007	2006	2007	2006
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$1,987	$(605)	$289,329	$139,509	$44,024	$27,072
Net realized gain (loss) from investment transactions	(335)	(1,179)	(49,147)	(4,753)	(24,136)	(2,898)
Change in net unrealized appreciation (depreciation) of investments	1,854	781	(533,632)	(72,985)	18,341	171

Net increase (decrease) in net assets from operations	3,506	(1,003)	(293,450)	61,771	38,229	24,345

From contract transactions:
Payments received from contract owners	31,662	34,102	808,527	799,088	261,767	278,887
Transfers for contract benefits and terminations	(1,458)	(5,769)	(114,218)	(100,582)	(55,631)	(39,076)
Contract maintenance charges	(13,169)	(12,573)	(330,893)	(332,189)	(113,738)	(119,001)
Transfers between subaccounts (including fixed account), net	(3,452)	176	25,923	34,655	(19,575)	(23,442)

Net increase (decrease) in net assets from contract transactions	13,583	15,936	389,339	400,972	72,823	97,368

Total increase (decrease) in net assets	17,089	14,933	95,889	462,743	111,052	121,713
Net assets at beginning of period	71,783	56,850	2,237,696	1,774,953	852,620	730,907

Net assets at end of period	$88,872	$71,783	$2,333,585	$2,237,696	$963,672	$852,620

Analysis of increase (decrease) in units outstanding:
Units sold	4,491	2,398	50,247	38,195	143,383	11,416
Units redeemed	(3,318)	(1,069)	(15,354)	(3,284)	(136,034)	(3,132)

Increase (decrease) in units outstanding	1,173	1,329	34,893	34,911	7,349	8,284
Beginning units	6,361	5,032	187,520	152,609	70,659	62,375

Ending units	7,534	6,361	222,413	187,520	78,008	70,659

The accompanying notes are an integral part of these financial statements.

19

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Periods Ended December 31, 2007 and 2006

	Dreyfus
	Socially Responsible		DWS Investments
	Growth Fund, Inc.		VIT Funds (2)		DWS Variable Series I (4)
	Socially Responsible		Equity 500				Global
	Growth Fund		Index VIP (3)		Bond VIP (5)		Opportunities VIP (6)
	2007	2006	2007	2006	2007	2006	2007	2006
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(401)	$(407)	$5,350	$1,103	$68,156	$38,205	$277,634	$1,506
Net realized gain (loss) from investment transactions	(120)	106	(633)	(615)	(9,248)	(6,484)	(12,446)	(2,859)
Change in net unrealized appreciation (depreciation) of investments	4,341	4,247	36,224	102,026	18,523	19,871	26,504	564,129

Net increase (decrease) in net assets from operations	3,820	3,946	40,941	102,514	77,431	51,592	291,692	562,776

From contract transactions:
Payments received from contract owners	23,489	21,923	448,478	451,826	1,250,501	754,585	1,500,987	1,130,386
Transfers for contract benefits and terminations	(401)	(1,089)	(20,132)	(49,358)	(107,485)	(60,156)	(195,823)	(157,431)
Contract maintenance charges	(11,179)	(9,759)	(142,353)	(136,300)	(525,934)	(317,673)	(671,822)	(520,660)
Transfers between subaccounts (including fixed account), net	(1,168)	(2,644)	(37,230)	(45,139)	269,459	97,101	92,034	(15,028)

Net increase (decrease) in net assets from contract transactions	10,741	8,431	248,763	221,029	886,541	473,857	725,376	437,267

Total increase (decrease) in net assets	14,561	12,377	289,704	323,543	963,972	525,449	1,017,068	1,000,043
Net assets at beginning of period	55,012	42,635	898,583	575,040	1,603,407	1,077,958	3,440,343	2,440,300

Net assets at end of period	$69,573	$55,012	$1,188,287	$898,583	$2,567,379	$1,603,407	$4,457,411	$3,440,343

Analysis of increase (decrease) in units outstanding:
Units sold	2,137	2,092	21,159	25,111	125,407	41,604	50,622	33,869
Units redeemed	(939)	(1,050)	(5,930)	(9,898)	(61,747)	(6,676)	(11,460)	(5,507)

Increase (decrease) in units outstanding	1,198	1,042	15,229	15,213	63,660	34,928	39,162	28,362
Beginning units	6,394	5,352	56,846	41,633	115,552	80,624	200,036	171,674

Ending units	7,592	6,394	72,075	56,846	179,212	115,552	239,198	200,036

The accompanying notes are an integral part of these financial statements.

20

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Periods Ended December 31, 2007 and 2006

	DWS Variable Series I, (4) Continued				DWS Variable Series II (9)
	Growth and				Dreman High Return		Government & Agency
	Income VIP (7)		International VIP (8)		Equity VIP (10)		Securities VIP (11)
	2007	2006	2007	2006	2007	2006	2007	2006
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$42,127	$1,299	$100,333	$45,960	$183,247	$607,947	$49,507	$34,910
Net realized gain (loss) from investment transactions	159	393	(1,748)	(3,396)	(21,991)	(1,753)	(5,329)	(7,662)
Change in net unrealized appreciation (depreciation) of investments	(28,554)	275,151	749,040	1,097,631	(588,341)	1,279,384	21,920	10,206

Net increase (decrease) in net assets from operations	13,732	276,843	847,625	1,140,195	(427,085)	1,885,578	66,098	37,454

From contract transactions:
Payments received from contract owners	483,724	532,086	2,269,832	1,782,649	5,002,911	4,127,837	307,427	334,694
Transfers for contract benefits and terminations	(122,828)	(113,468)	(340,145)	(257,212)	(690,029)	(594,460)	(41,962)	(86,343)
Contract maintenance charges	(240,735)	(256,580)	(1,059,696)	(833,558)	(2,174,365)	(1,825,831)	(138,917)	(150,742)
Transfers between subaccounts (including fixed account), net	(41,789)	(117,951)	(58,152)	(99,358)	234,121	(188,760)	(31,689)	(65,375)

Net increase (decrease) in net assets from contract transactions	78,372	44,087	811,839	592,521	2,372,638	1,518,786	94,859	32,234

Total increase (decrease) in net assets	92,104	320,930	1,659,464	1,732,716	1,945,553	3,404,364	160,957	69,688
Net assets at beginning of period	2,485,329	2,164,399	6,040,575	4,307,859	13,191,264	9,786,900	1,229,391	1,159,703

Net assets at end of period	$2,577,433	$2,485,329	$7,700,039	$6,040,575	$15,136,817	$13,191,264	$1,390,348	$1,229,391

Analysis of increase (decrease) in units outstanding:
Units sold	32,147	23,069	118,969	91,564	138,915	101,446	22,137	11,098
Units redeemed	(24,287)	(18,400)	(38,540)	(19,320)	(22,056)	(19,125)	(15,146)	(8,725)

Increase (decrease) in units outstanding	7,860	4,669	80,429	72,244	116,859	82,321	6,991	2,373
Beginning units	242,391	237,722	656,497	584,253	641,132	558,811	90,722	88,349

Ending units	250,251	242,391	736,926	656,497	757,991	641,132	97,713	90,722

The accompanying notes are an integral part of these financial statements.

21

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Periods Ended December 31, 2007 and 2006

							Fidelity Variable
							Insurance Products
	DWS Variable Series II, (9) Continued						Funds VIP
			Money		Small Cap
	High Income VIP (12)		Market VIP (13)		Growth VIP (14)		Growth Portfolio
	2007	2006	2007	2006	2007	2006	2007	2006
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$124,967	$94,955	$13,987	$10,650	$(2,817)	$(2,432)	$(16,889)	$(35,690)
Net realized gain (loss) from investment transactions	(15,125)	(3,220)	—	—	608	(535)	63,018	(2,482)
Change in net unrealized appreciation (depreciation) of investments	(115,791)	45,708	—	—	17,941	14,488	1,748,624	363,711

Net increase (decrease) in net assets from operations	(5,949)	137,443	13,987	10,650	15,732	11,521	1,794,753	325,539

From contract transactions:
Payments received from contract owners	779,959	681,892	99,433	107,387	73,448	79,754	2,940,282	2,477,647
Transfers for contract benefits and terminations	(89,760)	(71,083)	(9,678)	(10,168)	(13,644)	(5,898)	(397,441)	(293,272)
Contract maintenance charges	(340,866)	(298,140)	(49,698)	(47,629)	(31,873)	(32,815)	(1,280,142)	(1,024,713)
Transfers between subaccounts (including fixed account), net	48,713	(3,960)	2,195	(3,414)	(27,465)	(3,878)	(151,966)	86,839

Net increase (decrease) in net assets from contract transactions	398,046	308,709	42,252	46,176	466	37,163	1,110,733	1,246,501

Total increase (decrease) in net assets	392,097	446,152	56,239	56,826	16,198	48,684	2,905,486	1,572,040
Net assets at beginning of period	1,725,486	1,279,334	315,621	258,795	295,889	247,205	6,407,269	4,835,229

Net assets at end of period	$2,117,583	$1,725,486	$371,860	$315,621	$312,087	$295,889	$9,312,755	$6,407,269

Analysis of increase (decrease) in units outstanding:
Units sold	39,675	24,911	10,658	6,052	8,470	10,048	175,814	149,251
Units redeemed	(12,194)	(2,085)	(6,986)	(1,896)	(8,339)	(2,214)	(68,956)	(9,209)

Increase (decrease) in units outstanding	27,481	22,826	3,672	4,156	131	7,834	106,858	140,042
Beginning units	121,280	98,454	27,738	23,582	61,033	53,199	699,847	559,805

Ending units	148,761	121,280	31,410	27,738	61,164	61,033	806,705	699,847

The accompanying notes are an integral part of these financial statements.

22

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Periods Ended December 31, 2007 and 2006

	Fidelity Variable				Franklin Templeton Variable Insurance
	Insurance Products Funds VIP, Continued				Products Trust
					Developing Markets		Global Asset
	Index 500 Portfolio		Mid Cap Portfolio		Securities Fund		Allocation Fund
	2007	2006	2007	2006	2007	2006	2007	2006
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$186,780	$27,970	$229,621	$197,171	$152,895	$1,641	$156,137	$26,627
Net realized gain (loss) from investment transactions	(6,367)	(1,167)	(3,591)	(6,627)	(3,393)	(1,533)	(20,526)	(1,133)
Change in net unrealized appreciation (depreciation) of investments	108,338	704,774	151,087	23,901	268,138	215,272	(102,449)	15,265

Net increase (decrease) in net assets from operations	288,751	731,577	377,117	214,445	417,640	215,380	33,162	40,759

From contract transactions:
Payments received from contract owners	2,918,564	2,419,081	1,209,778	875,046	996,603	580,477	224,857	99,009
Transfers for contract benefits and terminations	(324,084)	(262,524)	(106,599)	(90,698)	(79,058)	(45,899)	(7,594)	(4,829)
Contract maintenance charges	(1,212,704)	(1,008,009)	(495,653)	(356,154)	(431,043)	(252,150)	(86,009)	(40,240)
Transfers between subaccounts (including fixed account), net	53,688	23,448	100,820	100,637	228,550	206,892	41,175	49,143

Net increase (decrease) in net assets from contract transactions	1,435,464	1,171,996	708,346	528,831	715,052	489,320	172,429	103,083

Total increase (decrease) in net assets	1,724,215	1,903,573	1,085,463	743,276	1,132,692	704,700	205,591	143,842
Net assets at beginning of period	6,191,713	4,288,140	2,405,749	1,662,473	1,228,635	523,935	297,941	154,099

Net assets at end of period	$7,915,928	$6,191,713	$3,491,212	$2,405,749	$2,361,327	$1,228,635	$503,532	$297,941

Analysis of increase (decrease) in units outstanding:
Units sold	156,582	115,433	36,806	30,153	36,769	32,078	12,329	7,962
Units redeemed	(37,995)	(6,462)	(5,423)	(3,347)	(3,783)	(2,171)	(2,172)	(961)

Increase (decrease) in units outstanding	118,587	108,971	31,383	26,806	32,986	29,907	10,157	7,001
Beginning units	527,897	418,926	117,119	90,313	65,209	35,302	18,464	11,463

Ending units	646,484	527,897	148,502	117,119	98,195	65,209	28,621	18,464

The accompanying notes are an integral part of these financial statements.

23

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Periods Ended December 31, 2007 and 2006

	Franklin Templeton Variable Insurance
	Products Trust, Continued				Goldman Sachs Variable Insurance Trust
	Small - Mid Cap		Small Cap Value		Capital
	Growth Securities Fund		Securities Fund		Growth Fund		Mid Cap Value Fund
	2007	2006	2007	2006	2007	2006	2007	2006
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$106,895	$(11,564)	$42,275	$4,295	$(44,714)	$(36,118)	$795,111	$486,545
Net realized gain (loss) from investment transactions	(2,583)	(954)	(4,116)	(1,005)	20,912	(2,032)	(9,328)	(4,924)
Change in net unrealized appreciation (depreciation) of investments	50,936	110,521	(90,347)	16,823	577,409	412,346	(672,671)	120,007

Net increase (decrease) in net assets from operations	155,248	98,003	(52,188)	20,113	553,607	374,196	113,112	601,628

From contract transactions:
Payments received from contract owners	499,224	505,159	655,588	207,862	2,477,411	2,183,860	1,546,673	1,652,317
Transfers for contract benefits and terminations	(85,943)	(63,277)	(18,660)	(5,210)	(329,943)	(258,323)	(252,483)	(206,322)
Contract maintenance charges	(218,067)	(208,866)	(196,190)	(74,767)	(1,058,840)	(909,835)	(701,075)	(722,058)
Transfers between subaccounts (including fixed account), net	(41,741)	13,250	141,754	132,986	(28,447)	30,762	(161,878)	(79,115)

Net increase (decrease) in net assets from contract transactions	153,473	246,266	582,492	260,871	1,060,181	1,046,464	431,237	644,822

Total increase (decrease) in net assets	308,721	344,269	530,304	280,984	1,613,788	1,420,660	544,349	1,246,450
Net assets at beginning of period	1,478,907	1,134,638	321,071	40,087	5,608,476	4,187,816	4,823,376	3,576,926

Net assets at end of period	$1,787,628	$1,478,907	$851,375	$321,071	$7,222,264	$5,608,476	$5,367,725	$4,823,376

Analysis of increase (decrease) in units outstanding:
Units sold	24,760	24,930	45,331	21,884	168,571	120,521	51,037	42,502
Units redeemed	(12,017)	(2,000)	(3,043)	(1,108)	(65,627)	(7,993)	(29,969)	(6,356)

Increase (decrease) in units outstanding	12,743	22,930	42,288	20,776	102,944	112,528	21,068	36,146
Beginning units	132,150	109,220	24,295	3,519	572,365	459,837	236,470	200,324

Ending units	144,893	132,150	66,583	24,295	675,309	572,365	257,538	236,470

The accompanying notes are an integral part of these financial statements.

24

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Periods Ended December 31, 2007 and 2006

	Goldman Sachs
	Variable Insurance
	Trust, Continued		Janus Aspen Series
							Mid Cap
	Structured Small		Balanced Portfolio		Forty Portfolio		Growth Portfolio
	Cap Equity Fund (15)		(Service Shares)		(Institutional Shares)		(Service Shares)
	2007	2006	2007	2006	2007	2006	2007	2006
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$55,367	$14,041	$9,708	$4,792	$(60,055)	$(42,813)	$(4,153)	$(9,759)
Net realized gain (loss) from investment transactions	(4,844)	430	(779)	(201)	24,012	(7,908)	(2,071)	860
Change in net unrealized appreciation (depreciation) of investments	(126,939)	1,370	44,965	33,898	3,546,481	768,212	280,151	144,164

Net increase (decrease) in net assets from operations	(76,416)	15,841	53,894	38,489	3,510,438	717,491	273,927	135,265

From contract transactions:
Payments received from contract owners	400,548	103,773	331,156	206,270	3,017,683	2,673,377	441,639	329,292
Transfers for contract benefits and terminations	(7,800)	(6,871)	(30,048)	(13,971)	(563,968)	(393,849)	(66,508)	(44,915)
Contract maintenance charges	(140,919)	(34,551)	(117,461)	(82,095)	(1,459,791)	(1,208,785)	(186,652)	(143,854)
Transfers between subaccounts (including fixed account), net	137,874	38,373	44,795	(24,145)	(497,041)	(116,401)	32,621	14,004

Net increase (decrease) in net assets from contract transactions	389,703	100,724	228,442	86,059	496,883	954,342	221,100	154,527

Total increase (decrease) in net assets	313,287	116,565	282,336	124,548	4,007,321	1,671,833	495,027	289,792
Net assets at beginning of period	201,940	85,375	490,200	365,652	9,337,308	7,665,475	1,258,525	968,733

Net assets at end of period	$515,227	$201,940	$772,536	$490,200	$13,344,629	$9,337,308	$1,753,552	$1,258,525

Analysis of increase (decrease) in units outstanding:
Units sold	28,387	11,018	22,347	12,157	124,338	169,171	25,997	21,177
Units redeemed	(2,118)	(3,889)	(5,235)	(5,043)	(59,223)	(32,850)	(10,355)	(6,740)

Increase (decrease) in units outstanding	26,269	7,129	17,112	7,114	65,115	136,321	15,642	14,437
Beginning units	12,757	5,628	38,724	31,610	1,235,760	1,099,439	113,777	99,340

Ending units	39,026	12,757	55,836	38,724	1,300,875	1,235,760	129,419	113,777

The accompanying notes are an integral part of these financial statements.

25

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Periods Ended December 31, 2007 and 2006

	PIMCO Variable
	Insurance Trust				PVC Fund, Inc.
	Foreign
	Bond Portfolio		Low		Equity		Large Cap
	(U.S. Dollar Hedged)		Duration Portfolio		Income Account I(16)		Blend Account(17)
	2007	2006	2007	2006	2007	2006	2007	2006
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$46,266	$55,653	$84,226	$56,620	$150,015	$103,281	$6,394	$346
Net realized gain (loss) from investment transactions	(8,114)	(1,005)	(4,954)	(1,582)	(9,335)	(2,958)	(1,975)	(105)
Change in net unrealized appreciation (depreciation) of investments	12,082	(33,528)	59,043	(2,062)	(30,547)	206,314	321	10,826

Net increase (decrease) in net assets from operations	50,234	21,120	138,315	52,976	110,133	306,637	4,740	11,067

From contract transactions:
Payments received from contract owners	811,294	757,664	914,742	830,966	1,736,764	1,344,914	91,125	57,790
Transfers for contract benefits and terminations	(85,785)	(72,559)	(97,892)	(84,893)	(164,493)	(59,885)	(7,217)	(3,116)
Contract maintenance charges	(340,520)	(315,358)	(390,229)	(348,255)	(634,116)	(455,535)	(29,216)	(19,011)
Transfers between subaccounts (including fixed account), net	15,107	17,330	(878)	21,635	89,413	265,292	(20,038)	18,177

Net increase (decrease) in net assets from contract transactions	400,096	387,077	425,743	419,453	1,027,568	1,094,786	34,654	53,840

Total increase (decrease) in net assets	450,330	408,197	564,058	472,429	1,137,701	1,401,423	39,393	64,907
Net assets at beginning of period	1,678,485	1,270,288	1,949,772	1,477,343	2,684,628	1,283,205	126,142	61,235

Net assets at end of period	$2,128,815	$1,678,485	$2,513,830	$1,949,772	$3,822,329	$2,684,628	$165,535	$126,142

Analysis of increase (decrease) in units outstanding:
Units sold	45,416	31,449	52,090	36,991	269,972	73,272	254,813	4,437
Units redeemed	(16,258)	(2,474)	(19,411)	(3,159)	(213,990)	(6,324)	(252,617)	(516)

Increase (decrease) in units outstanding	29,158	28,975	32,679	33,832	55,982	66,948	2,196	3,921
Beginning units	124,075	95,100	154,317	120,485	151,669	84,721	8,492	4,571

Ending units	153,233	124,075	186,996	154,317	207,651	151,669	10,688	8,492

The accompanying notes are an integral part of these financial statements.

26

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Periods Ended December 31, 2007 and 2006

	PVC Fund, Inc., Continued
			Diversified
	Growth		International		MidCap		SmallCap Growth
	Account(18)		Account(19)		Stock Account(20)		Account(21)
	2007	2006	2007	2006	2007	2006	2007	2006
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(1,241)	$(733)	$100,384	$1,569	$148,496	$170,614	$(13,726)	$(8,840)
Net realized gain (loss) from investment transactions	(393)	(215)	(2,334)	383	(110,812)	(7,364)	(55,660)	(5,733)
Change in net unrealized appreciation (depreciation) of investments	38,393	5,963	(30,692)	45,630	(350,945)	71,158	53,652	70,285

Net increase (decrease) in net assets from operations	36,759	5,015	67,358	47,582	(313,261)	234,408	(15,734)	55,712

From contract transactions:
Payments received from contract owners	80,838	59,262	285,909	173,768	1,333,096	745,283	406,056	394,195
Transfers for contract benefits and terminations	(1,721)	(1,276)	(17,532)	(4,980)	(122,246)	(85,562)	(80,377)	(44,645)
Contract maintenance charges	(30,033)	(20,124)	(94,772)	(55,926)	(529,709)	(297,110)	(167,294)	(155,696)
Transfers between subaccounts (including fixed account), net	10,747	2,671	115,935	43,603	313,406	31,538	70,392	(29,430)

Net increase (decrease) in net assets from contract transactions	59,831	40,533	289,540	156,465	994,547	394,149	228,777	164,424

Total increase (decrease) in net assets	96,590	45,548	356,898	204,047	681,286	628,557	213,043	220,136
Net assets at beginning of period	133,238	87,690	354,879	150,832	1,936,089	1,307,532	1,120,250	900,114

Net assets at end of period	$229,828	$133,238	$711,777	$354,879	$2,617,375	$1,936,089	$1,333,293	$1,120,250

Analysis of increase (decrease) in units outstanding:
Units sold	142,039	3,350	267,683	10,119	281,312	30,303	583,793	24,485
Units redeemed	(138,232)	(428)	(255,248)	(1,879)	(227,662)	(6,104)	(568,280)	(7,242)

Increase (decrease) in units outstanding	3,807	2,922	12,435	8,240	53,650	24,199	15,513	17,243
Beginning units	9,241	6,319	16,736	8,496	110,720	86,521	118,874	101,631

Ending units	13,048	9,241	29,171	16,736	164,370	110,720	134,387	118,874

The accompanying notes are an integral part of these financial statements.

27

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Periods Ended December 31, 2007 and 2006

	PVC Fund, Inc., Continued
	West Coast		Income		Money Market		Short Term
	Equity Account(22)		Account(23)		Account(24)		Income Account(25)
	2007	2006	2007	2006	2007	2006	2007	2006
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$33,197	$10,207	$3,923	$1,870	$2,507	$899	$187	$124
Net realized gain (loss) from investment transactions	(2,414)	(1,352)	(247)	(364)	—	—	(9)	(21)
Change in net unrealized appreciation (depreciation) of investments	44,176	57,520	284	317	—	—	(17)	29

Net increase (decrease) in net assets from operations	74,959	66,375	3,960	1,823	2,507	899	161	132

From contract transactions:
Payments received from contract owners	602,062	405,626	42,834	36,512	1,223	1,163	1,519	1,426
Transfers for contract benefits and terminations	(38,321)	(25,500)	(276)	(31)	—	—	(19)	—
Contract maintenance charges	(234,246)	(145,917)	(14,584)	(12,442)	(4,616)	(3,309)	(683)	(656)
Transfers between subaccounts (including fixed account), net	83,127	115,605	10,231	2,575	(80,103)	83,757	27	—

Net increase (decrease) in net assets from contract transactions	412,622	349,814	38,205	26,614	(83,496)	81,611	844	770

Total increase (decrease) in net assets	487,581	416,189	42,165	28,437	(80,989)	82,510	1,005	902
Net assets at beginning of period	829,437	413,248	55,369	26,932	82,810	300	4,122	3,220

Net assets at end of period	$1,317,018	$829,437	$97,534	$55,369	$1,821	$82,810	$5,127	$4,122

Analysis of increase (decrease) in units outstanding:
Units sold	87,762	29,883	10,395	2,960	7,979	8,193	3,138	130
Units redeemed	(61,804)	(5,235)	(7,120)	(568)	(15,720)	(315)	(3,061)	(57)

Increase (decrease) in units outstanding	25,958	24,648	3,275	2,392	(7,741)	7,878	77	73
Beginning units	50,527	25,879	4,835	2,443	7,908	30	383	310

Ending units	76,485	50,527	8,110	4,835	167	7,908	460	383

The accompanying notes are an integral part of these financial statements.

28

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Periods Ended December 31, 2007 and 2006

	PVC Fund, Inc.,
	Continued		PVC Fund, Inc. - Strategic Asset Management Portfolios
	Mortgage Securities		Balanced		Conservative		Conservative
	Account(26)		Portfolio(27)		Balanced Portfolio(28)		Growth Portfolio(29)
	2007	2006	2007	2006	2007	2006	2007	2006
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$419	$263	$82,813	$40,586	$26,968	$9,848	$77,228	$45,689
Net realized gain (loss) from investment transactions	(23)	(45)	(3,200)	(5,010)	(792)	(514)	(10,322)	(8,568)
Change in net unrealized appreciation (depreciation) of investments	185	50	336,018	343,604	20,904	32,074	1,013,585	1,015,074

Net increase (decrease) in net assets from operations	581	268	415,631	379,180	47,080	41,408	1,080,491	1,052,195

From contract transactions:
Payments received from contract owners	5,183	3,150	3,166,492	2,810,599	369,712	328,023	7,652,084	6,612,479
Transfers for contract benefits and terminations	(30)	—	(365,374)	(211,908)	(20,499)	(16,007)	(663,633)	(491,838)
Contract maintenance charges	(1,696)	(1,166)	(1,373,094)	(1,148,482)	(169,065)	(141,409)	(3,255,452)	(2,664,506)
Transfers between subaccounts (including fixed account), net	702	(370)	(11,777)	72,711	1,720	14,852	54,088	420,824

Net increase (decrease) in net assets from contract transactions	4,159	1,614	1,416,247	1,522,920	181,868	185,459	3,787,087	3,876,959

Total increase (decrease) in net assets	4,740	1,882	1,831,878	1,902,100	228,948	226,867	4,867,578	4,929,154
Net assets at beginning of period	8,394	6,512	4,951,582	3,049,482	655,569	428,702	12,080,619	7,151,465

Net assets at end of period	$13,134	$8,394	$6,783,460	$4,951,582	$884,517	$655,569	$16,948,197	$12,080,619

Analysis of increase (decrease) in units outstanding:
Units sold	6,301	281	462,326	121,046	83,719	17,503	1,000,800	271,563
Units redeemed	(5,925)	(128)	(372,602)	(14,571)	(70,986)	(3,355)	(780,901)	(18,203)

Increase (decrease) in units outstanding	376	153	89,724	106,475	12,733	14,148	219,899	253,360
Beginning units	776	623	327,099	220,624	47,571	33,423	738,839	485,479

Ending units	1,152	776	416,823	327,099	60,304	47,571	958,738	738,839

The accompanying notes are an integral part of these financial statements.

29

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Periods Ended December 31, 2007 and 2006

	PVC Fund, Inc. - Strategic Asset
	Management Portfolios, Continued
	Flexible		Strategic
	Income Portfolio(30)		Growth Portfolio(31)
	2007	2006	2007	2006
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$16,725	$6,748	$11,704	$2,502
Net realized gain (loss) from investment transactions	(1,210)	(1,312)	(18,854)	(8,315)
Change in net unrealized appreciation (depreciation) of investments	(52)	6,955	1,589,455	1,608,708

Net increase (decrease) in net assets from operations	15,463	12,391	1,582,305	1,602,895

From contract transactions:
Payments received from contract owners	184,576	109,094	10,096,373	8,578,286
Transfers for contract benefits and terminations	(3,224)	(3,178)	(1,034,211)	(537,027)
Contract maintenance charges	(79,948)	(44,677)	(4,220,582)	(3,374,345)
Transfers between subaccounts (including fixed account), net	31,356	(2,184)	232,106	613,180

Net increase (decrease) in net assets from contract transactions	132,760	59,055	5,073,686	5,280,094

Total increase (decrease) in net assets	148,223	71,446	6,655,991	6,882,989
Net assets at beginning of period	251,194	179,748	17,213,378	10,330,389

Net assets at end of period	$399,417	$251,194	$23,869,369	$17,213,378

Analysis of increase (decrease) in units outstanding:
Units sold	54,659	9,030	1,376,531	353,386
Units redeemed	(44,471)	(4,201)	(1,096,493)	(23,458)

Increase (decrease) in units outstanding	10,188	4,829	280,038	329,928
Beginning units	19,523	14,694	1,002,856	672,928

Ending units	29,711	19,523	1,282,894	1,002,856

The accompanying notes are an integral part of these financial statements.

30

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Statements of Changes in Net Assets
Periods Ended December 31, 2007 and 2006

(1)	Merged with Social Small Cap Growth Portfolio effective September 27, 2007

(2)	Formerly named Scudder Investments VIT Funds

(3)	Formerly named Scudder VIT Equity 500 Index Fund

(4)	Formerly named Scudder Variable Series I

(5)	Formerly named Scudder Bond Portfolio

(6)	Formerly named Scudder Global Discovery Portfolio

(7)	Formerly named Scudder Growth and Income Portfolio

(8)	Formerly named Scudder International Portfolio

(9)	Formerly named Scudder Variable Series II

(10)	Formerly named SVS Dreman High Return Equity Portfolio

(11)	Formerly named Scudder Government & Agency Securities Portfolio

(12)	Formerly named Scudder High Income Portfolio

(13)	Formerly named Scudder Money Market Portfolio, merged from DWS Variable Series I effective November 3, 2006

(14)	Formerly named Scudder Small Cap Growth Portfolio

(15)	Formerly named Goldman Sachs CORE Small Cap Equity Fund

(16)	The WM Equity Income Fund changed its name to PVC Equity Income Account I effective January 5, 2007

(17)	The WM Growth & Income Fund changed its name to PVC Large Cap Blend Account effective January 5, 2007

(18)	The WM Growth Fund changed its name to PVC Growth Account effective January 5, 2007

(19)	The WM International Growth Fund changed its name to PVC Diversified International Account effective January 5, 2007

(20)	The WM Mid Cap Stock Fund changed its name to PVC MidCap Stock Account effective January 5, 2007

(21)	The WM Small Cap Growth Fund changed its name to PVC SmallCap Growth Account effective January 5, 2007

(22)	The WM West Coast Equity Fund changed its name to PVC West Coast Equity Account effective January 5, 2007

(23)	The WM Income Fund changed its name to PVC Income Account effective January 5, 2007

(24)	The WM Money Market Fund changed its name to PVC Money Market Account effective January 5, 2007

(25)	The WM Short Term Income Fund changed its name to PVC Short Term Income Account effective January 5, 2007

(26)	The WM U.S. Government Securities Fund changed its name to PVC Mortgage Securities Account effective January 5, 2007

(27)	The WM Balanced Portfolio changed its name to PVC Balanced Portfolio effective January 5, 2007

(28)	The WM Conservative Balanced Portfolio changed its name to PVC Conservative Balanced Portfolio effective January 5, 2007

(29)	The WM Conservative Growth Portfolio changed its name to PVC Conservative Growth Portfolio effective January 5, 2007

(30)	The WM Flexible Income Portfolio changed its name to PVC Flexible Income Portfolio effective January 5, 2007

(31)	The WM Strategic Growth Portfolio changed its name to PVC Strategic Growth Portfolio effective January 5, 2007
The accompanying notes are an integral part of these financial statements.

31

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2007 and 2006
1.	The Company

The Farmers Variable Life Separate Account A (the “Account”), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farmers New World Life Insurance Company (the “Company”) during 2000 and exists in accordance with the regulations of the Office of the Insurance Commissioner of the State of Washington. The Company is a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Financial Services Group. FGI, an insurance holding company that provides management services, is attorney-in-fact for three inter-insurance exchanges and their subsidiaries and a reinsurance company, Farmers Reinsurance Company.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the Variable Universal Life and Life Accumulator policies is not chargeable with liabilities arising out of any other business the Company may conduct, but the obligations of the Account, including benefits related to variable life insurance, are obligations of the Company.

The Account is a funding vehicle for individual variable universal life policies, which may consist of optional riders for additional insurance benefits. Investments are made in the underlying mutual fund portfolios and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Investment transactions are recorded on a trade date basis. The deposits collected for these policies are invested at the direction of the policyholders in the subaccounts that comprise the Account. The Account is currently comprised of forty-five subaccounts. The value of each subaccount will increase or decrease, depending on the investment performance of the corresponding portfolio. The subaccounts invest in the following underlying mutual fund portfolios (collectively, the “Funds”). The Variable Universal Life portfolio includes:
Calvert Variable Series, Inc. (1)
Social Mid Cap Growth Portfolio
Dreyfus Variable Investment Fund – Service Class Shares
Developing Leaders Portfolio
Quality Bond Portfolio
Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares
Socially Responsible Growth Fund
DWS Variable Series I – Class A Shares
Bond VIP
Global Opportunities VIP
Growth and Income VIP
International VIP
DWS Variable Series II – Class A Shares
Dreman High Return Equity VIP
Government & Agency Securities VIP
High Income VIP
Money Market VIP (2)
Small Cap Growth VIP

32

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2007 and 2006
Fidelity Variable Insurance Products Funds VIP – Service Class Shares
Growth Portfolio
Index 500 Portfolio
Mid Cap Portfolio
Franklin Templeton Variable Insurance Products Trust – Class 2 Shares
Developing Markets Securities Fund
Global Asset Allocation Fund
Small – Mid Cap Growth Securities Fund
Small Cap Value Securities Fund (3)
Goldman Sachs Variable Insurance Trust
Capital Growth Fund
Mid Cap Value Fund (4)
Structured Small Cap Equity Fund
Janus Aspen Series
Balanced Portfolio (Service Shares)
Forty Portfolio (Institutional Shares)
Mid Cap Growth Portfolio (Service Shares)
PIMCO Variable Insurance Trust – Administrative Class Shares
Foreign Bond Portfolio (U.S. Dollar Hedged)
Low Duration Portfolio
PVC Fund, Inc. – Class 2 Shares (5)
Equity Income Account I
MidCap Stock Account
SmallCap Growth Account
West Coast Equity Account (3)
PVC Fund, Inc. – Strategic Asset Management Portfolios – Class 2 Shares (5)
Balanced Portfolio
Conservative Balanced Portfolio
Conservative Growth Portfolio
Flexible Income Portfolio
Strategic Growth Portfolio
The Life Accumulator portfolio includes:
DWS Investments VIT Funds – Class B Shares
Equity 500 Index VIP
DWS Variable Series II – Class A Shares
Dreman High Return Equity VIP (3)

33

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2007 and 2006
Fidelity Variable Insurance Products Funds VIP – Service Class Shares
Growth Portfolio (3)
Franklin Templeton Variable Insurance Products Trust – Class 2 Shares
Small Cap Value Securities Fund (3)
Goldman Sachs Variable Insurance Trust
Mid Cap Value Fund (3) (4)
Structured Small Cap Equity Fund (3)
Janus Aspen Series
Mid Cap Growth Portfolio (Service Shares) (3)
PVC Fund, Inc. – Class 2 Shares (5)
Equity Income Account I
Large Cap Blend Account
Growth Account
Diversified International Account
MidCap Stock Account
SmallCap Growth Account
West Coast Equity Account
Income Account
Money Market Account
Short Term Income Account
Mortgage Securities Account
PVC Fund, Inc. – Strategic Asset Management Portfolios – Class 2 Shares (5)
Balanced Portfolio
Conservative Balanced Portfolio
Conservative Growth Portfolio
Flexible Income Portfolio
Strategic Growth Portfolio

(1)	Social Small Cap Growth merged into Social Mid Cap Growth Portfolio effective September 27, 2007

(2)	Investment closed out of DWS Variable Series I and merged into DWS Variable Series II effective November 3, 2006.

(3)	Additional investment option available to policyholders as of May 2, 2005.

(4)	Investment closed to new policyholders as of May 13, 2005. Effective May 1, 2006, only policyholders who held shares as of May 13, 2005 are permitted to make additional purchases and to reinvest dividends and capital gains into their accounts.

(5)	Effective January 5, 2007, Principal Variable Contracts (“PVC”) Fund, Inc. acquired WM Group of Funds.

The Company owns the assets in the Account, and is obligated to pay all benefits under the policies the Company issues. The Company provides insurance and administrative services to the policyholders for a fee. The Company also maintains a fixed account (“Fixed Account”), to which policyholders may direct their deposits and receive a fixed rate of return.

34

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2007 and 2006
The Company has sole discretion to invest the assets of the Fixed Account, subject to applicable law. Certain officers of the Account are also officers and directors of the Company.

2.	Significant Accounting Policies

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Valuation of Investments and Accumulation Unit Values

Investments consist of shares of the Funds and are stated at fair value based on the reported net asset value per share of the respective portfolios at December 31, 2007. Accumulation unit values are computed daily based on total net assets of the Account.

Realized Gains and Losses

Realized gains and losses represent the difference between the proceeds from sales of shares and the cost of such shares, which are determined using the specific identified cost method.

Payable to Farmers New World Life Insurance Company

Amounts payable to the Company consist of unsettled transactions. The amounts are due from the respective portfolios to the Company for asset-based charges.

Federal Income Tax

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Therefore, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in tax law. A charge may be made in future years for any federal income taxes that would be attributable to the policies.

Dividends and Capital Gain Distributions

Dividend income and capital gain distributions received by the Funds are reinvested in additional Fund shares and are recognized on the ex-distribution date.

35

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2007 and 2006
3.	Expenses

Fees and Charges	Variable Universal Life	Life Accumulator
Expenses
Mortality and Expense Risk Charge
Basic charges are assessed through reduction of unit values.	0.90%	0.25% -0.70%
Contract Charges
Premium Charge
Charge is deducted upon payment of each premium.	3.50%	4.25%
Partial Withdrawal Charge
Charge is deducted upon cash withdrawal.	2.0% not to exceed $25	2.0% not to exceed $25
Surrender Charge
Charges are deducted upon full surrender		$0-$51.68 per $1,000 of face amount
Deferred Sales Charge Component	$0-$75 per $1,000 of face amount
Administrative Component	$0-$17.50 per $1,000 of face amount
Increase in Principal Sum Charge
Charge is deducted upon increase in principal sum.	$1.50 per $1,000, not to exceed $300	NA
Transfer Charge
This charge is assessed through the redemption of units.	$0-$25	$0-$25
Additional Annual Report Fee
This charge is assessed through the redemption of units.	$ 5	$5
Monthly Administrative Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$5-$8	$7-$10
Cost of Insurance	$0.06-$83.07 per	$0.03-$83.33 per
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$1,000 of benefit amount	$1,000 of benefit amount
Monthly Special Premium Class Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	Up to four times the Cost of Insurance Charge. The Special Premium Class Charge for most policies is $0.	Up to four times the Cost of Insurance Charge. The Special Premium Class Charge for most policies is $0.

36

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2007 and 2006

Fees and Charges	Variable Universal Life	Life Accumulator
Contract Charges, continued
Flat Extra Monthly Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0-$1,000 per $1,000 of benefit amount	$0-$1,000 per $1,000 of benefit amount
Monthly Underwriting and Sales Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date during the first five years and within five years after any increase in principal sum.	NA	$0.24-$0.88 per $1,000 of benefit amount
Loan Interest Spread
Assessed at the end of each policy year, at which point interest is added to the outstanding loan balance and a smaller amount of interest is credited to the policy’s fixed	1 .5% - 5.0% of the policy loan balance	0.25% of the policy loan balance
Accidental Death Benefit Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.04-$0.38 per $1,000 of rider amount	NA
Monthly Disability Benefit Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$4-$40 per $100 of monthly benefit	$4-$40 per $100 of monthly benefit
Children’s Term Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.78-$0.87 per $1,000 of rider amount	NA
Additional Insured Term Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.09-$4.35 per $1,000 of rider amount	NA
Accelerated Death Benefit Rider
This charge is deducted upon benefit payment.	Charge per $1,000 of the amount of death benefit accelerated plus the actuarial discount	NA
Portfolio Operating Expenses
The value of the net assets of each subaccount is reduced by the investment management, 12b-1 fees and service fees in some cases, and other expenses incurred by the corresponding portfolio in which the subaccount invests. These fees and expenses are paid indirectly by the policyholders, which currently ranges up to 2%.

37

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2007 and 2006
4.	Purchases and Sales of Investments

The aggregate cost of the shares acquired and the aggregate proceeds from shares sold during the period ended December 31, 2007 consist of the following:

	Purchases	Sales
Calvert Variable Series, Inc.
Social Mid Cap Growth Portfolio	$32,764	$17,177

Dreyfus Variable Investment Fund — Service Class Shares
Developing Leaders Portfolio	871,673	192,823
Quality Bond Portfolio	1,799,422	1,682,443

Dreyfus Socially Responsible Growth Fund, Inc. — Service Class Shares
Socially Responsible Growth Fund	19,051	8,698

DWS Investments VIT Funds — Class B Shares
Equity 500 Index VIP	357,241	102,923

DWS Variable Series I — Class A Shares
Bond VIP	1,846,644	891,142
Global Opportunities VIP	1,239,581	235,631
Growth and Income VIP	392,422	271,723
International VIP	1,362,768	449,013

DWS Variable Series II — Class A Shares
Dreman High Return Equity VIP	3,083,068	525,068
Government & Agency Securities VIP	365,810	221,258
High Income VIP	711,683	188,288
Money Market VIP	140,656	84,323
Small Cap Growth VIP	42,838	45,161

Fidelity Variable Insurance Products Funds VIP — Service Class Shares
Growth Portfolio	1,910,048	813,689
Index 500 Portfolio	2,141,169	517,305
Mid Cap Portfolio	1,078,084	139,180

Franklin Templeton Variable Insurance Products Trust — Class 2 Shares
Developing Markets Securities Fund	956,666	87,834
Global Asset Allocation Fund	367,696	38,958
Small — Mid Cap Growth Securities Fund	423,724	163,038
Small Cap Value Securities Fund	667,061	41,889

Goldman Sachs Variable Insurance Trust
Capital Growth Fund	1,758,262	741,289
Mid Cap Value Fund	1,892,368	665,366
Structured Small Cap Equity Fund	473,428	28,129

Janus Aspen Series
Balanced Portfolio (Service Shares)	311,116	72,726
Forty Portfolio (Institutional Shares)	1,066,013	625,634
Mid Cap Growth Portfolio (Service Shares)	367,601	150,240

38

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2007 and 2006

	Purchases	Sales
PIMCO Variable Insurance Trust — Administrative Class Shares
Foreign Bond Portfolio (U.S. Dollar Hedged)	681,743	234,952
Low Duration Portfolio	779,661	269,161

PVC Fund, Inc. — Class 2 Shares
Equity Income Account I	1,646,459	467,917
Large Cap Blend Account	134,624	93,541
Growth Account	304,052	245,400
Diversified International Account	1,416,052	1,025,901
MidCap Stock Account	1,929,311	785,687
SmallCap Growth Account	2,714,567	2,499,311
West Coast Equity Account	608,449	162,279
Income Account	53,389	11,233
Money Market Account	4,149	85,166
Short Term Income Account	1,634	603
Mortgage Securities Account	5,792	1,211

PVC Fund, Inc. — Strategic Asset Management Portfolios — Class 2 Shares
Balanced Portfolio	1,787,560	286,919
Conservative Balanced Portfolio	265,545	56,517
Conservative Growth Portfolio	4,345,072	476,536
Flexible Income Portfolio	185,033	35,440
Strategic Growth Portfolio	5,848,309	757,169
5.	Financial Highlights

The Company sells variable universal life products, which have unique combinations of features and fees that are charges against the policyholder’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as policyholders may not have selected all available and applicable contract options as discussed in Note 3.

39

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2007 and 2006

	At December 31					Period Ended December 31
						Investment
		Unit			Net	Income	Expense Ratio **			Total Return ***
	Units	Fair Value			Assets	Ratio *	Lowest to Highest			Lowest to Highest
Calvert Variable Series, Inc:
Social Mid Cap Growth Portfolio (1)
2007	7,534	$11.80	to	$11.80	$88,872	0.00%	0.89%	to	0.89%	4.53%	to	4.53%
2006	6,361	11.29	to	11.29	71,783	0.00%	0.88%	to	0.88%	-0.11%	to	-0.11%
2005	5,032	11.30	to	11.30	56,850	0.00%	0.88%	to	0.88%	-9.97%	to	-9.97%
2004	3,101	12.55	to	12.55	38,919	0.00%	0.87%	to	0.87%	9.47%	to	9.47%
2003	1,705	11.46	to	11.46	19,551	1.77%	0.87%	to	0.87%	38.33%	to	38.33%
Dreyfus Variable Investment Fund - Service Class Shares:
Developing Leaders Portfolio (2)
2007	222,413	10.49	to	10.49	2,333,585	0.46%	0.90%	to	0.90%	-12.08%	to	-12.08%
2006	187,520	11.93	to	11.93	2,237,696	0.15%	0.88%	to	0.88%	2.60%	to	2.60%
2005	152,609	11.63	to	11.63	1,774,953	0.00%	0.88%	to	0.88%	4.62%	to	4.62%
2004	119,968	11.12	to	11.12	1,333,734	0.00%	0.88%	to	0.88%	10.05%	to	10.05%
2003	89,794	10.10	to	10.10	907,093	0.00%	0.87%	to	0.87%	30.18%	to	30.18%
Quality Bond Portfolio
2007	78,008	12.35	to	12.35	963,672	4.60%	0.87%	to	0.87%	2.38%	to	2.38%
2006	70,659	12.07	to	12.07	852,620	4.31%	0.89%	to	0.89%	2.98%	to	2.98%
2005	62,375	11.72	to	11.72	730,907	3.37%	0.89%	to	0.89%	1.35%	to	1.35%
2004	50,640	11.56	to	11.56	585,490	3.91%	0.89%	to	0.89%	2.13%	to	2.13%
2003	35,224	11.32	to	11.32	398,763	3.71%	0.87%	to	0.87%	3.85%	to	3.85%
Dreyfus Socially Responsible Growth Fund, Inc. - Service Class Shares:
Socially Responsible Growth Fund
2007	7,592	9.16	to	9.16	69,573	0.26%	0.89%	to	0.89%	6.53%	to	6.53%
2006	6,394	8.60	to	8.60	55,012	0.00%	0.88%	to	0.88%	7.99%	to	7.99%
2005	5,352	7.97	to	7.97	42,635	0.00%	0.89%	to	0.89%	2.43%	to	2.43%
2004	3,889	7.78	to	7.78	30,246	0.18%	0.89%	to	0.89%	4.99%	to	4.99%
2003	2,883	7.41	to	7.41	21,359	0.01%	0.87%	to	0.87%	24.63%	to	24.63%
DWS Investments VIT Funds (3) - Class B Shares:
Equity 500 Index VIP (4)
2007	72,075	16.49	to	16.49	1,188,287	1.19%	0.69%	to	0.69%	4.30%	to	4.30%
2006	56,846	15.81	to	15.81	898,583	0.83%	0.68%	to	0.68%	14.44%	to	14.44%
2005	41,633	13.81	to	13.81	575,040	1.08%	0.67%	to	0.67%	3.69%	to	3.69%
2004	20,687	13.32	to	13.32	275,559	0.56%	0.66%	to	0.66%	9.55%	to	9.55%
2003 (17)	5,667	12.16	to	12.16	68,911	0.00%	0.39%	to	0.39%	21.72%	to	21.72%
DWS Variable Series I (5) - Class A Shares:
Bond VIP (6)
2007	179,212	14.33	to	14.33	2,567,379	3.95%	0.88%	to	0.88%	3.24%	to	3.24%
2006	115,552	13.88	to	13.88	1,603,407	3.60%	0.89%	to	0.89%	3.78%	to	3.78%
2005	80,624	13.37	to	13.37	1,077,958	3.25%	0.88%	to	0.88%	1.69%	to	1.69%
2004	57,711	13.15	to	13.15	758,774	3.49%	0.88%	to	0.88%	4.44%	to	4.44%
2003	38,667	12.59	to	12.59	486,791	3.51%	0.87%	to	0.87%	4.12%	to	4.12%

40

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2007 and 2006

	At December 31					Period Ended December 31
						Investment
		Unit			Net	Income	Expense Ratio **			Total Return ***
	Units	Fair Value			Assets	Ratio *	Lowest to Highest			Lowest to Highest
Global Opportunities VIP (7)
2007	239,198	18.63	to	18.63	4,457,411	1.16%	0.89%	to	0.89%	8.35%	to	8.35%
2006	200,036	17.20	to	17.20	3,440,343	0.93%	0.88%	to	0.88%	20.99%	to	20.99%
2005	171,674	14.21	to	14.21	2,440,300	0.55%	0.88%	to	0.88%	17.14%	to	17.14%
2004	138,802	12.14	to	12.14	1,684,385	0.24%	0.88%	to	0.88%	22.24%	to	22.24%
2003	101,619	9.93	to	9.93	1,008,781	0.08%	0.87%	to	0.87%	47.76%	to	47.76%
Growth and Income VIP (8)
2007	250,251	10.30	to	10.30	2,577,433	1.21%	0.90%	to	0.90%	0.45%	to	0.45%
2006	242,391	10.25	to	10.25	2,485,329	0.94%	0.89%	to	0.89%	12.62%	to	12.62%
2005	237,722	9.10	to	9.10	2,164,399	1.25%	0.89%	to	0.89%	5.12%	to	5.12%
2004	214,746	8.66	to	8.66	1,859,911	0.75%	0.89%	to	0.89%	9.17%	to	9.17%
2003	188,229	7.93	to	7.93	1,493,246	0.99%	0.88%	to	0.88%	25.61%	to	25.61%
International VIP (9)
2007	736,926	10.45	to	10.45	7,700,039	2.32%	0.89%	to	0.89%	13.56%	to	13.56%
2006	656,497	9.20	to	9.20	6,040,575	1.77%	0.88%	to	0.88%	24.79%	to	24.79%
2005	584,253	7.37	to	7.37	4,307,859	1.51%	0.88%	to	0.88%	15.13%	to	15.13%
2004	487,715	6.40	to	6.40	3,123,382	1.21%	0.88%	to	0.88%	15.49%	to	15.49%
2003	374,918	5.55	to	5.55	2,078,998	0.68%	0.88%	to	0.88%	26.61%	to	26.61%
DWS Variable Series II (10) - Class A Shares:
Dreman High Return Equity VIP (11)
2007	757,991	12.53	to	20.06	15,136,817	1.36%	0.00%	to	0.89%	-2.74%	to	-2.55%
2006	641,132	12.86	to	20.62	13,191,264	1.88%	0.00%	to	0.88%	17.68%	to	17.92%
2005	558,811	10.90	to	17.52	9,786,900	1.63%	0.00%	to	0.88%	6.96%	to	9.05%
2004	461,590	16.39	to	16.39	7,563,152	1.51%	0.88%	to	0.88%	13.03%	to	13.03%
2003	357,235	14.50	to	14.50	5,178,387	1.76%	0.87%	to	0.87%	30.75%	to	30.75%
Government & Agency Securities VIP (12)
2007	97,713	14.23	to	14.23	1,390,348	4.64%	0.90%	to	0.90%	5.00%	to	5.00%
2006	90,722	13.55	to	13.55	1,229,391	3.84%	0.89%	to	0.89%	3.24%	to	3.24%
2005	88,349	13.13	to	13.13	1,159,703	3.77%	0.89%	to	0.89%	1.66%	to	1.66%
2004	77,160	12.91	to	12.91	996,280	2.62%	0.89%	to	0.89%	2.82%	to	2.82%
2003	64,037	12.56	to	12.56	804,123	2.47%	0.89%	to	0.89%	1.35%	to	1.35%
High Income VIP (13)
2007	148,761	14.23	to	14.23	2,117,583	7.41%	0.90%	to	0.90%	0.05%	to	0.05%
2006	121,280	14.23	to	14.23	1,725,486	7.21%	0.88%	to	0.88%	9.49%	to	9.49%
2005	98,454	12.99	to	12.99	1,279,334	8.73%	0.88%	to	0.88%	2.96%	to	2.96%
2004	74,621	12.62	to	12.62	941,757	6.28%	0.88%	to	0.88%	11.41%	to	11.41%
2003	50,173	11.33	to	11.33	568,358	6.49%	0.87%	to	0.87%	23.51%	to	23.51%
Money Market VIP (14)
2007	31,410	11.84	to	11.84	371,860	4.81%	0.89%	to	0.89%	4.04%	to	4.04%
2006	27,738	11.38	to	11.38	315,621	4.54%	0.89%	to	0.89%	3.68%	to	3.68%
2005	23,582	10.97	to	10.97	258,795	2.69%	0.89%	to	0.89%	1.82%	to	1.82%
2004	21,224	10.78	to	10.78	228,760	0.94%	0.86%	to	0.86%	0.01%	to	0.01%
2003	9,744	10.78	to	10.78	105,017	0.75%	0.87%	to	0.87%	-0.09%	to	-0.09%

41

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2007 and 2006

	At December 31					Period Ended December 31
						Investment
		Unit			Net	Income	Expense Ratio **			Total Return ***
	Units	Fair Value			Assets	Ratio *	Lowest to Highest			Lowest to Highest
Small Cap Growth VIP (15)
2007	61,164	5.10	to	5.10	312,087	0.00%	0.90%	to	0.90%	5.25%	to	5.25%
2006	61,033	4.85	to	4.85	295,889	0.00%	0.88%	to	0.88%	4.33%	to	4.33%
2005	53,199	4.65	to	4.65	247,205	0.00%	0.88%	to	0.88%	6.12%	to	6.12%
2004	44,657	4.38	to	4.38	195,549	0.00%	0.89%	to	0.89%	10.03%	to	10.03%
2003	39,878	3.98	to	3.98	158,704	0.00%	0.88%	to	0.88%	31.76%	to	31.76%
Fidelity Variable Insurance Products Funds VIP - Service Class Shares:
Growth Portfolio
2007	806,705	11.49	to	15.02	9,312,755	0.58%	0.01%	to	0.87%	25.73%	to	25.98%
2006	699,847	9.14	to	11.92	6,407,269	0.25%	0.00%	to	0.88%	5.78%	to	5.99%
2005	559,805	8.64	to	11.25	4,835,229	0.33%	0.00%	to	0.88%	4.73%	to	12.51%
2004	417,009	8.25	to	8.25	3,438,627	0.14%	0.88%	to	0.88%	2.34%	to	2.34%
2003	280,113	8.06	to	8.06	2,256,978	0.14%	0.87%	to	0.87%	31.60%	to	31.60%
Index 500 Portfolio
2007	646,484	12.24	to	12.24	7,915,928	3.49%	0.89%	to	0.89%	4.40%	to	4.40%
2006	527,897	11.73	to	11.73	6,191,713	1.42%	0.88%	to	0.88%	14.59%	to	14.59%
2005	418,926	10.24	to	10.24	4,288,140	1.44%	0.88%	to	0.88%	3.78%	to	3.78%
2004	306,285	9.86	to	9.86	3,020,875	1.01%	0.88%	to	0.88%	9.52%	to	9.52%
2003	201,988	9.01	to	9.01	1,818,953	1.01%	0.87%	to	0.87%	27.13%	to	27.13%
Mid Cap Portfolio
2007	148,502	23.51	to	23.51	3,491,212	0.72%	0.89%	to	0.89%	14.45%	to	14.45%
2006	117,119	20.54	to	20.54	2,405,749	0.22%	0.88%	to	0.88%	11.59%	to	11.59%
2005	90,313	18.41	to	18.41	1,662,473	0.00%	0.88%	to	0.88%	17.15%	to	17.15%
2004	69,155	15.71	to	15.71	1,086,600	0.00%	0.88%	to	0.88%	23.66%	to	23.66%
2003	51,265	12.71	to	12.71	651,405	0.23%	0.87%	to	0.87%	37.29%	to	37.29%
Franklin Templeton Variable Insurance Products Trust - Class 2 Shares:
Developing Markets Securities Fund
2007	98,195	24.05	to	24.05	2,361,327	2.22%	0.87%	to	0.87%	27.63%	to	27.63%
2006	65,209	18.84	to	18.84	1,228,635	1.05%	0.86%	to	0.86%	26.95%	to	26.95%
2005	35,302	14.84	to	14.84	523,935	1.21%	0.86%	to	0.86%	26.29%	to	26.29%
2004	15,581	11.75	to	11.75	183,106	1.43%	0.84%	to	0.84%	23.60%	to	23.60%
2003	4,125	9.51	to	9.51	39,217	1.11%	0.87%	to	0.87%	51.63%	to	51.63%
Global Asset Allocation Fund
2007	28,621	17.59	to	17.59	503,532	16.52%	0.88%	to	0.88%	9.02%	to	9.02%
2006	18,464	16.14	to	16.14	297,941	6.80%	0.87%	to	0.87%	20.03%	to	20.03%
2005	11,463	13.44	to	13.44	154,099	3.69%	0.88%	to	0.88%	2.63%	to	2.63%
2004	6,632	13.10	to	13.10	86,863	2.47%	0.87%	to	0.87%	14.68%	to	14.68%
2003	3,062	11.42	to	11.42	34,974	2.29%	0.85%	to	0.85%	30.78%	to	30.78%
Small - Mid Cap Growth Securities Fund (16)
2007	144,893	12.34	to	12.34	1,787,628	0.00%	0.90%	to	0.90%	10.24%	to	10.24%
2006	132,150	11.19	to	11.19	1,478,907	0.00%	0.88%	to	0.88%	7.73%	to	7.73%
2005	109,220	10.39	to	10.39	1,134,638	0.00%	0.88%	to	0.88%	3.85%	to	3.85%
2004	84,454	10.00	to	10.00	844,785	0.00%	0.88%	to	0.88%	10.48%	to	10.48%
2003	60,573	9.05	to	9.05	548,438	0.00%	0.86%	to	0.86%	36.02%	to	36.02%

42

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2007 and 2006

	At December 31					Period Ended December 31
						Investment
		Unit			Net	Income	Expense Ratio **			Total Return ***
	Units	Fair Value			Assets	Ratio *	Lowest to Highest			Lowest to Highest
Small Cap Value Securities Fund
2007	66,583	12.77	to	12.84	851,375	0.64%	0.17%	to	0.65%	-3.26%	to	-3.06%
2006	24,295	13.20	to	13.25	321,071	0.51%	0.19%	to	0.57%	15.94%	to	16.17%
2005 (29)	3,519	11.39	to	11.40	40,087	0.00%	0.15%	to	0.19%	13.86%	to	14.01%
2004	—	—		—	—	—		—	—		—	—
2003	—	—		—	—	—		—	—		—	—
Goldman Sachs Variable Insurance Trust:
Capital Growth Fund
2007	675,309	10.69	to	10.69	7,222,264	0.20%	0.89%	to	0.89%	9.14%	to	9.14%
2006	572,365	9.80	to	9.80	5,608,476	0.14%	0.88%	to	0.88%	7.59%	to	7.59%
2005	459,837	9.11	to	9.11	4,187,816	0.17%	0.88%	to	0.88%	2.03%	to	2.03%
2004	340,622	8.93	to	8.93	3,040,499	0.84%	0.88%	to	0.88%	8.11%	to	8.11%
2003	229,285	8.26	to	8.26	1,893,101	0.35%	0.87%	to	0.87%	22.63%	to	22.63%
Mid Cap Value Fund
2007	257,538	13.53	to	21.08	5,367,725	0.82%	0.02%	to	0.88%	2.28%	to	2.48%
2006	236,470	13.21	to	20.61	4,823,376	1.04%	0.01%	to	0.87%	15.13%	to	15.36%
2005	200,324	11.45	to	17.90	3,576,926	0.63%	0.00%	to	0.88%	11.82%	to	14.47%
2004	163,483	16.01	to	16.01	2,617,553	0.66%	0.88%	to	0.88%	24.76%	to	24.76%
2003	127,826	12.83	to	12.83	1,640,473	1.08%	0.87%	to	0.87%	27.25%	to	27.25%
Structured Small Cap Equity Fund (18)
2007	39,026	10.55	to	13.98	515,227	0.59%	0.13%	to	0.71%	-17.23%	to	-17.07%
2006	12,757	12.72	to	16.89	201,940	0.96%	0.10%	to	0.71%	11.27%	to	11.49%
2005	5,628	11.41	to	15.18	85,375	0.26%	0.00%	to	0.89%	5.12%	to	14.13%
2004	4,546	14.44	to	14.44	65,653	0.28%	0.87%	to	0.87%	15.29%	to	15.29%
2003	2,138	12.53	to	12.53	26,776	0.30%	0.87%	to	0.87%	44.70%	to	44.70%
Janus Aspen Series:
Balanced Portfolio (Service Shares)
2007	55,836	13.84	to	13.84	772,536	2.40%	0.88%	to	0.88%	9.30%	to	9.30%
2006	38,724	12.66	to	12.66	490,200	2.03%	0.88%	to	0.88%	9.43%	to	9.43%
2005	31,610	11.57	to	11.57	365,652	2.19%	0.88%	to	0.88%	6.70%	to	6.70%
2004	24,299	10.84	to	10.84	263,426	2.58%	0.88%	to	0.88%	7.32%	to	7.32%
2003	14,943	10.10	to	10.10	150,944	2.13%	0.87%	to	0.87%	12.71%	to	12.71%
Forty Portfolio (Institutional Shares) (19)
2007	1,300,875	10.26	to	10.26	13,344,629	0.36%	0.89%	to	0.89%	35.76%	to	35.76%
2006	1,235,760	7.56	to	7.56	9,337,308	0.37%	0.88%	to	0.88%	8.37%	to	8.37%
2005	1,099,439	6.97	to	6.97	7,665,475	0.22%	0.89%	to	0.89%	11.84%	to	11.84%
2004	957,643	6.23	to	6.23	5,969,801	0.27%	0.88%	to	0.88%	17.17%	to	17.17%
2003	772,729	5.32	to	5.32	4,111,114	0.50%	0.88%	to	0.88%	19.46%	to	19.46%
Mid Cap Growth Portfolio (Service Shares) (20)
2007	129,419	13.21	to	16.35	1,753,552	0.07%	0.06%	to	0.81%	20.65%	to	20.89%
2006	113,777	10.95	to	13.52	1,258,525	0.00%	0.02%	to	0.85%	12.30%	to	12.52%
2005	99,340	9.75	to	12.02	968,733	0.00%	0.00%	to	0.89%	11.03%	to	20.18%
2004	91,731	8.78	to	8.78	805,623	0.00%	0.89%	to	0.89%	19.40%	to	19.40%
2003	76,281	7.36	to	7.36	561,091	0.00%	0.87%	to	0.87%	33.56%	to	33.56%

43

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2007 and 2006

	At December 31					Period Ended December 31
						Investment
		Unit			Net	Income	Expense Ratio **			Total Return ***
	Units	Fair Value			Assets	Ratio *	Lowest to Highest			Lowest to Highest
PIMCO Variable Insurance Trust - Administrative Class Shares:
Foreign Bond Portfolio (U.S. Dollar Hedged) (21)
2007	153,233	13.89	to	13.89	2,128,815	3.35%	0.89%	to	0.89%	2.70%	to	2.70%
2006	124,075	13.53	to	13.53	1,678,485	3.24%	0.88%	to	0.88%	1.28%	to	1.28%
2005	95,100	13.36	to	13.36	1,270,288	2.42%	0.88%	to	0.88%	4.21%	to	4.21%
2004	66,249	12.82	to	12.82	849,161	1.99%	0.88%	to	0.88%	4.62%	to	4.62%
2003	42,088	12.25	to	12.25	515,667	2.55%	0.87%	to	0.87%	1.35%	to	1.35%
Low Duration Portfolio
2007	186,996	13.44	to	13.44	2,513,830	4.72%	0.89%	to	0.89%	6.40%	to	6.40%
2006	154,317	12.63	to	12.63	1,949,772	4.18%	0.88%	to	0.88%	3.04%	to	3.04%
2005	120,485	12.26	to	12.26	1,477,343	2.82%	0.88%	to	0.88%	0.11%	to	0.11%
2004	89,186	12.25	to	12.25	1,092,330	1.25%	0.89%	to	0.89%	0.94%	to	0.94%
2003	61,962	12.13	to	12.13	751,847	1.69%	0.88%	to	0.88%	1.43%	to	1.43%
PVC Fund, Inc. - Class 2 Shares:
Equity Income Account I (22)
2007	207,651	17.84	to	19.59	3,822,329	0.70%	0.24%	to	0.58%	4.06%	to	4.27%
2006	151,669	17.15	to	18.79	2,684,628	1.44%	0.24%	to	0.55%	16.81%	to	17.04%
2005	84,721	14.68	to	16.05	1,283,205	1.38%	0.21%	to	0.59%	9.00%	to	9.21%
2004	36,053	13.47	to	14.70	494,161	1.35%	0.10%	to	0.72%	17.75%	to	17.99%
2003	14,231	11.44	to	12.46	164,116	2.28%	0.02%	to	0.83%	24.49%	to	28.58%
Large Cap Blend Account (23)
2007	10,688	15.49	to	15.49	165,535	1.18%	0.70%	to	0.70%	4.26%	to	4.26%
2006	8,492	14.86	to	14.86	126,142	1.06%	0.67%	to	0.67%	10.89%	to	10.89%
2005	4,571	13.40	to	13.40	61,235	0.79%	0.67%	to	0.67%	2.25%	to	2.25%
2004	1,518	13.10	to	13.10	19,891	0.73%	0.66%	to	0.66%	8.02%	to	8.02%
2003 (17)	168	12.13	to	12.13	2,034	0.00%	0.53%	to	0.53%	21.03%	to	21.03%
Growth Account (24)
2007	13,048	17.61	to	17.61	229,828	0.00%	0.68%	to	0.68%	22.17%	to	22.17%
2006	9,241	14.42	to	14.42	133,238	0.00%	0.68%	to	0.68%	3.90%	to	3.90%
2005	6,319	13.88	to	13.88	87,690	0.23%	0.66%	to	0.66%	6.43%	to	6.43%
2004	2,197	13.04	to	13.04	28,631	0.00%	0.66%	to	0.66%	7.26%	to	7.26%
2003 (17)	413	12.16	to	12.16	5,014	0.00%	0.60%	to	0.60%	21.68%	to	21.68%
Diversified International Account (25)
2007	29,171	24.40	to	24.40	711,777	1.71%	0.66%	to	0.66%	15.07%	to	15.07%
2006	16,736	21.20	to	21.20	354,879	1.29%	0.67%	to	0.67%	19.44%	to	19.44%
2005	8,496	17.75	to	17.75	150,832	1.09%	0.64%	to	0.64%	16.77%	to	16.77%
2004	1,484	15.20	to	15.20	22,565	0.55%	0.60%	to	0.60%	12.54%	to	12.54%
2003 (17)	19	13.51	to	13.51	260	0.00%	0.00%	to	0.00%	34.47%	to	34.47%

44

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2007 and 2006

	At December 31					Period Ended December 31
						Investment
		Unit			Net	Income	Expense Ratio **			Total Return ***
	Units	Fair Value			Assets	Ratio *	Lowest to Highest			Lowest to Highest
MidCap Stock Account (26)
2007	164,370	15.82	to	16.96	2,617,375	0.61%	0.07%	to	0.80%	-8.92%	to	-8.74%
2006	110,720	17.37	to	18.59	1,936,089	1.47%	0.07%	to	0.79%	15.52%	to	15.75%
2005	86,521	15.04	to	16.06	1,307,532	0.27%	0.04%	to	0.83%	12.11%	to	12.33%
2004	67,047	13.41	to	14.30	900,986	0.19%	0.01%	to	0.86%	13.26%	to	13.48%
2003	47,368	11.84	to	12.60	561,443	0.17%	0.00%	to	0.87%	26.30%	to	26.31%
SmallCap Growth Account (27)
2007	134,387	9.41	to	17.95	1,333,293	0.00%	0.06%	to	0.80%	3.78%	to	3.99%
2006	118,874	9.06	to	17.26	1,120,250	0.00%	0.05%	to	0.82%	5.63%	to	5.84%
2005	101,631	8.58	to	16.31	900,114	0.00%	0.04%	to	0.83%	-2.92%	to	-2.73%
2004	78,356	8.84	to	16.77	704,047	0.00%	0.02%	to	0.87%	3.56%	to	3.76%
2003	57,856	8.53	to	16.16	496,288	0.00%	0.00%	to	0.87%	61.57%	to	69.41%
West Coast Equity Account (28)
2007	76,485	13.86	to	19.81	1,317,018	0.45%	0.29%	to	0.46%	7.49%	to	7.70%
2006	50,527	12.89	to	18.40	829,437	0.33%	0.20%	to	0.52%	10.76%	to	10.98%
2005	25,879	11.64	to	16.58	413,248	0.44%	0.02%	to	0.64%	7.54%	to	16.40%
2004	8,596	15.41	to	15.41	132,485	0.08%	0.65%	to	0.65%	11.93%	to	11.93%
2003 (17)	1,340	13.77	to	13.77	18,457	0.00%	0.57%	to	0.57%	37.49%	to	37.49%
Income Account (30)
2007	8,110	12.03	to	12.03	97,534	5.69%	0.69%	to	0.69%	5.03%	to	5.03%
2006	4,835	11.45	to	11.45	55,369	5.17%	0.69%	to	0.69%	3.86%	to	3.86%
2005	2,443	11.03	to	11.03	26,932	5.23%	0.70%	to	0.70%	1.35%	to	1.35%
2004	572	10.88	to	10.88	6,227	4.62%	0.54%	to	0.54%	4.58%	to	4.58%
2003 (17)	4	10.40	to	10.40	44	0.00%	0.00%	to	0.00%	4.03%	to	4.03%
Money Market Account (31)
2007	167	10.88	to	10.88	1,822	4.76%	0.72%	to	0.72%	3.86%	to	3.86%
2006	7,908	10.47	to	10.47	82,810	3.62%	0.57%	to	0.57%	3.41%	to	3.41%
2005	30	10.13	to	10.13	300	2.47%	0.86%	to	0.86%	1.63%	to	1.63%
2004	767	9.96	to	9.96	7,638	0.88%	0.59%	to	0.59%	-0.10%	to	-0.10%
2003 (17)	—	9.97	to	9.97	—	0.00%	0.00%	to	0.00%	-0.26%	to	-0.26%
Short Term Income Account (32)
2007	460	11.13	to	11.13	5,127	4.71%	0.71%	to	0.71%	3.51%	to	3.51%
2006	383	10.75	to	10.75	4,122	4.05%	0.70%	to	0.70%	3.52%	to	3.52%
2005	310	10.39	to	10.39	3,220	3.75%	0.69%	to	0.69%	1.06%	to	1.06%
2004	257	10.28	to	10.28	2,645	3.85%	0.71%	to	0.71%	0.89%	to	0.89%
2003 (17)	234	10.19	to	10.19	2,385	0.00%	0.64%	to	0.64%	1.89%	to	1.89%
Mortgage Securities Account (33)
2007	1,152	11.41	to	11.41	13,134	4.74%	0.69%	to	0.69%	5.47%	to	5.47%
2006	776	10.82	to	10.82	8,394	4.27%	0.68%	to	0.68%	3.50%	to	3.50%
2005	623	10.45	to	10.45	6,512	3.92%	0.67%	to	0.67%	1.31%	to	1.31%
2004	243	10.32	to	10.32	2,510	3.24%	0.65%	to	0.65%	2.87%	to	2.87%
2003 (17)	13	10.03	to	10.03	133	0.00%	0.00%	to	0.00%	0.30%	to	0.30%

45

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2007 and 2006

	At December 31					Period Ended December 31
						Investment
		Unit			Net	Income	Expense Ratio **			Total Return ***
	Units	Fair Value			Assets	Ratio *	Lowest to Highest			Lowest to Highest
PVC Fund, Inc. - Strategic Asset Management Portfolios - Class 2 Shares:
Balanced Portfolio (34)
2007	416,823	15.88	to	16.38	6,783,460	2.22%	0.14%	to	0.71%	7.42%	to	7.64%
2006	327,099	14.75	to	15.24	4,951,582	1.84%	0.15%	to	0.68%	9.39%	to	9.61%
2005	220,624	13.46	to	13.94	3,049,482	1.65%	0.14%	to	0.69%	4.78%	to	4.99%
2004	126,421	12.82	to	13.30	1,669,943	1.55%	0.12%	to	0.71%	8.85%	to	9.07%
2003	47,417	11.75	to	12.22	576,184	1.96%	0.01%	to	0.81%	17.43%	to	21.36%
Conservative Balanced Portfolio (35)
2007	60,304	14.28	to	14.89	884,517	3.06%	0.25%	to	0.57%	6.38%	to	6.59%
2006	47,571	13.40	to	14.00	655,569	2.38%	0.23%	to	0.58%	7.53%	to	7.75%
2005	33,423	12.44	to	13.02	428,702	2.16%	0.21%	to	0.61%	3.44%	to	3.64%
2004	21,940	12.00	to	12.59	272,370	1.69%	0.14%	to	0.69%	6.91%	to	7.12%
2003	10,976	11.20	to	11.77	128,119	1.97%	0.00%	to	0.83%	11.90%	to	15.78%
Conservative Growth Portfolio (36)
2007	958,738	17.37	to	17.73	16,948,197	1.38%	0.09%	to	0.77%	8.06%	to	8.27%
2006	738,839	16.04	to	16.40	12,080,619	1.32%	0.10%	to	0.75%	10.95%	to	11.17%
2005	485,479	14.43	to	14.78	7,151,465	1.03%	0.09%	to	0.75%	5.76%	to	5.97%
2004	260,080	13.62	to	13.98	3,624,581	1.12%	0.07%	to	0.77%	10.58%	to	10.80%
2003	81,225	12.29	to	12.64	1,025,240	1.38%	0.01%	to	0.80%	22.81%	to	27.22%
Flexible Income Portfolio (37)
2007	29,711	13.04	to	13.70	399,417	4.38%	0.25%	to	0.57%	4.91%	to	5.12%
2006	19,523	12.40	to	13.06	251,194	3.84%	0.18%	to	0.66%	5.66%	to	5.87%
2005	14,694	11.71	to	12.36	179,748	3.36%	0.15%	to	0.70%	2.18%	to	2.38%
2004	8,611	11.44	to	12.10	102,543	2.34%	0.15%	to	0.66%	5.28%	to	5.49%
2003	3,035	10.85	to	11.49	34,499	1.86%	0.04%	to	0.78%	8.38%	to	12.01%
Strategic Growth Portfolio (38)
2007	1,282,894	18.47	to	18.64	23,869,369	0.91%	0.13%	to	0.72%	8.36%	to	8.58%
2006	1,002,856	17.01	to	17.20	17,213,378	0.86%	0.12%	to	0.71%	11.76%	to	11.99%
2005	672,928	15.19	to	15.39	10,330,389	0.49%	0.12%	to	0.72%	6.51%	to	6.72%
2004	367,581	14.23	to	14.45	5,297,958	0.53%	0.08%	to	0.75%	11.54%	to	11.76%
2003	110,736	12.74	to	12.95	1,432,919	0.91%	0.01%	to	0.80%	27.27%	to	31.58%

(1)	Merged with Social Small Cap Growth Portfolio effective September 27, 2007

(2)	Formerly named Dreyfus Small Cap Portfolio

(3)	Formerly named Scudder Investments VIT Funds

(4)	Formerly named Scudder VIT Equity 500 Index Fund

(5)	Formerly named Scudder Variable Series I

(6)	Formerly named Scudder Bond Portfolio

(7)	Formerly named Scudder Global Discovery Portfolio

(8)	Formerly named Scudder Growth and Income Portfolio

(9)	Formerly named Scudder International Portfolio

(10)	Formerly named Scudder Variable Series II

(11)	Formerly named SVS Dreman High Return Equity Portfolio

(12)	Formerly named Scudder Government & Agency Securities Portfolio

(13)	Formerly named Scudder High Income Portfolio

46

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2007 and 2006

(14)	Formerly named Scudder Money Market Portfolio, merged from DWS Variable Series I effective November 3, 2006

(15)	Formerly named Scudder Small Cap Growth Portfolio

(16)	Formerly named Franklin Small Cap Fund

(17)	For the period beginning May 1, 2003 and ended December 31, 2003

(18)	Formerly named Goldman Sachs CORE Small Cap Equity Fund

(19)	Formerly named Janus Capital Appreciation Portfolio

(20)	Formerly named Janus Aggressive Growth Portfolio

(21)	Formerly named PIMCO Foreign Bond Portfolio

(22)	The WM Equity Income Fund changed its name to PVC Equity Income Account I effective January 5, 2007

(23)	The WM Growth & Income Fund changed its name to PVC Large Cap Blend Account effective January 5, 2007

(24)	The WM Growth Fund changed its name to PVC Growth Account effective January 5, 2007

(25)	The WM International Growth Fund changed its name to PVC Diversified International Account effective January 5, 2007

(26)	The WM Mid Cap Stock Fund changed its name to PVC MidCap Stock Account effective January 5, 2007

(27)	The WM Small Cap Growth Fund changed its name to PVC SmallCap Growth Account effective January 5, 2007

(28)	The WM West Coast Equity Fund changed its name to PVC West Coast Equity Account effective January 5, 2007

(29)	For the period beginning May 2, 2005 and ended December 31, 2005

(30)	The WM Income Fund changed its name to PVC Income Account effective January 5, 2007

(31)	The WM Money Market Fund changed its name to PVC Money Market Account effective January 5, 2007

(32)	The WM Short Term Income Fund changed its name to PVC Short Term Income Account effective January 5, 2007

(33)	The WM U.S. Government Securities Fund changed its name to PVC Mortgage Securities Account effective January 5, 2007

(34)	The WM Balanced Portfolio changed its name to PVC Balanced Portfolio effective January 5, 2007

(35)	The WM Conservative Balanced Portfolio changed its name to PVC Conservative Balanced Portfolio effective January 5, 2007

(36)	The WM Conservative Growth Portfolio changed its name to PVC Conservative Growth Portfolio effective January 5, 2007

(37)	The WM Flexible Income Portfolio changed its name to PVC Flexible Income Portfolio effective January 5, 2007

(38)	The WM Strategic Growth Portfolio changed its name to PVC Strategic Growth Portfolio effective January 5, 2007

*	These amounts represent the annualized dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

**	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying fund have been excluded.

***	These amounts represent the total return for the period indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns are not within the ranges presented.

47

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2007 and 2006
6. Units Issued and Redeemed

	Variable Universal Life
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
Calvert Variable Series, Inc. subaccount:
Social Mid Cap Growth Portfolio (1)	2007	6,361	4,491	(3,318)	7,534	$11.80
	2006	5,032	2,398	(1,069)	6,361	11.29
Dreyfus Variable Investment Fund subaccounts:
Developing Leaders Portfolio	2007	187,520	50,247	(15,354)	222,413	10.49
	2006	152,609	38,195	(3,284)	187,520	11.93
Quality Bond Portfolio	2007	70,659	143,383	(136,034)	78,008	12.35
	2006	62,375	11,416	(3,132)	70,659	12.07
Dreyfus Socially Responsible Growth Fund, Inc. subaccount:
Socially Responsible Growth Fund	2007	6,394	2,137	(939)	7,592	9.16
	2006	5,352	2,092	(1,050)	6,394	8.60
DWS Variable Series I (2) subaccounts:
Bond VIP (3)	2007	115,552	125,407	(61,747)	179,212	14.33
	2006	80,624	41,604	(6,676)	115,552	13.88
Global Opportunities VIP (4)	2007	200,036	50,622	(11,460)	239,198	18.63
	2006	171,674	33,869	(5,507)	200,036	17.20
Growth and Income VIP (5)	2007	242,391	32,147	(24,287)	250,251	10.30
	2006	237,722	23,069	(18,400)	242,391	10.25
International VIP (6)	2007	656,497	118,969	(38,540)	736,926	10.45
	2006	584,253	91,564	(19,320)	656,497	9.20
DWS Variable Series II (7) subaccounts:
Dreman High Return Equity VIP (8)	2007	637,116	130,458	(18,453)	749,121	20.06
	2006	557,876	94,932	(15,692)	637,116	20.62
Government & Agency Securities VIP (9)	2007	90,722	22,137	(15,146)	97,713	14.23
	2006	88,349	11,098	(8,725)	90,722	13.55
High Income VIP (10)	2007	121,280	39,675	(12,194)	148,761	14.23
	2006	98,454	24,911	(2,085)	121,280	14.23
Money Market VIP (11)	2007	27,738	10,658	(6,986)	31,410	11.84
	2006	23,582	6,052	(1,896)	27,738	11.38
Small Cap Growth VIP (12)	2007	61,033	8,470	(8,339)	61,164	5.10
	2006	53,199	10,048	(2,214)	61,033	4.85
Fidelity Variable Insurance Products Funds VIP subaccounts:
Growth Portfolio	2007	694,917	165,687	(67,074)	793,530	11.49
	2006	559,564	144,291	(8,938)	694,917	9.14
Index 500 Portfolio	2007	527,897	156,582	(37,995)	646,484	12.24
	2006	418,926	115,433	(6,462)	527,897	11.73

48

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2007 and 2006

	Variable Universal Life
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
Mid Cap Portfolio	2007	117,119	36,806	(5,423)	148,502	23.51
	2006	90,313	30,153	(3,347)	117,119	20.54
Franklin Templeton Variable Insurance Products Trust subaccounts:
Developing Markets Securities Fund	2007	65,209	36,769	(3,783)	98,195	24.05
	2006	35,302	32,078	(2,171)	65,209	18.84
Global Asset Allocation Fund	2007	18,464	12,329	(2,172)	28,621	17.59
	2006	11,463	7,962	(961)	18,464	16.14
Small — Mid Cap Growth Securities Fund	2007	132,150	24,760	(12,017)	144,893	12.34
	2006	109,220	24,930	(2,000)	132,150	11.19
Small Cap Value Securities Fund	2007	16,560	36,095	(863)	51,792	12.77
	2006	2,269	15,125	(834)	16,560	13.20
Goldman Sachs Variable Insurance Trust subaccounts:
Capital Growth Fund	2007	572,365	168,571	(65,627)	675,309	10.69
	2006	459,837	120,521	(7,993)	572,365	9.80
Mid Cap Value Fund	2007	229,585	47,150	(27,393)	249,342	21.08
	2006	198,822	36,909	(6,146)	229,585	20.61
Structured Small Cap Equity Fund (13)	2007	9,504	21,382	(730)	30,156	13.98
	2006	5,613	5,135	(1,244)	9,504	16.89
Janus Aspen Series subaccounts:
Balanced Portfolio (Service Shares)	2007	38,724	22,347	(5,235)	55,836	13.84
	2006	31,610	12,157	(5,043)	38,724	12.66
Forty Portfolio (Institutional Shares)	2007	1,235,760	124,338	(59,223)	1,300,875	10.26
	2006	1,099,439	169,171	(32,850)	1,235,760	7.56
Mid Cap Growth Portfolio (Service Shares)	2007	108,867	13,637	(7,029)	115,475	13.21
	2006	99,324	13,759	(4,216)	108,867	10.95
PIMCO Variable Insurance Trust subaccounts:
Foreign Bond Portfolio (U.S. Dollar Hedged)	2007	124,075	45,416	(16,258)	153,233	13.89
	2006	95,100	31,449	(2,474)	124,075	13.53
Low Duration Portfolio	2007	154,317	52,090	(19,411)	186,996	13.44
	2006	120,485	36,991	(3,159)	154,317	12.63
PVC Fund, Inc. subaccounts:
Equity Income Account I (14)	2007	100,468	161,713	(121,663)	140,518	17.84
	2006	55,928	47,661	(3,121)	100,468	17.15
MidCap Stock Account (15)	2007	100,146	239,108	(189,748)	149,506	15.82
	2006	80,058	24,113	(4,025)	100,146	17.37

49

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2007 and 2006

	Variable Universal Life
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
SmallCap Growth Account (16)	2007	113,648	312,050	(299,418)	126,280	9.41
	2006	97,993	21,428	(5,773)	113,648	9.06
West Coast Equity Account (17)	2007	18,176	38,047	(22,921)	33,302	13.86
	2006	3,184	16,816	(1,824)	18,176	12.89
PVC Fund, Inc. — Strategic Asset Management subaccounts:
Balanced Portfolio (18)	2007	256,527	348,526	(273,035)	332,018	16.38
	2006	168,263	95,753	(7,489)	256,527	15.24
Conservative Balanced Portfolio (19)	2007	30,179	41,125	(33,342)	37,962	14.89
	2006	22,353	10,085	(2,259)	30,179	14.00
Conservative Growth Portfolio (20)	2007	631,865	854,476	(655,573)	830,768	17.73
	2006	412,056	228,706	(8,897)	631,865	16.40
Flexible Income Portfolio (21)	2007	13,707	19,535	(15,118)	18,124	13.70
	2006	11,741	5,407	(3,441)	13,707	13.06
Strategic Growth Portfolio (22)	2007	820,033	1,084,785	(855,861)	1,048,957	18.64
	2006	547,897	284,649	(12,513)	820,033	17.20

50

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2007 and 2006

	Life Accumulator
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
DWS Investments VIT Funds (23) subaccount:
Equity 500 Index VIP (24)	2007	56,846	21,159	(5,930)	72,075	16.49
	2006	41,633	25,111	(9,898)	56,846	15.81
DWS Variable Series II (7) subaccount:
Dreman High Return Equity VIP (8)	2007	4,016	8,457	(3,603)	8,870	12.53
	2006	935	6,514	(3,433)	4,016	12.86
Fidelity Variable Insurance Products Funds VIP subaccount:
Growth Portfolio	2007	4,930	10,127	(1,882)	13,175	15.02
	2006	241	4,960	(271)	4,930	11.92
Franklin Templeton Variable Insurance Products Trust subaccount:
Small Cap Value Securities Fund	2007	7,735	9,236	(2,180)	14,791	12.84
	2006	1,250	6,759	(274)	7,735	13.25
Goldman Sachs Variable Insurance Trust subaccounts:
Mid Cap Value Fund	2007	6,885	3,887	(2,576)	8,196	13.53
	2006	1,502	5,593	(210)	6,885	13.21
Structured Small Cap Equity Fund (13)	2007	3,253	7,005	(1,388)	8,870	10.55
	2006	15	5,883	(2,645)	3,253	12.72
Janus Aspen Series subaccount:
Mid Cap Growth Portfolio (Service Shares)	2007	4,910	12,360	(3,326)	13,944	16.35
	2006	16	7,418	(2,524)	4,910	13.52
PVC Fund, Inc. subaccounts:
Equity Income Account I (14)	2007	51,201	108,259	(92,327)	67,133	19.59
	2006	28,793	25,611	(3,203)	51,201	18.79
Large Cap Blend Account (25)	2007	8,492	254,813	(252,617)	10,688	15.49
	2006	4,571	4,437	(516)	8,492	14.86
Growth Account (26)	2007	9,241	142,039	(138,232)	13,048	17.61
	2006	6,319	3,350	(428)	9,241	14.42
Diversified International Account (27)	2007	16,736	267,683	(255,248)	29,171	24.40
	2006	8,496	10,119	(1,879)	16,736	21.20
MidCap Stock Account (15)	2007	10,574	42,204	(37,914)	14,864	16.96
	2006	6,463	6,190	(2,079)	10,574	18.59
SmallCap Growth Account (16)	2007	5,226	271,743	(268,862)	8,107	17.95
	2006	3,638	3,057	(1,469)	5,226	17.26
West Coast Equity Account (17)	2007	32,351	49,715	(38,883)	43,183	19.81
	2006	22,695	13,067	(3,411)	32,351	18.40

51

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2007 and 2006

	Life Accumulator
		Units				Accumulation
		Outstanding				Unit Value
		December 31,	Units	Units	Units	December 31,
	Year	Prior Year	Issued	Redeemed	Outstanding	Year End
Income Account (28)	2007	4,835	10,395	(7,120)	8,110	12.03
	2006	2,443	2,960	(568)	4,835	11.45
Money Market Account (29)	2007	7,908	7,979	(15,720)	167	10.88
	2006	30	8,193	(315)	7,908	10.47
Short Term Income Account (30)	2007	383	3,138	(3,061)	460	11.13
	2006	310	130	(57)	383	10.75
Mortgage Securities Account (31)	2007	776	6,301	(5,925)	1,152	11.41
	2006	623	281	(128)	776	10.82
PVC Fund, Inc. — Strategic Asset Management subaccounts:
Balanced Portfolio (18)	2007	70,572	113,800	(99,567)	84,805	15.88
	2006	52,361	25,293	(7,082)	70,572	14.75
Conservative Balanced Portfolio (19)	2007	17,392	42,594	(37,644)	22,342	14.28
	2006	11,070	7,418	(1,096)	17,392	13.40
Conservative Growth Portfolio (20)	2007	106,974	146,324	(125,328)	127,970	17.37
	2006	73,423	42,857	(9,306)	106,974	16.04
Flexible Income Portfolio (21)	2007	5,816	35,124	(29,353)	11,587	13.04
	2006	2,953	3,623	(760)	5,816	12.40
Strategic Growth Portfolio (22)	2007	182,823	291,746	(240,632)	233,937	18.47
	2006	125,031	68,737	(10,945)	182,823	17.01

52

Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company
(A Wholly Owned Subsidiary of Farmers Group, Inc.)
Notes to Financial Statements
December 31, 2007 and 2006

(1)	Merged with Social Small Cap Growth Portfolio effective September 27, 2007

(2)	Formerly named Scudder Variable Series I

(3)	Formerly named Scudder Bond Portfolio

(4)	Formerly named Scudder Global Discovery Portfolio

(5)	Formerly named Scudder Growth and Income Portfolio

(6)	Formerly named Scudder International Portfolio

(7)	Formerly named Scudder Variable Series II

(8)	Formerly named SVS Dreman High Return Equity Portfolio

(9)	Formerly named Scudder Government & Agency Securities Portfolio

(10)	Formerly named Scudder High Income Portfolio

(11)	Formerly named Scudder Money Market Portfolio, merged from DWS Variable Series I effective November 3, 2006

(12)	Formerly named Scudder Small Cap Growth Portfolio

(13)	Formerly named Goldman Sachs CORE Small Cap Equity Fund

(14)	The WM Equity Income Fund changed its name to PVC Equity Income Account I effective January 5, 2007

(15)	The WM Mid Cap Stock Fund changed its name to PVC MidCap Stock Account effective January 5, 2007

(16)	The WM Small Cap Growth Fund changed its name to PVC SmallCap Growth Account effective January 5, 2007

(17)	The WM West Coast Equity Fund changed its name to PVC West Coast Equity Account effective January 5, 2007

(18)	The WM Balanced Portfolio changed its name to PVC Balanced Portfolio effective January 5, 2007

(19)	The WM Conservative Balanced Portfolio changed its name to PVC Conservative Balanced Portfolio effective January 5, 2007

(20)	The WM Conservative Growth Portfolio changed its name to PVC Conservative Growth Portfolio effective January 5, 2007

(21)	The WM Flexible Income Portfolio changed its name to PVC Flexible Income Portfolio effective January 5, 2007

(22)	The WM Strategic Growth Portfolio changed its name to PVC Strategic Growth Portfolio effective January 5, 2007

(23)	Formerly named Scudder Investments VIT Funds

(24)	Formerly named Scudder VIT Equity 500 Index Fund

(25)	The WM Growth & Income Fund changed its name to PVC Large Cap Blend Account effective January 5, 2007

(26)	The WM Growth Fund changed its name to PVC Growth Account effective January 5, 2007

(27)	The WM International Growth Fund changed its name to PVC Diversified International Account effective January 5, 2007

(28)	The WM Income Fund changed its name to PVC Income Account effective January 5, 2007

(29)	The WM Money Market Fund changed its name to PVC Money Market Account effective January 5, 2007

(30)	The WM Short Term Income Fund changed its name to PVC Short Term Income Account effective January 5, 2007

(31)	The WM U.S. Government Securities Fund changed its name to PVC Mortgage Securities Account effective January 5, 2007

53